                                United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                  Form N-CSR
                       Certified Shareholder Report of
                  Registered Management Investment Companies

                                   811-5514

                     (Investment Company Act File Number)

                              MTB Group of Funds
       ---------------------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010

                                (412) 288-1900
                       (Registrant's Telephone Number)

                          C. Grant Anderson, Esquire
                          Federated Investors Tower
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End: 4/30/06

             Date of Reporting Period: Fiscal year ended 4/30/06
                                       -------------------------

Item 1.     Reports to Stockholders

[Logo MTB GROUP OF FUNDS]

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: April 30, 2006

MTB Funds

Short Duration Government Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Virginia Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Managed Allocation Fund -- Conservative Growth

Managed Allocation Fund -- Moderate Growth

Managed Allocation Fund -- Aggressive Growth

Balanced Fund

Equity Income Fund

Large Cap Value Fund

Equity Index Fund

Large Cap Stock Fund

Large Cap Growth Fund

Multi Cap Growth Fund

Mid Cap Stock Fund

Mid Cap Growth Fund

Small Cap Stock Fund

Small Cap Growth Fund

International Equity Fund

MTB SHORT DURATION GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the twelve months ended April 30, 2006, the Fund performed in line with the Lipper* peers in the “Short Government” category at net asset value due to the inclusion of higher yielding mortgage-backed securities, offset by a slightly longer average maturity than its peers.

The Fund placed emphasis on the acquisition of well-structured agency collateralized mortgage obligations as well as agency and treasury obligations.

We continue to emphasize risk control in the construction of the Fund.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MTB SHORT DURATION GOVERNMENT BOND FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short Duration Government Bond Fund (Class A Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB)2 and the Lipper Short U.S. Government Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(1.45)%

Start of Performance (8/18/2003)	0.40%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 3.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB SHORT DURATION GOVERNMENT BOND FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short Duration Government Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB)2 and the Lipper Short U.S. Government Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(3.85)%

Start of Performance (8/18/2003)	(0.37)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 3.00% on any redemption less than 3 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB SHORT DURATION GOVERNMENT BOND FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short Duration Government Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GB)2 and the Lipper Short U.S. Government Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	1.88%

5 Years	3.01%

10 Years	4.15%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Short Duration Government Bond Fund is the successor to the Governor Limited Duration Government Securities Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Limited Duration Government Securities Fund. The quoted performance of MTB Short Duration Government Bond Fund includes performance of certain predecessor collective trust fund (“commingled”) accounts, for periods prior to the Governor Limited Duration Government Securities Fund’s commencement of operations on July 1, 1997, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts’ performance may have been adversely affected.

MTB SHORT-TERM CORPORATE BOND FUND

Management’s Discussion of Fund Performance

Over the course of last year the Fund’s performance was in line with the Lipper Short Investment Grade peer group.* The Fund had a lower duration** versus its benchmark as we anticipated further tightenings by the Federal Reserve Board (Fed). In addition we expected the yield curve to flatten (short-term interest rates would move higher than long-term rates). As a result we under-weighted the 2 to 3 year portion of the yield curve and over-weighted investments with maturities less than 1 year and greater than six years. This barbelled portfolio structure added to performance over the last 12 months as the yield curve flattened close to 100 basis points. With the federal funds target rate now at 5% we have unwound a significant portion of our barbelled portfolio structure anticipating that the Fed is nearly finished its 2-year tightening campaign. We have been increasing our investments in the 2-year portion of the yield curve. We view defensive corporate issuers with yield to maturities of 5.50% to be relatively attractive given the uncertain economic and geo/political background facing investors.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

** Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MTB SHORT-TERM CORPORATE BOND FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short-Term Corporate Bond Fund (Class A Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2006, compared to the Lehman Brothers 1-3 Year Government/Credit Bond Index (LBGC)2 and the Lipper Short Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(0.93)%

Start of Performance (8/25/2003)	0.52%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 3.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB SHORT-TERM CORPORATE BOND FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Short-Term Corporate Bond Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2006, compared to the Lehman Brothers 1-3 Year Government/Credit Bond Index (LBGC)2 and the Lipper Short Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(3.66)%

Start of Performance (8/25/2003)	(0.21)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 3.00% on any redemption less than 3 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB SHORT-TERM CORPORATE BOND FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short-Term Corporate Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers 1-3 Year Government/Credit Bond Index (LBGC)2 and the Lipper Short Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20063

1 Year	2.29%

5 Years	2.67%

10 Years	4.13%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

3 Performance presented prior to August 22, 2003 reflects performance of the ARK Short-Term Bond Portfolio, which the MTB Short-Term Corporate Bond Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Short-Term Bond Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

MTB U.S. GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

The Fund outperformed the Lipper* general U.S. Government peer group for the year ended April 30, 2006. The peer group experienced a slightly negative total return for the period as interest rates moved higher and bond prices lower. The meager returns can be blamed on the Federal Reserve Board (Fed) and higher interest rates. The Fed continued to tighten monetary policy in a measured approach. For the fiscal year the Fed tightened by 200 basis points, raising the federal funds target rate to 4.75%. Longer-term interest rates also moved higher as economic growth remained strong and inflation concerns increased. The 5-year U.S. Treasury yield increased by one percent to 4.91% as of April 28, 2006, its highest yield since June of 2001.

The Fund’s out performance can be attributed to three major decisions over the course of the year. First, we maintained a shorter duration** to mitigate the effects of higher interest rates. Second, we reduced our allocation to longer-term securities as we correctly anticipated the steeper yield curve. Third, we effectively managed our mortgage backed securities sector allocation throughout the year.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

** Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MTB U.S. GOVERNMENT BOND FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB U.S. Government Bond Fund (Class A Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers U.S. Government Bond Index (LBUSGB)2 and Lipper U.S. Government Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(4.37)%

5 Years	3.16%

10 Years	4.96%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBUSGB and the Lipper U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBUSGB and the Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB U.S. GOVERNMENT BOND FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB U.S. Government Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Lehman Brothers U.S. Government Bond Index (LBUSGB)2 and Lipper U.S. Government Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(5.54)%

Start of Performance (8/18/2003)	0.35%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 3.00% on any redemption less than 3 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBUSGB and the Lipper U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBUSGB and the Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB U.S. GOVERNMENT BOND FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB U.S. Government Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Lehman Brothers U.S. Government Bond Index (LBUSGB)2 and Lipper U.S. Government Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	0.26%

Start of Performance (8/18/2003)	2.48%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBUSGB and the Lipper U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBUSGB and the Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

As expected, the Federal Reserve Board continued raising the federal funds target rate in 2005 and as a result short-term municipal yields have risen 94 basis points. Short-duration* securities have generated a total return of less than 1% over the past year. The yield on ten-year municipal bonds rose 43 basis points to end the year at 4.08%, while the yield on the thirty-year bonds rose only 16 basis points, resulting in total returns of (0.50%) for ten-year bonds and 1.60% for thirty-year bonds.

Bonds issued by the State of New York are rated Aa3 by Moody’s and AA by Standard and Poor’s.** We have continued to see credit upgrades in the New York City area due to the stronger economy but upstate has continued to be plagued by loss of population and jobs leading to budgetary pressures and rating downgrades.

The Fund outperformed its Lipper*** peer group at net asset value during the past year. Holdings that positively contributed to the Fund performance were positions in hospital bonds and bonds with longer maturities (maturities longer than 20 years).

* Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

** Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

MTB NEW YORK MUNICIPAL BOND FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB New York Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers New York Tax-Exempt Index (LBNYTE)2 and the Lipper New York Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(3.03)%

5 Years	3.43%

10 Years	4.54%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB NEW YORK MUNICIPAL BOND FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB New York Municipal Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Lehman Brothers New York Tax-Exempt Index (LBNYTE)2 and the Lipper New York Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(4.19)%

Start of Performance (8/18/2003)	1.96%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 3.00% on any redemption less than 3 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB NEW YORK MUNICIPAL BOND FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB New York Municipal Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Lehman Brothers New York Tax-Exempt Index (LBNYTE)2 and the Lipper New York Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	1.69%

Start of Performance (8/18/2003)	4.01%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB PENNSYLVANIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

The increases in yields in the municipal market have echoed the Treasury market, although the movements have not been as severe. Short-term municipal yields have followed the steady increases in the federal funds target rate rising slightly more than 250 basis points. The low yield for shorter-term municipals of roughly 1% three years ago (the end of the last easing cycle) is now slightly over 3.5%. Conversely, but again similar to the taxable market, yields on longer-maturity tax-exempt bonds have risen only 25-50 basis points, from 4.25% to 4.5%, resulting in a much flatter yield curve than we have had over the past few years. Although the curve is flatter, the yield curve has remained positively sloped and investors are being paid 50-90 basis points to purchase longer-dated bonds.

As noted, the decline in the municipal market has not been as dramatic as the Treasury market as municipal rates have been slower to rise. During most of the past twelve months, the Municipal to Treasury ratio was stable, however during the past several months, tax-exempt bonds have outperformed their taxable counterparts as those ratios have decreased from levels on long-term maturities that were near 100% at points throughout the year and are now near 85%. The driving force behind the strong outperformance generated by municipals in the past several months is now a story of low supply and strong demand. Municipal issuance was at record levels in 2005, with approximately $408.2 billion of debt (an increase of 13% over 2004) due to low interest rates and a flatter yield curve environment. As we expected, that situation has reversed. As housing prices have increased and the economy remains strong, new money issuance has slowed, as municipalities’ tax receipts have increased. As interest rates have increased, the opportunity for issuers to refund debt at lower levels is no longer attractive, leading to a decline in issuance. A more recent trend contributing to the lack of new supply is a reduction in sellers’ willingness to sell due to apprehension about finding replacement bonds in the near future. Demand remains strong as proceeds from called securities, interest payments and maturities need to be re-invested in the market. Also fueling demand for municipals is the more attractive higher coupon payment as rates have risen.

Over the twelve months, the total return generated by long-term municipals was slightly over 4% while short-maturity securities generated returns between 1.5 to 2%. The weakest performing segment of the curve was the belly (5-10 year maturities) with returns of approximately 1%. The demand for higher yielding issues has caused credit spreads in municipal bonds to shrink. Higher yielding (lower quality)* revenue bonds outperformed their general obligation counterparts as the market favored yield.

The Fund’s overall credit quality (Aa1) is slightly above that of the Commonwealth of Pennsylvania’s general obligation bonds, which are rated Aa2/AA/AA by Moody’s, Standard & Poor’s and Fitch.**

Prior to the rise in interest rates, the portfolio had a slightly defensive posture. Throughout the year, we continued our focus on selling securities that have reached their potential based on the returns offered in favor of adding securities that would provide value to the overall returns of the portfolio without increasing the risk of the overall portfolio. The Fund’s exposure to lower quality securities has contributed positively to performance over the past year. Short-duration*** holdings continued to provide insulation for the portfolio as interest rates rose; however the securities held in the intermediate portion of the yield curve held returns back as the curve flattened. Although the yields offered by some bonds whose income is subject to the Alternative Minimum Tax are attractive, we remain committed to limiting the portfolio’s exposure to zero.

* High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

** Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

*** Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MTB PENNSYLVANIA MUNICIPAL BOND FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Pennsylvania Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns For The Period Ended April 30, 20063

1 Year	(3.40)%

5 Years	3.27%

10 Years	3.63%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average has been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes and average are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

3 Performance presented prior to August 15, 2003 reflects performance of the ARK Pennsylvania Tax-Free Portfolio, which the MTB Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Pennsylvania Municipal Intermediate Bond Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

MTB PENNSYLVANIA MUNICIPAL BOND FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Pennsylvania Municipal Bond Fund (Class B Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20063

1 Year	(4.50)%

5 Years	3.12%

10 Years	4.35%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average has been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes and average are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

3 Performance presented prior to August 15, 2003 reflects performance of the ARK Pennsylvania Tax-Free Portfolio, which the MTB Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Pennsylvania Municipal Intermediate Bond Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

MTB PENNSYLVANIA MUNICIPAL BOND FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Pennsylvania Municipal Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20063

1 Year	1.13%

5 Years	4.33%

10 Years	4.28%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average has been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB10MB, LB7MB and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes and average are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

3 Performance presented prior to August 15, 2003 reflects performance of the ARK Pennsylvania Tax-Free Portfolio, which the MTB Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Pennsylvania Municipal Intermediate Bond Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

MTB MARYLAND MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

The increases in yields in the municipal market have echoed the Treasury market, although the movements have not been as severe. Short-term municipal yields have followed the steady increases in the federal funds target rate rising slightly more than 250 basis points. The low yield for shorter-term municipals of roughly 1% three years ago (the end of the last easing cycle) is now slightly over 3.5%. Conversely, but again similar to the taxable market, yields on longer-maturity tax-exempt bonds have risen only 25-50 basis points, from 4.25% to 4.5%, resulting in a much flatter yield curve than we have had over the past few years. Although the curve is flatter, the yield curve has remained positively sloped and investors are being paid 50-90 basis points to purchase longer-dated bonds.

As noted, the decline in the municipal market has not been as dramatic as the Treasury market as municipal rates have been slower to rise. During most of the past twelve months, the Municipal to Treasury ratio was stable, however during the several months, tax-exempt bonds have outperformed their taxable counterparts as those ratios have decreased from levels on long-term maturities that were near 100% at points throughout the year and are now near 85%. The driving force behind the strong outperformance generated by municipals in the past several months is now a story of low supply and strong demand. Municipal issuance was at record levels in 2005, with approximately $408.2 billion of debt (an increase of 13% over 2004) due to low interest rates and a flatter yield curve environment. As we expected, that situation has reversed. As housing prices have increased and the economy remains strong, new money issuance has slowed, as municipalities tax receipts have increased. As interest rates have increased, the opportunity for issuers to refund debt at lower levels is no longer attractive, leading to a decline in issuance. A more recent trend contributing to the lack of new supply is a reduction in sellers’ willingness to sell due to apprehension about finding replacement bonds in the near future. Demand remains strong as proceeds from called securities, interest payments and maturities need to be re-invested in the market. Also fueling demand for municipals is the more attractive higher coupon payment as rates have risen.

Over the twelve months, the total return generated by long-term municipals was slightly over 4% while short-maturity securities generated returns between 1.5 to 2%. The weakest performing segment of the curve was the belly (5-10 year maturities) with returns of approximately 1%. The demand for higher yielding issues has caused credit spreads in municipal bonds to shrink. Higher yielding (lower quality)* revenue bonds outperformed their general obligation counterparts as the market favored yield.

The state of Maryland’s general obligation bonds continue to be rated in the highest category (Aaa/AAA/AAA) by Moody’s, Standard & Poor’s and Fitch. The Fund’s overall credit quality is Aa2.** This slightly lower quality bias continued to contribute to the Fund’s positive performance for the year. Prior to the rise in interest rates, the portfolio had a slightly defensive posture. Throughout the year, we continued our focus on selling securities that have reached their potential based on the returns offered in favor of adding securities that would provide value to the overall returns of the portfolio without increasing the risk of the overall portfolio. The Fund’s exposure to lower quality securities has contributed positively to performance over the past year. Short-duration*** holdings continued to provide insulation for the portfolio as interest rates rose; however the securities held in the intermediate portion of the yield curve held returns back as the curve flattened. Although the yields offered by some bonds whose income is subject to the Alternative Minimum Tax are attractive, we remain committed to limiting the portfolio’s exposure.

* High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

** Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

*** Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Income may be subject to the federal alternative minimum tax.

MTB MARYLAND MUNICIPAL BOND FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Maryland Municipal Bond Fund (Class A Shares) (the “Fund”) from November 18, 1996 (start of performance) to April 30, 2006, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(3.08)%

5 Years	3.46%

Start of Performance (11/18/1996)[3]	4.03%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

3 The start of performance date was November 18, 1996. Class A Shares of the Fund were offered beginning January 2, 1997. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund’s Class A Shares. The Fund’s Institutional I Shares commenced operations November 18, 1996. The Fund’s Class A Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

MTB MARYLAND MUNICIPAL BOND FUND -- CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Maryland Municipal Bond Fund (Class B Shares) (the “Fund”) from November 18, 1996 (start of performance) to April 30, 2006, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(4.22)%

5 Years	3.31%

Start of Performance (11/18/1996)[3]	5.07%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

3 The start of performance date was November 18, 1996. Class B Shares of the Fund were offered beginning September 1, 1999. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund’s Class B Shares. The Fund’s Institutional I Shares commenced operations November 18, 1996. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

MTB MARYLAND MUNICIPAL BOND FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Maryland Municipal Bond Fund (Institutional I Shares) (the “Fund”) from November 18, 1996 (start of performance) to April 30, 2006, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB)2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	1.63%

5 Years	4.59%

Start of Performance (11/18/1996)	4.70%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB10MB, LB7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

MTB VIRGINIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

The increases in yields in the municipal market have echoed the Treasury market, although the movements have not been as severe. Short-term municipal yields have followed the steady increases in the federal funds target rate rising slightly more than 250 basis points. The low yield for shorter-term municipals of roughly 1% three years ago (the end of the last easing cycle) is now slightly over 3.5%. Conversely, but again similar to the taxable market, yields on longer-maturity tax-exempt bonds have risen only 25-50 basis points, from 4.25% to 4.5%, resulting in a much flatter yield curve than we have had over the past few years. Although the curve is flatter, the yield curve has remained positively sloped and investors are being paid 50-90 basis points to purchase longer-dated bonds.

As noted, the decline in the municipal market has not been as dramatic as the Treasury market as municipal rates have been slower to rise. During most of the past twelve months, the Municipal to Treasury ratio was stable, however during the several months, tax-exempt bonds have outperformed their taxable counterparts as those ratios have decreased from levels on long-term maturities that were near 100% at points throughout the year and are now near 85%. The driving force behind the strong outperformance generated by municipals in the past several months is now a story of low supply and strong demand. Municipal issuance was at record levels in 2005, with approximately $408.2 billion of debt (an increase of 13% over 2004) due to low interest rates and a flatter yield curve environment. As we expected, that situation has reversed. As housing prices have increased and the economy remains strong, new money issuance has slowed, as municipalities’ tax receipts have increased. As interest rates have increased, the opportunity for issuers to refund debt at lower levels is no longer attractive, leading to a decline in issuance. A more recent trend contributing to the lack of new supply is a reduction in sellers’ willingness to sell due to apprehension about finding replacement bonds in the near future. Demand remains strong as proceeds from called securities, interest payments and maturities need to be re-invested in the market. Also fueling demand for municipals is the more attractive higher coupon payment as rates have risen.

Over the twelve months, the total return generated by long-term municipals was slightly over 4% while short-maturity securities generated returns between 1.5 to 2%. The weakest performing segment of the curve was the belly (5-10 year maturities) with returns of approximately 1%. The demand for higher yielding issues has caused credit spreads in municipal bonds to shrink. Higher yielding (lower quality)* revenue bonds outperformed their general obligation counterparts as the market favored yield.

The state of Virginia’s general obligation bonds continue to be rated in the highest category (Aaa/AAA/AAA) by Moody’s, Standard & Poor’s and Fitch. The Fund’s overall credit quality is Aa2.** A slightly lower quality bias positively contributed to the Fund’s performance for the year. The portfolio has been defensively positioned over the past twelve months, with emphasis on holding higher coupon securities and issues priced to a short call date. While short-duration*** holdings continued to provide insulation for the portfolio as short-term interest rates rose, the securities held in the intermediate portion of the yield curve held returns back as the curve flattened. Although the yields offered by some bonds whose income is subject to the Alternative Minimum Tax are attractive, we remain committed to limiting the portfolio’s exposure. Throughout the year, focus was placed on selling securities that have reached their potential based on the returns offered in favor of adding securities that would provide value to the overall return of the portfolio without increasing the risk of the overall portfolio.

* High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

** Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

*** Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Income may be subject to the federal alternative minimum tax.

MTB VIRGINIA MUNICIPAL BOND FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Virginia Municipal Bond Fund (Class A Shares) (the “Fund”) from October 31, 1996 to April 30, 2006, compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB),2 the Lehman Brothers 7 Year Municipal Bond Index (LB7MB),2 the Lipper Virginia Municipal Debt Funds Average2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(3.69)%

5 Years	3.34%

10 Years	4.37%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB, LB7MB, Lipper Virginia Municipal Debt Funds Average and the Lipper Other States Intermediate Municipal Debt Funds Average has been adjusted to reflect reinvestment of dividends on securities in the indexes and averages.

2 The LB10MB, LB7MB, Lipper Virginia Municipal Debt Funds Average and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Virginia Municipal Bond Fund is the successor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The information presented above, for the periods prior to February 24, 2006, is historical information for the FBR Virginia Tax-Free Portfolio. The fiscal year end of FBR Virginia Tax-Free Portfolio was October 31.

MTB INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

Over the course of last year the Fund’s performance was in line with the Lipper Intermediate Investment Grade* peer group. The Fund had a lower duration** versus its benchmark as we anticipated further tightenings by the Federal Reserve Board (Fed). In addition we expected the yield curve to flatten (short-term interest rates would move higher than long-term rates). As a result we under-weighted the middle portion of the yield curve and over-weighted the very short and long ends. This barbelled portfolio structure added to relative performance over the last 12 months as the yield curve flattened close to 100 basis points. The Fund was underweighted in mortgage-backed securities, which had an extremely good start in 2006. Our underweight slightly detracted from our relative performance to the Lipper peer group. With the federal funds target rate now at 5% we have unwound a significant portion of our barbelled portfolio structure anticipating that the Fed is nearly finished its 2-year tightening campaign. We have been increasing our investments in the 5 to 7 year portion of the yield curve. We view mortgage-backed securities and defensive corporate issuers with yield to maturities of 6.25% to be relatively attractive given the uncertain economic and geo/political background facing investors.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

** Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MTB INTERMEDIATE TERM BOND FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Intermediate Term Bond Fund (Class A Shares) (the “Fund”) from August 18, 2003, (start of performance) to April 30, 2006, compared to the Lehman Brothers Intermediate Government/Credit Index (LBIGC),2 the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Intermediate Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(4.27)%

Start of Performance (8/18/2003)	0.68%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC, LBAB and the Lipper Intermediate Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LBIGC, LBAB and the Lipper Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB INTERMEDIATE TERM BOND FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Intermediate Term Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003, (start of performance) to April 30, 2006, compared to the Lehman Brothers Intermediate Government/Credit Index (LBIGC),2 the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Intermediate Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(5.29)%

Start of Performance (8/18/2003)	0.47%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 3.00% on any redemption less than 3 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC, LBAB and the Lipper Intermediate Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LBIGC, LBAB and the Lipper Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB INTERMEDIATE TERM BOND FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Intermediate Term Bond Fund (Institutional I Shares) (the “Fund”) from November 18, 1996 (start of performance) to April 30, 2006, compared to the Lehman Brothers Intermediate Government/Credit Index (LBIGC),2 the Lehman Brothers Aggregate Bond Index (LBAB),2 and the Lipper Intermediate Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	0.47%

5 Years	4.31%

Start of Performance (11/18/1996)	4.98%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC, LBAB and the Lipper Intermediate Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LBIGC, LBAB and the Lipper Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Intermediate Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

MTB INCOME FUND

Management’s Discussion of Fund Performance

The Fund slightly under performed the Lipper Corporate A rated peer group* for the year ended April 30, 2006. The peer group and the Fund experienced a slightly positive total return for the period as interest rates moved higher and bond prices lower. The meager returns can be blamed on the Federal Reserve Board (Fed) and higher interest rates. The Fed continued to tighten monetary policy in a measured approach. For the fiscal year, the Fed tightened by 200 basis points, raising the federal funds target rate to 4.75%. Longer-term interest rates also moved higher as economic growth remained strong and inflation concerns increased. The 5-year U.S. Treasury yield increased by one percent to 4.91% as of April 28, 2006, its highest yield since June of 2001.

The Fund’s underperformance can be attributed to our decision to not allocate a larger percentage of the Fund to the noninvestment grade (high yield)** sector of the corporate bond market. During the course of the year we under weighted this sector versus the investment grade corporate sector given the lack of risk premium provided by these lower rated, more risky corporate bonds. However, the high yield sector outperformed the higher quality investment grade sector for the year by 9%. Aiding performance was our duration*** management and yield curve strategies of expecting a flatter yield curve in 2005 and expecting higher interest rates in 2006.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

** High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

*** Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MTB INCOME FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Income Fund (Class A Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers Aggregate Bond Index (LBAB),2 and the Lipper Corporate A-Rated Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(4.50)%

5 Years	3.14%

10 Years	4.70%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestments of all dividends and distributions. The LBAB and the Lipper Corporate A-Rated Debt Funds Average has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBAB and the Lipper Corporate A-Rated Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

MTB INCOME FUND -- CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Income Fund (Class B Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Corporate A-Rated Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(5.54)%

5 Years	3.02%

10 Years[3]	4.46%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestments of all dividends and distributions. The LBAB and the Lipper Corporate A-Rated Debt Funds Average has been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBAB and the Lipper Corporate A-Rated Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

3 The start of performance date was July 16, 1993. Class B Shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the maximum CDSC and total operating expenses applicable to the Fund’s Class B Shares. The Fund’s Institutional I Shares commenced operating on July 16, 1993. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

MTB INCOME FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Income Fund (Institutional I Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Lipper Corporate A-Rated Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	0.16%

5 Years	4.28%

10 Years	5.38%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestments of all dividends and distributions. The LBAB and the Lipper Corporate A-Rated Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBAB and the Lipper Corporate A-Rated Debt Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

MTB MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH

Management’s Discussion of Fund Performance

For the twelve months ended April 30, 2006, the Fund trailed its benchmark index due largely to the conservative, shorter-than benchmark duration* maintained on the fixed income side of the Fund throughout the period, which acted as a drag on performance for most of the period. In March and April 2006, this allocation bet to overweight shorter term bonds appeared to be paying off as interest rates in the intermediate part of the yield curve began to rise, hurting investments exposed to this space. Other slight detractors from performance were found in the large cap blend, small cap** blend and international*** equity areas of the portfolio.

One notable contributor to positive outperformance over the recent twelve months can be found in the large cap value sector, where the MTB Large Cap Value Fund outperformed its respective benchmark.

* Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

** Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*** International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

MTB MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Conservative Growth (Class A Shares) (the “Fund”) from February 3, 1999 (start of performance) to April 30, 2006, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Standard and Poor’s 500 Index (S&P 500).2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	1.23%

5 Years	2.17%

Start of Performance (2/03/1999)	2.61%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBAB and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index.

† The MTB Managed Allocation Fund -- Conservative Growth is the successor to the Governor Lifestyle Conservative Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Conservative Growth Fund.

MTB MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Conservative Growth (Class B Shares) (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2006, compared to the Lehman Brothers Aggregate Bond Index (LBAB)2 and the Standard and Poor’s 500 Index (S&P 500).2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	(0.12)%

Start of Performance (4/30/2002)	1.94%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 3.00% CDSC on any redemption less than 4 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBAB and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index.

MTB MANAGED ALLOCATION FUND -- MODERATE GROWTH

Management’s Discussion of Fund Performance

For the twelve months ended April 30, 2006, the Fund nearly matched its benchmark index due largely to both the mid-year strategic allocation adjustment made to incorporate both the mid cap growth and small cap* growth funds, and the significant outperformance of those funds relative to their respective benchmarks since their addition. This overweighting to an outperforming asset class served to boost performance over what it otherwise would have been.

Additional contributors to outperformance over the recent twelve months can be found in the large cap growth and value realms where the MTB Large Cap Growth Fund and MTB Large Cap Value Fund outperformed their respective benchmarks. Slight detractors from performance were found in the large cap blend, small cap blend and international** equity areas of the portfolio. Additionally, the conservative, shorter-than benchmark duration*** maintained on the fixed income side of the Fund throughout the period acted as a drag on performance for most of the period. In March and April 2006, this allocation bet to overweight shorter term bonds appeared to be paying off as interest rates in the intermediate part of the yield curve began to rise, hurting investments exposed to this space.

* Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

** International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

*** Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MTB MANAGED ALLOCATION FUND -- MODERATE GROWTH -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Moderate Growth, Class A Shares (the “Fund”) from February 4, 1999 (start of performance) to April 30, 2006, compared to the Standard and Poor’s 500 Index (S&P 500)2 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	7.38%

5 Years	2.33%

Start of Performance (2/04/1999)	2.91%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index.

† The MTB Managed Allocation Fund -- Moderate Growth is the successor to the Governor Lifestyle Moderate Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Moderate Growth Fund.

MTB MANAGED ALLOCATION FUND -- MODERATE GROWTH -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Moderate Growth, Class B Shares (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2006, compared to the Standard and Poor’s 500 Index (S&P 500)2 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	6.61%

Start of Performance (4/30/2002)	3.20%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 3.00% on any redemption less than 4 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index.

MTB MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH

Management’s Discussion of Fund Performance

For the twelve months ended April 30, 2006, the Fund outperformed its benchmark index due largely to both the mid-year strategic allocation adjustment made to incorporate both mid cap growth and small cap* growth funds and the significant outperformance of those funds relative to their respective benchmarks since their addition. This overweighting to an outperforming asset class served to boost performance over what it otherwise would have been.

Additional contributors to outperformance over the recent twelve months can be found in the large cap growth and value realms where the MTB Large Cap Growth Fund and MTB Large Cap Value Fund outperformed their respective benchmarks.

* Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MTB MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Aggressive Growth (Class A Shares) (the “Fund”) from February 18, 1999 (start of performance) to April 30, 2006, compared to the Standard and Poor’s 500 Index (S&P 500)2 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	12.44%

5 Years	2.39%

Start of Performance (2/18/1999)	2.74%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.00% ($10,000 investment minus $500 sales charge = $9,500). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index.

† The MTB Managed Allocation Fund -- Aggressive Growth is the successor to the Governor Lifestyle Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Growth Fund.

MTB MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund -- Aggressive Growth (Class B Shares) (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2006, compared to the Standard and Poor’s 500 Index (S&P 500)2 and the Lehman Brothers Aggregate Bond Index (LBAB).2

Average Annual Total Return for the Period Ended April 30, 2006

1 Year	12.75%

Start of Performance (4/30/2002)	4.54%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 3.00% on any redemption less than 4 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index.

MTB BALANCED FUND

Management’s Discussion of Fund Performance

For the twelve months ended April 30, 2006, the Fund demonstrated solid results. After experiencing a difficult year in 2005 the Fund rebounded nicely in our fiscal year. Our asset allocation decision to minimize our allocation to fixed income while allocating almost 75% of the portfolio to equities served us well. For the year ended April 30, 2006 the equity market sharply outperformed the bond market. Unlike other Balanced Funds, which use a core strategy for their equity investment, our Fund has embraced a growth style. Over an extended investment period this strategy should give our shareholders a slight performance edge. The growth style has gone through a difficult period since the technology bubble burst in 2000. It now appears that we are seeing a cyclical shift by investors back toward the growth style.

As we take a look back over our fiscal year’s results we noticed that our overall performance wasn’t influenced by any one sector. We had sectors which we overweighted and underweighted throughout the year, but it was our emphasis on internal research that helped us develop an eclectic group of growth ideas that helped the Fund. Weatherford International, an oil service company, was the Fund’s top performer. In a year where oil prices pushed through the $70 mark, this well-managed oil company proved it could outpace its peers in delivering solid results. Another company that meaningfully added to the Fund’s performance was Corning. This company is a leader in the manufacturing and development of LCD glass. As consumers buying patterns shift toward plasma and flat-screen televisions Corning is a primary beneficiary of this technology trend. Our position in Express Scripts also aided the Fund in our fiscal year. As our healthcare industry pushes patients away from their local pharmacy to more of a mail order model for their pharmaceuticals, this company is rewarded. With the stock market touching new highs our next investment proved to be an ideal holding. Lehman Brothers is a brokerage company that offers a full array of equity, fixed income and advisory services, both in the U.S. and internationally. The last of our top performing companies is Nabors Industries, another energy related company. This company is a leader in the land drilling industry. Nabors has witnessed significant earnings growth as day rates for their drilling equipment have doubled within the last year. Unlike the last energy cycle where drilling contracts were based on a month-to-month basis, Nabors has now signed oil companies to two and three year contracts, which should elongate the cycle and preserve their earnings growth.

We did have a number of companies that had a negative impact on the Fund’s overall performance. Two healthcare companies, Kinetic Concepts, and Pfizer held this distinction. Kinetic Concepts has a unique wound care system, but a patent suit enabling a competitor to gain share impacted the stock. Pfizer’s share price was affected when a number of high profile drugs were questioned regarding their side effects. The Fund was also negatively impacted by our position in Chicago Bridge and Iron. This company appeared to be strategically situated to prosper from the havoc wreaked upon the Gulf area due to a series of devastating hurricanes; however accounting improprieties had a severe impact on its share performance.

In looking at how we structured the Fund from a sector allocation basis in fiscal year 2006, a few things are glaringly apparent. Two specific areas that we intended to focus our resources on were the Energy and Industrial sectors. These two sectors delivered superb results as oil and gas prices surged and the Industrial sector embarked upon a new cycle. We were substantially overweight these sectors for the better part of our fiscal year, and continue to believe that these sectors will deliver above trend results over the next few years. Two sectors where we were consciously underweight were the Consumer Discretionary and Material sectors. If our thesis that higher energy prices would continue to plague the consumer and that companies which needed fossil fuels as feedstock would remain under pressure is right, then it seems logical to remain underweight these sectors. Our logic was sound but being underweight these sectors slightly impacted the portfolio’s performance.

The meager returns on the fixed income allocation can be blamed on the Federal Reserve Board (Fed) and higher interest rates. The Fed continued to tighten monetary policy in a measured approach. For the fiscal year the Fed tightened by 200 basis points, raising the federal funds target rate to 4.75%. Longer-term interest rates also moved higher as economic growth remained strong and inflation concerns increased. The 5-year U.S. Treasury yield increased by one percent to 4.91% as of April 28, 2006, its highest yield since June of 2001. Higher interest rates reduced the value of the fixed income portion of the Fund.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MTB BALANCED FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Balanced Fund (Class A Shares) (the “Fund”) from April 30, 1996 to April 30, 2006 compared to the Standard and Poor’s 500/Barra Growth Index (S&P 500/BG),2 the Standard and Poor’s 500/Citigroup Growth Index (S&P 500/CG),2 the Lehman Brothers Aggregate Bond Index (LBAB),2 and the Lipper Balanced Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	2.16%

5 Years	(0.55)%

10 Years	6.25%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BG, S&P 500/CG, LBAB, and the Lipper Balanced Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500/BG, S&P 500/CG, LBAB, and the Lipper Balanced Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P 500/BG to the S&P 500/CG because the S&P 500/BG will be discontinued in 2006, and the S&P will replace this growth style index with the S&P 500/CG.

† The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

MTB BALANCED FUND -- CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Balanced Fund (Class B Shares) (the “Fund”) from April 30, 1996 to April 30, 2006 compared to the Standard and Poor’s 500/Barra Growth Index (S&P 500/BG),2 the Standard and Poor’s 500/Citigroup Growth Index (S&P 500/CG)2, the Lehman Brothers Aggregate Bond Index (LBAB),2 and the Lipper Balanced Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	2.33%

5 Years	(0.53)%

10 Years[3]	5.93%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BG, S&P 500/CG, LBAB, and the Lipper Balanced Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500/BG, S&P 500/CG, LBAB, and the Lipper Balanced Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P 500/BG to the S&P 500/CG because the S&P 500/BG will be discontinued in 2006, and the S&P will replace this growth style index with the S&P 500/CG.

3 The start of performance date was July 16, 1993. Class B Shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund’s Class B Shares. The Fund’s Institutional I Shares commenced operations on July 16, 1993. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

MTB BALANCED FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Balanced Fund (Institutional I Shares) (the “Fund”) from April 30, 1996 to April 30, 2006 compared to the Standard and Poor’s 500/Barra Growth Index (S&P 500/BG),2 the Standard & Poor’s 500/Citigroup Growth Index (S&P 500/CG),2 the Lehman Brothers Aggregate Bond Index (LBAB),2 and the Lipper Balanced Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	8.35%

5 Years	0.73%

10 Years	7.02%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BG, S&P 500/CG, LBAB, and the Lipper Balanced Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500/BG, S&P 500/CG, LBAB, and the Lipper Balanced Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P 500/BG to the S&P 500/CG because the S&P 500/BG will be discontinued in 2006, and the S&P will replace this growth style index with the S&P 500/CG.

† The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

MTB EQUITY INCOME FUND

Management’s Discussion of Fund Performance

For the year ended April 30, 2006, the Fund outperformed the S&P 500 Index,* but slightly underperformed the Russell 1000 Value Index.** For the first five months, the Fund’s underweighted exposure to Energy and overweighted exposure to Basic Industry and Consumer Staples detracted from performance. During this time period, Energy names dominated the market’s performance and the impact of higher priced energy related inputs compressed margins and held back performance for many of the Fund’s positions in the Basic Industry and Consumer Staples sectors. Managements confronted these pressures by implementing price increases which began to positively impact earnings. Unfortunately, the back-to-back tragic hurricanes of Katrina and Rita derailed this momentum as production outages occurred and input costs maxed out. Fortunately, October marked a reversal from the narrow leadership of Energy as second and third rounds of price increases were put through in virtually every sector with exposure to these higher input costs, such as Specialty Chemicals, Papers and Consumer Products. These increases, on top of solid demand, have provided margin recovery and earnings increases which contributed to the Fund’s material outperformance during the last seven months. Focusing on companies who are undertaking pricing initiatives remains a priority in the Fund. For the 12 months ended April 30, 2006, the Fund’s relative underweight in Technology and Financials detracted from performance.

Merger and acquisition activity contributed to performance as Bell South, North Fork and Engelhard were acquired for significant premiums. In addition, asset sale announcements by Bank of New York, Pfizer, Conagra, 3M, and International Paper were value enhancing.

Top performers for the year were from a wide variety of sectors. They included Marathon Oil, Bank of New York, BellSouth, Valspar, Honeywell, Limited Brands, Newell Rubbermaid, Bank Of America and Colgate Palmolive.

* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

** The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. This index is unmanaged and investments cannot be made in an index.

MTB EQUITY INCOME FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Income Fund (Class A Shares) (the “Fund”) from November 18, 1996 (start of performance) to April 30, 2006, compared to the Standard & Poor’s 500 Index (S&P 500),2 the Russell 1000 Value Index (Russell 1000 Value)2 and the Lipper Equity Income Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	9.81%

5 Years	0.99%

Start of Performance (11/18/1996)	6.01%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Equity Income Fund is the successor to the ARK Equity Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Equity Income Portfolio.

MTB EQUITY INCOME FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Income Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2006, compared to the Standard & Poor’s 500 Index (S&P 500),2 the Russell 1000 Value Index (Russell 1000 Value)2 and the Lipper Equity Income Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	11.04%

Start of Performance (8/25/2003)	11.25%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the CDSC of 3.00% on any redemption less than 3 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

MTB EQUITY INCOME FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Equity Income Fund (Institutional I Shares) (the “Fund”) from November 18, 1996 (start of performance) to April 30, 2006, compared to the Standard & Poor’s 500 Index (S&P 500),2 Russell 1000 Value Index (Russell 1000 Value)2 and the Lipper Equity Income Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	16.54%

5 Years	2.32%

Start of Performance (11/18/1996)	6.81%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500, Russell 1000 Value and the Lipper Equity Income Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Equity Income Fund is the successor to the ARK Equity Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Equity Income Portfolio.

MTB LARGE CAP VALUE FUND

Management’s Discussion of Fund Performance

For the twelve months ended April 30, 2006, the Fund generated substantial gains, and performed approximately inline with its Benchmark though well ahead of the general equity market (S&P 500 Index).* The Fund’s holdings posted gains during the period due to the combination of attractive stock valuations, positive corporate announcements, signs of continued economic growth, and more recently optimism the Federal Reserve Board (Fed) may pause in raising interest rates or is even nearing the end of its current tightening policy.

Over the last eight months of 2005, the equity markets performed surprisingly well despite the pressures investors faced such as surging oil and commodity prices, the worst natural disaster in U.S. history in Hurricane Katrina, and the Fed tightenings. Then 2006 arrived with a bang for the U.S. equity markets with stocks rising one to two per cent on the year’s first trading day, nearly three to four percent for the month of January plus a little more in each of February, March and April resulting in twelve month returns exceeding 20%.

The Fund’s investments in the Energy sector were stellar performers for most of the period, driven by strong fundamentals and the sharp rise in oil prices. In addition to the Energy exposure, strong stock selection in other groups such as Technology, Insurance Brokerage, Materials and Processing, and Railroads benefited the Fund’s overall performance. The portfolio holdings also benefited from corporate actions including corporate restructuring initiatives, merger and acquisition activity, and share buybacks. On the other hand, exposure to the Cable, Media and Entertainment stocks hindered performance during the period, as well as an underweighting in Financial stocks which performed surprisingly well during a period of rising interest rates.

The Energy sector was the best performing group for the Fund on both an absolute and relative basis during the period. We believe overall oil industry fundamentals remain very positive, and expect the stocks can continue to outperform based on their underlying company fundamentals. We continue to favor the exploration and production companies, such as Kerr-McGee Corp. and Noble Energy Inc., based on strong fundamentals, continuing attractive valuations (even assuming lower commodity prices) and projected catalysts. Two of the Fund’s Energy holdings merged during the period, as ConocoPhillips made a successful surprise bid for Burlington Resources Inc. We believe the acquisition makes sense from an operating, strategic, and financial basis as the combined entity will have a leading position in the North American natural gas market.

Our position in test and measurement firm, Agilent Technologies Inc., gained 85% for the period. The company completed a Dutch tender auction late last year for 83 million shares that reduced the shares outstanding by about 16% and accreted value to existing shareholders. NWQ participated in this auction that netted $36 per share for our clients, tendering approximately half of our shares back to the company. Agilent has embarked on a major restructuring initiative that will drive better operating results through the divestiture of its non-core businesses and the consolidation of its real estate properties. Agilent was the single largest contributor to performance during the period.

The investment in Aon Corp. continues to impress as the company once again reported earnings that exceeded expectations. Its earnings were bolstered by strong organic growth in its insurance brokerage division, as well as ongoing restructuring efforts under a new CEO that are helping to drive better operating margins.

In the mining sector, gold prices climbed to 25-year highs during the period due to inflation concerns, bullish market fundamentals, and speculation that Russia, Argentina, and South Africa are contemplating boosting their gold reserves. The rally in gold was accompanied by recent highs for silver, platinum, copper, and other metals. The Fund’s investment in Barrick Gold Corp. gained substantially despite some pressure on the stock related to its hostile takeover of Canadian miner, Placer Dome Inc. Barrick Gold estimates that it can generate cost savings of about $240 million per year from the acquisition and gain access to Placer Dome’s undeveloped properties (Barrick Gold has the lowest cost structure among the major gold producers). Our other mining stock, Australian-based Rio Tinto Plc, gained 85% on the strength in copper prices and the positive outlook for iron-ore prices in 2006. These two segments account for roughly 70% of Rio Tinto’s earnings.

The U.S. financial markets made little progress in 2005 until there were clear signs that the Fed was nearing the end of what has seemed like an endless string of rate hikes. With the Fed recently signaling that a pause was likely and economic growth forecast to continue at a moderate pace, the financial markets may have fewer headwinds to deal with this year. Also, given the strength of corporate earnings gains in 2005 which are continuing strongly in 2006 and the modest performance gains for the major averages last year, current stock market valuations remain reasonable.

* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

MTB LARGE CAP VALUE FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Value Fund (Class A Shares) (the “Fund”) from September 26, 1997 (start of performance) to April 30, 2006, compared to the Standard and Poor’s 500/Barra Value Index (S&P 500/BV),2 the Standard and Poor’s 500/Citigroup Value Index (S&P 500/CV)2 and the Lipper Large Cap Value Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	15.68%

5 Years	2.03%

Start of Performance (9/26/1997)	4.53%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV, S&P 500/CV and Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/BV, S&P 500/CV and Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P 500/BV to the S&P 500/CV because the S&P 500/BV will be discontinued in 2006, and the S&P will replace this value style index with the S&P 500/CV.

MTB LARGE CAP VALUE FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Value Fund (Class B Shares) (the “Fund”) from December 10, 1999 (start of performance) to April 30, 2006, compared to the Standard and Poor’s 500/Barra Value Index (S&P 500/BV),2 the Standard and Poor’s 500/Citigroup Value Index (S&P 500/CV)2 and the Lipper Large Cap Value Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	16.38%

5 Years	1.90%

Start of Performance (12/10/1999)	3.72%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV, S&P 500/CV and Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/BV, S&P 500/CV and Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P 500/BV to the S&P 500/CV because the S&P 500/BV will be discontinued in 2006, and the S&P will replace this value style index with the S&P 500/CV.

MTB LARGE CAP VALUE FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Value Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Standard and Poor’s 500/Barra Value Index (S&P 500/BV),2 the Standard and Poor’s 500/Citigroup Value Index (S&P 500/CV)2 and the Lipper Large Cap Value Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	22.54%

Start of Performance (8/18/2003)	15.30%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV, S&P 500/CV and the Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/BV, S&P 500/CV and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P 500/BV to the S&P 500/CV because the S&P 500/BV will be discontinued in 2006, and the S&P will replace this value style index with the S&P 500/CV.

MTB EQUITY INDEX FUND

Management’s Discussion of Fund Performance

The twelve months ended April 30, 2006 saw a continuation of the rise of commodities we saw last year. Global factors coming in play include the rise of China as a major consumer of raw materials as well as buying of metals as an inflation hedge. The biggest contributors to the gains we saw were Schlumberger, Exxon Mobil, American International Group, JP Morgan and Hewlett Packard. The biggest gainer in absolute terms was Allegheny Technologies Inc -- which was up over 200% and is participating in the dramatic gains in the Steel sector. Another big gainer was Apple Computer, which also was one of the leaders last year. The biggest detractors to the performance were Johnson & Johnson, Intel, Dell, General Electric and Pfizer. The past year saw a continuation in weakness in the bigcap pharma space that was led by Merck in the year before and led to JNJ and Pfizer being major detractors this year. Of note as well is Dell, which saw its fortunes decline as events turned in competitor Hewlett Packard’s favor. In terms of absolute losses, the past twelve months saw anything related to auto parts fare quite poorly, as both Delphi and Dana filed for bankruptcy and saw their shares removed from the index. Over the past twelve months we saw 25 total changes to the index, for a variety of reasons including bankruptcy, takeover, or lack of market capitalization. Noteworthy as an addition to the S&P 500 Index (Index)* was Google, validating that stock as an investment by many in the investing community.

In terms of tracking the Index, the Fund closely replicated the day to day movements of the Index as we kept the portfolio fully invested in the underlying assets of the Index at all times.

* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

MTB EQUITY INDEX FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Index Fund (Class A Shares) (the “Fund”) from November 3, 1997 (start of performance) to April 30, 2006, compared to the, Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Standard & Poor’s 500 Index Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	8.50%

5 Years	0.94%

Start of Performance (11/03/1997)	4.60%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Standard & Poor’s 500 Index Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 and the Lipper Standard & Poor’s 500 Index Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Equity Index Fund is the successor to the Ark Equity Index Portfolio pursuant to an organization which took place on August 22, 2003. The information presented above for the periods prior to August 22, 2003, is historical information for the ARK Equity Index Portfolio.

MTB EQUITY INDEX FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Equity Index Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2006, compared to compared to the, Standard & Poor’s 500 Index (S&P 500)2 and Lipper Standard & Poor’s 500 Index Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	8.93%

Start of Performance (8/25/2003)	10.37%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% CDSC on any redemption less than 3 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from purchase date. The Fund’s performance assumes the reinvestment of all dividend and distributions. The S&P 500 and the Lipper Standard & Poor’s 500 Index Average has been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 and the Lipper Standard & Poor’s 500 Index Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

MTB EQUITY INDEX FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Equity Index Fund (Institutional I Shares) (the “Fund”) from October 1, 1997 (start of performance) to April 30, 2006, compared to compared to the Standard & Poor’s 500 Index (S&P 500)2 and Lipper Standard & Poor’s 500 Index Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	15.10%

5 Years	2.38%

Start of Performance (10/01/1997)	5.26%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Standard & Poor’s 500 Index Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 and the Lipper Standard & Poor’s 500 Index Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Equity Index Fund is the successor to the Ark Equity Index Portfolio pursuant to an organization which took place on August 22, 2003. The information presented above for the periods prior to August 22, 2003, is historical information for the ARK Equity Index Portfolio.

MTB LARGE CAP STOCK FUND

Management’s Discussion of Fund Performance

The Fund’s results were solid in absolute terms reflecting a generally favorable economic environment and continued strong corporate earnings. The strong contributors were well-diversified and included holdings such as Lehman Brothers (capital markets), Harris Corp. (communications equipment), ENSCO International (oilfield services), Staples (office products), Rockwell Automation (factory automation), Pacificare Health Systems (health management), Peabody Energy and Fording Canadian Coal (coal), and Express Scripts (mail-order pharmacy).

Solid stock selection was reflected especially in Consumer Discretionary and Health Care stocks. In addition to its holding in Staples, the Fund benefited from its investment in Toll Brothers, which was sold for a solid profit near the top for the homebuilding stocks in the summer of 2005. In Health Care, the Fund also benefited from Amgen, Cerner, Varian Medical, as well as numerous other smaller contributors.

The Fund emphasizes stock selection, and does not generally make significant sector calls to generate performance. However, it is worth noting that the Fund benefited significantly from having no investment in utilities. After several strong years, these stocks had moved to egregious over-valuations relative to historical norms and our analysis of their earnings potential. They did, in fact, retreat through the year under the pressure of rising interest rates and declining earnings growth rates.

Although the Fund’s return was solid, it lagged the S&P 500 Index* benchmark. This was due to some positions that did not achieve expectations. Leading detractors included Zimmer Holdings and Kinetic Concepts (health care), Dell Computer, Sysco Corp. (food services), St. Joe (real estate development), Chicago Bridge & Iron (engineering and construction), and Pactiv (packaging).

* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

MTB LARGE CAP STOCK FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Stock Fund (Class A Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20063

1 Year	5.34%

5 Years	(0.67)%

10 Years	6.03%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 and the Lipper Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

3 Performance presented prior to August 15, 2003 reflects performance of the ARK Value Equity Portfolio, which the MTB Large Cap Stock Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Equity Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

MTB LARGE CAP STOCK FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Stock Fund (Class B Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20063

1 Year	5.62%

5 Years	(0.60)%

10 Years	5.70%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 and the Lipper Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

3 Performance presented prior to August 15, 2003 reflects performance of the ARK Value Equity Portfolio, which the MTB Large Cap Stock Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Equity Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

MTB LARGE CAP STOCK FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Stock Fund (Institutional I Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Standard & Poor’s 500 Index (S&P 500)2 and the Lipper Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 20063

1 Year	11.61%

5 Years	0.57%

10 Years	6.88%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the Lipper Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 and the Lipper Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

3 Performance presented prior to August 15, 2003 reflects performance of the ARK Value Equity Portfolio, which the MTB Large Cap Stock Fund acquired pursuant to a reorganization on that date. The performance information for the ARK Fund includes historical information for the Marketvest Equity Fund, which the ARK Fund acquired on March 30, 1998. Therefore, performance presented prior to March 30, 1998 is for the Marketvest Fund.

MTB LARGE CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the twelve months ended April 30, 2006 the Fund demonstrated solid results. After experiencing a difficult year in 2005 the Fund rebounded nicely and outpaced other growth related funds in our fiscal year. With the financial equity markets hitting six-year highs you would expect a Fund with a growth bias to deliver solid returns. The growth style has gone through a difficult period since the technology bubble burst in 2000. It now appears that we are seeing a cyclical shift by investors back toward the growth style.

As we take a look back over our fiscal year’s results we noticed that our overall performance wasn’t influenced by any one sector. Our top five performing equities in our 2006 fiscal year came from five different sectors. We had sectors which we overweighted and underweighted throughout the year, but it was our emphasis on internal research that helped us develop an eclectic group of growth ideas that helped us better our benchmark. Weatherford International, an oil service company, was the Fund’s top performer. In a year where oil prices pushed through the $70 mark, this well-managed oil company proved it could outpace its peers in delivering solid results. Another company that meaningfully added to the Fund’s performance was Corning. This company is a leader in the manufacturing and development of LCD glass. As consumers buying patterns shift toward plasma and flat-screen televisions Corning is a primary beneficiary of this technology trend. Our position in Express Scripts also aided the portfolio in our fiscal year. As our healthcare industry pushes patients away from their local pharmacy to more of a mail order model for their pharmaceuticals, this company is rewarded. With the stock market touching new highs our next investment proved to be an ideal holding. Lehman Brothers is a brokerage company that offers a full array of equity, fixed income and advisory services, both in the U.S. and internationally. The last of our top performing companies is Caterpillar. This company is a global leader in the construction and mining equipment industry. Caterpillar has benefited from a global economic pick up coupled with a recent surge in commodity prices. The company is capacity constrained. An order placed today might take years to be delivered.

We did have a few companies that had a negative impact on the Fund’s overall performance. Two healthcare companies, Kinetic Concepts, and Pfizer held this distinction. Kinetic Concepts has a unique wound care system, but a patent suit enabling a competitor to gain share impacted the stock. Pfizer’s share price was affected when a number of high profile drugs were questioned regarding their side effects. The Fund was also negatively impacted by our position in Chicago Bridge and Iron. This company appeared to be strategically situated to prosper from the havoc wreaked upon the Gulf area due to a series of devastating hurricanes, however accounting improprieties had a severe impact on its share performance.

In looking at how we structured the Fund from a sector allocation basis in fiscal year 2006, a few things are glaringly apparent. Two specific areas that we intended to focus our resources were the Energy and Industrial sectors. These two sectors delivered superb results as oil and gas prices surged and the Industrial sector embarked upon a new cycle. We were substantially overweight these sectors for the better part of our fiscal year, and continue to believe that these sectors will deliver above trend results over the next few years. Two sectors where we were consciously underweight for the better part of the year were the Consumer Discretionary and Material sectors. If our thesis that higher energy prices would continue to plague the consumer and that companies which needed fossil fuels as feedstock would remain under pressure is right, then it seems logical to remain underweight in these sectors. Our logic was sound but being underweight in these sectors did negatively impact the portfolio.

MTB LARGE CAP GROWTH FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Growth Fund (Class A Shares) (the “Fund”) from March 20, 2000 (start of performance) to April 30, 2006, compared to the Standard & Poor’s 500/Barra Growth Index (S&P 500/BG),2 the Standard & Poor’s 500/Citigroup Growth Index (S&P 500/CG)2 and Lipper Large-Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	4.88%

5 Years	(1.68)%

Start of Performance (3/20/2000)	(3.87)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BG, S&P 500/CG and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/BG, S&P 500/CG and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P 500/BG to the S&P 500/CG because the S&P 500/BG will be discontinued in 2006, and the S&P will replace this growth style index with the S&P 500/CG.

MTB LARGE CAP GROWTH FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Growth Fund (Class B Shares) (the “Fund”) from April 6, 2000 (start of performance) to April 30, 2006, compared to the Standard & Poor’s 500/Barra Growth Index (S&P 500/BG),2 the Standard and Poor’s 500/Citigroup Growth Index (S&P 500/CG)2 and the Lipper Large-Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	5.20%

5 Years	(1.78)%

Start of Performance (4/6/2000)	(4.30)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BG, S&P 500/CG and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/BG, S&P 500/CG and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P 500/BG to the S&P 500/CG because the S&P 500/BG will be discontinued in 2006, and the S&P will replace this growth style index with the S&P 500/CG.

MTB LARGE CAP GROWTH FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Growth Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Standard & Poor’s 500/Barra Growth Index (S&P 500/BG),2 the Standard and Poor’s 500/Citigroup Growth Index (S&P 500/CG)2 and the Lipper Large-Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	11.30%

Start of Performance (8/18/2003)	6.44%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BG, S&P 500/CG and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 50/BG, S&P 500/CG and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P 500/BG to the S&P 500/CG because the S&P 500/BG will be discontinued in 2006, and the S&P will replace this growth style index with the S&P 500/CG.

MTB MULTI CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2006, the Fund’s Class A Shares returned 18.95%, Class B Shares returned 18.15% and the Institutional I Shares returned 19.12% (at net asset value).* The Russell 3000 Growth Index returned 16.89%,** the best-fit benchmark to the Fund’s overall capitalization. All of the Fund’s classes outperformed the return of the Russell 3000 Growth Index.

The industry sectors contributing the most to the positive performance of the Fund were Energy, Health Care and Consumer Staples. Within the Energy sector, both Weatherford and Peabody experienced significant appreciation fully participating in the run-up of energy prices that occurred during the period. The best performer in the Health Care sector of the Fund was Express Scripts followed by Johnson & Johnson, Varian Medical Systems and Gilead Sciences, all three contributing equally. The returns from the other sectors were clustered relatively tightly.

The Fund was negatively impacted by its ownership of Kinetic Concepts Inc., one of two companies that provide wound care technology based on vacuum assisted closure. The stock declined as a result of an adverse Medicare reimbursement ruling. An engineering and construction company held in the portfolio, Chicago Bridge and Iron, was another detractor following its announcement that it was conducting a review for suspected accounting irregularities.

* Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 12.38%, adjusted for the Fund’s sales charge, and the total return for Class B Shares was 13.15%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

** The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes. Indexes are unmanaged and investments cannot be made in an index.

MTB MULTI CAP GROWTH FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Multi Cap Growth Fund (Class A Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Russell 3000 Growth Index (Russell 3000 Growth)2 and the Lipper Multi Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	12.38%

5 Years	(3.54)%

10 Years	7.89%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

MTB MULTI CAP GROWTH FUND -- CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Multi Cap Growth Fund (Class B Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Russell 3000 Growth Index (Russell 3000 Growth)2 and the Lipper Multi Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	13.15%

5 Years	(3.51)%

10 Years[3]	7.48%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

3 The start of performance date was July 16, 1993. Class B shares of the Fund were offered beginning September 14, 1998. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund’s Class B Shares. The Fund’s Institutional I Shares commenced operations on July 16, 1993. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

MTB MULTI CAP GROWTH FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Multi Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Russell 3000 Growth Index (Russell 3000 Growth)2 and the Lipper Multi Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	19.12%

5 Years	(2.29)%

10 Years	8.65%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

MTB MID CAP STOCK FUND

Management’s Discussion of Fund Performance

MTB Investment Advisors, Inc. (growth portion)

The Fund performed well in terms of both absolute returns and relative to its benchmark. While the path was strongly upward through the year, there was considerable fluctuation along the way. The equity market had to digest continuing federal funds target rate hikes, generally strong economic data, solid company earnings, volatile energy and commodity prices, and uncertainty in the international environment (e.g., Iran, Iraq). Within this uncertain environment, the Fund was propelled by strong results from a broad range of proven companies, as well as its overall tilt in favor of solid economic growth via Energy, Industrial, and Materials stocks.

Solid stock selection was reflected in a number of companies and sectors. Energy was a standout in both absolute and relative returns. For example, Peabody Energy (thermal coal), Weatherford International (oilfield services), and Grant Prideco (oilfield tubular products) all more than doubled during the year. In Industrials, the Fund was well exposed to strength in the Industrial sector, with stocks such as Joy Global (mining equipment), United Rentals (equipment rentals), Rockwell Automation (factory automation), Harsco (steel mill services), and C.H. Robinson Worldwide (freight forwarding). In the Materials sector, exposure to metals with Cleveland-Cliffs, Fording Canadian Coal, and Steel Dynamics boosted performance. The Healthcare sector led in relative performance with success broadly spread in both overweight positions (Protein Design, Gilead Sciences, Express Scripts, Psychiatric Solutions, Pediatrix Medical) and stocks in the benchmark index that the Fund avoided (e.g., the managed care group). The Fund benefited from selling most of its position in Toll Brothers for a solid profit near the top for the homebuilding stocks in summer 2005 and being significantly underweight the group as it deteriorated from there.

There were missteps during the year, with positions in Chicago Bridge & Iron, XM Satellite Radio, and AMERIGROUP being the leading detractors. By sector, Information Technology cost relative performance the most, due mainly to investments in semiconductor companies International Rectifier and Genesis Microchip.

LSV Asset Management (value portion)

LSV Asset Management (LSV) serves as sub-advisor for the value portion of the Fund. They began managing a portion of the Fund in December 2004. Their management discussion and analysis follows:

This was our first full fiscal year managing the value portion of the Fund. For the year ended April 30, 2006, the Russell Mid Cap Index,* which is the benchmark for the overall Fund, was up just over 26% while the Russell Mid Cap Value Index,** LSV’s benchmark for the value portion of the Fund was up a little less. Investment style did not play an important role in performance during the year as growth stocks only modestly outperformed value stocks. LSV slightly outperformed the value benchmark during the year but we lagged the Fund’s overall benchmark.

Our portion of the Fund is well diversified within the asset class of mid cap value stocks, holding approximately 90 stocks, with controlled industry and sector exposures. LSV does not attempt to time the market and stays fully invested throughout the year in mid cap equities. Over time, stock selection should be the primary driver of excess returns and LSV consistently applies a 'value' discipline in their portion of the portfolio. This strategy complements the Fund’s other advisor who is focused on 'growth' stocks. LSV’s portfolio characteristics would commonly have below benchmark price/earnings, price/cash flow and price/book ratios.

For the year, some of the best performing sectors in the mid cap value market were Energy, Telecom and Industrials. Utility stocks posted the lowest returns for the year. The portfolio benefited slightly from sector exposures during the year relative to the benchmark while stock selection and our deeper value style bias modestly detracted from results. Some of the portfolio’s top contributors came in the top performing energy sector. Investments in energy companies Valero Energy, Sunoco, Marathon Oil and Amerada Hess helped performance during the year.

* The Russell Mid Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index. This index is unmanaged and investments cannot be made in an index.

** The Russell Mid Cap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. This index is unmanaged and investments cannot be made in an index.

MTB Mid Cap Stock Fund commenced operations on October 15, 1999, when it acquired both VISION Growth and Income Fund and VISION Capital Appreciation Fund (Acquired Funds) in a reorganization. In order to comply with comments made by the staff of the SEC, Mid Cap Stock Fund had to become an “Accounting Survivor” of one of the Acquired Funds, despite the differences in the investment objective, strategies, policies and expenses of the Acquired Funds, and the fact that Mid Cap Stock Fund’s sub-advisor never managed, or provided any investment advice to, the Acquired Funds. Accordingly, the following financial and performance information presented for Mid Cap Stock Fund in reality reflects the historical operations of VISION Growth and Income Fund for all periods prior to October 15, 1999. This past performance does not necessarily predict future performance of Mid Cap Stock Fund and should be evaluated in light of the Fund’s organization and the differences noted above.

MTB MID CAP STOCK FUND -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Stock Fund (Class A Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Standard & Poor’s Mid Cap 400 Index (S&P Mid Cap 400)2 and the Lipper Mid Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	19.78%

5 Years	5.98%

10 Years	9.21%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400 and the Lipper Mid Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P Mid Cap 400, and the Lipper Mid Cap Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB MID CAP STOCK FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Stock Fund (Class B Shares) (the “Fund”) from March 16, 2000 (start of performance) to April 30, 2006, compared to the Standard & Poor’s Mid Cap 400 Index (S&P Mid Cap 400)2 and the Lipper Mid Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	20.65%

5 Years	5.92%

Start of Performance (3/16/2000)	7.44%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400 and the Lipper Mid Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P Mid Cap 400 and the Lipper Mid Cap Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB MID CAP STOCK FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Mid Cap Stock Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Standard & Poor’s Mid Cap 400 Index (S&P Mid Cap 400)2 and the Lipper Mid Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	26.73%

Start of Performance (8/18/2003)	17.96%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400 and the Lipper Mid Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P Mid Cap 400 and the Lipper Mid Cap Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB MID CAP GROWTH FUND

Management’s Discussion of Fund Performance

The Fund performed well in terms of both absolute returns and relative to its benchmark. While the path was strongly upward through the year, there was considerable fluctuation along the way. The equity market had to digest continuing federal funds target rate hikes, generally strong economic data, solid company earnings, volatile energy and commodity prices, and uncertainty in the international environment (e.g., Iran, Iraq). Within this uncertain environment, the Fund was propelled by strong results from a broad range of proven companies, as well as its overall tilt in favor of solid economic growth via Energy, Industrial, and Materials stocks.

Solid stock selection was reflected in a number of companies and sectors. Energy was a standout in both absolute and relative returns. For example, Peabody Energy (thermal coal), Weatherford International (oilfield services), and Grant Prideco (oilfield tubular products) all more than doubled during the year. In Industrials, the Fund was well exposed to strength in the Industrial sector, with stocks such as Joy Global (mining equipment), United Rentals (equipment rentals), Rockwell Automation (factory automation), Harsco (steel mill services), and C.H. Robinson Worldwide (freight forwarding). In the Materials sector, exposure to metals with Cleveland-Cliffs, Fording Canadian Coal, and Steel Dynamics boosted performance. The Healthcare sector led in relative performance with success broadly spread in both overweight positions (Protein Design, Gilead Sciences, Express Scripts, Psychiatric Solutions, Pediatrix Medical) and stocks in the benchmark index that the Fund avoided (e.g., the managed care group). The Fund benefited from selling most of its position in Toll Brothers for a solid profit near the top for the homebuilding stocks in summer 2005 and being significantly underweight the group as it deteriorated from there.

There were missteps during the year, with positions in Chicago Bridge & Iron, XM Satellite Radio, and AMERIGROUP being the leading detractors. By sector, Information Technology cost relative performance the most, due mainly to investments in semiconductor companies International Rectifier and Genesis Microchip.

MTB MID CAP GROWTH FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Growth Fund (Class A Shares) (the “Fund”) from November 18, 1996 (start of performance) to April 30, 2006, compared to the Standard and Poor’s Mid Cap 400/Barra Growth Index (S&P Mid Cap 400/BG),2 the Standard and Poor’s Mid Cap 400/Citigroup Growth Index (S&P Mid Cap 400/CG),2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	23.09%

5 Years	5.95%

Start of Performance (11/18/1996)	11.40%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400/BG, S&P Mid Cap 400/CG and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P Mid Cap 400/BG, S&P Mid Cap 400/CG and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P Mid Cap 400/BG to the S&P Mid Cap 400/CG because the S&P Mid Cap 400/BG will be discontinued in 2006, and the S&P will replace this growth style index with the S&P Mid Cap 400/CG.

† The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

MTB MID CAP GROWTH FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Growth Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2006, compared to the Standard and Poor’s Mid Cap 400/Barra Growth Index (S&P Mid Cap 400/BG),2 the Standard and Poor’s Mid Cap 400/Citigroup Growth Index (S&P Mid Cap 400/CG)2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	24.23%

Start of Performance (8/25/2003)	16.93%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a CDSC of 3.00% on any redemption less than 3 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400/BG, S&P Mid Cap 400/CG and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P Mid Cap 400/BG, S&P Mid Cap 400/CG and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P Mid Cap 400/BG to the S&P Mid Cap 400/CG because the S&P Mid Cap 400/BG will be discontinued in 2006, and the S&P will replace this growth style index with the S&P Mid Cap 400/CG.

MTB MID CAP GROWTH FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Mid Cap Growth Fund (Institutional I Shares) (the “Fund”) from November 18, 1996 (start of performance) to April 30, 2006, compared to the Standard and Poor’s Mid Cap 400/Barra Growth Index (S&P Mid Cap 400/BG),2 the Standard and Poor’s Mid Cap 400/Citigroup Growth Index (S&P Mid Cap 400/CG)2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	30.39%

5 Years	7.32%

Start of Performance (11/18/1996)	12.37%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400/BG, S&P Mid Cap 400/CG and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P Mid Cap 400/BG, S&P Mid Cap 400/CG and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average. The Fund’s Advisor changed the benchmark index from the S&P Mid Cap 400/BG to the S&P Mid Cap 400/CG because the S&P Mid Cap 400/BG will be discontinued in 2006, and the S&P will replace this growth style index with the S&P Mid Cap 400/CG.

† The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

MTB SMALL CAP STOCK FUND

Management’s Discussion of Fund Performance

LSV Asset Management (value portion)

LSV Asset Management (LSV) serves as sub-advisor for the value portion of the Fund. They have managed a portion of the Fund since July 2001. Their management discussion and analysis follows:

Small cap stocks* posted impressive gains in the year ended April 30, 2006 as the Russell 2000 rose more than 33%. Value stocks slightly lagged growth stocks in the rapidly rising market but still posted impressive absolute returns of over 30%. LSV’s portion of the Fund’s assets performed well on an absolute basis during the year but the portfolio slightly lagged its benchmark Russell 2000 Value Index.** LSV’s deep value style bias was out of favor and the defensive characteristics of the approach struggled to keep up in the strong performing market. Small cap value stocks lagged small cap growth stocks by more than 5% during the year, which made for a tough environment for our value discipline. Our portion of the Fund is broadly diversified within small cap value, holding more than 130 stocks, with controlled industry and sector exposures. LSV does not attempt to time the market and stays fully invested throughout the year in small cap equities. Over time, stock selection should be the primary driver of excess returns and since being added to the Fund in 2001, LSV has exceeded both the Fund benchmark and our style benchmark by a healthy margin.

Several sectors of the small cap value market posted returns of more than 50% for the year; Energy, Materials and Technology were the top performing segments while Utilities lagged with a return of just over 8%. Sector selection was modestly positive while stock selection and our deep value bias hurt relative results. Some of our top contributing stocks for the year includes Holly Corp, Tesoro Corp, Walter Industries, Alpharma Inc, and Aspen Technologies. The portfolio’s aggregate characteristics consist of below benchmark price/earnings, price/cash flow and price/book ratios. These attractive valuations complement the growth strategy of the other sub-advisor to the Fund.

* Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

** The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index is unmanaged and investments cannot be made in an index.

Mazama Capital Management, Inc. (growth portion)

For the period, all sectors contributed positive performance as Technology, Health Care and Financial Services led the way, contributing most to absolute performance over the one year period ending April 30, 2006. While contributing positively, Consumer Staples, Utilities and Integrated Oils contributed least to absolute performance for the period.

The beginning of 2006 saw the U.S. economy begin its fifth year of expansion as corporate profits proved more than adequate to shoulder the burden of higher oil prices following last year’s devastating hurricane season. The Federal Reserve Board continued its fight against the threat of inflation by twice raising the federal funds target rate by a quarter of a percent, bringing the total to fifteen increases since June 2004. Partly as a result, the inflationary impact of higher energy prices has been modest. After slowing to a lower-than-expected annualized growth rate of 1.7% in the fourth quarter, estimates for the first quarter 2006 put U.S. Gross Domestic Product growth somewhere between 3.5% and 4.5%, with moderate growth expected in 2006 as a whole.

Corporate after-tax profit margins have been expanding for eighteen quarters and have reached a record 8.3%, the widest margin and longest period of margin expansion since World War II. As a result, corporate cash balances have swelled to record levels while relative debt is historically low. The pace of acquisitions within our three strategies continued into 2006 and brought the total to 30 over the last eighteen months, at an average premium of nearly 30%.

In addition to merger activity and stock repurchases, 2006 is shaping up to be the third and perhaps most pronounced year in which the growth in capital spending by businesses will outpace that of consumer and government spending in the U.S. economy, as businesses continue to plow dollars back into productive assets. Industrial capacity utilization is at a five-year high, while businesses are pressed by shareholders to make good use of their record profits and accumulated cash.

MTB SMALL CAP STOCK FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Stock Fund (Class A Shares) (the “Fund”) from June 30, 1996 to April 30, 2006, compared to the Russell 2000 Index (Russell 2000)2 and the Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	25.74%

5 Years	11.14%

10 Years	10.20%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index and the Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 2000 and the Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Small Cap Stock Fund is the successor to the Governor Aggressive Growth Fund pursuant to the reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Aggressive Growth Fund. The quoted performance of MTB Small Cap Stock Fund includes performance of certain predecessor collective trust fund (“commingled”) accounts for periods prior to the Governor Aggressive Growth Fund’s commencement of operations on February 3, 1997, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts’ performance may have been adversely affected.

MTB SMALL CAP STOCK FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Stock Fund (Class B Shares) (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2006, compared to the Russell 2000 Index (Russell 2000)2 and the Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	26.89%

5 Years	11.26%

Start of Performance (1/10/01)	11.24%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a CDSC of 1.00% on any redemption less than 6 years from the purchase date. The maximum CDSC is 5.00% on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index and the Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 2000 and the Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB SMALL CAP STOCK FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Small Cap Stock Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Russell 2000 Index (Russell 2000)2 and the Lipper Small Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	32.94%

Start of Performance (8/18/03)	18.77%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and the Lipper Small Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 2000 and the Lipper Small Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB SMALL CAP GROWTH FUND

Management’s Discussion of Fund Performance

The Fund’s fiscal year (ended April 30, 2006) was characterized by strong overall returns throughout a volatile investing environment. A summer of political fireworks (the Libby-Plame scandal; Harriet Miers’ aborted Supreme Court nomination) gave way in the fall of 2005 to a savage hurricane season that begat Katrina, Rita and Wilma. While the stock market largely shrugged off these issues and the slowly rising interest rate environment during this period, the hurricanes knocked out sufficient Gulf of Mexico energy production and distribution assets to cause a major oil supply shock, driving U.S. gasoline prices over $3.00/bbl. and the benchmark Russell 2000 Growth Index* down about 11% from early August until mid-October.

Although the hurricanes and their impact caused fourth quarter 2005 Gross Domestic Product (GDP) growth to decelerate to a mere 1.7%, the equity markets largely shrugged off the negativity, and the benchmark rose a solid 10.8% from its October 13 trough until the end of the calendar year. A brief rotation of investor interest away from the energy complex toward more traditional growth stocks (e.g. Technology) detracted from Fund performance in the fourth quarter. However, adjustments were made to the Fund composition, and Energy resumed its strong upward move toward the end of calendar 2005.

The U. S. economy rebounded in the first quarter of 2006 to post 5% GDP growth and the rally in Energy and Basic Materials that began in mid-2005 continued strongly into the new year as well. Accordingly, the Fund’s overweight in these sectors contributed strongly to performance during the spring of 2006. Of note, McDermott International, Joy Global, Oregon Steel, Foundation Coal and Foster Wheeler combined to provide 6.1% of the fund’s 14.1% yearly out-performance. Additionally, underweighting the Consumer Discretionary and Technology sectors also added materially to the Fund’s performance versus its benchmark.

During the full fiscal year, the segment that detracted most from Fund performance was cash, which was, on average, higher than optimal simply because of the movement of investments from one sector to another throughout the year. Individual stocks that detracted from Fund performance included Consol Energy, Electric City, Amerigroup Corp., Chicago Bridge and Iron and Spatialight. Fortunately, these negatives were offset by strong performance elsewhere in the portfolio. For the full fiscal year, ending April 30, 2006, the Fund outpaced the 36.5% gain in the benchmark Russell 2000 Growth Index.

* The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and investments cannot be made in an index.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

MTB SMALL CAP GROWTH FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Growth Fund (Class A Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Russell 2000 Growth Index (Russell 2000 Growth)2 and the Lipper Small Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	37.43%

5 Years	5.53%

10 Years[3]	12.67%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund are not affected by cashflows. It is not possible to invest directly in an index or average.

3 The start of performance date was July 13, 1995. Class A Shares of the Fund were offered beginning May 16, 1996. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund’s Class A Shares. The Fund’s Institutional I Shares commenced operations on July 13, 1995. The Fund’s Class A Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

MTB SMALL CAP GROWTH FUND -- CLASS B SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Growth Fund (Class B Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Russell 2000 Growth Index (Russell 2000 Growth)2 and the Lipper Small Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	39.35%

5 Years	5.61%

10 Years[3]	12.44%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The maximum CDSC is 5.00% on any redemptions less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

3 The start of performance date was July 13, 1995. Class B Shares of the Fund were offered beginning February 20, 2001. Performance results shown are for the Fund’s Institutional I Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund’s Class B Shares. The Fund’s Class B Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

MTB SMALL CAP GROWTH FUND -- CLASS C SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Small Cap Growth Fund (Class C Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Russell 2000 Growth Index (Russell 2000 Growth)2 and the Lipper Small Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	44.44%

5 Years	6.09%

10 Years[3]	12.31%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over one year from the purchase date. The maximum CDSC is 1.00% on any redemptions less than 1 year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

3 The start of performance date was July 13, 1995. Class C Shares of the Fund were offered beginning October 1, 2002. Performance results shown before that date are for the Fund’s Institutional I Shares and have been adjusted for the maximum CDSC and total operating expenses applicable to the Fund’s Class C Shares. The Fund’s Class C Shares annual returns would have been substantially similar to those of the Fund’s Institutional I Shares because Shares of each class are invested in the same portfolio of securities.

† The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

MTB SMALL CAP GROWTH FUND -- INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Small Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 1996 to April 30, 2006, compared to the Russell 2000 Growth Index (Russell 2000 Growth)2 and the Lipper Small Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	45.61%

5 Years	6.87%

10 Years	13.46%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

MTB INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance

May 2005 -- October 2005 Review
(UBS Global Asset Management (Americas) Inc.)

The Fund continued to post strong absolute performance during the first half of the fiscal year (May 2005 -- October 2005) but underperformed as compared to the MSCI EAFE Free Index.*

The largest detractor was Materials, which continued to outperform as the market is extrapolating record high metals prices into the future. The sector is further supported by Chinese growth and associated demand. Our underweight position during the time period reflects our view that stock prices will fall as metals prices normalize. We believe the market will eventually take into account greater supply; for example there are an increased number of mining projects underway. Not holding the likes of Anglo American, Rio Tinto and BHP Billiton hurt performance.

Poor performance of bank holdings depressed the return. The main detractors were overweights Royal Bank of Scotland, Barclays and ABN Amro. The market is preoccupied with the housing cycle, rising interest rates and regulatory issues. We believe these concerns are fully discounted in the share price -- according to our analysis, valuations in the sector are at 20-year lows.

Not holding a number of Japanese banks also detracted from performance. The stocks have been bought up as good representative exposures to the improving domestic economy. We recognize that there are signs of overshooting and have a cautious stance towards the sector, especially in terms of the major banks, where we selectively hold Sumitomo Trust and SMFG in lieu of Mitsubishi UFJ and Mizuho.

Stock selection in the Consumer Discretionary sector further hurt performance. The largest detractor within the Fund was Kingfisher, which disappointed the market with weak sales and growth numbers. The company is facing significant competition and margin pressure in the UK.

Positive stock selection across a number of other sectors was insufficient to offset the above underperformance. Strong stock selection within Telecoms (overweight Hutchinson Telecom and NTT DoCoMo, underweight Telefonica and BT) compensated for underperformance of the sector as a whole. The sector continues to lag significantly as the market is concerned about the impact of greater competition and regulation in the industry, as well as the risk of negative earnings surprises. We maintain conviction in our overweight positions as telecom companies are generating high free cash flow yields and are attractively valued.

The Energy sector notably made a positive contribution as positions including Royal Dutch Shell and Total posted good returns. Stock selection in Healthcare also added to the return, both Pharma & Biotech (Roche, Astellas Pharmas) and Equipment & Services (Fresenius Medical Care). While banks underperformed, other components of the financials sector such as Real Estate (Mitsui Fudosan, Unibail) and Insurance (Sompo Japan, QBE) helped performance.

* The MSCI Europe, Australasia and Far East Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

Hansberger Global Investors (growth portion)

Hansberger Global Investors (HGI) has been managing a portion of the Fund since October 25, 2005. The following is the portfolio manager’s discussion of performance over the period since inception.

The MSCI EAFE® benchmark (“EAFE”)* was up an impressive 22.4% for the six month period ended April 30, 2006. HGI’s portion of the fund assets also returned 22.4% (at net asset value) over this period.** All sectors of the benchmark were positive over this period with the Materials and Industrials sectors posting very strong absolute performance.

Currency exposure to the US dollar due to cash flows into and out of the fund negatively impacted performance over the period. On a sector basis, the portfolio delivered positive absolute returns across all sectors and positive relative returns in five of the ten sectors. The Energy sector was the top relative performer, returning 28.9%, led by overweight positions in Australian Oil producer Woodside Petroleum, which gained 54.0% and Canadian oil sands producer Suncor which returned 59.5% for the period. The Financial sector also generated positive excess returns during the period led by Unicredito Italiano (32.0%) and UBS (38.0%). Other positions that posted strong performance included Japanese auto parts maker Denso and Hays, the UK based staffing company. The Consumer Discretionary sector was the largest detractor from performance driven mainly by stock selection and poor performance from Nokian Renkaat and Carnival PLC.

All regions were positive during the period and HGI added value across all regions with the exception of Europe. Strong relative performance in Japan, Emerging Markets and Pacific Ex-Japan were negated by weaker relative performance in Europe which was driven mainly by company specific factors.

* The MSCI Europe, Australasia and Far East Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

** Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

LSV Asset Management (value portion)

LSV Asset Management (LSV) serves as sub-advisor for the value portion of the Fund. They began managing a portion of the Fund on October 25, 2005. While they are a new manager on this Fund, they also manage the value portion of the MTB Small Cap Stock Fund and the value portion of the MTB Mid Cap Stock Fund. LSV’s relationship with MTB began nearly five years ago. Their management discussion and analysis follows:

We began managing a portion of this Fund six months ago and the performance of the international stock markets have been very strong during this period. The MSCI All-Country World ex U.S. Index* is up nearly 25% in the trailing six months to April 2006. LSV slightly lagged the benchmark during the first six months but by less than 1% as our portion of the Fund is off to a nice start on an absolute basis.

Like LSV’s other strategies, we are broadly diversified across international value stocks, holding approximately 135 stocks across 31 countries with controlled industry and sector exposures. The portfolio invests in all 22 developed country markets and an additional 9 of the larger emerging markets as well. LSV does not attempt to time the market and stays fully invested throughout the year in international equities. We also attempt to invest as close as possible to the country weights of the major markets in the benchmark as we don’t believe that we can time country investment decisions effectively. Our approach is a stock selection strategy and we prefer to pick the best stocks we can in each of the major markets around the world and have stock selection be our primary driver of excess returns over-time as opposed to a top-down country decision.

Consistent to LSV’s philosophy, the portfolio has a value bias and complements the other managers in the Fund nicely. Some of the best performing markets during the period were Emerging Markets: Russia, India, South Africa and China in which the portfolio has some exposure. The larger developed markets of Japan and the United Kingdom lagged the broader market. Since LSV is not invested in all the emerging markets countries and they performed so well over this period, country selection detracted from results relative to the benchmark. Fortunately, stock selection in the markets where we did have exposure helped performance.

* MSCI All-Country World ex U.S. Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investments cannot be made directly in an index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

SSgA Funds Management, Inc. (core portion)

SSgA Funds Management, Inc. (“SSgA FM”) has been managing the core portion of the Fund since October 25, 2005. The following is the portfolio manager’s discussion of performance over the five month period ended April 30, 2006.

The MSCI EAFE® benchmark (“EAFE”)* was up 20.0% for the five month period ended April 30, 2006. SSgA FM’s portion of the Fund assets returned 21.1%** (at net asset value) over this period, exceeding the benchmark by 117 bps. Performance was driven by favorable stock selection, with a modest assist from sector allocation and a declining dollar. On a regional basis, stock selection drove positive relative returns across all regions, with European holdings generating the lion’s share of outperformance.

On a sector basis, the portfolio delivered positive active returns in nine of ten categories over the five month period. The Industrial sector was the top performer, returning 31.5%, led by an overweight position in European steel tube maker Vallourec, which gained 171.7% over the five month period. Materials shares also generated positive excess returns in December - April, fueled by overweights in Arcelor NPV, Corus Group and Rio Tinto, which returned 71.2%, 61.0% and 39.4%, respectively. Other notable positions that significantly contributed outperformance over the five months period include overweights Volkswagen AG and Societe Generale, which contributed a combined 24 bps toward active returns, as well as underweights in Nestle S.A., Roche Holding AG, and Vodaphone Group.

Consumer Staples was the lone sector negatively impacting performance over the five months. Notable individual detractors included overweights in Imperial Tobacco and Spanish telecommunications companies, Telefonica S.A. and GestevisionTelecino S.A. All three companies were up for the five months, but fell short of the benchmark’s return.

* The MSCI Europe, Australasia and Far East Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

** Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, visit www.mtbfunds.com or call 1-800-836-2211.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

MTB INTERNATIONAL EQUITY FUND -- CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class A Shares) (the “Fund”) from February 9, 1999 (start of performance) to April 30, 2006, compared to the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI-EAFE)2 and the Lipper International Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	22.67%

5 Years	7.74%

Start of Performance (2/9/1999)	6.13%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). Effective January 8, 2001, the maximum sales charge increased to 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and the Lipper International Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The MSCI-EAFE and the Lipper International Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

† The MTB International Equity Fund is the successor to the Governor International Equity Fund pursuant to the reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor International Equity Fund.

MTB INTERNATIONAL EQUITY FUND -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class B Shares) (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2006, compared to the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI-EAFE)2 and the Lipper International Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	23.84%

5 Years	7.80%

Start of Performance (1/10/2001)	6.25%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.00% as applicable.

1 The ending value of the Fund reflects a CDSC of 1.00% on any redemption less than 6 years from the purchase date. The maximum CDSC is 5.00% on any redemptions less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. MSCI-EAFE and the Lipper International Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The MSCI-EAFE and the Lipper International Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

MTB INTERNATIONAL EQUITY FUND -- INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB International Equity Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2006, compared to the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI-EAFE)2 and the Lipper International Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2006

1 Year	29.84%

Start of Performance (8/18/2003)	22.52%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and the Lipper International Large Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The MSCI-EAFE and the Lipper International Large Cap Core Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index or average.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2005	Ending Account Value 4/30/2006	Expenses Paid During Period[1]

SHORT DURATION GOVERNMENT BOND FUND
Actual
Class A Shares	$ 1,000	$ 1,012.10	$ 4.59
Class B Shares	$ 1,000	$ 1,009.40	$ 7.22
Institutional I Shares	$ 1,000	$ 1,013.30	$ 3.34
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.23	$ 4.61
Class B Shares	$ 1,000	$ 1,017.60	$ 7.25
Institutional I Shares	$ 1,000	$ 1,021.47	$ 3.36
SHORT-TERM CORPORATE BOND FUND
Actual
Class A Shares	$ 1,000	$ 1,013.70	$ 4.69
Class B Shares	$ 1,000	$ 1,009.80	$ 8.72
Institutional I Shares	$ 1,000	$ 1,014.70	$ 3.75
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.13	$ 4.71
Class B Shares	$ 1,000	$ 1,016.12	$ 8.75
Institutional I Shares	$ 1,000	$ 1,021.08	$ 3.76
U.S. GOVERNMENT BOND FUND
Actual
Class A Shares	$ 1,000	$ 1,003.30	$ 4.02
Class B Shares	$ 1,000	$ 998.50	$ 9.07
Institutional I Shares	$ 1,000	$ 1,003.40	$ 4.17
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.78	$ 4.06
Class B Shares	$ 1,000	$ 1,015.72	$ 9.15
Institutional I Shares	$ 1,000	$ 1,020.63	$ 4.21
NEW YORK MUNICIPAL BOND FUND
Actual
Class A Shares	$ 1,000	$ 1,011.20	$ 3.94
Class B Shares	$ 1,000	$ 1,006.90	$ 8.21
Institutional I Shares	$ 1,000	$ 1,011.90	$ 3.34
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.88	$ 3.96
Class B Shares	$ 1,000	$ 1,016.61	$ 8.25
Institutional I Shares	$ 1,000	$ 1,021.47	$ 3.36
PENNSYLVANIA MUNICIPAL BOND FUND
Actual
Class A Shares	$ 1,000	$ 1,007.90	$ 4.53
Class B Shares	$ 1,000	$ 1,005.10	$ 8.95
Institutional I Shares	$ 1,000	$ 1,008.20	$ 4.23
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.28	$ 4.56
Class B Shares	$ 1,000	$ 1,015.87	$ 9.00
Institutional I Shares	$ 1,000	$ 1,020.58	$ 4.26
MARYLAND MUNICIPAL BOND FUND
Actual
Class A Shares	$ 1,000	$ 1,010.40	$ 4.14
Class B Shares	$ 1,000	$ 1,006.00	$ 8.51
Institutional I Shares	$ 1,000	$ 1,010.90	$ 3.59
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.68	$ 4.16
Class B Shares	$ 1,000	$ 1,016.31	$ 8.55
Institutional I Shares	$ 1,000	$ 1,021.22	$ 3.61
VIRGINIA MUNICIPAL BOND FUND
Actual
Class A Shares	$ 1,000	$ 1,008.60	$ 2.24
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,022.56	$ 2.26
INTERMEDIATE-TERM BOND FUND
Actual
Class A Shares	$ 1,000	$ 1,003.70	$ 4.82
Class B Shares	$ 1,000	$ 1,000.20	$ 8.28
Institutional I Shares	$ 1,000	$ 1,004.90	$ 3.63
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,019.98	$ 4.86
Class B Shares	$ 1,000	$ 1,016.51	$ 8.35
Institutional I Shares	$ 1,000	$ 1,021.17	$ 3.66
INCOME FUND
Actual
Class A Shares	$ 1,000	$ 1,002.10	$ 5.06
Class B Shares	$ 1,000	$ 998.60	$ 8.57
Institutional I Shares	$ 1,000	$ 1,003.20	$ 4.02
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,019.74	$ 5.11
Class B Shares	$ 1,000	$ 1,016.22	$ 8.65
Institutional I Shares	$ 1,000	$ 1,020.78	$ 4.06
MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH
Actual
Class A Shares	$ 1,000	$ 1,036.50	$ 5.05
Class B Shares	$ 1,000	$ 1,034.80	$ 7.87
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,019.84	$ 5.01
Class B Shares	$ 1,000	$ 1,017.06	$ 7.80
MANAGED ALLOCATION FUND -- MODERATE GROWTH
Actual
Class A Shares	$ 1,000	$ 1,080.10	$ 4.85
Class B Shares	$ 1,000	$ 1,075.80	$ 8.75
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.13	$ 4.71
Class B Shares	$ 1,000	$ 1,016.36	$ 8.50
MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH
Actual
Class A Shares	$ 1,000	$ 1,119.00	$ 5.25
Class B Shares	$ 1,000	$ 1,116.60	$ 8.24
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,019.84	$ 5.01
Class B Shares	$ 1,000	$ 1,017.01	$ 7.85
BALANCED FUND
Actual
Class A Shares	$ 1,000	$ 1,058.40	$ 5.61
Class B Shares	$ 1,000	$ 1,054.70	$ 9.12
Institutional I Shares	$ 1,000	$ 1,059.40	$ 4.75
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,019.34	$ 5.51
Class B Shares	$ 1,000	$ 1,015.92	$ 8.95
Institutional I Shares	$ 1,000	$ 1,020.18	$ 4.66
EQUITY INCOME FUND
Actual
Class A Shares	$ 1,000	$ 1,145.90	$ 6.54
Class B Shares	$ 1,000	$ 1,141.60	$ 10.30
Institutional I Shares	$ 1,000	$ 1,146.80	$ 5.27
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,018.70	$ 6.16
Class B Shares	$ 1,000	$ 1,015.17	$ 9.69
Institutional I Shares	$ 1,000	$ 1,019.89	$ 4.96
LARGE CAP VALUE FUND
Actual
Class A Shares	$ 1,000	$ 1,125.10	$ 5.06
Class B Shares	$ 1,000	$ 1,119.50	$ 10.09
Institutional I Shares	$ 1,000	$ 1,125.30	$ 5.43
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.03	$ 4.81
Class B Shares	$ 1,000	$ 1,015.27	$ 9.59
Institutional I Shares	$ 1,000	$ 1,019.69	$ 5.16
EQUITY INDEX FUND
Actual
Class A Shares	$ 1,000	$ 1,094.40	$ 2.91
Class B Shares	$ 1,000	$ 1,090.50	$ 6.63
Institutional I Shares	$ 1,000	$ 1,095.50	$ 1.45
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,022.02	$ 2.81
Class B Shares	$ 1,000	$ 1,018.45	$ 6.41
Institutional I Shares	$ 1,000	$ 1,023.41	$ 1.40
LARGE CAP STOCK FUND
Actual
Class A Shares	$ 1,000	$ 1,072.40	$ 6.53
Class B Shares	$ 1,000	$ 1,067.40	$ 10.20
Institutional I Shares	$ 1,000	$ 1,072.20	$ 5.60
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,018.50	$ 6.36
Class B Shares	$ 1,000	$ 1,014.93	$ 9.94
Institutional I Shares	$ 1,000	$ 1,019.39	$ 5.46
LARGE CAP GROWTH FUND
Actual
Class A Shares	$ 1,000	$ 1,075.90	$ 6.74
Class B Shares	$ 1,000	$ 1,072.00	$ 10.63
Institutional I Shares	$ 1,000	$ 1,078.40	$ 5.82
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,018.30	$ 6.56
Class B Shares	$ 1,000	$ 1,014.53	$ 10.34
Institutional I Shares	$ 1,000	$ 1,019.19	$ 5.66
MULTI CAP GROWTH FUND
Actual
Class A Shares	$ 1,000	$ 1,113.40	$ 6.24
Class B Shares	$ 1,000	$ 1,109.70	$ 9.89
Institutional I Shares	$ 1,000	$ 1,113.90	$ 5.40
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,018.89	$ 5.96
Class B Shares	$ 1,000	$ 1,015.42	$ 9.44
Institutional I Shares	$ 1,000	$ 1,019.69	$ 5.16
MID CAP STOCK FUND
Actual
Class A Shares	$ 1,000	$ 1,150.50	$ 5.97
Class B Shares	$ 1,000	$ 1,145.20	$ 10.80
Institutional I Shares	$ 1,000	$ 1,150.30	$ 6.13
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,019.24	$ 5.61
Class B Shares	$ 1,000	$ 1,014.73	$ 10.14
Institutional I Shares	$ 1,000	$ 1,019.09	$ 5.76
MID CAP GROWTH FUND
Actual
Class A Shares	$ 1,000	$ 1,155.60	$ 6.89
Class B Shares	$ 1,000	$ 1,151.20	$ 10.93
Institutional I Shares	$ 1,000	$ 1,156.30	$ 6.04
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,018.40	$ 6.46
Class B Shares	$ 1,000	$ 1,014.63	$ 10.24
Institutional I Shares	$ 1,000	$ 1,019.19	$ 5.66
SMALL CAP STOCK FUND
Actual
Class A Shares	$ 1,000	$ 1,180.30	$ 7.08
Class B Shares	$ 1,000	$ 1,175.10	$ 10.89
Institutional I Shares	$ 1,000	$ 1,180.70	$ 6.70
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,018.30	$ 6.56
Class B Shares	$ 1,000	$ 1,014.78	$ 10.09
Institutional I Shares	$ 1,000	$ 1,018.65	$ 6.21
SMALL CAP GROWTH FUND
Actual
Class A Shares	$ 1,000	$ 1,247.70	$ 7.30
Class B Shares	$ 1,000	$ 1,243.30	$ 11.40
Class C Shares	$ 1,000	$ 1,248.40	$ 6.52
Institutional I Shares	$ 1,000	$ 1,248.90	$ 6.52
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,018.30	$ 6.56
Class B Shares	$ 1,000	$ 1,014.63	$ 10.24
Class C Shares	$ 1,000	$ 1,018.99	$ 5.86
Institutional I Shares	$ 1,000	$ 1,018.99	$ 5.86
INTERNATIONAL EQUITY FUND
Actual
Class A Shares	$ 1,000	$ 1,232.10	$ 8.19
Class B Shares	$ 1,000	$ 1,227.50	$ 12.43
Institutional I Shares	$ 1,000	$ 1,232.20	$ 7.97
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,017.46	$ 7.40
Class B Shares	$ 1,000	$ 1,013.64	$ 11.23
Institutional I Shares	$ 1,000	$ 1,017.65	$ 7.20

(1) Expenses are equal to the Funds’ annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

SHORT DURATION GOVERNMENT BOND FUND
Class A Shares	0.92%
Class B Shares	1.45%
Institutional I Shares	0.67%
SHORT-TERM CORPORATE BOND FUND
Class A Shares	0.94%
Class B Shares	1.75%
Institutional I Shares	0.75%
U.S. GOVERNMENT BOND FUND
Class A Shares	0.81%
Class B Shares	1.83%
Institutional I Shares	0.84%
NEW YORK MUNICIPAL BOND FUND
Class A Shares	0.79%
Class B Shares	1.65%
Institutional I Shares	0.67%
PENNSYLVANIA MUNICIPAL BOND FUND
Class A Shares	0.91%
Class B Shares	1.80%
Institutional I Shares	0.85%
MARYLAND MUNICIPAL BOND FUND
Class A Shares	0.83%
Class B Shares	1.71%
Institutional I Shares	0.72%
VIRGINIA MUNICIPAL BOND FUND
Class A Shares	0.45%
INTERMEDIATE-TERM BOND FUND
Class A Shares	0.97%
Class B Shares	1.67%
Institutional I Shares	0.73%
INCOME FUND
Class A Shares	1.02%
Class B Shares	1.73%
Institutional I Shares	0.81%
MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH
Class A Shares	1.00%
Class B Shares	1.56%
MANAGED ALLOCATION FUND -- MODERATE GROWTH
Class A Shares	0.94%
Class B Shares	1.70%
MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH
Class A Shares	1.00%
Class B Shares	1.57%
BALANCED FUND
Class A Shares	1.10%
Class B Shares	1.79%
Institutional I Shares	0.93%
EQUITY INCOME FUND
Class A Shares	1.23%
Class B Shares	1.94%
Institutional I Shares	0.99%
LARGE CAP VALUE FUND
Class A Shares	0.96%
Class B Shares	1.92%
Institutional I Shares	1.03%
EQUITY INDEX FUND
Class A Shares	0.56%
Class B Shares	1.28%
Institutional I Shares	0.28%
LARGE CAP STOCK FUND
Class A Shares	1.27%
Class B Shares	1.99%
Institutional I Shares	1.09%
LARGE CAP GROWTH FUND
Class A Shares	1.31%
Class B Shares	2.07%
Institutional I Shares	1.13%
MULTI CAP GROWTH FUND
Class A Shares	1.19%
Class B Shares	1.89%
Institutional I Shares	1.03%
MID CAP STOCK FUND
Class A Shares	1.12%
Class B Shares	2.03%
Institutional I Shares	1.15%
MID CAP GROWTH FUND
Class A Shares	1.29%
Class B Shares	2.05%
Institutional I Shares	1.13%
SMALL CAP STOCK FUND
Class A Shares	1.31%
Class B Shares	2.02%
Institutional I Shares	1.24%
SMALL CAP GROWTH FUND
Class A Shares	1.31%
Class B Shares	2.05%
Class C Shares	1.17%
Institutional I Shares	1.17%
INTERNATIONAL EQUITY FUND
Class A Shares	1.48%
Class B Shares	2.25%
Institutional I Shares	1.44%

	Beginning Account Value 11/1/2005	Ending Account Value 4/30/2006	Expenses Paid During Period[1]

VIRGINIA MUNICIPAL BOND FUND
Actual
Class A Shares	$ 1,000	$ 1,008.60	$ 4.48
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.33	$ 4.51

(1) Expenses are equal to the Fund’s annualized projected net expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect expense paid using the projected fees as if they had been in effect throughout the most recent one-half year period).

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short Duration Government Bond Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

Collateralized Mortgage Obligations	53.8%

U.S. Treasury	20.4%

Government Agencies	20.2%

Mortgage Backed Securities	4.4%

Cash Equivalents[1]	0.9%

Other Assets and Liabilities - Net[2]	0.3%

TOTAL	100%

(1) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 53.8%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 15.7%
(Series 2617-GW), 3.500%, 6/15/2016	$6,403,726	$6,198,982
(Series R001-AE), 4.375%, 4/15/2015	4,068,323	3,937,237
(Series 3081-CB), 5.000%, 5/15/2021	5,000,000	4,831,368
(Series 3074-BG), 5.000%, 9/15/2033	5,000,000	4,845,089
(Series 3062-LU), 5.500%, 10/15/2016	7,968,723	7,889,825
(Series 1604-I), 6.000%, 11/15/2008	838,219	841,206
(Series 1618-J), 6.000%, 11/15/2008	677,860	679,626
(Series 1625-H), 6.000%, 12/15/2008	217,489	218,352
(Series 1638-E), 6.250%, 4/15/2023	1,114,837	1,115,147
(Series 1154-GB), 8.000%, 10/15/2006	75,226	75,255
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$30,632,087

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.4%
(Series 2003-86-QN), 3.500%, 4/25/2009	549,503	547,156
(Series 2002-94-MC), 5.000%, 8/25/2015	2,000,000	1,977,625
(Series 1992-43-E), 7.500%, 4/25/2022	127,209	129,237
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$2,654,018

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 36.7%
(Series 2004-26-HJ), 4.000%, 6/16/2027	1,794,762	1,749,372
(Series 2003-7-ON), 4.000%, 1/16/2028	679,670	667,467
(Series 2003-4-DV), 4.000%, 8/20/2028	4,180,330	4,142,631
(Series 0370C-MW), 4.000%, 7/20/2033	5,509,191	5,327,992
(Series 0386D-BJ), 4.250%, 7/20/2027	833,456	818,199
(Series 2004-62-PA), 4.500%, 6/20/2028	$4,594,440	$4,505,657
(Series 2003-101-BE), 4.500%, 2/20/2029	2,527,944	2,472,919
(Series 2004-65-PA), 4.500%, 9/20/2032	5,706,076	5,551,821
(Series 0476B-VE), 5.000%, 9/17/2015	4,772,678	4,629,802
(Series 0520-VA), 5.000%, 6/16/2016	6,444,342	6,209,754
(Series 2004-38-NA), 5.000%, 12/20/2027	6,036,707	5,994,814
(Series 2005-44-PC), 5.000%, 12/20/2033	9,189,061	8,966,270
(Series 2004-39-XF), 5.160%, 5/16/2006	4,723,835	4,718,203
(Series 2003-10-PV), 5.500%, 1/20/2014	9,181,561	9,157,222
(Series 0454A-LA), 5.500%, 9/20/2025	6,503,097	6,489,674
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$71,401,797

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $107,812,455)		$104,687,902

GOVERNMENT AGENCIES - 20.2%
FEDERAL AGRICULTURAL MORTGAGE CORPORATION - 2.5%
4.625%, 10/12/2010	5,000,000	4,876,722
FEDERAL FARM CREDIT SYSTEM - 1.5%
3.900%, 6/16/2008	3,000,000	2,925,725
FEDERAL HOME LOAN BANK SYSTEM - 4.1%
3.750%, 11/21/2008	3,000,000	2,956,507
4.540%, 8/1/2007	5,000,000	4,964,917
TOTAL FEDERAL HOME LOAN BANK SYSTEM		$7,921,424

FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.1%
3.100%, 5/27/2008	$7,000,000	$6,720,743
6.250%, 3/5/2012	11,775,000	11,846,955
6.375%, 8/1/2011	5,000,000	5,018,118
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$23,585,816

TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $39,973,207)		$39,309,687

MORTGAGE BACKED SECURITIES - 4.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.2%
3.500%, 1/1/2009	8,114,984	7,825,761
6.000%, 8/1/2006	35,459	35,506
9.000%, 4/1/2016	239,294	245,231
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$8,106,498

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.1%
9.000%, 6/1/2022	135,218	144,552
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.1%
8.000%, 5/15/2008	187,331	188,727
8.500%, 2/15/2017	15,506	16,397
8.500%, 7/15/2021	18,241	19,471
8.500%, 7/15/2021	64,967	69,553
8.500%, 1/15/2023	23,621	25,141
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$319,289

TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $8,906,977)		$8,570,339

Description	Principal Amount or Shares	Value

U.S. TREASURY - 20.4%
U.S. TREASURY BILLS - 15.8%
[1] 4.46%, 5/18/2006	$5,000,000	$4,989,475
[1] 4.54%, 8/17/2006	18,000,000	17,747,066
[1] 4.55%, 5/4/2006	8,000,000	7,997,083
TOTAL U.S. TREASURY BILLS		$30,733,624

U.S. TREASURY NOTES - 4.6%
2.750%, 7/31/2006	4,000,000	3,979,063
4.625%, 5/15/2006	5,000,000	5,000,100
TOTAL U.S. TREASURY NOTES		$8,979,163

TOTAL U.S. TREASURY (IDENTIFIED COST $39,743,585)		$39,712,787

MUTUAL FUND - 0.9%
SSGA Money Market Fund (AT NET ASSET VALUE)	1,821,285	$1,821,285

TOTAL INVESTMENTS - 99.7% (IDENTIFIED COST $198,257,509)		$194,102,000

OTHER ASSETS AND LIABILITIES - NET - 0.3%		$652,706

TOTAL NET ASSETS - 100%		$194,754,706

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short-Term Corporate Bond Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

Corporate Bonds	80.4%

Commercial Paper	15.6%

U.S. Treasury	5.6%

Collateralized Mortgage Obligations	3.1%

Asset Backed Securities	0.4%

Other Assets and Liabilities - Net[1]	(5.1)%

TOTAL	100%

(1) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

ADJUSTABLE RATE MORTGAGES - 0.0%
FNMA ARM 399251, 5.315%, 9/01/2027 (IDENTIFIED COST $80)	$80	$80

ASSET-BACKED SECURITIES - 0.4%
Green Tree Home Improvement Loan Trust 1996-F, Class HIB, 7.25%, 11/15/2027 (IDENTIFIED COST $270,701)	270,701	$270,892

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.9%
(Series 2603C), Class TB, 4.00%, 11/15/2015	238,093	236,719
(Series 2628C), Class QH, 4.00%, 12/15/2021	537,737	529,770
(Series 1614), Class J, 6.25%, 11/15/2022	19,901	19,894
(Series 1920), Class H, 7.00%, 1/15/2012	507,340	515,964
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$1,302,347

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.2%
(Series 93140), Class H, 6.50%, 3/25/2013	130,946	130,702
WHOLE LOAN CMO - 1.0%
Morgan Stanley Mortgage Loan Trust (Series 2004-1), Class 1A8, Class 1A8, 4.75%, 11/25/2018	668,854	651,053
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $2,159,281)		$2,084,102

1COMMERCIAL PAPER - 15.6%
[2] Atlantis One Funding Corp., 4.830%, 8/7/2006	750,000	740,139
[2] Bavaria TRR Corp., 4.780%, 5/5/2006	800,000	799,575
CVS Corp., 4.90%, 5/1/2006	1,000,000	1,000,000
[2] ConocoPhillips CP4-2, 4.950%, 5/12/2006	500,000	499,244
Description	Principal Amount	Value

Countrywide Financial Corp. CP, 4.800%, 5/5/2006	$1,000,000	$999,467
Dominion Resources, Inc., 4.98%, 5/9/2006	500,000	499,447
Falcon Asset Securitization Corp. CPEXT, 4.800%, 6/15/2006	750,000	745,500
General Electric Capital Corp., 4.790%, 6/12/2006	1,000,000	994,412
JPMorgan Chase Bank CPEXT, 4.850%, 7/31/2006	795,000	785,253
Kellogg Co., 4.800%, 5/1/2006	540,000	540,000
Kinder Morgan Energy Partners LP CPEXT, 5.00%, 5/12/2006	975,000	973,510
Kinder Morgan Energy Partners LP CPEXT, 4.870%, 5/9/2006	1,000,000	998,918
Sigma Finance, Inc. CPEXT, 4.650%, 7/6/2006	1,000,000	991,475
TOTAL COMMERCIAL PAPER (AT AMORTIZED COST)		$10,566,940

CORPORATE BONDS - 80.4%
AEROSPACE & DEFENSE - 2.9%
[2] BAE Systems Holdings, Inc., 4.75%, 8/15/2010	1,000,000	959,667
Raytheon Co., Note, 6.75%, 8/15/2007	1,000,000	1,016,763
TOTAL AEROSPACE & DEFENSE		$1,976,430

AUTOMOBILES - 2.3%
DaimlerChrysler North America Holding Corp., Note, 4.75%, 1/15/2008	1,000,000	986,740
DaimlerChrysler North America Holding Corp., (Series MTND), 5.36%, 9/10/2007	600,000	602,082
TOTAL AUTOMOBILES		$1,588,822

BANKS - 4.7%
Bank of New York, Note, 3.90%, 9/1/2007	1,000,000	982,571
Description	Principal Amount	Value

BankBoston Capital Trust III, Company Guarantee, 5.66%, 6/15/2027	$240,000	$237,482
Mellon Funding Corp., Company Guarantee, 4.875%, 6/15/2007	1,000,000	996,491
PNC Funding Corp., 5.75%, 8/1/2006	1,000,000	1,001,352
TOTAL BANKS		$3,217,896

BANKS-REGIONAL - 1.4%
National City Bank, Indiana, Note, 3.30%, 5/15/2007	1,000,000	976,917
CABLE-T.V. - 1.6%
Continental Cablevision, 9.00%, 9/1/2008	1,000,000	1,073,109
CAPITAL MARKETS - 7.3%
Bear Stearns & Co., Inc., Sr. Note, 7.25%, 10/15/2006	1,000,000	1,009,128
Donaldson, Lufkin and Jenrette, Inc., Sr. Note, 6.50%, 6/1/2008	1,000,000	1,024,228
Goldman Sachs Group, Inc., 3.875%, 1/15/2009	1,000,000	964,476
Lehman Brothers Holdings, Inc., Note, 4.00%, 1/22/2008	1,000,000	981,036
Morgan Stanley, Note, 4.00%, 1/15/2010	1,000,000	952,062
TOTAL CAPITAL MARKETS		$4,930,930

COMMERCIAL BANKS - 7.5%
Citicorp, Sub. Note, 7.25%, 9/1/2008	1,000,000	1,048,550
SunTrust Banks, Inc., Sr. Note, 6.25%, 6/1/2008	1,000,000	1,019,175
U.S. Bancorp, Sr. Note, 5.10%, 7/15/2007	1,000,000	998,882
Wachovia Corp., Sub. Note, 6.25%, 8/4/2008	1,000,000	1,020,075
Wells Fargo & Co., Sr. Note, 5.125%, 2/15/2007	1,000,000	999,286
TOTAL COMMERCIAL BANKS		$5,085,968

COMMERCIAL SERVICES & SUPPLIES - 0.7%
Cendant Corp., 6.875%, 8/15/2006	500,000	502,039
COMPUTERS & PERIPHERALS - 1.5%
IBM Corp., Unsecd. Note, 2.375%, 11/1/2006	1,000,000	986,478
CONSUMER FINANCE - 9.7%
American Express Co., Note, 5.50%, 9/12/2006	1,700,000	1,701,696
American General Finance Corp., Note, (Series MTNH), 2.75%, 6/15/2008	1,000,000	948,964
Household Finance Corp., Unsecd. Note, 4.125%, 11/16/2009	1,000,000	960,273
John Deere Capital Corp., Note, 3.90%, 1/15/2008	1,000,000	976,778
MBNA America Bank, N.A., Sr. Note, (Series BKNT), 6.50%, 6/20/2006	1,000,000	1,001,461
SLM Corp., Note, (Series MTN), 3.625%, 3/17/2008	1,000,000	968,644
TOTAL CONSUMER FINANCE		$6,557,816

Description	Principal Amount	Value

DIVERSIFIED FINANCIAL SERVICES - 5.7%
CIT Group, Inc., Unsecd. Note, 2.875%, 9/29/2006	$897,000	$888,480
General Electric Capital Corp., Note, 3.50%, 5/1/2008	1,000,000	966,911
J.P. Morgan Chase & Co., Sub. Note, 6.75%, 8/15/2008	1,000,000	1,033,540
Textron Financial Corp., 2.75%, 6/1/2006	1,000,000	998,137
TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,887,068

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
SBC Communications, Inc., Unsecd. Note, 4.125%, 9/15/2009	500,000	479,193
ELECTRIC UTILITIES - 3.0%
Progress Energy Carolinas, Inc., 5.95%, 3/1/2009	1,000,000	1,012,750
Southern Co., Bond, 5.30%, 2/1/2007	1,000,000	1,000,081
TOTAL ELECTRIC UTILITIES		$2,012,831

FINANCE-COMMERCIAL - 1.4%
Caterpillar Financial Services, 4.50%, 9/1/2008	1,000,000	982,104
FINANCE-LEASING CO - 0.9%
Boeing Capital Corp., 7.375%, 9/27/2010	550,000	590,488
FINANCE-MTG LOAN/BANKER - 1.5%
Residential Capital Corp., Note, 6.125%, 11/21/2008	1,000,000	994,578
FOOD PRODUCTS - 1.5%
Kraft Foods, Inc., Note, 4.625%, 11/1/2006	1,000,000	996,790
MACHINERY - 0.7%
Ingersoll-Rand Co., Note, 6.25%, 5/15/2006	500,000	500,194
MEDIA - 4.4%
Cox Communications, Inc., 7.75%, 8/15/2006	1,000,000	1,006,292
Time Warner, Inc., Deb., 8.11%, 8/15/2006	1,000,000	1,007,113
Walt Disney Co., 5.375%, 6/1/2007	1,000,000	1,000,896
TOTAL MEDIA		$3,014,301

MULTI-UTILITIES - 3.3%
CenterPoint Energy, Inc., Sr. Note, (Series B), 6.85%, 6/1/2015	250,000	260,452
CenterPoint Energy, Inc., Sr. Note, (Series B), 7.25%, 9/1/2010	500,000	528,375
DTE Energy Co., Sr. Note, 6.45%, 6/1/2006	500,000	500,486
Dominion Resources, Inc., Note, 4.125%, 2/15/2008	1,000,000	976,843
TOTAL MULTI-UTILITIES		$2,266,156

MULTILINE RETAIL - 1.5%
Target Corp., 5.95%, 5/15/2006	1,000,000	1,000,305
Description	Principal Amount	Value

OIL, GAS & CONSUMABLE FUELS - 3.5%
Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	$375,000	$375,937
Conoco, Inc., 5.45%, 10/15/2006	1,000,000	1,001,013
Ocean Energy, Inc., Company Guarantee, 4.375%, 10/1/2007	1,000,000	986,154
TOTAL OIL, GAS & CONSUMABLE FUELS		$2,363,104

OIL EXPLORATION & PRODUCTION - 1.2%
Pemex Project Funding Master, Unsecd. Note, 8.85%, 9/15/2007	750,000	780,375
REAL ESTATE - 1.9%
iStar Financial, Inc., 6.00%, 12/15/2010	300,000	302,761
Simon Debartolo Group LP, Unsecd. Note, 6.875%, 11/15/2006	1,000,000	1,008,408
TOTAL REAL ESTATE		$1,311,169

ROAD & RAIL - 3.6%
Caliber System, Inc., Note, 7.80%, 8/1/2006	1,000,000	1,005,665
Norfolk Southern Corp., Note, (Series MTNA), 7.22%, 9/15/2006	1,000,000	1,007,148
Norfolk Southern Corp., Note, (Series MTNA), 7.40%, 9/15/2006	450,000	453,424
TOTAL ROAD & RAIL		$2,466,237

THRIFTS & MORTGAGE FINANCE - 1.5%
Washington Mutual Bank, 7.50%, 8/15/2006	1,000,000	1,006,373
UTILITIES-ELECTRIC - 2.7%
NiSource Finance Corp., (GTD) Note, 7.875% 11/15/2010	750,000	814,386
PPL Electric Utilities Corp., 5.875%, 8/15/2007	1,000,000	1,004,967
TOTAL UTILITIES-ELECTRIC		$1,819,353

WIRELESS TELECOMMUNICATION SERVICES - 1.8%
NEXTEL Communications, Inc., Sr. Note, (Series F), 5.95%, 3/15/2014	250,000	245,883
Verizon Wireless, Inc., Unsecd. Note, 5.375%, 12/15/2006	1,000,000	1,000,113
TOTAL WIRELESS TELECOMMUNICATION SERVICES		$1,245,996

TOTAL CORPORATE BONDS (IDENTIFIED COST $55,318,183)		$54,613,020

Description	Principal Amount or Shares	Value

U.S. TREASURY - 5.6%
U.S. TREASURY NOTES - 5.6%
2.625%, 3/15/2009	$750,000	$705,234
3.375%, 2/15/2008	200,000	194,938
3.625%, 1/15/2010	150,000	143,578
4.000%, 3/15/2010	50,000	48,445
4.000%, 4/15/2010	940,000	910,038
4.375%, 12/15/2010	725,000	709,141
4.500%, 2/28/2011	980,000	962,544
TIPS (Series A-2011), 3.500% 1/15/2011	114,158	120,865
TOTAL U.S. TREASURY (IDENTIFIED COST $3,871,314)		$3,794,783

MUTUAL FUNDS - 0.0%
SSGA Money Market Fund (AT NET ASSET VALUE)	199	$199

REPURCHASE AGREEMENT - 0.0%
Interest in $18,135 repurchase agreement 4.78%, dated 4/28/2006 under which Credit Suisse First Boston LLC, will repurchase a U.S. Government Agency security maturing on 3/8/2012 for $18,142 on 5/1/2006. The market value of the underlying security at the end of the period was $19,538 (AT COST)	18,135	$18,135

TOTAL INVESTMENTS - 105.1% (IDENTIFIED COST $72,204,833)		$71,348,151

OTHER ASSETS AND LIABILITIES - NET - (5.1)%		$(3,480,927)

TOTAL NET ASSETS - 100%		$67,867,224

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Bond Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

Mortgage Backed Securities	29.5%

Government Agencies	24.4%

Collateralized Mortgage Obligations	20.3%

U.S. Treasury	14.6%

Corporate Bonds	6.1%

Taxable Municipals	1.4%

Cash Equivalents[1]	3.0%

Other Assets and Liabilities - Net[2]	0.7%

TOTAL	100%

(1) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 20.3%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.9%
(Series 2617-GW), 3.500%, 6/15/2016	$320,186	$309,949
(Series 2707-PW), 4.000%, 7/15/2014	1,207,407	1,186,763
(Series R001-AE), 4.375%, 4/15/2015	2,440,994	2,362,342
(Series 2643-LA), 4.500%, 1/15/2011	873,928	869,160
(Series 2595D-PT), 4.500%, 11/15/2017	306,008	305,399
(Series 141-D), REMIC, 5.000%, 5/15/2021	15,252	15,191
(Series 1686-PJ), 5.000%, 2/15/2024	105,000	102,677
(Series R004-AL), 5.125%, 12/15/2013	3,430,633	3,368,333
(Series 2446D-LA), 5.800%, 9/15/2016	918,417	915,735
(Series 1637-GA), 5.800%, 6/15/2023	19,456	19,468
(Series 136-E), 6.000%, 4/15/2021	32,384	32,265
(Series 1614-J), 6.250%, 11/15/2022	5,722	5,719
(Series 1666H), 6.250%, 9/15/2023	2,094,573	2,108,606
(Series 112-I), REMIC, 6.500%, 1/15/2021	11,567	11,560
(Series 1577-PK), 6.500%, 9/15/2023	279,000	283,048
(Series 1644-K), 6.750%, 12/15/2023	176,000	181,900
(Series 1920-H), 7.000%, 1/15/2012	1,014,680	1,031,928
(Series 6-C), 9.050%, 6/15/2019	69,467	71,263
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$13,181,306

Description	Principal Amount	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.6%
(Series 0530B-BU), 5.000%, 3/25/2024	$5,935,000	$5,847,097
(Series 2004-51-KF), 5.309%, 5/25/2006	2,191,778	2,190,044
(Series 1994-3-PL), 5.500%, 1/25/2024	152,000	149,140
(Series 2002-52-QA), 6.000%, 7/18/2032	192,360	192,988
(Series 1993-160-PK), 6.500%, 11/25/2022	139	139
(Series 1993-113-PK), 6.500%, 7/25/2023	305,789	307,863
(Series 1993-127-H), 6.500%, 7/25/2023	289,357	294,141
(Series 1993-202-J), 6.500%, 11/25/2023	152,002	154,422
(Series 1994-55-H), 7.000%, 3/25/2024	181,000	188,795
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$9,324,629

WHOLE LOAN - 6.8%
BOAMS 2003-2, 3.528%, 2/25/2034	1,162,078	1,121,515
BOAMS 2003-2, 3.566%, 2/25/2034	1,892,919	1,828,898
Indymac INDA Mortgage Loan Trust 2005-AR1, 5.136%, 11/25/2035	4,819,609	4,717,743
Morgan Stanley Mortgage Loan Trust Series 2004-1 Class 1A8, 4.750%, 11/25/2018	2,207,219	2,148,474
Structured Asset Securities Corp., 6.000%, 2/25/2035	1,569,876	1,549,112
TOTAL WHOLE LOAN		$11,365,742

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $34,124,311)		$33,871,677

Description	Principal Amount	Value

CORPORATE BONDS - 6.1%
BANK - 0.6%
First Tennessee Bank, N.A., 4.625%, 5/15/2013	$1,000,000	$929,785
COMMERCIAL BANK - 0.5%
Wachovia Corp., 5.500%, 8/1/2035	1,000,000	894,822
FOOD PRODUCTS - 1.1%
Archer-Daniels-Midland Co., 5.375%, 9/15/2035	750,000	666,731
Kraft Foods, Inc., 4.125%, 11/12/2009	1,200,000	1,147,657
TOTAL FOOD PRODUCTS		$1,814,388

FOOD SERVICE - 0.7%
Sysco Corp., 5.375%, 9/21/2035	1,200,000	1,086,063
GAS UTILITIES - 0.3%
Bay State Gas Co., 9.200%, 6/6/2011	500,000	573,653
HOTELS, RESTAURANTS & LEISURE - 0.8%
Yum! Brands, Inc., 7.700%, 7/1/2012	1,200,000	1,301,068
INSURANCE - 0.7%
[2] Ohio National Life Insurance Co., 8.500%, 5/15/2026	1,000,000	1,132,120
SOVEREIGN U.S. GOVERNMENT GUARANTIES - 0.5%
El Salvador, Government of, 6.530%, 7/1/2007	825,000	831,393
U.S. GOVERNMENT GUARANTEE - 0.9%
American Heavy Lift Shipping, 5.382%, 6/1/2017	750,000	747,809
Vessel Management Service, 6.750%, 6/15/2025	780,000	827,274
TOTAL U.S. GOVERNMENT GUARANTEE		$1,575,083

TOTAL CORPORATE BONDS (IDENTIFIED COST $10,561,044)		$10,138,375

GOVERNMENT AGENCIES - 24.4%
DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT - 0.9%
7.140%, 8/1/2007	440,000	442,328
7.660%, 8/1/2015	1,090,000	1,096,895
TOTAL DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT		$1,539,223

FEDERAL FARM CREDIT SYSTEM - 1.2%
4.250%, 7/29/2008	2,000,000	1,965,742
FEDERAL HOME LOAN BANK SYSTEM - 2.1%
3.375%, 7/21/2008	2,000,000	1,926,938
6.625%, 11/15/2010	1,435,000	1,514,658
TOTAL FEDERAL HOME LOAN BANK SYSTEM		$3,441,596

Description	Principal Amount	Value

FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.5%
3.875%, 6/15/2008	$500,000	$487,885
4.125%, 10/18/2010	2,000,000	1,914,887
4.750%, 1/19/2016	3,000,000	2,866,943
5.200%, 3/5/2019	2,000,000	1,890,851
5.250%, 11/5/2012	2,000,000	1,959,068
5.250%, 4/18/2016	2,000,000	1,979,931
6.943%, 3/21/2007	175,000	177,722
8.250%, 6/1/2026	1,000,000	1,252,389
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$12,529,676

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.4%
3.300%, 6/22/2007	1,000,000	980,360
5.125%, 2/17/2009	2,500,000	2,462,463
5.250%, 8/1/2012	3,000,000	2,961,550
6.470%, 9/25/2012	5,500,000	5,840,157
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$12,244,530

OVERSEAS PRIVATE INVESTMENT CORPORATION - 1.5%
6.600%, 5/21/2016	2,372,300	2,464,639
PRIVATE EXPORT FUNDING CORPORATION - 1.6%
6.490%, 7/15/2007	500,000	507,989
7.200%, 1/15/2010	2,000,000	2,131,592
TOTAL PRIVATE EXPORT FUNDING CORPORATION		$2,639,581

SMALL BUSINESS ADMINISTRATION - 1.8%
5.600%, 9/1/2008	148,090	148,532
6.200%, 11/1/2007	111,241	111,757
6.700%, 3/1/2016	245,078	251,453
6.700%, 12/1/2016	635,896	653,126
6.950%, 11/1/2016	1,558,011	1,606,886
7.300%, 5/1/2017	53,147	55,267
7.300%, 9/1/2019	59,887	63,104
8.850%, 8/1/2011	5,379	5,642
9.250%, 2/1/2008	46,955	47,932
9.650%, 5/1/2010	101,817	106,337
TOTAL SMALL BUSINESS ADMINISTRATION		$3,050,036

TENNESSEE VALLEY AUTHORITY - 0.4%
7.430%, 4/1/2022	641,316	641,316
TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $40,942,022)		$40,516,339

Description	Principal Amount	Value

MORTGAGE BACKED SECURITIES - 29.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.8%
Pool C78010, 5.500%, 4/1/2033	$3,866,249	$3,777,083
Pool E00540, 6.000%, 3/1/2013	989,873	1,001,659
Pool A18401, 6.000%, 2/1/2034	2,826,730	2,823,550
Pool G01831, 6.000%, 5/1/2035	1,893,951	1,891,820
Pool C63959, 6.500%, 2/1/2032	791,106	806,829
Pool 180250, 7.000%, 7/1/2008	7,646	7,686
Pool 180299, 7.000%, 8/1/2008	5,237	5,249
Pool 180931, 7.000%, 11/1/2008	23,902	24,066
Pool E61956, 7.000%, 11/1/2010	3,754	3,836
Pool 170020, 7.500%, 6/1/2008	5,869	5,909
Pool 273817, 7.500%, 11/1/2009	714	716
Pool 181063, 7.500%, 12/1/2010	1,599	1,608
Pool 287773, 7.500%, 3/1/2017	2,360	2,440
Pool 299147, 7.500%, 8/1/2017	166,697	172,292
Pool C80328, 7.500%, 7/1/2025	201,724	210,701
Pool G01425, 7.500%, 5/1/2032	471,643	491,895
Pool 251446, 8.000%, 11/1/2006	864	866
Pool 160026, 8.000%, 9/1/2007	1,247	1,253
Pool 181361, 8.000%, 11/1/2008	34,043	34,395
Pool 180398, 8.000%, 1/1/2010	542	546
Pool 555014, 8.000%, 12/1/2010	3,060	3,091
Pool 160033, 8.250%, 12/1/2007	1,454	1,465
Pool 252892, 8.250%, 5/1/2009	2,677	2,705
Pool 251573, 8.500%, 9/1/2009	5,039	5,117
Pool 300161, 8.500%, 8/1/2017	90,309	95,471
Pool 538733, 9.000%, 9/1/2019	905	975
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$11,373,223

FEDERAL NATIONAL MORTGAGE ASSOCIATON - 21.2%
Pool 695818, 5.000%, 4/1/2018	3,941,492	3,854,287
Pool 763704, 5.000%, 4/1/2034	4,258,406	4,043,889
Pool 797663, 5.000%, 9/1/2035	3,590,360	3,405,008
Pool 878103, 5.000%, 4/1/2036	6,500,000	6,152,250
Pool 833143, 5.500%, 9/1/2035	5,189,806	5,050,654
Pool 843323, 5.500%, 10/1/2035	979,935	953,661
Pool 255933, 5.500%, 11/1/2035	1,925,244	1,873,623
Pool 848236, 5.500%, 1/1/2036	2,959,777	2,876,718
Pool 868574, 5.500%, 4/1/2036	1,998,733	1,942,644
Pool 190817, 6.000%, 5/1/2009	45,020	45,379
Pool 261790, 6.000%, 1/1/2014	1,204	1,204
Pool 323419, 6.000%, 12/1/2028	518,873	520,430
Pool 545051, 6.000%, 9/1/2029	731,875	734,985
Pool 431587, 6.500%, 8/1/2028	88,990	91,003
Description	Principal Amount	Value

Pool 436746, 6.500%, 8/1/2028	$132,526	$135,690
Pool 440401, 6.500%, 8/1/2028	635,010	649,378
Pool 485678, 6.500%, 3/1/2029	429,331	438,642
Pool 494375, 6.500%, 4/1/2029	102,267	104,485
Pool 252439, 6.500%, 5/1/2029	242,977	248,247
Pool 725418, 6.500%, 5/1/2034	1,228,346	1,253,450
Pool 334593, 7.000%, 5/1/2024	328,671	341,284
Pool 604867, 7.000%, 1/1/2025	254,595	261,656
Pool 625596, 7.000%, 2/1/2032	222,392	228,869
Pool 44046, 7.500%, 2/1/2014	11,101	11,170
Pool 7238, 8.000%, 6/1/2008	17,731	17,920
Pool 1467, 8.000%, 1/1/2010	6,045	6,108
Pool 202957, 8.000%, 8/1/2021	22,336	23,438
Pool 1465, 8.250%, 7/1/2009	8,576	8,700
Pool 21356, 8.500%, 3/1/2012	2,971	3,019
Pool 39862, 9.750%, 9/1/2017	21,689	23,430
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$35,301,221

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.5%
Pool 592505, 6.000%, 4/15/2033	633,662	637,068
Pool 581522, 6.000%, 5/15/2033	770,158	777,186
Pool 346572, 7.000%, 5/15/2023	98,958	103,219
Pool 364004, 7.000%, 10/20/2023	85,575	89,020
Pool 484269, 7.000%, 9/15/2028	260,157	270,872
Pool 16535, 7.500%, 4/15/2007	4,915	4,937
Pool 16002, 7.500%, 5/15/2007	1,867	1,876
Pool 15150, 7.500%, 6/15/2007	451	453
Pool 322137, 7.500%, 6/20/2007	477	483
Pool 12001, 8.000%, 9/15/2006	192	192
Pool 13466, 8.000%, 11/15/2006	2,583	2,591
Pool 19784, 8.000%, 9/15/2007	41,294	41,725
Pool 338217, 8.000%, 10/15/2007	10,073	10,219
Pool 409703, 8.000%, 12/15/2009	16,231	16,646
Pool 402603, 8.000%, 2/15/2010	23,630	24,383
Pool 190557, 8.000%, 12/15/2016	7,275	7,543
Pool 392400, 8.000%, 7/15/2024	3,980	4,235
Pool 25463, 8.250%, 6/15/2008	8,237	8,356
Pool 407264, 8.375%, 4/15/2010	10,221	10,551
Pool 64335, 8.500%, 9/15/2008	22,132	22,316
Pool 780356, 8.500%, 10/15/2008	196,378	196,991
Pool 1893, 8.500%, 10/20/2009	29,453	30,883
Pool 780440, 8.500%, 11/15/2017	9,772	10,382
Pool 23641, 9.000%, 10/15/2008	5,078	5,231
Pool 146927, 9.000%, 9/15/2016	13,022	14,015
Pool 188603, 9.000%, 11/15/2016	13,665	14,707
Description	Principal Amount	Value

Pool 208196, 9.000%, 2/15/2017	$45,114	$48,553
Pool 1061, 9.000%, 4/20/2023	57,620	62,228
Pool 1886, 9.000%, 10/20/2024	9,186	9,946
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$2,426,807

TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $50,434,268)		$49,101,251

TAXABLE MUNICIPALS - 1.4%
Chicago, IL Public Building Commission, 7.000%, 1/1/2007, Escrowed to Maturity	225,000	227,666
Miami, FL, Rent Revenue (Lease payments guaranteed by U.S. Government) 8.650%, 7/1/2019	170,000	201,578
Tacoma, WA, 8.200%, 9/15/2013, Lease Revenue Bond (Lease payments guaranteed by U.S. Government)	1,170,000	1,296,863
Tobacco Settlement Financing Corp., NJ, 6.360%, 5/15/2025	573,302	572,585
TOTAL TAXABLE MUNICIPALS (IDENTIFIED COST $2,410,632)		$2,298,692

U.S. TREASURY - 14.6%
U.S. TREASURY BONDS - 3.6%
5.375%, 2/15/2031	2,500,000	2,539,453
6.375%, 8/15/2027	3,000,000	3,403,594
TOTAL U.S. TREASURY BONDS		$5,943,047

U.S. TREASURY NOTES - 11.0%
Treasury Inflation Protected Securities
3.500%, 1/15/2011	2,654,173	2,810,106
Treasury Inflation Protected Securities
3.625%, 5/15/2013	1,100,000	1,012,172
3.875%, 2/15/2013	550,000	515,195

Description	Principal Amount or Shares	Value

4.000%, 11/15/2012	$1,000,000	$945,937
4.000%, 2/15/2014	600,000	560,906
4.000%, 2/15/2015	4,790,000	4,440,480
4.125%, 5/15/2015	779,000	727,513
4.250%, 11/15/2013	1,200,000	1,143,000
4.250%, 11/15/2014	20,000	18,916
4.250%, 8/15/2015	1,355,000	1,274,432
4.500%, 11/15/2015	5,000,000	4,787,500
TOTAL U.S. TREASURY NOTES		$18,236,157

TOTAL U.S. TREASURY (IDENTIFIED COST $24,968,027)		$24,179,204

MUTUAL FUNDS - 0.0%
SSGA Money Market Fund	392	392
SSGA US Government Money Market Fund	135	135
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)		$527

REPURCHASE AGREEMENT - 3.0%
Interest in $5,034,174 repurchase agreement 4.78%, dated 4/28/2006 under which Credit Suisse First Boston LLC will repurchase a U.S. Government Agency security maturing on 3/8/2012 for $5,036,179 on 5/1/2006. The market value of the underlying security at the end of the period was $5,099,314 (AT COST)	$5,034,174	$5,034,174
TOTAL INVESTMENTS - 99.3% (IDENTIFIED COST $168,475,005)		$165,140,239

OTHER ASSETS AND LIABILITIES - NET - 0.7%		$1,124,108

TOTAL NET ASSETS - 100%		$166,264,347

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Municipal Bond Fund

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

Transportation	15.9%

Higher Education	13.6%

General Obligation	11.5%

General	11.3%

Medical	8.9%

Special Purpose	8.3%

Development	6.6%

Multifamily Housing	6.4%

Water	5.7%

School District	3.7%

Single Family Housing	3.0%

Nursing Homes	1.4%

Pollution	1.2%

Facilities	1.1%

Other Assets and Liabilities - Net[2]	1.4%

TOTAL	100%

(1) Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

3MUNICIPAL BONDS - 98.2%
GUAM - 0.5%
SINGLE FAMILY HOUSING - 0.5%
Guam Housing Corp., State Single Family Housing Revenue Bonds, 5.75%, 9/1/2031	$375,000	$414,840
NEW YORK - 94.3%
DEVELOPMENT - 6.6%
Geneva, NY, IDA, Revenue Bonds, (Project A), 5.375%, (Hobart and William Smith), 2/1/2033	1,000,000	1,048,350
Montgomery County, NY, IDA, Revenue Bonds (Series A), 5.00% (XL Capital Assurance Inc. INS), 7/1/2029	1,000,000	1,026,590
New York Convention Center Development Corp., 5.00% (AMBAC LOC), 11/15/2026	2,000,000	2,080,820
New York, NY, City Industrial Agency, Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 6/1/2035	500,000	515,640
Schenectady, NY, IDA, (Series A), 5.45% (Union College)/(AMBAC INS)/(Original Issue Yield: 5.467%), 12/1/2029	155,000	165,478
Schenectady, NY, Metroplex Development Authority Revenue, Revenue Bonds (Series A), 4.00%, 12/15/2006	$300,000	$300,060
Utica, NY, IDA Civic Facility, (Series A) Revenue Bonds, 5.50% (Munson Williams Proctor), 7/15/2029	425,000	448,277
Utica, NY, IDA Civic Facility, (Series A), 5.375% (Munson Williams Proctor)/(Original Issue Yield: 5.45%), 7/15/2019	320,000	336,090
TOTAL DEVELOPMENT		$5,921,305

FACILITIES - 1.1%
Canton, NY, Human Services, 5.75% (Original Issue Yield: 5.80%), 9/1/2032	915,000	962,699
GENERAL - 11.3%
Broome County, NY, Certificate of Participation, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.578%), 4/1/2022	50,000	50,059
Grand Central, NY, District Management Association, Inc., Refunding Bonds, 5.00%, 1/1/2021	1,000,000	1,031,100
Municipal Assistance Corp. of Troy, NY, Refunding Revenue Bonds (Series A), 5.00% (Original Issue Yield: 5.40%), 1/15/2010	$870,000	$890,001
Nassau County, NY, Special Tax, 5.75% (Original Issue Yield: 5.18%), 11/15/2013	500,000	543,400
New York City, NY, Transitional Finance Authority, Future Tax Secured Bonds (2003 Series E), 5.00%, 2/1/2033	1,000,000	1,024,980
New York City, NY, Transitional Finance Authority, Refunding Revenue Bonds (Series A-1), 5.00%, 11/1/2021	500,000	524,095
New York City, NY, Transitional Finance Authority, Revenue Bonds - Public Imps., Refunding Notes, 5.00% (Original Issue Yield: 5.04%), 2/1/2031	1,500,000	1,540,110
New York City, NY, Transitional Finance Authority, Revenue Bonds, 5.75%, 2/15/2015	875,000	946,041
Sales Tax Asset Receivable Corp., (Series A), 5.00% (MBIA Global Funding LLC LOC)/(Original Issue Yield: 4.41%), 10/15/2026	1,425,000	1,485,363
Sales Tax Asset Receivable Corp., Revenue Bonds (Series A), 5.00%, 10/15/2029	2,000,000	2,074,700
TOTAL GENERAL		$10,109,849

GENERAL OBLIGATION - 10.4%
Lakewood, NY, GO UT Public Improvement Bonds, 5.50% (Original Issue Yield: 5.70%), 4/1/2012	50,000	50,552
Nassau County, NY, GO, (Series F), 7.00% (FSA INS), 3/1/2010	500,000	556,505
New York City, NY, 5.00%, 6/1/2023	2,500,000	2,578,200
New York City, NY, GO UT (Fiscal 2004 Series I), 5.00%, 8/1/2022	1,000,000	1,030,970
New York City, NY, GO UT (Series 2000A), 5.75% (Original Issue Yield: 5.79%), 5/15/2018	500,000	542,695
New York City, NY, GO UT Bonds, (Series I), 5.00%, 8/1/2018	2,300,000	2,388,895
Orange County, NY, GO UT, 5.10% (Original Issue Yield: 5.29%), 7/15/2019	1,580,000	1,642,900
Utica, NY, GO, 5.50%, 8/15/2013	510,000	543,935
TOTAL GENERAL OBLIGATION		$9,334,652

HIGHER EDUCATION - 13.6%
New York State Dormitory Authority, (Series A), 5.00% (Original Issue Yield: 4.25%), 3/15/2023	1,170,000	1,225,224
New York State Dormitory Authority, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010	425,000	469,995
New York State Dormitory Authority, (Series C), 7.375% (Original Issue Yield: 7.471%), 5/15/2010	1,575,000	1,677,265
New York State Dormitory Authority, Prerefunded Revenue Bonds 2005 Mental Health (Series D), 5.125% (Original Issue Yield: 5.33%), 8/15/2017	980,000	1,007,832
New York State Dormitory Authority, Refunding Revenue Bonds (Series B), 5.25% (Original Issue Yield: 5.75%), 5/15/2019	20,000	21,378
New York State Dormitory Authority, Refunding Revenue Bonds, 5.30% (Cornell University)/(Original Issue Yield: 5.40%), 7/1/2008	$1,000,000	$1,022,700
New York State Dormitory Authority, Revenue Bonds (Series A), 5.50%, 5/15/2021	1,000,000	1,124,220
New York State Dormitory Authority, Revenue Bonds, 7.50%, 5/15/2013	3,000,000	3,602,070
New York State Dormitory Authority, Revenue Refunding Bonds, 5.30% (Rochester, NY)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.475%), 7/1/2017	1,000,000	1,028,750
New York State Dormitory Authority, Rochester University, 5.125%, 7/1/2039	1,000,000	1,023,940
New York State Dormitory Authority, Unrefunded Revenue Bonds 2005 Mental Health (Series D), 5.125% (Original Issue Yield: 5.33%), 8/15/2017	10,000	10,267
New York State HFA, Revenue Refunding Bonds, 7.90% (United States Treasury COL), 11/1/2006	25,000	25,244
TOTAL HIGHER EDUCATION		$12,238,885

MEDICAL - 8.9%
Chemung County, NY, IDA, (Series B), 5.00% (Original Issue Yield: 4.999%), 11/1/2034	1,000,000	1,006,650
Chemung County, NY, IDA, 5.00% (Arnot Ogden Medical Center)/(Original Issue Yield: 5.02%), 11/1/2034	750,000	754,987
Monroe County, NY, IDA, Civic Facilities Revenue Bonds, 5.00% (Highland Hospital Rochester Project), 8/1/2025	1,000,000	991,990
New York City, NY, Health and Hospitals Corp., (Series A), 5.45% (Original Issue Yield: 5.48%), 2/15/2026	1,000,000	1,033,960
New York State Dormitory Authority, FHA Insured Mortgage Ellis Hospital Revenue Bonds, 5.05% (FHA INS), 8/15/2024	750,000	774,525
New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, 5.10% (AMBAC INS), 2/1/2019	1,000,000	1,036,590
New York State Dormitory Authority, Revenue Bonds (Series J), 5.00% (Brookdale Hospital Medical Center)/(AMBAC INS)/(Original Issue Yield: 5.10%), 2/15/2010	1,000,000	1,034,800
New York State Dormitory Authority, United Health Services, 5.375% (AMBAC INS)/(Original Issue Yield: 5.573%), 8/1/2027	1,000,000	1,043,980
Tompkins, NY, Health Care Corp., 10.80% (FHA INS), 2/1/2028	275,000	303,765
TOTAL MEDICAL		$7,981,247

MULTIFAMILY HOUSING - 6.4%
East Rochester, NY, Housing Authority, Refunding Revenue Bonds, 6.125% (Original Issue Yield: 5.375%), 4/20/2043	1,355,000	1,480,310
Holiday Square Housing Development Corp., NY, Section 8 Assisted Project, 5.80% (Holiday Square Management Co.)/(FNMA COL)/(Original Issue Yield: 5.943%), 1/15/2024	125,000	125,095
New Rochelle, NY, Municipal Housing Authority, Revenue Bonds, 6.50% (HUD Section 8 GTD)/(Original Issue Yield: 6.803%), 12/1/2014	$975,000	$1,052,171
New York State HFA, (Series A), 6.90%, 8/15/2007	10,000	10,020
New York State HFA, (Series A), 7.75% (FHA INS)/(Original Issue Yield: 7.748%), 8/15/2017	1,000,000	1,019,350
New York State HFA, Service Contract Obligation Revenue Bonds (Series 1995 A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010	280,000	283,287
New York State HFA, Service Contract Obligation Revenue Bonds (Series 1995 A), 6.25% (Original Issue Yield: 6.35%), 9/15/2010	635,000	654,037
New York State HFA, Service Contract Obligation Revenue Bonds (Series 1995 A), 6.375% (Original Issue Yield: 6.45%), 9/15/2015	885,000	916,373
Riverton Housing Corp., Revenue Bonds, 6.65% (FHA INS), 8/1/2024	160,000	171,387
TOTAL MULTIFAMILY HOUSING		$5,712,030

NURSING HOMES - 1.4%
Appleridge Retirement Community, Revenue Bonds, 5.60% (GNMA Collateralized Home Mortgage Program)/(GNMA Collateralized Home Mortgage Program COL), 9/1/2021	500,000	535,135
New York State Dormitory Authority, Revenue Bonds, 5.85% (Wesley Health System)/(FHA INS), 8/1/2026	340,000	354,117
Tompkins County, NY, IDA, Revenue Bonds, 6.05% (Ithacare Center Project)/(FHA INS), 2/1/2017	370,000	377,596
TOTAL NURSING HOMES		$1,266,848

POLLUTION - 1.2%
New York State Environmental Facilities Corp., Revenue Bonds, 5.85%, 1/15/2015	1,040,000	1,062,526
SCHOOL DISTRICT - 3.7%
Mahopac, NY, CSD, GO UT (Series C) Bonds, 5.30% (Original Issue Yield: 5.35%), 6/1/2018	1,000,000	1,060,390
North Babylon Union Free School District, NY, (Series A), 5.50% (FGIC INS)/(Original Issue Yield: 5.57%), 2/15/2017	1,000,000	1,065,740
Oriskany, NY, CSD, Refunding GO UT, 4.00% (FGIC INS), 6/15/2006	100,000	100,047
Webster, NY, CSD, GO UT, 5.125% (FGIC INS)/(Original Issue Yield: 5.40%), 6/15/2019	1,000,000	1,052,060
TOTAL SCHOOL DISTRICT		$3,278,237

SINGLE FAMILY HOUSING - 2.5%
Albany, NY, Housing Authority, Revenue Bonds, 5.20% (Key Bank, N.A. LOC), 12/1/2013	200,000	205,934
Albany, NY, Housing Authority, Revenue Bonds, 5.40% (Key Bank, N.A. LOC), 12/1/2018	150,000	154,512
Albany, NY, Housing Authority, Revenue Bonds, 5.50% (Key Bank, N.A. LOC), 12/1/2028	200,000	204,814
New York State Mortgage Agency, Refunding Revenue Bonds, 5.70% (Original Issue Yield: 5.70%), 4/1/2011	865,000	889,367
New York State Mortgage Agency, (Series 67), 5.80% (Original Issue Yield: 5.799%), 10/1/2028	$480,000	$491,544
New York State Mortgage Agency, Refunding Revenue Bonds (Series 53), 5.25%, 10/1/2006	300,000	301,332
TOTAL SINGLE FAMILY HOUSING		$2,247,503

SPECIAL PURPOSE - 5.6%
New York Counties Tobacco Trust II, Refunding Revenue Bonds, 5.25% (Original Issue Yield: 5.30%), 6/1/2025	1,110,000	1,122,332
TSASC, Inc. NY, Cash Flow Management, Public Improvements, 6.25%, 7/15/2027	1,000,000	1,085,260
Tobacco Settlement Financing Corp., NY, (Series A), 5.00%, 6/1/2011	500,000	500,595
Tobacco Settlement Financing Corp., NY, (Series A-1), 5.25% (Original Issue Yield: 4.00%), 6/1/2016	1,430,000	1,492,134
Tobacco Settlement Financing Corp., NY, Asset Backed Revenue Bonds (Series C-1), 5.25% (New York State), 6/1/2013	400,000	410,608
Tobacco Settlement Financing Corp., NY, Revenue Bonds (Series C-1), 5.50%, 6/1/2010	440,000	440,638
TOTAL SPECIAL PURPOSE		$5,051,567

TRANSPORTATION - 15.9%
Albany, NY, Parking Authority, (Series A), 5.00% (Original Issue Yield: 4.79%), 7/15/2008	435,000	443,030
Albany, NY, Parking Authority, (Series A), 5.625% (Original Issue Yield: 5.75%), 7/15/2025	500,000	528,260
Metropolitan Transportation Authority, NY, Revenue Bonds (Series B), 5.00%, 11/15/2031	1,300,000	1,332,201
New York State Thruway Authority, (Series 2000A), 6.25% (New York State Thruway Authority-Highway & Bridge Trust Fund)/(FSA INS), 4/1/2011	1,000,000	1,100,990
New York State Thruway Authority, (Series F), 5.00% (AMBAC LOC), 1/1/2030	1,000,000	1,033,710
New York State Thruway Authority, Refunding Revenue Bonds (Series A), 5.00%, 3/15/2021	2,755,000	2,882,529
New York State Thruway Authority-Highway & Bridge Trust Fund, Unrefunded Revenue Bonds (Series A), 5.125% (FGIC INS), 4/1/2011	655,000	685,399
Niagara Falls, NY, Bridge Commission, (Series B), 5.25% (FGIC INS)/(Original Issue Yield: 5.35%), 10/1/2015	25,000	26,762
Port Authority of New York and New Jersey, Revenue Bonds (132nd Series), 5.00% (Go of Authority LOC)/(Original Issue Yield: 5.11%), 9/1/2026	2,000,000	2,068,520
Triborough Bridge & Tunnel Authority, NY, (Series Y), Refunding Revenue Bonds, 6.125% (CapMAC Holdings, Inc.)/(CapMAC Holdings, Inc. LOC)/(Original Issue Yield: 6.20%), 1/1/2021	3,500,000	4,185,335
TOTAL TRANSPORTATION		$14,286,736

WATER - 5.7%
Erie County, NY, Water Authority, (Series A), 6.00% (AMBAC INS)/(Original Issue Yield: 7.25%), 12/1/2008	$40,000	$41,341
New York City, NY, Municipal Water Finance Authority, (Series C), 5.125% (Original Issue Yield: 5.43%), 6/15/2033	1,000,000	1,021,820
New York City, NY, Municipal Water Finance Authority, Fiscal 2004-C Revenue Bonds, 5.00% (AMBAC INS), 6/15/2035	1,000,000	1,028,530
New York City, NY, Municipal Water Finance Authority, Refunding Revenue Bonds (Series B), 5.00%, 6/15/2018	1,500,000	1,570,800
New York City, NY, Municipal Water Finance Authority, Revenue Bonds, 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.855%), 6/15/2027	1,000,000	1,029,940
New York State Environmental Facilities Corp., 5.875%, 1/15/2017	400,000	428,584
TOTAL WATER		$5,121,015

TOTAL NEW YORK		$84,575,099

PUERTO RICO - 0.7%
DEVELOPMENT - 0.0%
Puerto Rico Industrial, Medical & Environmental PCA, Revenue Bonds, 5.10% (American Home Products Corp.)/(Original Issue Yield: 5.30%), 12/1/2018	25,000	25,523
GENERAL OBLIGATION - 0.7%
Commonwealth of Puerto Rico, GO UT, 7.00%, 7/1/2010	550,000	618,789
TOTAL PUERTO RICO		$644,312

SOUTH CAROLINA - 0.6%
SPECIAL PURPOSE - 0.6%
Tobacco Settlement Revenue Management Authority, SC, (Series B), 6.375% (Original Issue Yield: 6.48%), 5/15/2030	$500,000	$556,160
WISCONSIN - 2.1%
SPECIAL PURPOSE - 2.1%
Badger, WI Tobacco Asset Securitization Corp., Refunding Revenue Bonds, 6.125%, 6/1/2027	1,760,000	1,858,525
TOTAL MUNICIPAL BONDS (IDENTIFIED COST $86,362,363)		$88,048,936

SHORT-TERM MUNICIPALS - 0.4%
NEW YORK - 0.4%
GENERAL OBLIGATION - 0.4%
[6] New York City, NY, (Fiscal 2006 Series I-3) Daily VRDNs (Bank of America N.A. LOC), 3.77%, 5/1/2006 (AT AMORTIZED COST)	400,000	$400,000

TOTAL MUNICIPAL INVESTMENTS - 98.6% (IDENTIFIED COST $86,762,363)		$88,448,936

OTHER ASSETS AND LIABILITIES - NET - 1.4%		$1,292,821

TOTAL NET ASSETS - 100%		$89,741,757

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Municipal Bond Fund

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

Development	14.3%

General Obligation	12.6%

Higher Education	11.8%

School District	11.1%

Transportation	10.0%

Medical	8.2%

Nursing Homes	6.5%

Utilities	5.9%

Pollution	5.0%

Education	3.8%

Power	3.7%

Facilities	3.5%

General	2.2%

Other Assets & Liabilities[2]	1.4%

TOTAL	100%

(1) Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

3MUNICIPAL BONDS - 98.6%
PENNSYLVANIA - 94.9%
DEVELOPMENT - 14.3%
Bucks County, PA, IDA, Revenue Bonds, 10.00%, 5/15/2019	$4,775,000	$7,436,203
Indiana County, PA, IDA, (Series A), 5.875% (AMBAC INS)/(Original Issue Yield: 6.04%), 11/1/2029 PRF to 11/1/2006	1,300,000	1,314,326
Montgomery County, PA, IDA, Revenue Bonds, 6.125% (Whitemarsh Continuing Care Retirement Community)/(Original Issue Yield: 6.25%), 2/1/2028	1,500,000	1,584,600
Pennsylvania State IDA, Economic Development Revenue Bonds, 5.50% (AMBAC INS), 7/1/2013	500,000	545,855
Pennsylvania State IDA, Refunding Revenue Bonds, 6.00% (AMBAC INS)/(Original Issue Yield: 5.20%), 7/1/2006	1,990,000	1,998,040
Philadelphia, PA, IDA, (Series B), 5.25% (FSA INS)/(Original Issue Yield: 4.50%), 10/1/2010	1,000,000	1,058,940
Philadelphia, PA, IDA, (Series B), 5.25% (FSA INS)/(Original Issue Yield: 5.45%), 10/1/2030	2,000,000	2,084,520
Philadelphia, PA, IDA, Revenue Bonds, 6.00% (Philadelphia, PA)/(MBIA Insurance Corp. INS), 2/15/2007	1,365,000	1,389,515
Pittsburgh, PA, Auditorium Authority, Regional Asset District Sales Tax Revenue Bonds (Series 1999), 5.25% (AMBAC INS)/(Original Issue Yield: 5.155%), 2/1/2017	$3,000,000	$3,141,840
TOTAL DEVELOPMENT		$20,553,839

EDUCATION - 3.8%
Berks County, PA, Vocational Technical School Authority, Revenue Bonds, 5.00% (MBIA Insurance Corp. INS), 6/1/2014	1,655,000	1,759,910
Charleroi, PA Area School District, (Series C), 5.75% (FGIC INS)/(Original Issue Yield: 5.90%), 10/1/2014 PRF to 10/1/2009	1,070,000	1,138,683
Charleroi, PA Area School District, (Series C), 6.00% (FGIC INS), 10/1/2017	30,000	32,090
Charleroi, PA Area School District, (Series C), 6.00% (FGIC INS), 10/1/2017 PRF to 10/1/2009	1,300,000	1,393,366
York County, PA School Technology Authority, Lease Revenue Bonds, 5.50% (FGIC INS), 2/15/2021	1,000,000	1,076,050
TOTAL EDUCATION		$5,400,099

FACILITIES - 3.5%
Pennsylvania Convention Center Authority, Revenue Bonds, 6.00% (FGIC INS)/(Original Issue Yield: 6.80%), 9/1/2019	$2,410,000	$2,811,795
Philadelphia, PA, IDA, Refunding Revenue Bonds, 5.20%, 6/15/2018	2,100,000	2,154,831
TOTAL FACILITIES		$4,966,626

GENERAL - 2.2%
Westmoreland County, PA, Municipal Authority, Revenue Bonds, 5.25%, 8/15/2027	3,000,000	3,198,540
GENERAL OBLIGATION - 12.6%
Adams County, PA, GO UT Refunding Notes, 5.30% (FGIC INS)/(Original Issue Yield: 5.42%), 11/15/2019 PRF to 5/15/2011	1,185,000	1,269,005
Allegheny County, PA, GO, (Series C-52), 5.25% (FGIC INS)/(Original Issue Yield: 5.50%), 11/1/2021 PRF to 5/1/2011	1,000,000	1,068,150
Butler County, PA, IDA, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 6.00%), 7/15/2011	1,000,000	1,103,750
Commonwealth of Pennsylvania, GO UT, 5.25% (Original Issue Yield: 4.69%), 10/15/2008	2,000,000	2,073,900
Commonwealth of Pennsylvania, 5.00%, 8/1/2016	1,475,000	1,530,062
Delaware County, PA, GO UT, 5.00%, 10/1/2016	3,090,000	3,278,212
Lancaster County, PA, (Series A), 5.60% (FGIC INS)/(Original Issue Yield: 5.65%), 5/1/2012 PRF to 5/1/2010	2,000,000	2,138,200
Mercer County, PA, GO UT, 5.50%, 10/1/2019	1,155,000	1,237,247
Mercer County, PA, GO UT, 5.50%, 10/1/2018	1,215,000	1,301,520
Montgomery County, PA, 5.375%, 7/15/2013	1,885,000	1,972,162
Philadelphia, PA, GO UT, 5.25% (FSA INS)/(Original Issue Yield: 4.59%), 9/15/2015	1,000,000	1,057,420
TOTAL GENERAL OBLIGATION		$18,029,628

HIGHER EDUCATION - 11.8%
Chester County, PA, HEFA, Revenue Bonds, 5.625% (Immaculata College)/(Radian Asset Assurance INS), 10/15/2027	2,250,000	2,362,117
Pennsylvania State Higher Education Facilities Authority, Refunding Revenue Bonds (Series A), 5.00%, 8/15/2014	2,685,000	2,849,456
Pennsylvania State Higher Education Facilities Authority, Refunding Revenue Bonds, 5.50% (St. Joseph’s University)/(Radian Asset Assurance INS), 12/15/2015	1,940,000	2,076,886
Pennsylvania State Higher Education Facilities Authority, Refunding Revenue Bonds, 5.60% (Original Issue Yield: 5.60%), 11/1/2022	2,600,000	2,688,920
Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (York College of Pennsylvania)/(FGIC INS), 11/1/2020	550,000	572,258
Pennsylvania State University, Refunding Revenue Bonds, 5.25% (Original Issue Yield: 4.67%), 8/15/2016	1,000,000	1,085,680
Pennsylvania State University, Revenue Bonds, 5.00%, 9/1/2017	$1,335,000	$1,411,255
Philadelphia, PA, Health & Educational Facilities, Refunding Revenue Bonds, 5.50% (AMBAC INS)/(Original Issue Yield: 4.40%), 5/1/2014	1,280,000	1,374,272
Philadelphia, PA, Health & Educational Facilities, Refunding Revenue Bonds, 5.50% (AMBAC INS)/(Original Issue Yield: 4.53%), 5/1/2015	1,350,000	1,452,884
Swarthmore Boro Authority PA, Refunding Revenue Bonds, 5.25% (Original Issue Yield: 4.65%), 9/15/2020	1,000,000	1,061,640
TOTAL HIGHER EDUCATION		$16,935,368

MEDICAL - 8.2%
Chester County, PA, HEFA, Refunding Revenue Bonds, 5.50% (Chester County Hospital, PA)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.70%), 7/1/2007	965,000	977,477
Chester County, PA, HEFA, Refunding Revenue Bonds, 5.625% (Chester County Hospital, PA)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.90%), 7/1/2010	1,675,000	1,696,457
Chester County, PA, HEFA, Refunding Revenue Bonds, 5.625% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.85%), 7/1/2009	1,985,000	2,010,448
Chester County, PA, HEFA, Revenue Bonds (Series B), 5.375% (Jefferson Health System)/(Original Issue Yield: 5.63%), 5/15/2027	2,000,000	2,058,600
Dauphin County, PA, General Authority, Revenue Refunding Bonds, 5.20% (Pinnacle Health System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.30%), 5/15/2009	910,000	931,831
Montgomery County, PA, Higher Education & Health Authority Hospital, Revenue Refunding Bonds, 5.50% (Holy Redeemer Health Care)/(AMBAC INS), 10/1/2008	1,275,000	1,318,095
Philadelphia, PA, IDA, Refunding Revenue Bonds, 4.75% (Original Issue Yield: 4.84%), 8/15/2008	765,000	757,725
Scranton-Lackawanna, PA, Health & Welfare Authority, Refunding Revenue Bonds, 5.625% (Mercy Health Care Systems)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.75%), 1/1/2016	2,000,000	2,061,060
TOTAL MEDICAL		$11,811,693

NURSING HOMES - 6.5%
Bucks County, PA, IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(Original Issue Yield: 6.12%), 10/1/2027	1,000,000	1,049,020
Bucks County, PA IDA, Revenue Bonds (Series A), 5.20% (Ann’s Choice, Inc.)/ (Original Issue Yield: 5.30%), 1/1/2013	320,000	317,309
Bucks County, PA, IDA, Revenue Bonds (Series A), 5.30% (Ann’s Choice, Inc.)/ (Original Issue Yield: 5.45%), 1/1/2014	275,000	271,571
Bucks County, PA, IDA, Revenue Bonds (Series A), 5.40% (Ann's Choice, Inc.)/(Original Issue Yield: 5.55%), 1/1/2015	$240,000	$237,204
Delaware County, PA, Authority, Dunwoody Village, 6.25% (Original Issue Yield: 6.45%), 4/1/2030	1,200,000	1,250,856
Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds, 7.25% (Original Issue Yield: 7.40%), 12/1/2019 PRF to 12/1/2009	3,000,000	3,360,900
Montgomery County, PA, IDA, Retirement Community Revenue Bonds (Series 1996B), 5.75% (Adult Communities Total Services, Inc.)/(Original Issue Yield: 5.98%), 11/15/2017	1,000,000	1,030,010
Montgomery County, PA, IDA, Revenue Bonds, 5.25% (Original Issue Yield: 5.48%), 11/15/2028	1,850,000	1,863,690
TOTAL NURSING HOMES		$9,380,560

POLLUTION - 5.0%
[6] Bucks County, PA IDA, Variable Rate Environmental Improvement Revenue Bonds (Series 1995) Weekly VRDNs (USX Corp.)/ (Wachovia Bank N.A. LOC), 5.40%, 5/1/2006	750,000	800,123
Greene County, PA, IDA, Refunding Revenue Bonds, 4.75% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.749%), 2/1/2007	710,000	715,744
Indiana County, PA, IDA, 6.00% (MBIA Insurance Corp. INS), 6/1/2006	1,500,000	1,503,210
Lancaster County, PA, Solid Waste Management, (Series B), 5.375% (AMBAC LOC)/(Original Issue Yield: 5.05%), 12/15/2015	4,000,000	4,190,280
TOTAL POLLUTION		$7,209,357

SCHOOL DISTRICT - 11.1%
Belle Vernon, PA, Area School District, (GO UT), 6.00% (FGIC INS)/(Original Issue Yield: 6.09%), 4/1/2021 PRF to 4/1/2009	1,210,000	1,285,238
Hempfield, PA, School District, GO UT, (Series B), 5.00% (FGIC INS), 10/15/2018	2,650,000	2,789,761
North Allegheny, PA, School District, GO UT, 5.50% (FGIC INS), 11/1/2010	1,765,000	1,894,904
Perkiomen Valley School District, PA, GO UT, 5.00% (Original Issue Yield: 4.82%), 4/1/2028	2,500,000	2,569,825
Tredyffrin-Easttown, PA, School District, GO UT, 5.00% (Original Issue Yield: 3.92%), 2/15/2009	1,000,000	1,033,790
Tredyffrin-Easttown, PA, School District, GO UT, Refunding Bonds, 5.00%, 2/15/2015	3,535,000	3,765,093
West Chester, PA, Area School District, GO UT, 5.00% (State Aid Withholding GTD), 4/15/2016	1,515,000	1,592,038
West Chester, PA, Area School District, GO UT, 5.00% (State Aid Withholding GTD), 4/15/2018	$1,000,000	$1,043,410
TOTAL SCHOOL DISTRICT		$15,974,059

TRANSPORTATION - 10.0%
Allegheny County, PA, Port Authority, Refunding Revenue Bonds, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 6.125%), 3/1/2024 PRF to 3/1/2009	2,500,000	2,674,175
Delaware River Joint Toll Bridge Commission, Revenue Bonds - Refunding bonds/notes, Highway Imps., 5.25%, 7/1/2018 PRF to 7/1/2013	1,135,000	1,220,840
Delaware River Joint Toll Bridge Commission, Revenue Bonds - Refunding Bonds/Notes, Highway Imps., 5.25%, 7/1/2018	1,500,000	1,581,870
Pennsylvania State Turnpike Commission, (Series S), 5.625% (FGIC INS)/(Original Issue Yield: 4.77%), 6/1/2013	5,500,000	5,985,100
Scranton, PA, Packaging Authority, Refunding Revenue Bonds, 5.00% (Scranton, PA School District)/(FGIC INS)/(Original Issue Yield: 4.92%), 9/15/2033	2,355,000	2,416,984
Southeastern, PA, Transportation Authority, (Series A) Revenue Bonds, 5.25% (FGIC INS), 3/1/2013	500,000	523,410
TOTAL TRANSPORTATION		$14,402,379

UTILITIES - 5.9%
Philadelphia, PA, Water & Wastewater System, (Series A), 5.00% (AMBAC INS)/(Original Issue Yield: 5.25%), 8/1/2013	1,000,000	1,032,500
Philadelphia, PA, Water & Wastewater System, Refunding Revenue Bonds, 5.625% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.81%), 6/15/2009	1,900,000	2,007,502
Philadelphia, PA, Water & Wastewater System, Refunding Revenue Bonds, 6.25% (MBIA Insurance Corp. INS), 8/1/2007	3,000,000	3,093,180
Philadelphia, PA, Water & Wastewater System, Revenue Refunding Bonds, 6.25% (MBIA Insurance Corp. INS), 8/1/2008	2,150,000	2,267,347
TOTAL UTILITIES		$8,400,529

TOTAL PENNSYLVANIA		$136,262,677

PUERTO RICO - 3.7%
POWER - 3.7%
Puerto Rico Electric Power Authority, Revenue Bonds (Series PP), 5.00% (FGIC INS), 7/1/2022	5,000,000	$5,233,550
TOTAL MUNICIPAL INVESTMENTS - 98.6% (IDENTIFIED COST $137,923,806)		$141,496,227

OTHER ASSETS AND LIABILITIES - NET - 1.4%		$1,973,008

TOTAL NET ASSETS - 100%		$143,469,235

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Maryland Municipal Bond Fund

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

Health Care	29.3%

General Obligation	22.6%

Higher Education	11.9%

General	5.8%

Facilities	5.5%

Transportation	4.4%

Development	4.0%

Pollution	3.6%

Education	2.3%

Multi-Family Housing	1.8%

Water	1.8%

Other	1.5%

Housing	1.4%

Utilities	1.4%

Single Family Housing	1.1%

Power	0.3%

Cash Equivalents[2]	0.2%

Other Assets and Liabilities - Net[3]	1.1%

TOTAL	100%

(1) Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2) Cash Equivalents include investments in money market funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

3MUNICIPAL BONDS - 98.7%
DISTRICT OF COLUMBIA - 1.1%
TRANSPORTATION - 1.1%
Washington, DC, Metro Area Transit Authority, 6.00%, 7/1/2010	$500,000	$544,385
Washington, DC, Metro Area Transit Authority, Refunding Revenue Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 3.55%), 1/1/2012	1,000,000	1,062,520
TOTAL DISTRICT OF COLUMBIA		$1,606,905

MARYLAND - 91.8%
DEVELOPMENT - 3.9%
Maryland State Community Development Administration, Revenue Bonds (Series A), 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.04%), 6/1/2021	275,000	284,075
Description	Principal Amount	Value

Maryland State Economic Development Corp., 7.125%, 4/1/2019	$780,000	$829,709
Maryland State Economic Development Corp., 8.25%, 11/1/2026	1,000,000	973,550
Maryland State Economic Development Corp., Revenue Bonds, Maryland Department of Transportation, 5.375%, 6/1/2019	750,000	805,365
Maryland State IDFA, (Series 1-11), 7.125%, 7/1/2006	5,000	5,013
Maryland State IDFA, 5.10% (National Aquarium in Baltimore, Inc.)/(Original Issue Yield: 5.21%), 11/1/2022	1,000,000	1,033,640
Maryland State IDFA, EDRB (Series 2005A), 6.00% (Our Lady of Good Counsel High School), 5/1/2035	1,000,000	1,061,020
Montgomery County, MD EDA, (Trinity Health Care Group), 5.125% (Original Issue Yield: 5.20%), 12/1/2022	600,000	615,054
Description	Principal Amount	Value

Northeast MD, Waste Disposal Authority Solid Waste, (Montgomery County Resource Recovery PJ-A), 6.00% (Original Issue Yield: 6.05%), 7/1/2006	$250,000	$250,690
TOTAL DEVELOPMENT		$5,858,116

EDUCATION - 2.4%
Baltimore, MD, Board of School Commissioners, (Series A), 5.00%, 5/1/2018	100,000	104,751
Maryland State Health & Higher Educational Facilities Authority, 6.00% (Original Issue Yield: 6.05%), 7/1/2020	250,000	260,168
Maryland State Health & Higher Educational Facilities Authority, 6.00% (Original Issue Yield: 6.146%), 7/1/2031	1,500,000	1,550,355
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 4.75% (Board of Child Care)/(Original Issue Yield: 4.86%), 7/1/2014	400,000	408,668
New Baltimore, MD Board School Commerce, Revenue Bonds, 5.00% (Original Issue Yield: 5.05%), 11/1/2013	1,135,000	1,188,549
TOTAL EDUCATION		$3,512,491

FACILITIES - 5.1%
Baltimore County, MD, Convention Center, Refunding Revenue Bonds, 5.375% (MBIA Insurance Corp. INS), 9/1/2011	2,910,000	3,065,365
Baltimore, MD, Wastewater, Revenue Bonds (Series A), 6.00% (FGIC INS), 7/1/2015	500,000	558,380
Maryland State Stadium Authority, (Convention Center Expansion), 5.875% (AMBAC INS)/(Original Issue Yield: 6.00%), 12/15/2013	1,000,000	1,011,680
Maryland State Stadium Authority, (Ocean City Convention Center), 5.375% (Original Issue Yield: 5.55%), 12/15/2015	500,000	505,000
Maryland State Stadium Authority, 5.50% (AMBAC INS)/(Original Issue Yield: 5.55%), 3/1/2012	1,000,000	1,011,350
Montgomery County, MD Revenue Authority Lease, Revenue Bonds, 5.00%, 4/1/2013	1,330,000	1,409,720
TOTAL FACILITIES		$7,561,495

GENERAL - 4.7%
Anne Arundel County, MD, Refunding Revenue Bonds National Business Park Project, 5.125%, 7/1/2028	2,200,000	2,308,240
Baltimore, MD, Refunding Revenue Bonds, (Series A), 5.75% (FSA INS)/(Original Issue Yield: 5.80%), 7/1/2030, PRF 7/1/2030	3,000,000	3,235,110
Baltimore, MD, Refunding Revenue Bonds, 5.25% (FGIC INS), 7/1/2017	1,000,000	1,081,690
Montgomery County, MD Special Obligation, Special Tax, 5.375% (Radian Group, Inc. INS)/(Original Issue Yield: 5.48%), 7/1/2020	250,000	262,518
TOTAL GENERAL		$6,887,558

Description	Principal Amount	Value

GENERAL OBLIGATION - 21.4%
Anne Arundel County, MD, GO UT, 5.00% (Original Issue Yield: 3.86%), 3/1/2016	$1,000,000	$1,058,180
Anne Arundel County, MD, GO, 6.00%, 9/1/2006	2,000,000	2,016,060
Anne Arundel County, MD, LT GO, 4.125% (Original Issue Yield: 4.19%), 3/1/2019	95,000	92,863
Anne Arundel County, MD, LT GO, 5.50% (Original Issue Yield: 5.55%), 9/1/2015	500,000	507,110
Baltimore County, MD, GO UT Special Assessment Bonds (67th Issue), 5.00%, 6/1/2019	335,000	351,140
Baltimore, MD, GO UT (Series C), 5.50% (FGIC INS), 10/15/2015	500,000	556,225
Baltimore, MD, GO UT (Series A), 5.00% (AMBAC INS), 10/15/2016	260,000	277,755
Baltimore, MD, GO UT (Series A), 5.50% (FGIC INS)/(Original Issue Yield: 5.60%), PRF 10/15/2006	1,000,000	1,028,200
Frederick County, MD, Refunding GO UT (Series A), 5.25%, 7/1/2013	2,080,000	2,241,470
Frederick County, MD, GO UT, 5.25%, 11/1/2019	1,500,000	1,650,525
Frederick County, MD, GO UT, 5.25% (Original Issue Yield: 5.49%), 7/1/2017, PRF 7/1/2009	300,000	316,509
Harford County, MD, GO UT, 5.50%, 12/1/2008	1,000,000	1,045,820
Howard County, MD, GO UT, 5.25%, 8/15/2016, PRF 2/15/2012	1,480,000	1,589,431
Howard County, MD, GO UT (Series A), 5.50% (United States Treasury PRF 2/15/2008 @101)/(Original Issue Yield: 5.56%), 2/15/2019	500,000	520,875
Howard County, MD, 5.25%, 8/15/2015, PRF 2/15/2012	125,000	134,242
Howard County, MD, 5.25%, 8/15/2015	1,800,000	1,925,370
Maryland State, 5.50%, 3/1/2013	2,000,000	2,196,100
Montgomery County, MD, GO UT, 5.60% (Original Issue Yield: 5.70%), 1/1/2016, PRF 1/1/2010	2,000,000	2,148,600
Montgomery County, MD, LT GO Public Improvements (Series A), 5.00%, 5/1/2019	500,000	523,285
Montgomery County, MD, GO UT Public Improvements (Series A), 5.00%, 5/1/2017, PRF 5/1/2009	475,000	497,121
Prince Georges County, MD, Consolidated Public Improvement GO UT, 5.50% (FSA INS), 10/1/2010, PRF 10/1/2009	2,045,000	2,180,706
Prince Georges County, MD, Consolidated Public Improvement GO UT Unrefunded, 5.50% (FSA INS), 10/1/2010	55,000	58,695
Prince Georges County, MD, GO UT (Consolidated Public Improvement), (Series A), 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.45%), 3/15/2015, PRF 3/15/2007	1,000,000	1,023,710
Description	Principal Amount	Value

Queen Annes County, MD, 5.00% (MBIA Insurance Corp. INS), 11/15/2016	$1,000,000	$1,065,450
Queen Annes County, MD, Public Facility, 6.00% (FGIC INS)/(Original Issue Yield: 5.25%), PRF 11/15/2007	1,000,000	1,044,400
St. Mary’s County, MD, GO UT, 5.00% (Original Issue Yield: 5.00%), 10/1/2021	1,000,000	1,043,820
St. Mary’s County, MD, GO UT Refunding Bonds, 5.00%, 10/1/2018	2,255,000	2,364,548
Washington Suburban Sanitation District, MD, GO UT, 5.00% (Original Issue Yield: 5.04%), PRF 6/1/2009	1,000,000	1,038,450
Washington Suburban Sanitation District, MD, GO UT, 6.00%, 6/1/2018	1,000,000	1,166,670
TOTAL GENERAL OBLIGATION		$31,663,330

HEALTH CARE - 29.3%
Carroll County, MD, Revenue Bonds, 5.375% (Fairhaven, Inc./Copper Ridge, Inc.)/(Radian Asset Assurance INS), 1/1/2016	2,000,000	2,081,800
Frederick County, MD, Revenue Bonds, 5.90% (Original Issue Yield: 5.95%), 1/1/2017	1,000,000	999,750
Maryland State Economic Development Corp., 4.65% (GNMA Collateralized Home Mortgage Program COL), 12/20/2008	335,000	339,482
Maryland State Health & Higher Educational Facilities Authority, (Series A) Revenue Bonds, 5.25% (Medlantic/Helix Parent, Inc.)/(FSA INS), 8/15/2012	1,175,000	1,223,633
Maryland State Health & Higher Educational Facilities Authority, (Series A), 4.75% (Original Issue Yield: 4.90%), 11/1/2014	1,000,000	1,018,730
Maryland State Health & Higher Educational Facilities Authority, (Series B), 5.00% (AMBAC INS)/(Original Issue Yield: 3.84%), 7/1/2015	1,740,000	1,840,276
Maryland State Health & Higher Educational Facilities Authority, (Series B), 5.00% (AMBAC INS)/(Original Issue Yield: 4.59%), 7/1/2024	250,000	258,508
Maryland State Health & Higher Educational Facilities Authority, (Suburban Hospital), (Series A), 5.50%, 7/1/2016	500,000	534,735
Maryland State Health & Higher Educational Facilities Authority, 4.80%, 10/1/2008	1,000,000	1,000,100
Maryland State Health & Higher Educational Facilities Authority, 5.00% (AMBAC INS)/(Original Issue Yield: 5.27%), 7/1/2027	3,530,000	3,768,628
Maryland State Health & Higher Educational Facilities Authority, 5.00% (Frederick Memorial Hospital)/(Original Issue Yield: 5.20%), 7/1/2022	2,500,000	2,542,975
Maryland State Health & Higher Educational Facilities Authority, 5.00% (Johns Hopkins Hospital), 5/15/2013	1,465,000	1,526,779
Maryland State Health & Higher Educational Facilities Authority, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.17%), 7/1/2019	1,500,000	1,538,595
Maryland State Health & Higher Educational Facilities Authority, 5.00% (Mercy Ridge, Inc.), 4/1/2008	2,000,000	2,021,260
Description	Principal Amount	Value

Maryland State Health & Higher Educational Facilities Authority, 5.00% (University of Maryland Medical System), 7/1/2012	$1,000,000	$1,029,130
Maryland State Health & Higher Educational Facilities Authority, 5.00%, 10/1/2008	900,000	918,261
Maryland State Health & Higher Educational Facilities Authority, 5.25% (FSA INS), 8/15/2011	2,000,000	2,091,340
Maryland State Health & Higher Educational Facilities Authority, 5.25% (FSA INS)/(Original Issue Yield: 5.35%), 7/1/2020	1,585,000	1,682,145
Maryland State Health & Higher Educational Facilities Authority, 5.50% (Howard County General Hospital, MD)/(Original Issue Yield: 5.68%), 7/1/2013	845,000	864,891
Maryland State Health & Higher Educational Facilities Authority, 5.625% (Mercy Medical Center)/(Original Issue Yield: 5.80%), 7/1/2031	2,000,000	2,052,100
Maryland State Health & Higher Educational Facilities Authority, 5.80% (Original Issue Yield: 5.93%), 1/1/2032	2,135,000	2,226,997
Maryland State Health & Higher Educational Facilities Authority, 6.00% (Carroll County, MD General Hospital), 7/1/2037	2,250,000	2,372,355
Maryland State Health & Higher Educational Facilities Authority, 6.00% (Catholic Health Initiatives), 12/1/2013	1,370,000	1,477,066
Maryland State Health & Higher Educational Facilities Authority, 6.00% (Original Issue Yield: 6.05%), PRF 1/1/2007	1,500,000	1,552,020
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 4.05%), 8/15/2011	1,000,000	1,043,130
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 4.375% (MedStar Health, Inc.)/(Original Issue Yield: 4.49%), 8/15/2013	250,000	250,575
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 4.875% (Obligated Group)/(Original Issue Yield: 5.00%), 7/1/2018	250,000	251,790
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 5.00% (Greater Baltimore Medical Center)/(Original Issue Yield: 5.07%), 7/1/2020	250,000	255,178
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 5.00% (Peninsula Regional Medical Center), 7/1/2036	250,000	252,868
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 5.00%, 7/1/2026	1,000,000	1,029,280
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 5.125% (Johns Hopkins Hospital)/(Original Issue Yield: 5.17%), 11/15/2034	500,000	515,600
Description	Principal Amount	Value

Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 5.25% (Frederick Memorial Hospital)/(FGIC LOC)/(Original Issue Yield: 5.40%), 7/1/2013	$500,000	$531,215
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 5.50% (MedStar Health, Inc.)/(Original Issue Yield: 5.70%), 8/15/2033	250,000	259,330
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 5.50% (Obligated Group)/(Original Issue Yield: 5.55%), 7/1/2033	500,000	512,610
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 5.60% (Obligated Group)/(Original Issue Yield: 5.75%), 1/1/2020	250,000	261,495
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 5.70% (Good Samaritan Hospital of Maryland)/ (Original Issue Yield: 5.80%), 7/1/2009	500,000	522,845
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, Sheppard Pratt (Series A), 5.25%, 7/1/2035	500,000	510,385
TOTAL HEALTH CARE		$43,157,857

HIGHER EDUCATION - 12.0%
Frederick County, MD, Revenue Bonds, 5.75% (Original Issue Yield: 5.88%), 9/1/2025	1,000,000	1,032,820
Maryland State Economic Development Corp., 5.60%, 6/1/2010	1,205,000	1,249,561
Maryland State Economic Development Corp., 6.00% (Original Issue Yield: 6.054%), 6/1/2019	1,000,000	1,044,410
Maryland State Economic Development Corp., Revenue Bonds Morgan State University Project (Series A), 6.00% (Original Issue Yield: 6.09%), 7/1/2022	500,000	533,000
Maryland State Economic Development Corp., Revenue Bonds Univesity of Maryland/Baltimore (Series A), 5.75% (Original Issue Yield: 5.88%), 10/1/2033	350,000	336,689
Maryland State Health & Higher Educational Facilities Authority, 5.125% (Johns Hopkins University)/(Original Issue Yield: 5.54%), 7/1/2020	2,000,000	2,081,980
Maryland State Health & Higher Educational Facilities Authority, 5.25% (Johns Hopkins University)/(Original Issue Yield: 5.52%), 7/1/2017	2,000,000	2,095,240
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series A), 5.50% (Loyola College in Maryland, Inc.)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.625%), 10/1/2016	1,205,000	1,238,113
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, 6.00% (Johns Hopkins University)/(United States Treasury PRF 7/1/2009 @101)/(Original Issue Yield: 6.18%), 7/1/2039	1,000,000	1,076,990
Description	Principal Amount	Value

Maryland State Health & Higher Educational Facilities Authority, (Series A), 5.375% (Loyola College in Maryland, Inc.)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.45%), 10/1/2011	$950,000	$975,612
Morgan State University, MD Academic & Aux Facilities Fees, (Series A), 5.00% (FGIC INS), 7/1/2020	300,000	312,528
St. Mary’s College, MD, Refunding Revenue Bonds Academic and Auxiliary Fee (Series A), 4.50% (AMBAC INS)/(Original Issue Yield: 4.65%), 9/1/2030	2,250,000	2,205,833
St. Mary’s College, MD, Refunding Revenue Bonds, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.30%), PRF 9/1/2007	1,000,000	1,030,350
University of Maryland, Auxiliary Facility & Tuition Refunding Revenue Bonds (Series A), 5.00%, 4/1/2009	1,000,000	1,036,680
University of Maryland, Revenue Bonds, 5.25%, 10/1/2011	1,000,000	1,052,570
University of Maryland, System Auxiliary Facilities & Tuition Revenue Bonds (Series A), 5.00% (Original Issue Yield: 5.10%), 4/1/2018	15,000	15,374
University of Maryland, System Auxiliary Facility & Tuition (Series A), 5.125% (Original Issue Yield: 5.30%), 4/1/2015	250,000	255,815
TOTAL HIGHER EDUCATION		$17,573,565

MULTIFAMILY HOUSING - 1.8%
Howard County, MD, Multifamily Revenue, Revenue Bonds (Chase Glen Project), 4.90% (Avalon Properties, Inc.), 7/1/2024	500,000	506,460
Maryland State Community Development Administration, 5.20%, 12/1/2029	2,000,000	2,047,840
Maryland State Community Development Administration, Revenue Bonds MFH (Series A), 5.30%, 5/15/2022	115,000	118,965
TOTAL MULTIFAMILY HOUSING		$2,673,265

POLLUTION - 3.6%
Anne Arundel Coutnry, MD, Pollution Control Revenue Bonds, 6.00% (Baltimore Gas & Electric Co.)/(Original Issue Yield: (6.10%), 4/1/2024	1,230,000	1,248,856
Calvert County, MD, Pollution Control, 5.55% (Baltimore Gas & Electric Co.)/(MBIA Insurance Corp. INS), 7/15/2014	2,500,000	2,509,225
Northeast MD, Waste Disposal Authority, (Hartford County Resource Recovery Facilities), 5.25% (AMBAC INS), 3/15/2014	250,000	260,533
Prince Georges County, MD, Parking Authority, Potomac Electric Project, 5.75% (Original Issue Yield: 5.851%), 3/15/2010	1,250,000	1,337,813
TOTAL POLLUTION		$5,356,427

Description	Principal Amount	Value

SINGLE FAMILY HOUSING - 1.1%
Maryland Community Development Administration - Residential Revenue, Revenue Bonds (Series E), 5.70%, 9/1/2017	$145,000	$147,497
Maryland State Community Development Administration, 5.05% (MHF INS), 4/1/2008	115,000	115,029
Maryland State Community Development Administration, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 4.999%), 4/1/2017	500,000	510,915
Maryland State Community Development Administration, (Series A), 5.60%, 3/1/2017	845,000	865,001
Prince Georges County, MD, Housing Authority SFM, (Series A), 5.55%, 12/1/2033	25,000	24,932
TOTAL SINGLE FAMILY HOUSING		$1,663,374

TRANSPORTATION - 3.3%
Baltimore County, MD, Port Facility, 6.50% (Du Pont (E.I.) de Nemours & Co.), 12/1/2010	400,000	418,240
Baltimore County, MD, Port Facility, Refunding Revenue Bonds, 6.50%, 10/1/2011	1,000,000	1,045,600
Maryland State Department of Transportation, 5.50% (Original Issue Yield: 4.59%), 2/1/2016	1,000,000	1,107,610
Maryland State Department of Transportation, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 3.95%), 5/1/2015	1,375,000	1,462,807
Maryland State Transportation Authority, (AMT-Baltimore/Washington International Airport), 5.25% (AMBAC INS), 3/1/2012	500,000	530,585
Maryland State Transportation Authority, (AMT-Baltimore/Washington International Airport-B), 5.25% (AMBAC INS), 3/1/2014	250,000	264,328
TOTAL TRANSPORTATION		$4,829,170

WATER - 1.8%
Baltimore, MD, Wastewater, Revenue Bonds (Series A), 5.125% (FGIC INS)/(Original Issue Yield: 5.36%), 7/1/2042	500,000	513,130
Baltimore, MD, Water Projects, Revenue Bonds (Series A), 5.375% (FGIC INS), 7/1/2015	775,000	841,363
Baltimore, MD, Water Projects, Revenue Bonds (Series B), 5.00%, 7/1/2022	1,290,000	1,353,300
TOTAL WATER		$2,707,793

UTILITIES - 1.4%
Baltimore, MD, Waste Water Project Revenue Bonds (Series A), 5.00%, 7/1/2033	2,000,000	2,057,520
TOTAL MARYLAND		$135,501,961

Description	Principal Amount or Shares	Value

PUERTO RICO - 4.3%
FACILITIES - 0.4%
Puerto Rico Commonwealth Infrastructure Financing Authority, (Series B), 5.00%, 7/1/2041	$250,000	$250,165
Puerto Rico Public Building Authority, Revenue Bonds (Series G), 5.25%, 7/1/2013	315,000	331,059
TOTAL FACILITIES		$581,224

GENERAL - 1.1%
Puerto Rico Public Finance Corp., (Series A), 5.375% (AMBAC INS)/(Original Issue Yield: 4.94%), 6/1/2019	1,500,000	1,652,955
GENERAL OBLIGATION - 1.1%
Commonwealth of Puerto Rico, GO UT, 6.25% (MBIA Insurance Corp. INS), 7/1/2012	1,000,000	1,129,840
Commonwealth of Puerto Rico, GO UT, (Public Improvement)/(Series A), 5.50%, 7/1/2018	500,000	538,895
TOTAL GENERAL OBLIGATION		$1,668,735

HOUSING - 1.4%
Puerto Rico HFA, Capital Funding Program, 5.00% (Original Issue Yield: 4.22%), 12/1/2018	2,000,000	2,078,620
POWER - 0.3%
Puerto Rico Electric Power Authority, (Capital Appreciation)/(Series O)/(Original Issue Yield: 7.05%), 7/1/2017	150,000	90,977
Puerto Rico Electric Power Authority, 5.00% (MBIA Insurance Corp. INS), 7/1/2019	330,000	352,516
TOTAL POWER		$443,493

TOTAL PUERTO RICO		$6,425,027

WISCONSIN - 1.5%
SPECIAL PURPOSE - 1.5%
Badger, WI Tobacco Asset Securitization Corp., Revenue Bonds, 7.00%, 6/1/2028	2,000,000	2,234,940
TOTAL MUNICIPAL BONDS (IDENTIFIED COST $141,856,063)		$145,768,833

4MUTUAL FUND - 0.2%
Maryland Municipal Cash Trust (AT NET ASSET VALUE)	275,068	$275,068

TOTAL INVESTMENTS - 98.9% (IDENTIFIED COST $142,131,131)		$146,043,901

OTHER ASSETS AND LIABILITIES - NET - 1.1%		$1,594,884

TOTAL NET ASSETS - 100%		$147,638,785

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Virginia Municipal Bond Fund

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

General Obligation	20.4%

Water	14.7%

Utilities	14.6%

Multifamily Housing	11.6%

Transportation	10.9%

Medical	9.1%

Development	8.9%

Airport	2.7%

General	2.4%

Facilities	1.2%

Pollution	1.0%

Higher Education	0.6%

Cash Equivalents[2]	0.6%

Other Assets and Liabilities - Net[3]	1.3%

TOTAL	100%

(1) Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

3MUNICIPAL BONDS - 98.1%
DISTRICT OF COLUMBIA - 2.7%
AIRPORT - 2.7%
Metropolitan Washington, DC Airports Authority, Revenue Bond (Series D), 5.375% (FSA INS), 10/1/2018	$245,000	$257,997
Metropolitan Washington, DC Airports Authority, Revenue Bond (Series D), 5.375% (FSA INS), 10/1/2019	335,000	352,387
TOTAL AIRPORT		$610,384

TOTAL DISTRICT OF COLUMBIA		$610,384

PUERTO RICO - 8.1%
GENERAL - 1.2%
Puerto Rico Public Finance Corp., Revenue Bonds (Series A), 5.00% (United States Treasury and United States Government PRF 8/1/2011 @ 100) (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.15%), 8/1/2031	250,000	264,505
Description	Principal Amount	Value

GENERAL OBLIGATION - 1.0%
Commonwealth of Puerto Rico, GO UT, (Series A), 5.00% (Original Issue Yield: 5.02%), 7/1/2033	$215,000	$216,920
FACILITIES - 1.2%
Puerto Rico Highway and Transportation Authority, Revenue Bonds (Series W), 5.50% (Original Issue Yield: 5.62%), 7/1/2013	250,000	268,338
TRANSPORTATION - 4.7%
Puerto Rico Public Building Authority, Revenue Bonds (Series G), 5.25%, 7/1/2013	1,000,000	1,050,980
TOTAL PUERTO RICO		$1,800,743

VIRGINIA - 87.3%
DEVELOPMENT - 8.9%
Alexandria, VA, IDA, Revenue Bond, 5.00% (Episcopal High School), 1/1/2029	250,000	256,890
Chesterfield County, VA, IDA, Revenue Bond, 4.75% (Original Issue Yield: 4.90%), 11/1/2016	50,000	51,375
Description	Principal Amount	Value

Frederick County, VA, IDA, Revenue Bond, 5.00% (AMBAC INS), 12/1/2014	$705,000	$747,808
Fredericksburg VA, IDA, Revenue Bond, 5.35% (Mary Washington College)/(Original Issue Yield: 5.48%), 4/1/2029	250,000	254,445
Montgomery County, VA, IDA, Revenue Bond (Series C), 5.125% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.30%), 1/15/2019	500,000	521,190
Virginia Beach, VA, Development Authority, Social Services Facility, 5.00% (AMBAC INS)/(Original Issue Yield: 5.05%), 12/1/2017	100,000	103,928
Virginia Beach, VA, Development Authority, Town Center Project Phase I (Series A), 4.25% (Original Issue Yield: 4.32%), 8/1/2013	50,000	50,689
TOTAL DEVELOPMENT		$1,986,325

GENERAL - 1.2%
[2] Virginia Beach, VA, Public Improvement (Series B), 5.00%, 5/1/2020	250,000	265,675
GENERAL OBLIGATION - 19.4%
Alexandria, VA, Public Improvements, GO UT, 5.75% (United States Treasury PRF 6/15/2010 @ 101), 6/15/2014	500,000	543,300
Arlington County, VA, Public Improvement, GO UT, 5.25% (United States Treasury PRF 2/1/2012 @ 100), 2/1/2015	350,000	375,781
Hanover County, VA, GO UT, 5.40% (Original Issue Yield: 5.55%), 7/15/2016	1,000,000	1,023,450
Loudoun County, VA, GO UT, (Series B), 5.25%, 12/1/2014	500,000	546,110
Richmond, VA, GO UT, (Series A), 5.125% (United States Government PRF 1/15/2010 @ 101) (FSA INS)/(Original Issue Yield: 5.18%), 1/15/2016	500,000	528,580
Roanoke, VA, GO UT, (Series B), 5.00% (FGIC INS), 10/1/2011	300,000	317,943
Virginia Beach, VA, GO UT, Public Improvement, 5.00% (United States Government PRF 8/1/2008 @ 101)(Original Issue Yield: 5.10%), 8/1/2017	575,000	596,844
Winchester, VA, Public Improvements, 5.625% (State and Local Government PRF 6/1/2010 @ 101)(State Aid Withholding INS)/(Original Issue Yield: 5.67%), 6/1/2018	350,000	379,127
TOTAL GENERAL OBLIGATION		$4,311,135

HIGHER EDUCATION - 0.6%
Henrico County, VA, IDA, Revenue Bond, 5.10% (The Collegiate School)/(Original Issue Yield: 5.15%), 10/15/2029	120,000	122,569
MEDICAL - 9.1%
Albemarle County, VA, IDA, Martha Jefferson Hospital Revenue Bonds, 5.25% (Obligated Group), 10/1/2015	650,000	683,949
Fairfax County, VA, IDA, Refunding Revenue Bonds, 5.25% (Inova Health System)/ (Original Issue Yield: 5.35%), 8/15/2019	650,000	693,303
Description	Principal Amount	Value

Fairfax County, VA, IDA, Revenue Bond, 5.00% (Inova Health System)/(Original Issue Yield: 5.35%), 8/15/2023	$230,000	$240,177
Fairfax County, VA, IDA, Revenue Bonds, 5.00% (Inova Health System)/(FSA INS)/(Original Issue Yield: 5.30%), 8/15/2013	100,000	105,556
Henrico County, VA, EDA, Bon Secours Health System, Inc Revenue Bond (Series A), 5.60% (Obligated Group)/(Original Issue Yield: 5.70%), 11/15/2030	250,000	259,340
Virginia Beach, VA, Development Authority, 5.125% (Virginia Beach, VA General Hospital)/(AMBAC INS)/(Original Issue Yield: 5.40%), 2/15/2018	50,000	53,092
TOTAL MEDICAL		$2,035,417

MULTIFAMILY HOUSING - 11.6%
Alexandria, VA, Redevelopment and Housing Authority, Buckingham Village Apts Revenue Bonds, 5.50% (Pershing Drive Associates LP)/(Original Issue Yield: 5.526%), 1/1/2029	115,000	117,429
Arlington County, VA, IDA, Colonial Village Revenue Bond, 5.15% (AHC LP-2), 11/1/2031	500,000	508,245
Arlington County, VA, IDA, Revenue Bond, 4.85% (Arna Valley View LP), 6/1/2012	350,000	358,813
Suffolk, VA, Redevelopment & Housing Authority, Revenue Bonds (Series A), 5.60% (Hope Village Preservation)/(Federal National Mortgage Association LIQ), 2/1/2033	580,000	603,241
Virginia State Housing Development Authority Multi-Family, (Series G), 5.00%, 11/1/2013	300,000	304,806
Virginia State Housing Development Authority, (Rental Housing) (Series H), 5.25% (Go of Authority INS), 11/1/2010	80,000	82,332
Virginia State Housing Development Authority, (Rental Housing) (Series L), 5.35% (HUD Section 236 LIQ)/(Original Issue Yield: 5.375%), 2/1/2009	100,000	101,700
Virginia State Housing Development Authority, Rental Housing (Series N), 5.125% (Go of Authority INS), 1/1/2015	500,000	512,950
TOTAL MULTIFAMILY HOUSING		$2,589,516

POLLUTION - 1.0%
Chesterfield County, VA, IDA, Revenue Bond, 5.875% (Virginia Electric & Power Co.), 6/1/2017	200,000	215,154
TRANSPORTATION - 6.2%
Richmond, VA, Metropolitan Authority, Refunding Revenue Bonds, 5.25% (FGIC LOC)/(Original Issue Yield: 5.02%), 7/15/2017	200,000	215,200
Virginia Commonwealth Transportation Board, Revenue Bonds, 5.00%, 9/28/2015	1,000,000	1,067,670
Virginia Port Authority, Revenue Bonds, 5.90% (Called in full 7/1/2006 @ 101) (Original Issue Yield: 5.925%), 7/1/2016	100,000	101,352
TOTAL TRANSPORTATION		$1,384,222

Description	Principal Amount	Value

UTILITIES - 14.6%
Prince William County, VA, Service Authority Water & Sewer System, Revenue Bonds, 5.50% (FGIC INS)/(Original Issue Yield: 5.65%), 7/1/2019	$500,000	$531,075
Richmond, VA, Public Utility, Revenue Bonds (Series A), 5.25% (Original Issue Yield: 5.27%), 1/15/2018	1,000,000	1,025,010
Southeastern Public Service Authority, VA, Refunding Revenue Bonds, 5.00% (AMBAC LOC)/(Original Issue Yield: 5.07%), 7/1/2015	1,000,000	1,059,630
Upper Occoquan Sewage Authority, VA, Revenue Bonds (Series A), 5.15% (MBIA Insurance Corp. INS), 7/1/2020	575,000	622,300
TOTAL UTILITIES		$3,238,015

WATER - 14.7%
Fairfax County, VA, Water Authority, Refunding Revenue Bonds, 6.00% (Original Issue Yield: 6.281%), 4/1/2022	630,000	654,746
Fairfax County, VA, Water Authority, Revenue Bond, 5.00% (Original Issue Yield: 5.20%), 4/1/2016	140,000	144,278
Fairfax County, VA, Water Authority, Revenue Bond, 5.80% ( Escrowed in U.S. Treasuries COL)/(Original Issue Yield: 5.85%), 1/1/2016	770,000	832,570
Description	Principal Amount or Shares	Value

Fairfax County, VA, Water Authority, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.22%), 4/1/2021	$100,000	$107,706
Norfolk, VA, Water Revenue, Revenue Bonds, 5.75% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.95%), 11/1/2012	500,000	510,770
Norfolk, VA, Water Revenue, Revenue Bonds, 5.875% (MBIA Insurance Corp. INS)/(Original Issue Yield: 6.10%), 11/1/2015	500,000	510,825
Virginia Beach, VA, Development Authority Residential Care Facilities, (Westminster Canterbury), 5.375% (Original Issue Yield: 5.42%), 11/1/2032	500,000	506,120
TOTAL WATER		$3,267,015

TOTAL VIRGINIA		$19,415,043

TOTAL MUNICIPAL BONDS (IDENTIFIED COST $21,272,482)		$21,826,170

4MUTUAL FUND - 0.6%
Virginia Municipal Cash Trust (AT NET ASSET VALUE)	143,216	$143,216

TOTAL MUNICIPAL INVESTMENTS - 98.7% (IDENTIFIED COST $21,415,698)		$21,969,386

OTHER ASSETS AND LIABILITIES - NET - 1.3%		$281,039

TOTAL NET ASSETS - 100%		$22,250,425

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Intermediate-Term Bond Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

Mortgage Backed Securities	31.4%

Corporate Bonds	27.6%

Collateralized Mortgage Obligations	15.3%

Government Agencies	13.8%

U.S. Treasury	8.1%

Notes Variable	0.7%

Commercial Paper	0.1%

Cash Equivalents[1]	2.4%

Other Assets and Liabilities - Net[2]	0.6%

TOTAL	100%

(1) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreement.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.3%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 11.2%
(Series 2672), Class GM, 4.00%, 3/15/2017	$137,209	$136,803
(Series 2628C), Class QH, 4.00%, 12/15/2021	1,075,474	1,059,541
(Series R001), Class AE, 4.375%, 4/15/2015	5,695,653	5,512,131
(Series 2872C), Class GB, 5.00%, 5/15/2028	7,000,000	6,828,016
(Series R004), Class AL, 5.125%, 12/15/2013	4,635,991	4,551,801
(Series R003), Class AG, 5.125%, 10/15/2015	5,508,893	5,411,514
(Series 1614), Class J, 6.25%, 11/15/2022	19,901	19,894
(Series 1920), Class H, 7.00%, 1/15/2012	1,014,680	1,031,928
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$24,551,628

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.7%
(Series 1993-135), Class PG, 6.25%, 7/25/2008	181,734	181,865
(Series 1993-160), Class AJ, 6.50%, 4/25/2023	1,386,747	1,398,110
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$1,579,975

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.7%
(Series 0421A), Class PJ, 3.50%, 6/20/2025	1,446,380	1,419,807
Description	Principal Amount	Value

INDYMAC INDA MORTGAGE LOAN - 1.3%
(2005-AR1), Class 2A1, 5.13598%, 11/25/2035	$2,891,765	$2,830,646
STRUCTURED ADJUSTABLE RATE MORTGAGE - 1.4%
S.A.S.C., (Series 2004-9XS), 6.00%, 2/25/2035	3,139,752	3,098,224
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $34,317,030)		$33,480,280

COMMERCIAL PAPER - 0.1%
Beta Finance, Inc. CP, 4.850%, 7/24/2006 (IDENTIFIED COST $296,605)	300,000	$296,605

CORPORATE BONDS - 27.6%
AEROSPACE & DEFENSE - 0.7%
Raytheon Co., Note, 6.75%, 8/15/2007	500,000	508,381
United Technologies Corp., Unsecd. Note, 4.875%, 5/1/2015	960,000	905,668
TOTAL AEROSPACE & DEFENSE		$1,414,049

AUTOMOBILES - 0.9%
DaimlerChrysler North America Holding Corp., 6.40%, 5/15/2006	1,500,000	1,500,471
DaimlerChrysler North America Holding Corp., Note, 4.875%, 6/15/2010	500,000	482,282
TOTAL AUTOMOBILES		$1,982,753

Description	Principal Amount	Value

BANKS - 2.0%
BankBoston Capital Trust III, Company Guarantee, 5.66%, 6/15/2027	$1,000,000	$989,508
PNC Funding Corp., Sub. Note, 6.125%, 2/15/2009	1,330,000	1,357,106
Suntrust Capital III, Company Guarantee, 5.56%, 3/15/2028	1,000,000	986,725
U.S. Bank, N.A., Sub. Note, 6.30%, 7/15/2008	1,000,000	1,022,227
TOTAL BANKS		$4,355,566

CAPITAL MARKETS - 1.1%
Bear Stearns Cos., Inc., Sr. Note, 7.25%, 10/15/2006	835,000	842,622
Goldman Sachs Group, Inc., Sub. Note, 6.345%, 2/15/2034	1,000,000	966,176
Morgan Stanley, Bond, 5.80%, 4/1/2007	500,000	500,994
TOTAL CAPITAL MARKETS		$2,309,792

COMMERCIAL BANKS - 1.7%
Bank of America Corp., Sub. Note, 7.125%, 10/15/2011	800,000	863,665
KeyCorp, 2.75%, 2/27/2007	1,580,000	1,546,822
Wachovia Corp., Bond, 5.50%, 8/1/2035	1,500,000	1,342,234
TOTAL COMMERCIAL BANKS		$3,752,721

CONSUMER FINANCE - 1.4%
Capital One Bank, Note, 5.00%, 6/15/2009	2,000,000	1,973,262
Residential Capital Corp., Sr. Note, 6.50%, 4/17/2013	500,000	496,382
Residential Capital Corp., Sr. Unsecd. Note, 6.375%, 6/30/2010	500,000	498,330
Residential Capital Corp., Sr. Unsecd. Note, 6.875%, 6/30/2015	250,000	253,816
TOTAL CONSUMER FINANCE		$3,221,790

DIVERSIFIED FINANCIAL SERVICES - 3.8%
CIT Group, Inc., Bond, 5.40%, 1/30/2016	1,000,000	956,186
International Lease Finance Corp., Unsecd. Note, 5.875%, 5/1/2013	1,800,000	1,805,793
J.P. Morgan Chase & Co., Note, 7.60%, 5/1/2007	1,400,000	1,426,872
J.P. Morgan Chase & Co., Unsecd. Note, 5.91%, 9/30/2034	2,000,000	2,020,279
National Rural Utilities Cooperative Finance Corp., Note, Series MTNC, 6.50%, 3/1/2007	1,000,000	1,009,642
Textron Financial Corp., Note, 5.125%, 2/3/2011	1,000,000	980,007
TOTAL DIVERSIFIED FINANCIAL SERVICES		$8,198,779

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
SBC Communications, Inc., 4.95063%, 11/14/2008	675,000	676,901
Description	Principal Amount	Value

SBC Communications, Inc., 6.15%, 9/15/2034	$250,000	$234,703
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$911,604

ELECTRIC UTILITIES - 3.3%
Columbus Southern Power, Note, 6.51%, 2/1/2008	1,250,000	1,276,797
Florida Power & Light Co., 1st Mtg. Bond, 4.95%, 6/1/2035	1,000,000	838,479
Niagara Mohawk Power Corp., 1st Mtg. Bond, 7.75%, 5/15/2006	1,000,000	1,000,866
PPL Energy Supply LLC, Note, Series A, 6.40%, 11/1/2011	1,000,000	1,031,321
Progress Energy Carolinas, Inc., 1st Mtg. Note, 5.125%, 9/15/2013	2,000,000	1,921,153
Progress Energy, Inc., 6.85%, 4/15/2012	1,000,000	1,048,629
TOTAL ELECTRIC UTILITIES		$7,117,245

ENERGY EQUIPMENT & SERVICES - 0.5%
National-Oilwell, Inc., Note, 5.65%, 11/15/2012	1,000,000	986,584
FINANCE - COMMERCIAL - 0.4%
Caterpillar Financial Services Corp., Note, Series F, 3.10%, 5/15/2007	800,000	783,068
FOOD PRODUCTS - 0.7%
Kraft Foods, Inc., Note, 4.125%, 11/12/2009	1,500,000	1,434,571
GAS UTILITIES - 0.3%
Consolidated Natural Gas Co., Sr. Note, Series B, 5.375%, 11/1/2006	730,000	729,765
IT SERVICES - 0.5%
Iron Mountain, Inc., Company Guarantee, 6.625%, 1/1/2016	1,250,000	1,187,500
MEDIA - 2.4%
Cox Communications, Inc., 7.75%, 8/15/2006	1,515,000	1,524,533
Time Warner, Inc., Sr. Note, 8.375%, 7/15/2033	1,000,000	1,143,992
[2] Viacom, Inc., Sr. Note, 5.75%, 4/30/2011	500,000	497,083
Walt Disney Co., Note, Series MTN, 5.50%, 12/29/2006	2,000,000	2,003,174
TOTAL MEDIA		$5,168,782

MULTI-UTILITIES - 1.2%
CenterPoint Energy, Inc., Sr. Note, Series B, 6.85%, 6/1/2015	1,250,000	1,302,262
CenterPoint Energy, Inc., Sr. Note, Series B, 7.25%, 9/1/2010	500,000	528,375
DTE Energy Co., Sr. Note, 6.45%, 6/1/2006	500,000	500,486
Xcel Energy, Inc., Sr. Note, 3.40%, 7/1/2008	400,000	382,725
TOTAL MULTI-UTILITIES		$2,713,848

Description	Principal Amount	Value

OIL, GAS & CONSUMABLE FUELS - 2.9%
Amerada-Hess Corp., 7.875%, 10/1/2029	$1,250,000	$1,435,918
Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	1,200,000	1,203,000
ChevronTexaco Corp., Note, 3.50%, 9/17/2007	990,000	968,387
Kaneb Pipeline Partners LP, Sr. Note, 5.875%, 6/1/2013	1,250,000	1,238,326
Valero Energy Corp., 6.875%, 4/15/2012	1,500,000	1,575,204
TOTAL OIL, GAS & CONSUMABLE FUELS		$6,420,835

OIL EXPLORATION & PRODUCTION - 0.4%
Pemex Project Funding Master, Company Guarantee, Series WI, 8.85%, 9/15/2007	750,000	780,375
REAL ESTATE - 0.8%
iStar Financial, Inc., 6.00%, 12/15/2010	1,135,000	1,145,446
Simon Property Group, Inc., 5.375%, 6/1/2011	500,000	493,649
TOTAL REAL ESTATE		$1,639,095

ROAD & RAIL - 0.2%
Union Pacific Corp., Note, 3.875%, 2/15/2009	500,000	479,975
SOFTWARE - 0.6%
[2] Oracle Corp. & Ozark Holding, Inc., Bond, 5.25%, 1/15/2016	1,500,000	1,421,314
UTILITIES - 0.4%
Pacific Gas & Electric Co., 6.05%, 3/1/2034	1,000,000	959,421
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
American Tower Systems Corp., Sr. Note, 7.125%, 10/15/2012	1,000,000	1,022,500
Nextel Communications, Inc., Sr. Note, Series F, 5.95%, 3/15/2014	1,250,000	1,229,412
TOTAL WIRELESS TELECOMMUNICATION SERVICES		$2,251,912

TOTAL CORPORATE BONDS (IDENTIFIED COST $62,257,654)		$60,221,344

GOVERNMENT AGENCIES - 13.8%
FEDERAL HOME LOAN BANK SYSTEM - 4.1%
Bond, 4.00%, 6/13/2007	3,000,000	2,963,956
Bond, 4.625%, 2/18/2011	6,000,000	5,852,976
TOTAL FEDERAL HOME LOAN BANK SYSTEM		$8,816,932

FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.3%
4.00%, 9/15/2019	1,372,413	1,359,220
Note, 3.25%, 3/14/2008	1,500,000	1,449,519
Note, 3.875%, 6/15/2008	3,000,000	2,927,310
Note, 5.125%, 7/15/2012	11,000,000	10,930,814
Description	Principal Amount	Value

Note, (Series MTN), 2.85%, 6/3/2008	$1,500,000	$1,432,929
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$18,099,792

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.4%
Note, 6.00%, 5/15/2008	1,190,000	1,210,430
Note, 3.25%, 12/21/2006	1,000,000	988,729
Note, 3.375%, 5/15/2007	920,000	904,060
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$3,103,219

TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $31,190,705)		$30,019,943

MORTGAGE BACKED SECURITIES - 31.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.6%
Pool 2672-WA, 4.00%, 9/15/2010	1,238,128	1,195,030
Pool G11311, 5.00%, 10/1/2017	1,157,529	1,131,051
Pool E92817, 5.00%, 12/1/2017	1,283,570	1,253,005
Pool E76204, 5.50%, 4/1/2014	6,073	6,048
Pool E83022, 6.00%, 4/1/2016	223,953	226,969
Pool A18401, 6.00%, 2/1/2034	343,000	342,614
Pool G01831, 6.00%, 5/1/2035	2,424,257	2,421,530
Pool G10399, 6.50%, 7/1/2009	206,601	208,095
Pool C90504, 6.50%, 12/1/2021	387,065	395,121
Pool C90293, 7.50%, 9/1/2019	751,399	784,132
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$7,963,595

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 27.0%
Pool 255933, 5.50%, 10/1/2035	13,476,707	13,115,363
Pool 254227, 5.00%, 2/1/2009	378,493	374,958
Pool 838741, 5.00%, 9/1/2020	5,619,697	5,474,287
Pool 839291, 5.00%, 9/1/2020	191,567	186,610
Pool 797663, 5.00%, 9/1/2035	1,928,746	1,829,174
Pool 832483, 5.00%, 9/1/2035	11,000,000	10,432,125
Pool 839271, 5.00%, 9/1/2035	4,776,167	4,529,598
Pool 254400, 5.50%, 7/1/2009	336,401	334,425
Pool 619054, 5.50%, 2/1/2017	818,495	815,988
Pool 832365, 5.50%, 8/1/2020	5,795,683	5,756,200
Pool 745418, 5.50%, 4/1/2036	5,000,004	4,859,691
Pool 868574, 5.50%, 4/1/2036	5,000,000	4,859,688
Pool 303831, 6.00%, 4/1/2011	196,781	198,964
Pool 196701, 6.50%, 5/1/2008	56,674	57,201
Pool 50905, 6.50%, 10/1/2008	126,052	127,353
Pool 424286, 6.50%, 6/1/2013	69,391	70,924
Pool 561915, 6.50%, 11/1/2030	33,043	33,739
Pool 725418, 6.50%, 5/1/2034	4,913,383	5,013,801
Description	Principal Amount	Value

Pool 313224, 7.00%, 12/1/2011	$195,333	$201,126
Pool 254240, 7.00%, 3/1/2032	495,478	509,909
Pool 526062, 7.50%, 12/1/2029	110,682	115,379
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$58,896,503

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.8%
Pool 780825, 6.50%, 7/15/2028	581,807	602,279
Pool 2701, 6.50%, 1/20/2029	509,069	524,436
Pool 2616, 7.00%, 7/20/2028	284,345	294,990
Pool 426727, 7.00%, 2/15/2029	42,839	44,550
Pool 781231, 7.00%, 12/15/2030	253,601	264,125
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$1,730,380

TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $69,558,704)		$68,590,478

NOTES - VARIABLE - 0.7%
COMMERCIAL BANKS - 0.5%
Key Bank, N.A., 5.450%, 3/3/2016	1,000,000	966,714
CONSUMER FINANCE - 0.2%
Ford Motor Credit Co., 9.473%, 7/15/2006	500,000	503,025
TOTAL NOTES - VARIABLE (IDENTIFIED COST $1,499,763)		$1,469,739

U.S. TREASURY - 8.1%
U.S. TREASURY BONDS - 0.9%
5.250%, 11/15/2028	500,000	496,875
10.625%, 8/15/2015	1,000,000	1,407,031
TOTAL U.S. TREASURY BONDS		$1,903,906

U.S. TREASURY NOTES - 7.2%
3.500%, 2/15/2010	1,300,000	1,237,437
4.000%, 3/15/2010	3,740,000	3,623,709
4.000%, 4/15/2010	1,000,000	968,125
4.000%, 2/15/2015	121,000	112,171
4.125%, 5/15/2015	975,000	910,559
Description	Principal Amount or Shares	Value

4.250%, 11/15/2014	$125,000	$118,223
4.250%, 8/15/2015	2,440,000	2,294,918
4.500%, 11/15/2015	10,000	9,575
4.750%, 11/15/2008	80,000	79,775
4.750%, 5/15/2014	1,130,000	1,109,342
6.125%, 8/15/2007	320,000	324,900
6.625%, 5/15/2007	175,000	178,035
U.S. Treasury Inflation Protected Note, 1.625% 1/15/2015	520,270	490,436
U.S. Treasury Inflation Protected Note, 3.000% 7/15/2012	640,923	668,263
U.S. Treasury Inflation Protected Note, (Series A-2011), 3.500% 1/15/2011	2,283,160	2,417,296
U.S. Treasury Inflation Protected Note, (Series A-2012), 3.375% 1/15/2012	1,115,593	1,183,400
TOTAL U.S. TREASURY NOTES		$15,726,164

TOTAL U.S. TREASURY (IDENTIFIED COST $17,987,047)		$17,630,070

MUTUAL FUND - 0.0%
SSGA Money Market Fund (AT NET ASSET VALUE)	50	$50

REPURCHASE AGREEMENT - 2.4%
Interest in $5,360,853 repurchase agreement 4.780%, dated 4/28/2006 under which Credit Suisse First Boston LLC, will repurchase a U.S. Government security with a maturity of 3/8/2012 for $5,362,988 on 5/1/2006. The market value of the underlying security at the end of the period was $5,431,453 (AT COST)	$5,360,853	$5,360,853

TOTAL INVESTMENTS - 99.4% (IDENTIFIED COST $222,468,411)		$217,069,362

OTHER ASSETS AND LIABILITIES - NET - 0.6%		$1,235,284

TOTAL NET ASSETS - 100%		$218,304,646

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Income Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

Corporate Bonds	48.0%

Mortgage Backed Securities	20.3%

Collateralized Mortgage Obligations	18.4%

U.S. Treasury	6.2%

Government Agencies	2.3%

Asset Backed Securities	1.3%

Cash Equivalents[1]	2.6%

Other Assets and Liabilities - Net[2]	0.9%

TOTAL	100.0%

(1) Cash Equivalents includes investments in money market mutual funds and any investments in overnight repurchase agreements.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

ASSET-BACKED SECURITIES - 1.3%
L.A. Arena Funding LLC, Class A, 7.656%, 12/15/2021 (IDENTIFIED COST $1,787,556)	$1,787,556	$1,866,079

COLLATERALIZED MORTGAGE OBLIGATIONS - 18.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.5%
(Series R004), Class AL, 5.125%, 12/15/2013	8,502,407	8,348,003
(Series 2631), Class LA, 4.00%, 6/15/2011	312,652	309,837
(Series 2707), Class PW, 4.00%, 7/15/2014	1,207,407	1,186,763
(Series 2672), Class GM, 4.00%, 3/15/2017	274,418	273,606
(Series 1614), Class J, 6.25%, 11/15/2022	19,901	19,894
(Series 2292), Class QT, 6.50%, 5/15/2030	801,874	804,842
(Series 1920), Class H, 7.00%, 1/15/2012	1,014,680	1,031,928
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$11,974,873

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.1%
(Series 0530B), Class BU, 5.00%, 3/25/2024	5,935,000	5,847,097
(Series 1998-23), Class C, 9.75%, 9/25/2018	25,375	27,179
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$5,874,276

WHOLE LOAN - 5.8%
Bank of America Mortgage Securities 2003-2, Class 2A1, 3.566%, 2/25/2034	1,765,877	1,706,153
Indymac INDA Mortgage Loan Trust 2005-AR1, Class 2A1, 5.136%, 11/25/2035	2,891,765	2,830,646
Description	Principal Amount	Value

Morgan Stanley Mortgage Loan Trust (Series 2004-1), Class 1A8, Class 1A8, 4.75%, 11/25/2018	$1,471,779	$1,432,316
Structured Asset Securities Corp. (Series 2005-1 Class 6A1), 6.00%, 2/25/2035	2,354,814	2,323,668
TOTAL WHOLE LOAN		$8,292,783

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $26,844,096)		$26,141,932

CORPORATE BONDS - 48.0%
AEROSPACE & DEFENSE - 0.6%
United Technologies Corp., Unsecd. Note, 4.875%, 5/1/2015	960,000	905,668

AUTOMOBILES - 1.8%
DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	1,000,000	1,013,035
DaimlerChrysler North America Holding Corp., Note, 4.875%, 6/15/2010	500,000	482,282
DaimlerChrysler North America Holding Corp., (Series MTND), 5.36%, 9/10/2007	1,000,000	1,003,470
TOTAL AUTOMOBILES		$2,498,787

BANKS - 6.6%
[2] Bank of New York Institutional Capital Trust, Company Guarantee, 7.78%, 12/1/2026	1,500,000	1,576,765
BankBoston Capital Trust III, Company Guarantee, 5.66%, 6/15/2027	900,000	890,557
Description	Principal Amount	Value

First Tennessee Bank, N.A., Sub. Note, 5.75%, 12/1/2008	$250,000	$252,895
Keycorp Capital Trust VII, Unsecd. Note, 5.70%, 6/15/2035	1,000,000	883,134
Mellon Capital I, Company Guarantee, (Series A), 7.72%, 12/1/2026	2,500,000	2,627,260
PNC Funding Corp., 5.75%, 8/1/2006	500,000	500,676
SouthTrust Bank, Sub. Note, 6.125%, 1/9/2028	1,000,000	1,008,223
Suntrust Capital I, Company Guarantee, (Series A), 5.41875%, 5/15/2027	1,700,000	1,682,336
TOTAL BANKS		$9,421,846

CAPITAL MARKETS - 3.0%
Goldman Sachs Group, Inc., Note, 5.25%, 10/15/2013	1,000,000	964,208
Goldman Sachs Group, Inc., Sub. Note, 6.345%, 2/15/2034	1,175,000	1,135,257
Lehman Brothers Holdings, Inc., 7.875%, 11/1/2009	100,000	107,706
Lehman Brothers Holdings, Inc., Note, 3.60%, 3/13/2009	250,000	238,885
Lehman Brothers Holdings, Inc., Note, 7.00%, 2/1/2008	507,000	521,599
Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007	300,000	309,945
Morgan Stanley, Note, 4.00%, 1/15/2010	1,000,000	952,062
TOTAL CAPITAL MARKETS		$4,229,662

COMMERCIAL BANKS - 2.4%
Bank of America Corp., Sub. Note, 7.125%, 10/15/2011	200,000	215,916
Wachovia Corp., Bond, 5.50%, 8/1/2035	1,500,000	1,342,234
Washington Mutual, Inc., Note, 4.00%, 1/15/2009	1,000,000	966,606
Wells Fargo & Co., Note, 3.12%, 8/15/2008	1,000,000	954,524
TOTAL COMMERCIAL BANKS		$3,479,280

CONSUMER FINANCE - 3.0%
Ford Motor Credit Co., Sr. Note, 5.80%, 1/12/2009	200,000	182,134
Ford Motor Credit Co., NT, 9.472%, 7/17/2006	500,000	503,025
MBNA Capital I, Company Guarantee, (Series A), 8.278%, 12/1/2026	1,000,000	1,056,665
Residential Capital Corp., Sr. Note, 6.50%, 4/17/2013	500,000	496,382
Residential Capital Corp., Sr. Unsecd. Note, 6.375%, 6/30/2010	500,000	498,330
Residential Capital Corp., Sr. Unsecd. Note, 6.875%, 6/30/2015	1,000,000	1,015,263
Student Loan Marketing Association, 4.50%, 7/26/2010	500,000	480,518
TOTAL CONSUMER FINANCE		$4,232,317

Description	Principal Amount	Value

DIVERSIFIED FINANCIAL SERVICES - 3.6%
CIT Group, Inc., Bond, 5.40%, 1/30/2016	$1,000,000	$956,186
CIT Group, Inc., Sr. Note, 5.00%, 2/13/2014	450,000	423,662
General Electric Capital Corp., 6.00%, 6/15/2012	500,000	512,154
International Lease Finance Corp., Unsecd. Note, 5.875%, 5/1/2013	1,150,000	1,153,701
J.P. Morgan Chase & Co., Sub. Note, 6.75%, 8/15/2008	250,000	258,385
J.P. Morgan Chase & Co., Unsecd. Note, 5.91%, 9/30/2034	1,750,000	1,767,744
TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,071,832

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
SBC Communications, Inc., 6.15%, 9/15/2034	250,000	234,703
ELECTRIC UTILITIES - 3.4%
American Electric Power Co., Inc., Sr. Note, (Series C), 5.375%, 3/15/2010	250,000	248,056
Florida Power & Light Co., 1st Mtg. Bond, 4.95%, 6/1/2035	1,000,000	838,479
PPL Energy Supply LLC, Note, (Series A), 6.40%, 11/1/2011	1,000,000	1,031,321
Progress Energy, Inc., 6.85%, 4/15/2012	1,000,000	1,048,629
Progress Energy, Inc., 7.75%, 3/1/2031	1,500,000	1,711,790
TOTAL ELECTRIC UTILITIES		$4,878,275

ENERGY EQUIPMENT & SERVICES - 1.4%
National-Oilwell, Inc., Note, 5.65%, 11/15/2012	2,000,000	1,973,167
FINANCE - COMMERCIAL - 0.2%
Caterpillar Financial Services Corp., Note, (Series F), 4.84%, 8/20/2007	250,000	250,166
FOOD PRODUCTS - 1.4%
Archer-Daniels-Midland Co., 5.935%, 10/1/2032	1,000,000	964,094
Kraft Foods, Inc., Note, 4.125%, 11/12/2009	1,100,000	1,052,019
TOTAL FOOD PRODUCTS		$2,016,113

HOTELS RESTAURANTS & LEISURE - 0.8%
Yum! Brands, Inc., Sr. Note, 7.70%, 7/1/2012	1,000,000	1,084,224
INDUSTRIAL CONGLOMERATES - 0.7%
Textron Financial Corp., Note, 5.125%, 2/3/2011	1,000,000	980,007
IT SERVICES - 0.8%
Iron Mountain, Inc., Company Guarantee, 6.625%, 1/1/2016	1,250,000	1,187,500
INSURANCE - 2.2%
[2] American International Group, Inc., Note, 5.05%, 10/1/2015	1,000,000	939,356
Description	Principal Amount	Value

[2] Asif Global Financing, (Series 144A), 4.90%, 1/17/2013	$1,175,000	$1,123,106
Hartford Financial Services Group, Inc., Sr. Note, 2.375%, 6/1/2006	1,000,000	997,884
TOTAL INSURANCE		$3,060,346

MEDIA - 3.0%
Clear Channel Communications, Inc., 6.00%, 11/1/2006	1,250,000	1,253,056
Comcast Corp., Note, 6.20%, 11/15/2008	200,000	203,730
Time Warner, Inc., Sr. Note, 8.375%, 7/15/2033	1,000,000	1,143,992
[2] Viacom, Inc., Sr. Note, 5.75%, 4/30/2011	500,000	497,083
Walt Disney Co., Note, (Series MTN), 5.50%, 12/29/2006	1,150,000	1,151,825
TOTAL MEDIA		$4,249,686

MULTI-UTILITIES - 1.8%
CenterPoint Energy, Inc., Sr. Note, (Series B), 6.85%, 6/1/2015	1,250,000	1,302,262
Xcel Energy, Inc., Sr. Note, 3.40%, 7/1/2008	1,300,000	1,243,857
TOTAL MULTI-UTILITIES		$2,546,119

OIL, GAS & CONSUMABLE FUELS - 5.1%
Amerada-Hess Corp., 7.875%, 10/1/2029	1,000,000	1,148,734
Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	1,200,000	1,203,000
Devon Financing Corp., 7.875%, 9/30/2031	1,000,000	1,180,086
Kaneb Pipeline Partners LP, Sr. Note, 5.875%, 6/1/2013	1,250,000	1,238,325
[2] Kinder Morgan Finance, Company Guarantee, 5.70%, 1/5/2016	1,000,000	968,197
Valero Energy Corp., 6.875%, 4/15/2012	1,500,000	1,575,204
TOTAL OIL, GAS & CONSUMABLE FUELS		$7,313,546

OIL EXPLORATION & PRODUCTION - 0.7%
Pemex Project Funding Master, 5.75%, 12/15/2015	1,000,000	948,750
REAL ESTATE - 2.3%
Boston Properties, Inc., Sr. Note, 5.00%, 6/1/2015	650,000	603,816
Simon Property Group, Inc., 5.375%, 6/1/2011	500,000	493,649
iStar Financial, Inc., 5.875%, 3/15/2016	1,000,000	969,713
iStar Financial, Inc., 6.00%, 12/15/2010	1,135,000	1,145,446
TOTAL REAL ESTATE		$3,212,624

ROAD & RAIL - 0.3%
Union Pacific Corp., Note, 3.875%, 2/15/2009	500,000	479,975
TELECOM SERVICES - 0.1%
BellSouth Telecommunications, Inc., Deb., 5.875%, 1/15/2009	200,000	201,826
Description	Principal Amount	Value

UTILITIES - 0.7%
Pacific Gas & Electric Co., 6.05%, 3/1/2034	$1,000,000	$959,421
WIRELESS TELECOMMUNICATION SERVICES - 1.9%
American Tower Systems Corp., Sr. Note, 7.125%, 10/15/2012	1,500,000	1,533,750
Nextel Communications, Inc., Sr. Note, (Series F), 5.95%, 3/15/2014	1,250,000	1,229,413
TOTAL WIRELESS TELECOMMUNICATION SERVICES		$2,763,163

TOTAL CORPORATE BONDS (IDENTIFIED COST $70,057,103)		$68,179,003

GOVERNMENT AGENCIES - 2.3%
FEDERAL HOME LOAN BANK SYSTEM - 0.3%
Bond, 4.00%, 1/19/2007	200,000	198,388
Bond, 5.20%, 4/30/2014	250,000	240,804
TOTAL FEDERAL HOME LOAN BANK SYSTEM		$439,192

FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.6%
Sub. Note, 5.875%, 3/21/2011	500,000	509,666
Sub. Note, 6.25%, 3/5/2012	400,000	402,444
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$912,110

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.4%
Note, 5.50%, 3/15/2011	500,000	505,751
Note, 6.625%, 11/15/2010	1,000,000	1,056,636
Note, 7.125%, 3/15/2007	400,000	406,804
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$1,969,191

TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $3,258,626)		$3,320,493

MORTGAGE BACKED SECURITIES - 20.3%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.5%
4.50%, 10/1/2033	394,740	363,753
Pool B17616, 5.50%, 1/1/2020	802,604	796,032
Pool C01272, 6.00%, 12/1/2031	514,325	515,675
Pool C79603, 6.00%, 2/1/2033	179,914	179,824
Pool E00560, 6.00%, 7/1/2013	343,676	347,768
Pool G01831, 6.00%, 5/1/2035	1,363,645	1,362,110
Pool C00478, 8.50%, 9/1/2026	67,294	71,792
Pool 170027, 14.75%, 3/1/2010	2,444	2,620
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$3,639,574

Description	Principal Amount	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 16.6%
Pool 254759, 4.50%, 6/1/2018	$1,270,021	$1,217,791
Pool 695818, 5.00%, 4/1/2018	2,471,783	2,417,095
Pool 839291, 5.00%, 9/1/2020	3,903,184	3,802,189
Pool 878103, 5.00%, 5/1/2036	8,000,000	7,572,000
Pool C01672, 6.00%, 10/1/2033	1,462,257	1,461,526
Pool 346537, 6.00%, 5/1/2011	446,698	451,654
Pool 535939, 6.00%, 5/1/2016	607,306	616,890
Pool 686398, 6.00%, 3/1/2033	760,549	759,028
Pool 688987, 6.00%, 5/1/2033	1,136,740	1,133,756
Pool 254007, 6.50%, 10/1/2031	222,263	226,875
Pool 398162, 6.50%, 1/1/2028	88,188	90,294
Pool 398938, 6.50%, 10/1/2027	78,121	79,815
Pool 402255, 6.50%, 12/1/2027	24,900	25,464
Pool 638023, 6.50%, 4/1/2032	562,609	574,283
Pool 642345, 6.50%, 5/1/2032	544,917	556,224
Pool 651292, 6.50%, 7/1/2032	974,892	994,817
Pool 653729, 6.50%, 8/1/2032	1,235,554	1,260,033
Pool 329794, 7.00%, 2/1/2026	173,950	179,615
Pool 487065, 7.00%, 3/1/2029	92,793	95,844
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$23,515,193

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.2%
Pool 503405, 6.50%, 4/15/2029	341,681	352,850
Pool 2077, 7.00%, 9/20/2025	70,647	73,468
Pool 354765, 7.00%, 2/15/2024	290,301	302,893
Pool 354827, 7.00%, 5/15/2024	191,367	199,668
Pool 385623, 7.00%, 5/15/2024	182,029	189,924
Pool 354677, 7.50%, 10/15/2023	165,693	174,071
Pool 354713, 7.50%, 12/15/2023	75,344	79,153
Pool 360869, 7.50%, 5/15/2024	40,071	42,085
Pool 361843, 7.50%, 10/15/2024	203,619	213,914
Pool 373335, 7.50%, 5/15/2022	38,333	40,259
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$1,668,285

TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $29,240,372)		$28,823,052

Description	Principal Amount or Shares	Value

U.S. TREASURY - 6.2%
U.S. TREASURY NOTES - 6.2%
4.50%, 2/15/2016	$3,392,000	$3,245,190
U.S. Treasury Note Inflation Protected Note, 3.000%, 7/15/2012	2,210,080	2,304,354
U.S. Treasury Note Inflation Protected Note, 3.375%, 1/15/2012	2,461,690	2,611,315
U.S. Treasury Note Inflation Protected Note, 3.625%, 01/15/2008	614,920	633,656
TOTAL U.S. TREASURY (IDENTIFIED COST $8,549,675)		$8,794,515

MUTUAL FUND - 0.0%
SSGA Money Market Fund (AT NET ASSET VALUE)	120	$120
REPURCHASE AGREEMENT - 2.6%
Interest in $3,644,123 repurchase agreement 4.780%, dated 4/28/2006 under which Credit Suisse First Boston LLC, will repurchase a U.S. Government Agency security with a maturity to 3/8/2012 for $3,645,575 on 5/1/2006. The market value of the underlying security at the end of the period was $3,692,607. (AT COST)	$3,644,123	$3,644,123

TOTAL INVESTMENTS - 99.1% (IDENTIFIED COST $143,381,671)		$140,769,317

OTHER ASSETS AND LIABILITIES - NET - 0.9%		$1,045,783

TOTAL NET ASSETS - 100%		$141,815,100

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund - Conservative Growth

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

MTB Short Duration Government Bond Fund	27.6%

MTB Short-Term Corporate Bond Fund	15.3%

MTB U.S. Government Bond Fund	14.3%

MTB Intermediate-Term Bond Fund	10.2%

MTB Large Cap Stock Fund	8.2%

MTB Large Cap Value Fund	6.1%

MTB Prime Money Market Fund	6.0%

MTB International Equity Fund	5.2%

MTB Small Cap Stock Fund	5.1%

MTB Equity Income Fund	2.1%

Other Assets & Liabilities - Net[2]	(0.1)%

TOTAL	100%

(1) See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Shares	Value

4MUTUAL FUNDS - 100.1%
EQUITY FUNDS - 26.6%
MTB Equity Income Fund, Institutional I Shares	33,663	$289,504
MTB International Equity Fund, Institutional I Shares	60,029	730,555
MTB Large Cap Stock Fund, Institutional I Shares	133,512	1,146,863
MTB Large Cap Value Fund, Institutional I Shares	69,315	862,976
MTB Small Cap Stock Fund, Institutional I Shares	71,671	711,694
TOTAL EQUITY FUNDS		$3,741,592

FIXED INCOME FUNDS - 67.5%
MTB Intermediate-Term Bond Fund, Institutional I Shares	149,051	1,436,855
MTB Short Duration Government Bond Fund, Institutional I Shares	409,224	3,879,444
MTB Short-Term Corporate Bond Fund, Institutional I Shares	221,968	2,157,529
MTB U.S. Government Bond Fund, Institutional I Shares	221,298	2,013,807
TOTAL FIXED INCOME FUNDS		$9,487,635

MONEY MARKET FUND - 6.0%
MTB Prime Money Market Fund, Institutional Shares	847,019	$847,019
TOTAL INVESTMENTS - 100.1% IDENTIFIED COST $14,200,100)		$14,076,246

OTHERS ASSETS AND LIABILITIES - NET - (0.1)%		$(15,626)

TOTAL NET ASSETS - 100%		$14,060,620

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund - Moderate Growth

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

MTB Large Cap Stock Fund	19.1%

MTB International Equity Fund	10.1%

MTB Short Duration Government Bond Fund	10.1%

MTB Large Cap Growth Fund	10.0%

MTB Intermediate-Term Bond Fund	8.0%

MTB Short-Term Corporate Bond Fund	7.0%

MTB U.S. Government Bond Fund	7.0%

MTB Large Cap Value Fund	7.0%

MTB Small Cap Stock Fund	6.0%

MTB Mid Cap Stock Fund	5.0%

MTB Prime Money Market Fund	5.0%

MTB Mid Cap Growth Fund	3.0%

MTB Small Cap Growth Fund	3.0%

Other Assets and Liabilities - Net[2]	(0.3)%

TOTAL	100%

(1) See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Shares	Value

4MUTUAL FUNDS - 100.3%
EQUITY FUNDS - 63.2%
MTB International Equity Fund, Institutional I Shares	537,927	$6,546,571
MTB Large Cap Growth Fund, Institutional I Shares	781,196	6,483,928
MTB Large Cap Stock Fund, Institutional I Shares	1,436,036	12,335,550
MTB Large Cap Value Fund, Institutional I Shares	365,420	4,549,482
MTB Mid Cap Growth Fund, Institutional I Shares	117,878	1,939,087
MTB Mid Cap Stock Fund, Institutional I Shares	196,223	3,233,748
MTB Small Cap Growth Fund, Institutional I Shares	90,128	1,932,338
MTB Small Cap Stock Fund, Institutional I Shares	391,953	3,892,092
TOTAL EQUITY FUNDS		$40,912,796

FIXED INCOME FUNDS - 32.2%
MTB Intermediate-Term Bond Fund, Institutional I Shares	540,106	$5,206,621
MTB Short-Term Corporate Bond Fund, Institutional I Shares	469,199	4,560,617
MTB Short Duration Government Bond Fund, Institutional I Shares	687,254	6,515,167
MTB US Government Bond Fund, Institutional I Shares	501,154	4,560,501
TOTAL FIXED INCOME FUNDS		$20,842,906

MONEY MARKET FUND - 4.9%
MTB Prime Money Market Fund, Institutional Shares	3,171,563	3,171,563
TOTAL INVESTMENTS - 100.3% (IDENTIFIED COST $63,400,538)		$64,927,265

OTHER ASSETS AND LIABILITIES - NET - (0.3)%		$(163,448)

TOTAL NET ASSETS - 100%		$64,763,817

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund - Aggressive Growth

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

MTB Large Cap Stock Fund	24.0%

MTB International Equity Fund	18.2%

MTB Large Cap Growth Fund	18.0%

MTB Large Cap Value Fund	10.0%

MTB Small Cap Stock Fund	10.0%

MTB Mid Cap Stock Fund	6.0%

MTB Mid Cap Growth Fund	3.0%

MTB Prime Money Market Fund	3.0%

MTB Short-Term Corporate Bond Fund	3.0%

MTB Small Cap Growth Fund	3.0%

MTB U.S. Government Bond Fund	2.0%

Other Assets and Liabilities - Net[2]	(0.2)%

TOTAL	100%

(1) See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Shares	Value

4MUTUAL FUNDS - 100.2%
EQUITY FUNDS - 92.2%
MTB International Equity Fund, Institutional I Shares	453,360	$5,517,387
MTB Large Cap Growth Fund, Institutional I Shares	658,364	5,464,420
MTB Large Cap Stock Fund, Institutional I Shares	849,321	7,295,670
MTB Large Cap Value Fund, Institutional I Shares	244,419	3,043,013
MTB Mid Cap Growth Fund, Institutional I Shares	55,193	907,923
MTB Mid Cap Stock Fund, Institutional I Shares	110,253	1,816,973
MTB Small Cap Growth Fund, Institutional I Shares	42,203	904,830
MTB Small Cap Stock Fund, Institutional I Shares	305,974	3,038,324
TOTAL EQUITY FUNDS		$27,988,540

FIXED INCOME FUNDS - 5.0%
MTB Short-Term Corporate Bond Fund, Institutional I Shares	94,145	$915,092
MTB U.S. Government Bond Fund, Institutional I Shares	67,035	610,022
TOTAL FIXED INCOME FUNDS		$1,525,114

MONEY MARKET FUND - 3.0%
MTB Prime Money Market Fund, Institutional Shares	894,849	894,849
TOTAL INVESTMENTS - 100.2% (IDENTIFIED COST $28,842,166)		$30,408,503

OTHER ASSETS AND LIABILITIES - NET - (0.2)%		$(59,841)

TOTAL NET ASSETS - 100%		$30,348,662

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLES

MTB Balanced Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

Common Stocks	71.0%

Corporate Bonds	12.2%

Mortgage Backed Securities	9.6%

Collateralized Mortgage Obligations	2.2%

Government Agencies	2.0%

U.S. Treasury	0.5%

Cash Equivalents[1]	2.8%

Other Assets and Liabilities - Net[2]	(0.3)%

TOTAL	100%

At April 30, 2006, the Fund’s sector classification3 for its equity holdings was as follows:

STOCKS	Percentage of Equity Holdings

Pharmaceuticals	8.9%

Oil, Gas & Consumable Fuels	7.8%

Communications Equipment	7.3%

Software	6.0%

Computers & Peripherals	5.2%

Household Products	4.4%

Industrial Conglomerates	4.4%

Specialty Retail	4.4%

Health Care Equipment & Supplies	4.3%

Health Care Providers & Services	4.0%

Insurance	4.0%

Beverages	3.6%

Food & Staples Retailing	3.5%

Biotechnology	3.3%

Energy Equipment & Services	3.3%

Semiconductor Equipment & Products	2.7%

Machinery	2.3%

Capital Markets	1.9%

Tobacco	1.9%

Commercial Banks	1.8%

Multiline Retail	1.6%

Aerospace & Defense	1.5%

Consumer Finance	1.4%

Electrical Equipment	1.4%

Food Products	1.2%

Air Freight & Logistics	1.1%

Electronic Equipment & Instruments	1.0%

Internet Software & Services	1.0%

Textiles Apparel & Luxury Goods	1.0%

Hotels, Restaurants & Leisure	0.8%

Construction & Engineering	0.7%

Internet & Catalog Retail	0.7%

Personal Products	0.6%

Thrifts & Mortgage Finance	0.6%

Media	0.4%

TOTAL	100%

(1) Cash Equivalents includes investments in money market mutual funds and any investments in overnight repurchase agreements.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3) Sector classifications are based upon, and individual portfolio securities are assigned to the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned an index classification by the Fund’s advisor.

PORTFOLIO OF INVESTMENTS

Description		Shares	Value

COMMON STOCKS - 71.0%
	AEROSPACE & DEFENSE - 1.1%
	United Technologies Corp.	8,500	$533,885
	AIR FREIGHT & LOGISTICS - 0.8%
	United Parcel Service, Inc.	5,000	405,350
	BEVERAGES - 2.6%
	Coca-Cola Co.	10,000	419,600
	PepsiCo, Inc.	15,000	873,600
	TOTAL BEVERAGES		$1,293,200

	BIOTECHNOLOGY - 2.3%
[5]	Amgen, Inc.	14,100	954,570
[5]	Gilead Sciences, Inc.	4,000	230,000
	TOTAL BIOTECHNOLOGY		$1,184,570

	CAPITAL MARKETS - 1.4%
	Lehman Brothers Holdings, Inc.	1,500	226,725
	Morgan Stanley	7,300	469,390
	TOTAL CAPITAL MARKETS		$696,115

	COMMERCIAL BANKS - 1.3%
	Bank of America Corp.	9,000	449,280
	Zions Bancorp	2,200	182,666
	TOTAL COMMERCIAL BANKS		$631,946

	COMMUNICATIONS EQUIPMENT - 5.2%
[5]	Cisco Systems, Inc.	49,200	1,030,740
[5]	Corning, Inc.	25,000	690,750
	Motorola, Inc.	19,000	405,650
	Qualcomm, Inc.	10,000	513,400
	TOTAL COMMUNICATIONS EQUIPMENT		$2,640,540

	COMPUTERS & PERIPHERALS - 3.7%
[5]	Apple Computer, Inc.	3,000	211,170
[5]	Dell, Inc.	12,000	$314,400
[5]	EMC Corp. Mass	27,000	364,770
	IBM Corp.	9,300	765,762
[5]	Seagate Technology Holdings	7,500	199,200
	TOTAL COMPUTERS & PERIPHERALS		$1,855,302

	CONSTRUCTION & ENGINEERING - 0.5%
[5]	Foster Wheeler Ltd.	3,200	142,592
[5]	McDermott International, Inc.	2,000	121,600

	TOTAL CONSTRUCTION & ENGINEERING		$264,192

	CONSUMER FINANCE - 1.0%
	American Express Co.	3,500	188,335
	Capital One Financial Corp.	3,500	303,240
	TOTAL CONSUMER FINANCE		$491,575

	ELECTRICAL EQUIPMENT - 1.0%
	Rockwell Automation, Inc.	7,000	507,220
	ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
[5]	Jabil Circuit, Inc.	9,000	350,910
	ENERGY EQUIPMENT & SERVICES - 2.3%
	ENSCO International, Inc.	4,600	246,054
[5]	Nabors Industries Ltd.	10,000	373,300
	Schlumberger Ltd.	4,000	276,560
[5]	Weatherford International Ltd.	5,300	280,529
	TOTAL ENERGY EQUIPMENT & SERVICES		$1,176,443

	FOOD & STAPLES RETAILING - 2.5%
	Sysco Corp.	16,000	478,240
	Wal-Mart Stores, Inc.	17,000	765,510
	TOTAL FOOD & STAPLES RETAILING		$1,243,750

	FOOD PRODUCTS - 0.8%
	General Mills, Inc.	4,000	$197,360
	McCormick & Co., Inc.	6,500	226,395
	TOTAL FOOD PRODUCTS		$423,755

	HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
	Dentsply International, Inc.	2,300	137,241
[5]	Kinetic Concepts, Inc.	9,700	423,502
	Medtronic, Inc.	5,500	275,660
	Mentor Corp.	8,000	346,640
[5]	Zimmer Holdings, Inc.	6,000	377,400
	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$1,560,443

	HEALTH CARE PROVIDERS & SERVICES - 2.8%
[5]	Caremark Rx, Inc.	8,317	378,839
[5]	Cerner Corp.	4,200	166,530
[5]	Express Scripts, Inc., Class A	3,600	281,304
	Quest Diagnostic, Inc.	5,000	278,650
	UnitedHealth Group, Inc.	6,750	335,745
	TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,441,068

	HOTELS, RESTAURANTS & LEISURE - 0.6%
	Hilton Hotels Corp.	5,000	134,700
[5]	Starbucks Corp.	4,000	149,080
	TOTAL HOTELS, RESTAURANTS & LEISURE		$283,780

	HOUSEHOLD PRODUCTS - 3.1%
	Colgate-Palmolive Co.	4,000	236,480
	Procter & Gamble Co.	23,000	1,338,830
	TOTAL HOUSEHOLD PRODUCTS		$1,575,310

	INDUSTRIAL CONGLOMERATES - 3.1%
	3M Co.	5,000	427,150
	General Electric Co.	33,000	1,141,470
	TOTAL INDUSTRIAL CONGLOMERATES		$1,568,620

	INSURANCE - 2.8%
	Ambac Financial Group, Inc.	2,500	205,900
	American International Group, Inc.	11,000	717,750
	Fidelity National Financial, Inc.	6,000	251,880
	Lincoln National Corp.	4,500	261,360
	TOTAL INSURANCE		$1,436,890

	INTERNET SOFTWARE & SERVICES - 0.7%
[5]	Google Inc.	600	250,764
[5]	Yahoo, Inc.	3,500	114,730
	TOTAL INTERNET SOFTWARE & SERVICES		$365,494

	INTERNET & CATALOG RETAIL - 0.5%
[5]	eBay, Inc.	7,000	240,870
	MACHINERY - 1.6%
	Caterpillar, Inc.	5,600	$424,144
	Graco, Inc.	7,000	327,250
	Joy Global, Inc.	1,000	65,690
	TOTAL MACHINERY		$817,084

	MEDIA - 0.3%
	Time Warner, Inc.	8,000	139,200
	MULTILINE RETAIL - 1.1%
[5]	Sears Holdings Corp.	1,000	143,690
	Target Corp.	8,000	424,800
	TOTAL MULTILINE RETAIL		$568,490

	OIL, GAS & CONSUMABLE FUELS - 5.6%
	Chevron Corp.	7,000	427,140
	ConocoPhillips	4,500	301,050
	EOG Resources, Inc.	2,700	189,621
	Exxon Mobil Corp.	21,000	1,324,680
	Hugoton Royalty Trust	268	7,416
	Peabody Energy Corp.	5,800	370,388
	XTO Energy, Inc.	4,500	190,575
	TOTAL OIL, GAS & CONSUMABLE FUELS		$2,810,870

	PERSONAL PRODUCTS - 0.4%
	Estee Lauder Cos., Inc., Class A	6,000	222,720
	PHARMACEUTICALS - 6.3%
	Abbott Laboratories	7,000	299,180
	Eli Lilly & Co.	3,300	174,636
	Johnson & Johnson	14,000	820,540
	Novartis AG, ADR	7,000	402,570
	Pfizer, Inc.	40,000	1,013,200
	Roche Holding AG, ADR	2,500	192,875
	Wyeth	6,000	292,020
	TOTAL PHARMACEUTICALS		$3,195,021

	SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.9%
[5]	Advanced Micro Devices, Inc.	6,300	203,805
	Intel Corp.	22,000	439,560
	Texas Instruments, Inc.	9,600	333,216
	TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$976,581

	SOFTWARE - 4.3%
[5]	Electronic Arts, Inc.	4,000	227,200
	Microsoft Corp.	67,000	1,618,050
	SAP AG, ADR	6,000	327,780
	TOTAL SOFTWARE		$2,173,030

Description	Shares or Principal Amount	Value

SPECIALTY RETAIL - 3.1%
[5] Bed Bath & Beyond, Inc.	7,000	$268,450
Best Buy Co., Inc.	2,000	113,320
Home Depot, Inc.	20,000	798,600
Lowe’s Cos., Inc.	4,000	252,200
Staples, Inc.	5,000	132,050
TOTAL SPECIALTY RETAIL		$1,564,620

TEXTILES APPAREL & LUXURY GOODS - 0.7%
[5] Coach, Inc.	6,300	208,026
Nike, Inc., Class B	2,000	163,680
TOTAL TEXTILES APPAREL & LUXURY GOODS		$371,706

THRIFTS & MORTGAGE FINANCE - 0.4%
Federal Home Loan Mortgage Corp.	3,600	219,816
TOBACCO - 1.4%
Altria Group, Inc.	9,500	695,020
TOTAL COMMON STOCKS (IDENTIFIED COST $30,637,341)		$35,925,386

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.6%
(Series 2617), Class GW, 3.50%, 6/15/2016	$320,186	309,949
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.0%
(Series 1998-23), Class C, 9.75%, 9/25/2018	8,458	9,060
WHOLE LOAN - 1.6%
Bank of America Mortgage Securities 2003-2, Class 2A1, 3.566317%, 2/25/2034	355,716	343,686
Indymac INDA Mortgage Loan Trust 2005-AR1, Class 2A1, 5.13598%, 11/25/2035	144,588	141,532
Morgan Stanley Mortgage Loan Trust (Series 2004-1) Class 1A8, Class 1A8, 4.75%, 11/25/2018	334,427	325,526
TOTAL WHOLE LOAN		$810,744

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $1,178,230)		$1,129,753

CORPORATE BONDS - 12.2%
AUTOMOBILES - 0.8%
DaimlerChrysler North America Holding Corp., (Series MTND), 5.36%, 9/10/2007	400,000	401,388
BANKS - 2.7%
[2] Bank of New York Institutional Capital Trust, Company Guarantee, 7.78%, 12/1/2026	500,000	525,588
Mellon Capital II, Company Guarantee, (Series B), 7.995%, 1/15/2027	500,000	528,358

Description	Principal Amount	Value

BankBoston Capital Trust III, Company Guarantee, 5.66%, 6/15/2027	$170,000	$168,216
Suntrust Capital III, Company Guarantee, 5.56%, 3/15/2028	152,000	149,982
TOTAL BANKS		$1,372,144

CAPITAL MARKETS - 0.6%
Goldman Sachs Group, Inc., Sub. Note, 6.345%, 2/15/2034	125,000	120,772
Morgan Stanley, Note, 4.00%, 1/15/2010	215,000	204,693
TOTAL CAPITAL MARKETS		$325,465

DIVERSIFIED FINANCIAL SERVICES - 1.6%
Citicorp Capital I, Company Guarantee, 7.933%, 2/15/2027	250,000	264,589
Citigroup, Inc., 6.50%, 1/18/2011	300,000	312,279
J.P. Morgan Chase & Co., Unsecd. Note, 5.91%, 9/30/2034	250,000	252,535
TOTAL DIVERSIFIED FINANCIAL SERVICES		$829,403

ELECTRIC UTILITIES - 0.8%
Alabama Power Co., Sr. Note, (Series S), 5.875%, 12/1/2022	400,000	390,458
FOOD & STAPLES RETAILING - 0.5%
Sysco Corp., Sr. Note, 5.375%, 9/21/2035	300,000	271,516
FOOD PRODUCTS - 0.9%
Archer-Daniels-Midland Co., 5.935%, 10/1/2032	200,000	192,819
Kraft Foods, Inc., Note, 4.125%, 11/12/2009	250,000	239,095
TOTAL FOOD PRODUCTS		$431,914

HOTELS, RESTAURANTS & LEISURE - 0.5%
Yum! Brands, Inc., Sr. Note, 7.70%, 7/1/2012	225,000	243,950
IT SERVICES - 0.5%
Iron Mountain, Inc., Company Guarantee, 6.625%, 1/1/2016	250,000	237,500
MEDIA - 0.2%
Time Warner, Inc., Sr. Note, 8.375%, 7/15/2033	75,000	85,799
OIL, GAS & CONSUMABLE FUELS - 1.4%
Amerada-Hess Corp., 7.875%, 10/1/2029	250,000	287,184
Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	225,000	225,563
Devon Financing Corp., 7.875%, 9/30/2031	150,000	177,013
TOTAL OIL, GAS & CONSUMABLE FUELS		$689,760

UTILITY -0.2%
Pacific Gas & Electric Co., 6.05%, 3/1/2034	125,000	119,928
Description	Principal Amount	Value

WIRELESS TELECOMMUNICATION SERVICES - 1.5%
American Tower Systems Corp., Sr. Note, 7.125%, 10/15/2012	$500,000	$511,250
Nextel Communications, Inc., Sr. Note, (Series F), 5.95%, 3/15/2014	250,000	245,883
TOTAL WIRELESS TELECOMMUNICATION SERVICES		$757,133

TOTAL CORPORATE BONDS (IDENTIFIED COST $6,179,399)		$6,156,358

GOVERNMENT AGENCIES - 2.0%
FEDERAL NATIONAL MORTGAGE ASSCIATION - 2.0%
Note, 5.50%, 3/15/2011	500,000	505,751
Sub. Note, 4.00%, 9/2/2008	500,000	486,456
TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $1,009,486)		$992,207

MORTGAGE BACKED SECURITIES - 9.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.8%
Pool A15865, 5.50%, 11/1/2033	374,356	364,904
Pool A19412, 5.00%, 3/1/2034	500,358	474,839
Pool A26407, 6.00%, 9/1/2034	829,195	828,262
Pool A46082, 5.00%, 7/1/2035	750,167	710,971
Pool C00478, 8.50%, 9/1/2026	7,477	7,977
Pool E46188, 6.50%, 4/1/2008	47,910	48,256
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$2,435,209

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.6%
Pool 124221, 7.00%, 2/1/2007	4,282	4,313
Pool 527006, 7.50%, 1/1/2030	26,393	27,513
Pool 533246, 7.50%, 4/1/2030	52,187	54,434
Pool 797152, 5.00%, 11/1/2019	773,068	754,032
Pool 8245, 8.00%, 12/1/2008	18,221	18,392
Pool 868574, 5.50%, 4/1/2036	1,001,377	973,276
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$1,831,960

Description	Principal Amount or Shares	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.2%
Pool 354677, 7.50%, 10/15/2023	$149,122	$156,662
Pool 354713, 7.50%, 12/15/2023	50,160	52,697
Pool 354765, 7.00%, 2/15/2024	165,665	172,851
Pool 354827, 7.00%, 5/15/2024	114,820	119,801
Pool 385623, 7.00%, 5/15/2024	109,217	113,954
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$615,965

TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $4,955,878)		$4,883,134

U.S. TREASURY - 0.5%
U.S. TREASURY BOND - 0.2%
5.375%, 2/15/2031	123,000	124,941
U.S. TREASURY NOTES - 0.3%
4.00%, 2/15/2014	40,000	37,394
4.50%, 11/15/2015	100,000	95,750
TOTAL U.S. TREASURY NOTES		$133,144

TOTAL U.S. TREASURY (IDENTIFIED COST $272,882)		$258,085

MUTUAL FUNDS - 2.8%
[4] MTB Prime Money Market Fund, Institutional Shares	1,415,232	1,415,232
SSGA Money Market Fund	32	32
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)		$1,415,264

TOTAL INVESTMENTS - 100.3% (IDENTIFIED COST $45,648,480)		$50,760,187

OTHER ASSETS AND LIABILITIES - NET - (0.3)%		$(176,626)

TOTAL NET ASSETS - 100%		$50,583,561

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Equity Income Fund

At April 30, 2006, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets

Chemicals	9.9%

Commercial Banks	9.6%

Oil, Gas & Consumable Fuels	7.3%

Pharmaceuticals	6.0%

Paper & Forest Products	4.6%

Multi-Utilities	4.3%

Food Products	3.8%

Specialty Retail	3.8%

Industrial Conglomerates	3.7%

Diversified Telecommunication Services	3.5%

Electric Utilities	3.5%

Household Products	3.5%

Electrical Equipment	3.2%

Commercial Services & Supplies	3.0%

Leisure Equipment & Products	2.8%

Thrifts & Mortgage Finance	2.7%

Containers & Packaging	2.5%

Wireless Telecommunication Services	2.5%

Aerospace & Defense	2.1%

Semiconductor Equipment & Products	2.0%

Beverages	1.8%

Tobacco	1.6%

Air Freight & Logistics	1.4%

Capital Markets	1.4%

Media	1.4%

Multiline Retail	1.4%

Computers & Peripherals	1.1%

Household Durables	1.0%

Health Care Equipment & Supplies	0.9%

Diversified Consumer Services	0.8%

IT Services	0.8%

Textiles, Apparel & Luxury Goods	0.7%

Cash Equivalents[2]	1.3%

Other Assets & Liabilities - Net[3]	0.1%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon and individual portfolio securities are assigned to the classification of the Standard & Poor’s Global Industry Classification (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Shares	Value

COMMON STOCKS - 98.6%
AEROSPACE & DEFENSE - 2.1%
Honeywell International, Inc.	31,800	$1,351,500
AIR FREIGHT & LOGISTICS - 1.4%
United Parcel Service, Inc.	11,000	891,770
BEVERAGES - 1.8%
Molson Coors Brewing Co., Class B	15,200	1,122,672
CAPITAL MARKETS - 1.4%
Edwards (AG), Inc.	16,800	887,712
CHEMICALS - 9.9%
Chemtura Corp.	41,150	502,030
Dow Chemical Co.	29,200	1,185,812
Du Pont (E.I.) de Nemours & Co.	31,700	1,397,970
International Flavors & Fragrances, Inc.	18,400	650,072
Lyondell Chemical Co.	29,200	703,720
RPM, Inc.	24,600	452,640
Rohm & Haas Co.	14,600	738,760
Valspar Corp.	23,300	659,390
TOTAL CHEMICALS		$6,290,394

COMMERCIAL BANKS - 9.6%
Amsouth Bancorporation	27,300	790,062
Bank of America Corp.	23,200	1,158,144
Huntington Bancshares, Inc.	53,100	1,282,365
South Financial Group, Inc.	30,856	837,124
SunTrust Banks, Inc.	17,800	1,376,474
U.S. Bancorp	20,000	628,800
TOTAL COMMERCIAL BANKS		$6,072,969

COMMERCIAL SERVICES & SUPPLIES - 3.0%
Avery Dennison Corp.	14,400	900,000
Donnelley (R.R.) & Sons Co.	29,100	980,379
TOTAL COMMERCIAL SERVICES & SUPPLIES		$1,880,379

COMPUTERS & PERIPHERALS - 1.1%
Diebold, Inc.	16,800	714,840
CONTAINERS & PACKAGING - 2.5%
Bemis Co., Inc.	24,200	761,332
Packaging Corp. of America	37,300	838,504
TOTAL CONTAINERS & PACKAGING		$1,599,836

DIVERSIFIED CONSUMER SERVICES - 0.8%
ServiceMaster Co.	43,500	523,740
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.5%
BellSouth Corp.	24,700	$834,366
Citizens Communications Co., Class B	65,900	875,152
Valor Communications Group	37,600	490,680
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$2,200,198

ELECTRIC UTILITIES - 3.5%
Entergy Corp.	5,900	412,646
FPL Group, Inc.	15,000	594,000
Northeast Utilities Co.	61,600	1,241,240
TOTAL ELECTRIC UTILITIES		$2,247,886

ELECTRICAL EQUIPMENT - 3.2%
American Power Conversion Corp.	58,500	1,301,040
Hubbell, Inc., Class B	14,700	759,255
TOTAL ELECTRICAL EQUIPMENT		$2,060,295

FOOD PRODUCTS - 3.8%
ConAgra, Inc.	25,200	571,536
Heinz (H.J.) Co.	32,600	1,353,226
Hershey Foods Corp.	8,600	458,724
TOTAL FOOD PRODUCTS		$2,383,486

HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
Hillenbrand Industries, Inc.	11,200	575,232
HOUSEHOLD DURABLES - 1.0%
Newell Rubbermaid, Inc.	22,700	622,434
HOUSEHOLD PRODUCTS - 3.5%
Colgate-Palmolive Co.	16,700	987,304
Kimberly-Clark Corp.	20,600	1,205,718
TOTAL HOUSEHOLD PRODUCTS		$2,193,022

IT SERVICES - 0.8%
Sabre Group Holdings, Inc.	22,200	512,598
INDUSTRIAL CONGLOMERATES - 3.7%
3M Co.	11,300	965,359
General Electric Co.	40,000	1,383,600
TOTAL INDUSTRIAL CONGLOMERATES		$2,348,959

LEISURE EQUIPMENT & PRODUCTS - 2.8%
Hasbro, Inc.	59,500	1,172,745
Polaris Industries, Inc., Class A	12,400	593,960
TOTAL LEISURE EQUIPMENT & PRODUCTS		$1,766,705

MEDIA - 1.4%
Dow Jones & Co.	24,400	902,068
MULTI-UTILITIES - 4.3%
Ameren Corp.	5,600	$282,072
Consolidated Edison Co.	7,100	306,152
Dominion Resources, Inc.	7,400	554,038
NSTAR	22,000	608,300
NiSource, Inc.	31,200	658,632
SCANA Corp.	7,800	305,292
TOTAL MULTI-UTILITIES		$2,714,486

MULTILINE RETAIL - 1.4%
Family Dollar Stores, Inc.	36,800	920,000
OIL, GAS & CONSUMABLE FUELS - 7.3%
Chevron Corp.	25,100	1,531,602
ConocoPhillips	19,500	1,304,550
Exxon Mobil Corp.	18,700	1,179,596
Marathon Oil Corp.	8,200	650,752
TOTAL OIL, GAS & CONSUMABLE FUELS		$4,666,500

PAPER & FOREST PRODUCTS - 4.6%
Bowater, Inc.	29,900	815,373
International Paper Co.	34,100	1,239,535
MeadWestvaco Corp.	30,900	880,959
TOTAL PAPER & FOREST PRODUCTS		$2,935,867

PHARMACEUTICALS - 6.0%
Abbott Laboratories	21,100	901,814
Lilly (Eli) & Co.	23,600	1,248,912
Johnson & Johnson	9,300	545,073
Pfizer, Inc.	45,000	1,139,850
TOTAL PHARMACEUTICALS		$3,835,649

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
Analog Devices, Inc.	16,100	610,512
Linear Technology Corp.	18,100	642,550
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$1,253,062

SPECIALTY RETAIL - 3.8%
Gap (The), Inc.	56,600	$1,023,894
Limited, Inc.	27,900	715,356
Officemax, Inc.	16,900	654,030
TOTAL SPECIALTY RETAIL		$2,393,280

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
V.F. Corp.	7,500	458,925
THRIFTS & MORTGAGE FINANCE - 2.7%
New York Community Bancorp, Inc.	27,500	473,275
Washington Mutual Bank	28,300	1,275,198
TOTAL THRIFTS & MORTGAGE FINANCE		$1,748,473

TOBACCO - 1.6%
UST, Inc.	22,700	997,211
WIRELESS TELECOMMUNICATION SERVICES - 2.5%
Alltel Corp.	9,700	624,389
Vodafone Group PLC, ADR	40,000	948,000
TOTAL WIRELESS TELECOMMUNICATION SERVICES		$1,572,389

TOTAL COMMON STOCKS (IDENTIFIED COST $59,199,157)		$62,644,537

4MUTUAL FUND - 1.3%
MTB Prime Money Market Fund, Institutional Shares (AT NET ASSET VALUE)	824,764	$824,764

TOTAL INVESTMENTS - 99.9% (IDENTIFIED COST $60,023,921)		$63,469,301

OTHER ASSETS AND LIABILITIES - NET - 0.1%		$51,622

TOTAL NET ASSETS - 100%		$63,520,923

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Value Fund

At April 30, 2006, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets

Oil, Gas & Consumable Fuels	10.0%

Media	9.2%

Insurance	8.4%

Thrifts & Mortgage Finance	8.4%

Aerospace & Defense	6.7%

Tobacco	6.4%

Metals & Mining	5.9%

Software	5.6%

Diversified Financial Services	5.3%

Commercial Banks	4.7%

Diversified Telecommunication Services	3.4%

Household Products	2.6%

Commercial Services & Supplies	2.5%

Multi-Utilities	2.3%

Road & Rail	2.1%

Wireless Telecommunication Services	2.1%

Communications Equipment	2.0%

Machinery	1.8%

Paper & Forest Products	1.6%

Electronic Equipment & Instruments	1.3%

Health Care Providers & Services	1.3%

Pooled Investment Vehicle	1.0%

Food Products	0.8%

Cash Equivalents[2]	4.5%

Other Assets & Liabilities - Net[3]	0.1%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Shares	Value

COMMON STOCKS - 95.4%
AEROSPACE & DEFENSE - 6.7%
Lockheed Martin Corp.	47,405	$3,598,039
Northrop Grumman Corp.	56,500	3,779,850
Raytheon Co.	62,000	2,744,740
TOTAL AEROSPACE & DEFENSE		$10,122,629

COMMERCIAL BANKS - 4.7%
Wachovia Corp.	45,100	2,699,235
Wells Fargo & Co.	63,600	$4,368,684
TOTAL COMMERCIAL BANKS		$7,067,919

COMMERCIAL SERVICES & SUPPLIES - 2.5%
Pitney Bowes, Inc.	89,700	3,753,945
COMMUNICATIONS EQUIPMENT - 2.0%
Motorola, Inc.	141,700	3,025,295
DIVERSIFIED FINANCIAL SERVICES - 5.3%
Citigroup, Inc.	79,800	$3,986,010
J.P. Morgan Chase & Co.	87,900	3,988,902
TOTAL DIVERSIFIED FINANCIAL SERVICES		$7,974,912

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.4%
AT&T, Inc.	125,100	3,278,871
Verizon Communications	56,100	1,852,983
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$5,131,854

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
[5] Agilent Technologies, Inc.	52,440	2,014,745
FOOD PRODUCTS - 0.8%
Tyson Foods, Inc., Class A	82,300	1,201,580
HEALTH CARE PROVIDERS & SERVICES - 1.3%
Aetna, Inc.	50,400	1,940,400
HOUSEHOLD PRODUCTS - 2.6%
Kimberly-Clark Corp.	67,400	3,944,922
INSURANCE - 8.4%
AON Corp.	68,800	2,883,408
Genworth Financial, Inc., Class A	124,300	4,126,760
Hartford Financial Services Group, Inc.	33,000	3,033,690
Radian Group, Inc.	42,700	2,678,144
TOTAL INSURANCE		$12,722,002

MACHINERY - 1.8%
Ingersoll-Rand Co., Class A	62,400	2,730,000
MEDIA - 9.2%
CBS Corp. (New)	86,000	2,190,420
[5] Comcast Corp., Class A	100,500	3,098,415
[5] Liberty Media Corp., Class A	286,800	2,394,780
[5] Viacom, Inc., Class B	155,400	6,189,582
TOTAL MEDIA		$13,873,197

METALS & MINING - 5.9%
Barrick Gold Corp.	160,500	4,892,040
POSCO, ADR	19,400	1,367,118
Rio Tinto PLC, ADR	11,700	2,605,590
TOTAL METALS & MINING		$8,864,748

MULTI-UTILITIES - 2.3%
Dominion Resources, Inc.	46,000	3,444,020
OIL, GAS & CONSUMABLE FUELS - 10.0%
ConocoPhillips	44,860	$3,001,134
Kerr-McGee Corp.	65,995	6,590,261
Noble Energy, Inc.	124,000	5,577,520
TOTAL OIL, GAS & CONSUMABLE FUELS		$15,168,915

PAPER & FOREST PRODUCTS - 1.6%
International Paper Co.	67,500	2,453,625
POOLED INVESTMENT VEHICLE - 1.0%
S&P Depositary Receipts Trust	11,300	1,485,611
ROAD & RAIL - 2.1%
Union Pacific Corp.	35,300	3,219,713
SOFTWARE - 5.6%
CA, Inc.	234,600	5,949,456
Microsoft Corp.	103,700	2,504,355
TOTAL SOFTWARE		$8,453,811

THRIFTS & MORTGAGE FINANCE - 8.4%
Countrywide Financial Corp.	139,800	5,684,268
Federal National Mortgage Association	98,800	4,999,280
MGIC Investment Corp.	29,400	2,078,580
TOTAL THRIFTS & MORTGAGE FINANCE		$12,762,128

TOBACCO - 6.4%
Altria Group, Inc.	82,300	6,021,068
Loews Corp.	34,500	3,662,175
TOTAL TOBACCO		$9,683,243

WIRELESS TELECOMMUNICATION SERVICES - 2.1%
Sprint Nextel Corp.	126,000	3,124,800
TOTAL COMMON STOCKS (IDENTIFIED COST $125,373,438)		$144,164,014

MUTUAL FUNDS - 4.5%
[4] MTB Prime Money Market Fund, Institutional Shares	3,931,633	3,931,633
SSGA Money Market Fund	2,914,763	2,914,763
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)		$6,846,396

TOTAL INVESTMENTS - 99.9% (IDENTIFIED COST $132,219,834)		$151,010,410

OTHER ASSETS AND LIABILITIES - NET - 0.1%		$140,450

TOTAL NET ASSETS - 100%		$151,150,860

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Equity Index Fund

At April 30, 2006, the Fund’s sector classification1 was as follows:

STOCKS	Percentage of Total Net Assets

Oil Gas & Consumable Fuels	7.7%

Commercial Banks	6.1%

Pharmaceuticals	6.1%

Insurance	4.8%

Industrial Conglomerates	4.0%

Capital Markets	3.5%

Computers & Peripherals	3.5%

Diversified Financial Services	3.5%

Media	3.4%

Software	3.2%

Semiconductor Equipment & Products	3.0%

Communications Equipment	2.9%

Health Care Providers & Services	2.8%

Aerospace & Defense	2.5%

Diversified Telecommunication Services	2.3%

Food & Staples Retailing	2.2%

Specialty Retail	2.2%

Energy Equipment & Services	2.1%

Beverages	2.0%

Health Care Equipment & Supplies	2.0%

Household Products	2.0%

Thrifts & Mortgage Finance	1.7%

Chemicals	1.6%

Hotels, Restaurants & Leisure	1.6%

Machinery	1.6%

Electric Utilities	1.5%

Tobacco	1.5%

Multi-Utilities	1.4%

Biotechnology	1.3%

Food Products	1.2%

Internet Software & Services	1.2%

Multi-Line Retail	1.2%

IT Services	1.1%

Air Freight & Logistics	1.0%

Metals & Mining	1.0%

Consumer Finance	0.9%

Real Estate	0.9%

Wireless Telecommunication Services	0.9%

Commercial Services & Supplies	0.8%

Household Durables	0.8%

Road & Rail	0.8%

Electrical Equipment	0.5%

Automobiles	0.4%

Electronic Equipment & Instruments	0.4%

Independent Power Producers & Energy Traders	0.4%

Paper & Forest Products	0.4%

Textiles, Apparel & Luxury Goods	0.4%

Auto Components	0.2%

Building Products	0.2%

Containers & Packaging	0.2%

Leisure Equipment & Products	0.2%

Personal Products	0.2%

Airlines	0.1%

Construction & Engineering	0.1%

Construction Materials	0.1%

Distributors	0.1%

Diversified Consumer Services	0.1%

Internet & Catalog Retail	0.1%

Office Electronics	0.1%

Trading Companies & Distributors	0.1%

Other Assets & Liabilities - Net[2]	(0.1)%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description		Shares	Value

COMMON STOCKS - 100.1%
	AEROSPACE & DEFENSE - 2.5%
	Boeing Co.	5,780	$482,341
	General Dynamics Corp.	3,000	196,860
	Goodrich (B.F.) Co.	885	39,382
	Honeywell International, Inc.	6,241	265,243
	L-3 Communications Holdings, Inc.	850	69,445
	Lockheed Martin Corp.	2,725	206,828
	Northrop Grumman Corp.	2,720	181,968
	Raytheon Co.	3,230	142,992
	Rockwell Collins	1,140	65,208
	United Technologies Corp.	7,350	461,654
	TOTAL AEROSPACE & DEFENSE		$2,111,921

	AIR FREIGHT & LOGISTICS - 1.0%
	FedEx Corp.	2,017	232,217
	Ryder Systems, Inc.	470	24,511
	United Parcel Service, Inc.	7,950	644,507
	TOTAL AIR FREIGHT & LOGISTICS		$901,235

	AIRLINES - 0.1%
	Southwest Airlines Co.	5,259	$85,301
	AUTO COMPONENTS - 0.2%
	Cooper Tire & Rubber Co.	455	5,778
[5]	Goodyear Tire & Rubber Co.	1,345	18,830
	Johnson Controls, Inc.	1,440	117,432
	TOTAL AUTO COMPONENTS		$142,040

	AUTOMOBILES - 0.4%
	Ford Motor Co.	14,100	97,995
	General Motors Corp.	4,295	98,270
	Harley Davidson, Inc.	2,100	106,764
	TOTAL AUTOMOBILES		$303,029

	BEVERAGES - 2.0%
	Anheuser-Busch Cos., Inc.	5,425	$241,846
	Brown-Forman Corp., Class B	760	56,620
	Coca-Cola Co.	13,800	579,048
	Coca-Cola Enterprises, Inc.	2,300	44,919
[5]	Constellation Brands, Inc., Class A	1,500	37,050
	Molson Coors Brewing Co., Class B	485	35,822
	PepsiCo, Inc.	11,400	663,936
	The Pepsi Bottling Group, Inc.	1,100	35,310
	TOTAL BEVERAGES		$1,694,551

	BIOTECHNOLOGY - 1.3%
[5]	Amgen, Inc.	8,372	566,784
	Applera Corp.	1,540	44,414
[5]	Biogen Idec, Inc.	2,612	117,148
[5]	Genzyme Corp.	1,925	117,733
[5]	Gilead Sciences, Inc.	3,500	201,250
[5]	Medimmune, Inc.	1,850	58,220
	TOTAL BIOTECHNOLOGY		$1,105,549

	BUILDING PRODUCTS - 0.2%
	American Standard Cos.	1,400	60,942
	Masco Corp.	3,255	103,835
	TOTAL BUILDING PRODUCTS		$164,777

	CAPITAL MARKETS - 3.5%
	Ameriprise Financial, Inc.	1,860	91,214
	Bank of New York Co., Inc.	5,485	192,798
	Bear Stearns Cos., Inc.	900	128,259
[5]	E*Trade Group, Inc.	2,800	69,664
	Federated Investors, Inc.	800	28,080
	Franklin Resources, Inc.	1,100	102,432
	Goldman Sachs Group, Inc.	2,900	464,841
	Janus Capital Group, Inc.	1,700	33,082
	Legg Mason, Inc.	300	35,544
	Lehman Brothers Holdings, Inc.	1,860	281,139
	Mellon Financial Corp.	3,160	118,911
	Merrill Lynch & Co., Inc.	6,570	501,028
	Morgan Stanley	6,775	435,633
	Northern Trust Corp.	1,470	86,568
	Schwab (Charles) Corp.	7,900	141,410
	State Street Corp.	2,500	163,300
	T. Rowe Price Group, Inc.	1,000	84,190
	TOTAL CAPITAL MARKETS		$2,958,093

	CHEMICALS - 1.6%
	Air Products & Chemicals, Inc.	1,525	104,493
	Ashland, Inc.	610	40,150
	Dow Chemical Co.	6,982	283,539
	Du Pont (E.I.) de Nemours & Co.	6,650	$293,265
	Eastman Chemical Co.	700	38,045
	Ecolab, Inc.	1,390	52,542
	Engelhard Corp.	930	35,721
[5]	Hercules, Inc.	800	11,368
	International Flavors & Fragrances, Inc.	585	20,668
	Monsanto Co.	1,900	158,460
	PPG Industries, Inc.	1,290	86,585
	Praxair, Inc.	2,510	140,886
	Rohm & Haas Co.	1,150	58,190
	Sigma-Aldrich Corp.	550	37,736
[5]	Tronox, Inc., Class B	161	2,785
	TOTAL CHEMICALS		$1,364,433

	COMMERCIAL BANKS - 6.1%
	Amsouth Bancorporation	2,700	78,138
	BB&T Corp.	3,535	151,793
	Bank of America Corp.	30,970	1,546,022
	Comerica, Inc.	1,232	70,064
	Compass Bancshares, Inc.	1,000	54,960
	Fifth Third Bancorp	3,800	153,596
	First Horizon National Corp.	900	38,178
	Huntington Bancshares, Inc.	1,742	42,069
	KeyCorp	3,145	120,202
	M & T Bank Corp.	600	71,640
	Marshall & Ilsley Corp.	1,600	73,152
	National City Corp.	4,000	147,600
	North Fork Bancorp, Inc.	3,650	109,975
	PNC Financial Services Group	2,265	161,880
	Regions Financial Corp.	3,545	129,428
	SunTrust Banks, Inc.	2,745	212,271
	Synovus Financial Corp.	2,592	72,576
	U.S. Bancorp	12,975	407,934
	Wachovia Corp.	11,281	675,168
	Wells Fargo & Co.	11,630	798,865
	Zions Bancorp	800	66,424
	TOTAL COMMERCIAL BANKS		$5,181,935

	COMMERCIAL SERVICES & SUPPLIES - 0.8%
[5]	Allied Waste Industries, Inc.	1,600	22,656
	Avery Dennison Corp.	940	58,750
	Cendant Corp.	6,450	112,423
	Cintas Corp.	1,100	46,178
	Donnelley (R.R.) & Sons Co.	1,605	54,072
	Equifax, Inc.	1,025	39,503
[5]	Monster Worldwide, Inc.	900	51,660
	Pitney Bowes, Inc.	1,980	82,863
	Robert Half International, Inc.	1,300	$54,951
	Waste Management, Inc.	4,250	159,205
	TOTAL COMMERCIAL SERVICES & SUPPLIES		$682,261

	COMMUNICATIONS EQUIPMENT - 2.9%
[5]	ADC Telecommunications, Inc.	1,100	24,629
[5]	Andrew Corp.	1,145	12,114
[5]	Avaya, Inc.	3,225	38,700
[5]	CIENA Corp.	4,800	19,632
[5]	Cisco Systems, Inc.	40,000	838,000
[5]	Comverse Technology, Inc.	1,500	33,975
[5]	Corning, Inc.	11,270	311,390
[5]	JDS Uniphase Corp.	12,500	43,625
[5]	Lucent Technologies, Inc.	32,711	91,264
	Motorola, Inc.	16,526	352,830
	Qualcomm, Inc.	11,500	590,410
[5]	Tellabs, Inc.	3,485	55,237
	TOTAL COMMUNICATIONS EQUIPMENT		$2,411,806

	COMPUTERS & PERIPHERALS - 3.5%
[5]	Apple Computer, Inc.	6,080	427,971
[5]	Dell, Inc.	15,925	417,235
[5]	EMC Corp. Mass	16,886	228,130
[5]	Gateway, Inc.	2,150	4,730
	Hewlett-Packard Co.	20,050	651,024
	IBM Corp.	10,000	823,400
[5]	Lexmark International Group, Class A	950	46,265
[5]	NCR Corp.	1,300	51,220
[5]	Network Appliance, Inc.	2,950	109,357
[5]	Qlogic Corp.	1,400	29,134
[5]	Sandisk Corp.	1,250	79,788
[5]	Seagate Technology, Inc., Rights	2,330	0
[5]	Sun Microsystems, Inc.	26,100	130,500
	TOTAL COMPUTERS & PERIPHERALS		$2,998,754

	CONSTRUCTION & ENGINEERING - 0.1%
	Fluor Corp.	755	70,147
	CONSTRUCTION MATERIALS - 0.1%
	Vulcan Materials Co.	700	59,472
	CONSUMER FINANCE - 0.9%
	American Express Co.	8,000	430,480
	Capital One Financial Corp.	2,235	193,640
	SLM Corp.	3,145	166,308
	TOTAL CONSUMER FINANCE		$790,428

	CONTAINERS & PACKAGING - 0.2%
	Ball Corp.	860	$34,383
	Bemis Co., Inc.	820	25,797
[5]	Pactiv Corp.	1,165	28,356
[5]	Sealed Air Corp.	682	36,726
	Temple-Inland, Inc.	900	41,796
	TOTAL CONTAINERS & PACKAGING		$167,058

	DISTRIBUTORS - 0.1%
	Genuine Parts Co.	1,360	59,364
	DIVERSIFIED CONSUMER SERVICES - 0.1%
[5]	Apollo Group, Inc., Class A	1,150	62,836
	Block (H&R), Inc.	2,500	57,075
	TOTAL DIVERSIFIED CONSUMER SERVICES		$119,911

	DIVERSIFIED FINANCIAL SERVICES - 3.5%
	CIT Group, Inc.	1,500	81,015
	Citigroup, Inc.	33,630	1,679,818
	J.P. Morgan Chase & Co.	24,132	1,095,110
	Moody’s Corp.	1,970	122,160
	TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,978,103

	DIVERSIFIED TELECOMMUNICATION SERVICES - 2.3%
	AT&T, Inc.	27,516	721,194
	BellSouth Corp.	12,625	426,472
	CenturyTel, Inc.	1,000	37,700
	Citizens Communications Co., Class B	2,600	34,528
[5]	Qwest Communications International, Inc.	11,754	78,869
	Verizon Communications	20,100	663,903
	TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$1,962,666

	ELECTRIC UTILITIES - 1.5%
[5]	Allegheny Energy, Inc.	1,200	42,756
	American Electric Power Co., Inc.	3,002	100,447
	Edison International	2,465	99,611
	Entergy Corp.	1,580	110,505
	Exelon Corp.	4,732	255,528
	FPL Group, Inc.	2,970	117,612
	FirstEnergy Corp.	2,488	126,166
	PPL Corp.	2,930	85,087
	Pinnacle West Capital Corp.	900	36,090
[5]	Progress Energy, Inc.	825	260
	Progress Energy, Inc.	1,927	82,476
	Southern Co.	5,310	171,141
	TOTAL ELECTRIC UTILITIES		$1,227,679

	ELECTRICAL EQUIPMENT - 0.5%
	American Power Conversion Corp.	1,300	$28,912
	Cooper Industries Ltd., Class A	710	64,929
	Emerson Electric Co.	2,760	234,462
	Rockwell Automation, Inc.	1,140	82,604
	TOTAL ELECTRICAL EQUIPMENT		$410,907

	ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
[5]	Agilent Technologies, Inc.	2,980	114,492
[5]	Jabil Circuit, Inc.	1,300	50,687
	Molex, Inc.	1,150	42,688
[5]	Sanmina-SCI Corp.	4,000	20,760
[5]	Solectron Corp.	7,500	30,000
	Symbol Technologies, Inc.	1,900	20,235
	Tektronix, Inc.	600	21,192
	TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		$300,054

	ENERGY EQUIPMENT & SERVICES - 2.1%
	BJ Services Co.	2,450	93,222
	Baker Hughes, Inc.	2,395	193,588
	Halliburton Co.	3,890	304,003
[5]	Nabors Industries Ltd.	2,400	89,592
[5]	National-Oilwell, Inc.	1,275	87,937
	Noble Corp.	1,075	84,860
[5]	Rowan Cos., Inc.	860	38,124
	Schlumberger Ltd.	8,330	575,936
[5]	Transocean Sedco Forex, Inc.	2,549	206,647
[5]	Weatherford International Ltd.	2,200	116,446
	TOTAL ENERGY EQUIPMENT & SERVICES		$1,790,355

	FOOD & STAPLES RETAILING - 2.2%
	Albertsons, Inc.	2,817	71,355
	CVS Corp.	6,180	183,670
	Costco Wholesale Corp.	3,330	181,252
[5]	Kroger Co.	5,565	112,747
	SUPERVALU, Inc.	1,080	31,331
	Safeway Inc.	3,455	86,824
	Sysco Corp.	4,500	134,505
	Wal-Mart Stores, Inc.	15,000	675,450
	Walgreen Co.	7,075	296,655
	Whole Foods Market, Inc.	800	49,104
	TOTAL FOOD & STAPLES RETAILING		$1,822,893

	FOOD PRODUCTS - 1.2%
	Archer-Daniels-Midland Co.	4,600	167,164
	Campbell Soup Co.	1,415	45,478
	ConAgra, Inc.	3,900	88,452
[5]	Dean Foods Co.	425	$16,834
	General Mills, Inc.	2,825	139,385
	Heinz (H.J.) Co.	2,650	110,002
	Hershey Foods Corp.	1,370	73,076
	Kellogg Co.	2,000	92,620
	McCormick & Co., Inc.	1,000	34,830
	Sara Lee Corp.	6,020	107,577
	Tyson Foods, Inc., Class A	1,900	27,740
	Wrigley (Wm.), Jr. Co.	1,410	66,369
	Wrigley (Wm.), Jr. Co.	1	24
	TOTAL FOOD PRODUCTS		$969,551

	GAS UTILITIES - 0.0%
	NICOR, Inc.	340	13,467
	Peoples Energy Corp.	400	14,532
	TOTAL GAS UTILITIES		$27,999

	HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
	Bard (C.R.), Inc.	790	58,823
	Bausch & Lomb, Inc.	440	21,538
	Baxter International, Inc.	4,800	180,960
	Becton, Dickinson & Co.	1,955	123,243
	Biomet, Inc.	1,900	70,642
[5]	Boston Scientific Corp.	8,804	204,599
[5]	Fisher Scientific International, Inc.	900	63,495
[5]	Hospira, Inc.	1,179	45,450
	Medtronic, Inc.	8,725	437,297
[5]	Millipore Corp.	430	31,725
	PerkinElmer, Inc.	1,030	22,083
[5]	St. Jude Medical, Inc.	2,760	108,965
	Stryker Corp.	2,100	91,875
[5]	Thermo Electron Corp.	1,280	49,331
[5]	Waters Corp.	850	38,522
[5]	Zimmer Holdings, Inc.	1,927	121,208
	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$1,669,756

	HEALTH CARE PROVIDERS & SERVICES - 2.8%
	Aetna, Inc.	4,200	161,700
	AmerisourceBergen Corp.	1,600	69,040
	CIGNA Corp.	825	88,275
	Cardinal Health, Inc.	3,080	207,438
[5]	Caremark Rx, Inc.	3,400	154,870
[5]	Coventry Health Care, Inc.	1,100	54,637
[5]	Express Scripts, Inc., Class A	980	76,577
	HCA, Inc.	3,100	136,059
	Health Management Association, Class A	1,825	37,796
[5]	Humana, Inc.	1,250	56,475
	IMS Health, Inc.	1,750	$47,565
[5]	Laboratory Corp. of America Holdings	1,000	57,100
	Manor Care, Inc.	590	25,872
	McKesson HBOC, Inc.	2,331	113,263
[5]	Medco Health Solutions, Inc.	2,368	126,049
[5]	Patterson Cos., Inc.	500	16,290
	Quest Diagnostic, Inc.	1,300	72,449
[5]	Tenet Healthcare Corp.	3,637	30,260
	UnitedHealth Group, Inc.	9,500	472,530
[5]	Wellpoint, Inc.	4,650	330,150
	TOTAL HEALTH CARE PROVIDERS & SERVICES		$2,334,395

	HOTELS, RESTAURANTS & LEISURE - 1.6%
	Carnival Corp.	3,300	154,506
	Darden Restaurants, Inc.	1,050	41,580
	Harrah’s Entertainment, Inc.	1,400	114,296
	Hilton Hotels Corp.	2,520	67,889
	International Game Technology	2,600	98,618
	Marriott International, Inc., Class A	1,330	97,183
	McDonald’s Corp.	8,510	294,191
[5]	Starbucks Corp.	5,500	204,985
	Starwood Hotels & Resorts Worldwide, Inc.	1,700	97,546
	Wendy’s International, Inc.	935	57,764
	Yum! Brands, Inc.	2,125	109,820
	TOTAL HOTELS, RESTAURANTS & LEISURE		$1,338,378

	HOUSEHOLD DURABLES - 0.8%
	Black & Decker Corp.	625	58,506
	Centex Corp.	960	53,376
	D. R. Horton, Inc.	2,100	63,042
	Fortune Brands, Inc.	1,000	80,300
	Harman International Industries, Inc.	400	35,196
	KB HOME	540	33,248
	Leggett and Platt, Inc.	1,400	37,142
	Lennar Corp., Class A	1,000	54,930
	Newell Rubbermaid, Inc.	2,050	56,211
	Pulte Homes, Inc.	1,600	59,760
	Snap-On Tools Corp.	480	19,920
	Stanley Works	700	36,575
	Whirlpool Corp.	586	52,594
	TOTAL HOUSEHOLD DURABLES		$640,800

	HOUSEHOLD PRODUCTS - 2.0%
	Clorox Co.	1,175	75,411
	Colgate-Palmolive Co.	3,780	223,474
	Kimberly-Clark Corp.	2,930	171,493
	Procter & Gamble Co.	20,690	1,204,365
	TOTAL HOUSEHOLD PRODUCTS		$1,674,743

	IT SERVICES - 1.1%
[5]	Affiliated Computer Services, Inc., Class A	1,000	$55,760
	Automatic Data Processing, Inc.	4,440	195,715
[5]	Computer Sciences Corp.	1,400	81,970
[5]	Convergys Corp.	1,100	21,417
	Electronic Data Systems Corp.	3,925	106,289
	First Data Corp., Class	5,614	267,732
[5]	Fiserv, Inc.	1,450	65,366
	Paychex, Inc.	2,525	101,985
	Sabre Group Holdings, Inc.	956	22,074
[5]	Unisys Corp.	2,570	16,037
	TOTAL IT SERVICES		$934,345

	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4%
[5]	AES Corp.	5,000	84,850
[5]	Calpine Corp.	1,900	399
	Constellation Energy Group	1,355	74,417
[5]	Dynegy, Inc.	2,600	12,922
[5]	Mirant Corp.	4,169	0
[5]	Mirant Corp., Warrants	362	3,352
	TXU Corp.	3,250	161,298
	TOTAL INDEPENDENT POWER PRODUCERS & ENERGY TRADERS		$337,238

	INDUSTRIAL CONGLOMERATES - 4.0%
	3M Co.	5,320	454,488
	General Electric Co.	70,600	2,442,054
	Textron Inc.	960	86,352
	Tyco International Ltd.	14,841	391,060
	TOTAL INDUSTRIAL CONGLOMERATES		$3,373,954

	INSURANCE - 4.8%
	AON Corp.	2,330	97,650
	Ace Ltd.	2,400	133,296
	Aflac, Inc.	3,550	168,767
	Allstate Corp.	4,685	264,656
	Ambac Financial Group, Inc.	850	70,006
	American International Group, Inc.	17,800	1,161,450
	Chubb Corp.	2,950	152,043
	Cincinnati Financial Corp.	1,337	57,010
	Genworth Financial, Inc., Class A	2,500	83,000
	Hartford Financial Services Group, Inc.	2,150	197,650
	Lincoln National Corp.	2,178	126,507
	MBIA Insurance Corp.	1,050	62,612
	Marsh & McLennan Cos., Inc.	4,139	126,943
	MetLife, Inc.	5,425	282,643
	Principal Financial Group	2,150	110,317
	Progressive Corp., OH	1,485	161,167
	Prudential Financial, Inc.	3,700	$289,081
	SAFECO Corp.	925	48,008
	The St. Paul Travelers Cos., Inc.	5,175	227,855
	Torchmark Corp.	800	48,088
	UNUMProvident Corp.	2,295	46,611
	XL Capital Ltd., Class A	1,325	87,304
	TOTAL INSURANCE		$4,002,664

	INTERNET & CATALOG RETAIL - 0.1%
[5]	Amazon.com, Inc.	1,500	52,815
	INTERNET SOFTWARE & SERVICES - 1.2%
[5]	Google Inc.	815	340,621
[5]	Verisign, Inc.	1,711	40,243
[5]	Yahoo, Inc.	9,200	301,576
[5]	eBay, Inc.	8,500	292,485
	TOTAL INTERNET SOFTWARE & SERVICES		$974,925

	LEISURE EQUIPMENT & PRODUCTS - 0.2%
	Brunswick Corp.	700	27,454
	Eastman Kodak Co.	2,160	58,234
	Hasbro, Inc.	1,300	25,623
	Mattel, Inc.	3,040	49,187
	TOTAL LEISURE EQUIPMENT & PRODUCTS		$160,498

	MACHINERY - 1.6%
	Caterpillar, Inc.	4,825	365,445
	Cummins, Inc.	310	32,395
	Danaher Corp.	1,800	115,398
	Deere & Co.	1,380	121,136
	Dover Corp.	1,510	75,122
	Eaton Corp.	1,090	83,548
	ITT Industries, Inc.	1,250	70,288
	Illinois Tool Works, Inc.	1,375	141,213
	Ingersoll-Rand Co., Class A	2,600	113,750
[5]	Navistar International Corp.	445	11,739
	PACCAR, Inc.	1,295	93,149
	Pall Corp.	980	29,576
	Parker-Hannifin Corp.	990	80,240
	TOTAL MACHINERY		$1,332,999

	MEDIA - 3.4%
	CBS Corp. (New)	5,551	141,384
	Clear Channel Communications, Inc.	4,185	119,398
[5]	Comcast Corp., Class A	14,916	461,650
	Dow Jones & Co.	425	15,712
	E.W. Scripps Co., Class A	600	27,648
	Gannett Co., Inc.	1,900	104,500
[5]	Interpublic Group Cos., Inc.	3,500	33,530
	Knight-Ridder, Inc.	500	31,000
	McGraw-Hill Cos., Inc.	2,900	161,414
	Meredith Corp.	360	17,856
	New York Times Co., Class A	1,070	26,525
	News Corp., Inc.	18,000	308,880
	Omnicom Group, Inc.	1,375	123,764
	Time Warner, Inc.	32,350	562,890
	Tribune Co.	2,077	59,880
[5]	Univision Communications, Inc., Class A	1,800	64,242
[5]	Viacom, Inc., Class B	5,551	221,096
	Walt Disney Co.	13,855	387,386
	TOTAL MEDIA		$2,868,755

	METALS & MINING - 1.0%
	Alcoa, Inc.	6,463	218,320
	Allegheny Technologies, Inc.	665	46,111
	Freeport-McMoRan Copper & Gold, Inc., Class B	1,330	85,891
	Newmont Mining Corp.	3,365	196,381
	Nucor Corp.	1,150	125,143
	Phelps Dodge Corp.	1,416	122,045
	United States Steel Corp.	790	54,115
	TOTAL METALS & MINING		$848,006

	MULTI-UTILITIES - 1.4%
	Ameren Corp.	1,560	78,577
[5]	CMS Energy Corp.	1,700	22,644
	CenterPoint Energy, Inc.	2,360	28,367
	Consolidated Edison Co.	1,860	80,203
	DTE Energy Co.	1,345	54,849
	Dominion Resources, Inc.	2,600	194,662
	Duke Energy Corp.	8,508	247,753
	KeySpan Corp.	1,300	52,494
	NiSource, Inc.	2,092	44,162
	P G & E Corp.	2,430	96,811
	Public Service Enterprises Group, Inc.	1,810	113,487
	Sempra Energy	1,976	90,936
	TECO Energy, Inc.	1,600	25,568
	Xcel Energy, Inc.	3,028	57,048
	TOTAL MULTI-UTILITIES		$1,187,561

	MULTILINE RETAIL - 1.2%
[5]	Big Lots, Inc.	890	12,860
	Dillards, Inc., Class A	480	12,518
	Dollar General Corp.	2,450	42,777
	Family Dollar Stores, Inc.	1,250	31,250
	Federated Department Stores, Inc.	2,058	160,215
[5]	Kohl’s Corp.	2,650	147,976
	Nordstrom, Inc.	1,750	67,078
	Penney (J.C.) Co., Inc.	1,600	104,736
[5]	Sears Holdings Corp.	782	112,366
	Target Corp.	6,220	330,282
	TOTAL MULTILINE RETAIL		$1,022,058

	OFFICE ELECTRONICS - 0.1%
[5]	Xerox Corp.	7,300	102,492
	OIL, GAS & CONSUMABLE FUELS - 7.7%
	Amerada-Hess Corp.	570	81,664
	Anadarko Petroleum Corp.	1,600	167,712
	Apache Corp.	2,550	181,152
	Chesapeake Energy Corp.	1,425	45,144
	Chevron Corp.	14,767	901,082
	ConocoPhillips	11,633	778,248
	Devon Energy Corp.	3,200	192,352
	EOG Resources, Inc.	1,800	126,414
	El Paso Corp.	5,083	65,622
	Exxon Mobil Corp.	40,500	2,554,740
	Hugoton Royalty Trust	167	4,614
	Kerr-McGee Corp.	800	79,888
	Kinder Morgan, Inc.	700	61,614
	Marathon Oil Corp.	2,724	216,177
	Murphy Oil Corp.	1,300	65,234
	Occidental Petroleum Corp.	3,025	310,789
	Sunoco, Inc.	1,070	86,713
	Valero Energy Corp.	4,600	297,804
	Williams Cos., Inc.	4,425	97,040
	XTO Energy, Inc.	2,800	118,580
	TOTAL OIL, GAS & CONSUMABLE FUELS		$6,432,583

	PAPER & FOREST PRODUCTS - 0.4%
	International Paper Co.	3,790	137,767
	Louisiana-Pacific Corp.	870	23,995
	MeadWestvaco Corp.	1,365	38,916
	Weyerhaeuser Co.	1,850	130,370
	TOTAL PAPER & FOREST PRODUCTS		$331,048

	PERSONAL PRODUCTS - 0.2%
	Alberto-Culver Co., Class B	630	28,331
	Avon Products, Inc.	3,300	107,613
	Estee Lauder Cos., Inc., Class A	500	18,560
	TOTAL PERSONAL PRODUCTS		$154,504

	PHARMACEUTICALS - 6.1%
	Abbott Laboratories	11,090	473,987
	Allergan, Inc.	980	100,666
[5]	Barr Laboratories, Inc.	400	24,220
	Bristol-Myers Squibb Co.	13,875	352,148
	Eli Lilly & Co.	8,200	$433,944
[5]	Forest Laboratories, Inc., Class A	2,600	104,988
	Johnson & Johnson	19,843	1,162,998
[5]	King Pharmaceuticals, Inc.	1,833	31,876
	Merck & Co., Inc.	14,500	499,090
	Mylan Laboratories, Inc.	1,700	37,128
	Pfizer, Inc.	47,455	1,202,035
	Schering Plough Corp.	11,275	217,833
[5]	Watson Pharmaceuticals, Inc.	900	25,596
	Wyeth	8,790	427,809
	TOTAL PHARMACEUTICALS		$5,094,318

	REAL ESTATE - 0.9%
	Apartment Investment & Management Co., Class A	700	31,283
	Archstone-Smith Trust	1,600	78,208
	Boston Properties, Inc.	460	40,604
	Equity Office Properties Trust	3,100	100,130
	Equity Residential Properties Trust	2,150	96,470
	Host Marriott Corp.	741	15,570
	Kimco Realty Corp.	575	21,350
	Plum Creek Timber Co., Inc.	1,550	56,265
	Public Storage, Inc.	600	46,128
	Prologis	1,900	95,418
	Simon Property Group, Inc.	1,400	114,632
	Vornado Realty Trust	1,000	95,640
	TOTAL REAL ESTATE		$791,698

	ROAD & RAIL - 0.8%
	Burlington Northern Santa Fe Corp.	2,800	222,684
	CSX Corp.	1,670	114,378
	Norfolk Southern Corp.	3,075	166,050
	Union Pacific Corp.	1,995	181,964
	TOTAL ROAD & RAIL		$685,076

	SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.0%
[5]	Advanced Micro Devices, Inc.	3,000	97,050
[5]	Altera Corp.	3,200	69,888
	Analog Devices, Inc.	2,800	106,176
	Applied Materials, Inc.	11,850	212,707
[5]	Applied Micro Circuits Corp.	2,400	8,808
[5]	Broadcom Corp.	3,300	135,663
[5]	Freescale Semiconductor, Inc., Class B	3,000	95,010
	Intel Corp.	41,800	835,164
	KLA-Tencor Corp.	1,500	72,240
[5]	LSI Logic Corp.	2,960	31,524
	Linear Technology Corp.	2,350	83,425
	Maxim Integrated Products, Inc.	2,500	88,150
[5]	Micron Technology, Inc.	4,700	79,759
[5]	NVIDIA Corp.	2,400	$70,128
	National Semiconductor Corp.	2,670	80,047
[5]	Novellus Systems, Inc.	1,000	24,700
[5]	PMC-Sierra, Inc.	1,300	16,159
[5]	Teradyne, Inc.	1,500	25,290
	Texas Instruments, Inc.	9,830	341,199
	Xilinx, Inc.	2,700	74,709
	TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$2,547,796

	SOFTWARE - 3.2%
[5]	Adobe Systems, Inc.	4,100	160,720
[5]	Autodesk, Inc.	1,710	71,888
[5]	BMC Software, Inc.	1,650	35,541
	CA, Inc.	3,500	88,760
[5]	Citrix Systems, Inc.	1,300	51,896
[5]	Compuware Corp.	2,900	22,272
[5]	Electronic Arts, Inc.	2,300	130,640
[5]	Intuit, Inc.	1,425	77,192
	Microsoft Corp.	62,000	1,497,300
[5]	Novell, Inc.	2,925	24,044
[5]	Oracle Corp.	26,510	386,781
[5]	Parametric Technology Corp.	828	12,370
[5]	Symantec Corp.	7,976	130,647
	TOTAL SOFTWARE		$2,690,051

	SPECIALTY RETAIL - 2.2%
[5]	AutoNation, Inc.	993	22,362
[5]	AutoZone, Inc.	440	41,188
[5]	Bed Bath & Beyond, Inc.	2,300	88,205
	Best Buy Co., Inc.	2,925	165,730
	Circuit City Stores, Inc.	1,250	35,937
	Gap (The), Inc.	4,395	79,505
	Home Depot, Inc.	14,292	570,680
	Limited, Inc.	2,718	69,690
	Lowe’s Cos., Inc.	5,550	349,928
[5]	Office Depot, Inc.	2,000	81,160
	Officemax, Inc.	675	26,123
	Radioshack Corp.	1,000	17,000
	Sherwin-Williams Co.	910	46,355
	Staples, Inc.	5,680	150,009
	TJX Cos., Inc.	3,540	85,420
	Tiffany & Co.	1,100	38,379
	TOTAL SPECIALTY RETAIL		$1,867,671

	TEXTILES, APPAREL & LUXURY GOODS - 0.4%
[5]	Coach, Inc.	2,900	$95,758
	Jones Apparel Group, Inc.	850	29,198
	Liz Claiborne, Inc.	840	32,802
	Nike, Inc., Class B	1,450	118,668
	V.F. Corp.	675	41,303
	TOTAL TEXTILES, APPAREL & LUXURY GOODS		$317,729

	THRIFTS & MORTGAGE FINANCE - 1.7%
	Countrywide Financial Corp.	4,558	185,328
	Federal Home Loan Mortgage Corp.	5,000	305,300
	Federal National Mortgage Association	6,925	350,405
	Golden West Financial Corp.	2,000	143,740
	MGIC Investment Corp.	800	56,560
	Sovereign Bancorp, Inc.	2,800	62,076
	Washington Mutual Bank	7,195	324,207
	TOTAL THRIFTS & MORTGAGE FINANCE		$1,427,616

	TOBACCO - 1.5%
	Altria Group, Inc.	14,500	1,060,820
	Loews Corp.	1,000	106,150
	Reynolds American, Inc.	700	76,755
	UST, Inc.	1,265	55,571
	TOTAL TOBACCO		$1,299,296

	TRADING COMPANIES & DISTRIBUTORS - 0.1%
	Grainger (W.W.), Inc.	605	46,537
	WIRELESS TELECOMMUNICATION SERVICES - 0.9%
	Alltel Corp.	2,960	190,535
	Sprint Nextel Corp.	21,364	529,827
	TOTAL WIRELESS TELECOMMUNICATION SERVICES		$720,362

TOTAL COMMON STOCKS (IDENTIFIED COST $63,660,367)			$84,124,939

MUTUAL FUND - 0.0%
	SSGA Money Market Fund (AT NET ASSET VALUE)	34	$34

TOTAL INVESTMENTS - 100.1% (IDENTIFIED COST $63,660,401)			$84,124,973

OTHER ASSETS AND LIABILITIES - NET - (0.1)%			$(87,013)

TOTAL NET ASSETS - 100%			$84,037,960

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Stock Fund

At April 30, 2006, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets

Oil, Gas & Consumable Fuels	8.7%

Pharmaceuticals	7.1%

Health Care Providers & Services	5.6%

Industrial Conglomerates	5.5%

Insurance	5.5%

Specialty Retail	5.1%

Communications Equipment	5.0%

Diversified Financial Services	4.8%

Commercial Banks	4.3%

Health Care Equipment & Supplies	3.5%

Computers & Peripherals	3.0%

Semiconductor Equipment & Products	3.0%

Capital Markets	2.9%

Software	2.9%

Energy Equipment & Services	2.8%

Beverages	2.7%

Food & Staples Retailing	2.5%

Aerospace & Defense	2.3%

Food Products	1.8%

Media	1.6%

Biotechnology	1.5%

Diversified Consumer Services	1.5%

Machinery	1.5%

Tobacco	1.5%

Air Freight & Logistics	1.4%

Electrical Equipment	1.4%

Consumer Finance	1.2%

Household Products	1.2%

Personal Products	1.1%

Construction & Engineering	1.0%

Thrifts & Mortgage Finance	1.0%

Hotels, Restaurants & Leisure	0.9%

Building Products	0.8%

Metals & Mining	0.8%

Internet & Catalog Retail	0.5%

Internet Software & Services	0.5%

Road & Rail	0.5%

Real Estate	0.4%

Cash Equivalents[2]	1.3%

Other Assets & Liabilities - Net[3]	(0.6)%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Cash Equivalents include investment in money market mutual funds and any investment in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description		Shares	Value

COMMON STOCKS - 99.3%
	AEROSPACE & DEFENSE - 2.3%
	Lockheed Martin Corp.	78,359	$5,947,448
	Precision Castparts Corp.	33,200	2,090,936
	TOTAL AEROSPACE & DEFENSE		$8,038,384

	AIR FREIGHT & LOGISTICS - 1.4%
	United Parcel Service, Inc.	58,895	4,774,618
	BEVERAGES - 2.7%
	Coca-Cola Co.	133,900	5,618,444
	PepsiCo, Inc.	64,419	3,751,762
	TOTAL BEVERAGES		$9,370,206

	BIOTECHNOLOGY - 1.5%
[5]	Amgen, Inc.	57,868	3,917,664
[5]	Gilead Sciences, Inc.	22,500	1,293,750
	TOTAL BIOTECHNOLOGY		$5,211,414

	BUILDING PRODUCTS - 0.8%
	Masco Corp.	92,825	2,961,118
	CAPITAL MARKETS - 2.9%
	Lehman Brothers Holdings, Inc.	37,250	5,630,338
	Morgan Stanley	67,200	4,320,960
	TOTAL CAPITAL MARKETS		$9,951,298

	COMMERCIAL BANKS - 4.3%
	Bank of America Corp.	215,356	10,750,571
	Zions Bancorp	51,600	4,284,348
	TOTAL COMMERCIAL BANKS		$15,034,919

	COMMUNICATIONS EQUIPMENT - 5.0%
[5]	Cisco Systems, Inc.	296,205	6,205,495
[5]	F5 Networks, Inc.	43,300	2,535,648
	Harris Corp.	111,850	5,208,854
	Qualcomm, Inc.	68,387	3,510,989
	TOTAL COMMUNICATIONS EQUIPMENT		$17,460,986

	COMPUTERS & PERIPHERALS - 3.0%
[5]	Dell, Inc.	62,887	1,647,639
	IBM Corp.	70,403	5,796,983
[5]	Seagate Technology Holdings	117,100	3,110,176
	TOTAL COMPUTERS & PERIPHERALS		$10,554,798

	CONSTRUCTION & ENGINEERING - 1.0%
	Fluor Corp.	10,100	938,391
[5]	Foster Wheeler Ltd.	60,200	2,682,512
	TOTAL CONSTRUCTION & ENGINEERING		$3,620,903

	CONSUMER FINANCE - 1.2%
	Capital One Financial Corp.	49,690	$4,305,142
	DIVERSIFIED CONSUMER SERVICES - 1.5%
[5]	Laureate Education, Inc.	101,050	5,061,595
	DIVERSIFIED FINANCIAL SERVICES - 4.8%
	CIT Group, Inc.	104,987	5,670,348
	Citigroup, Inc.	223,195	11,148,590
	TOTAL DIVERSIFIED FINANCIAL SERVICES		$16,818,938

	ELECTRICAL EQUIPMENT - 1.4%
	Rockwell Automation, Inc.	68,100	4,934,526
	ENERGY EQUIPMENT & SERVICES - 2.8%
	ENSCO International, Inc.	116,700	6,242,283
[5]	Nabors Industries Ltd.	92,916	3,468,554
	TOTAL ENERGY EQUIPMENT & SERVICES		$9,710,837

	FOOD & STAPLES RETAILING - 2.5%
	Sysco Corp.	168,550	5,037,960
	Wal-Mart Stores, Inc.	84,421	3,801,478
	TOTAL FOOD & STAPLES RETAILING		$8,839,438

	FOOD PRODUCTS - 1.8%
	General Mills, Inc.	68,716	3,390,447
	McCormick & Co., Inc.	85,100	2,964,033
	TOTAL FOOD PRODUCTS		$6,354,480

	HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
[5]	Kinetic Concepts, Inc.	80,100	3,497,166
	Medtronic, Inc.	35,303	1,769,386
	Mentor Corp.	60,000	2,599,800
[5]	Zimmer Holdings, Inc.	67,650	4,255,185
	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$12,121,537

	HEALTH CARE PROVIDERS & SERVICES - 5.6%
[5]	Caremark Rx, Inc.	110,100	5,015,055
[5]	Cerner Corp.	60,400	2,394,860
[5]	Express Scripts, Inc., Class A	46,744	3,652,576
	IMS Health, Inc.	73,200	1,989,576
	Quest Diagnostic, Inc.	72,600	4,045,998
	UnitedHealth Group, Inc.	47,070	2,341,262
	TOTAL HEALTH CARE PROVIDERS & SERVICES		$19,439,327

	HOTELS, RESTAURANTS & LEISURE - 0.9%
	Carnival Corp.	63,943	$2,993,811
	HOUSEHOLD PRODUCTS - 1.2%
	Procter & Gamble Co.	71,879	4,184,077
	INDUSTRIAL CONGLOMERATES - 5.5%
	3M Co.	63,825	5,452,570
	General Electric Co.	398,000	13,766,820
	TOTAL INDUSTRIAL CONGLOMERATES		$19,219,390

	INSURANCE - 5.5%
	Allstate Corp.	70,707	3,994,238
	American International Group, Inc.	109,000	7,112,250
	Cincinnati Financial Corp.	91,500	3,901,560
	Fidelity National Financial, Inc.	41,000	1,721,180
	Lincoln National Corp.	44,900	2,607,792
	TOTAL INSURANCE		$19,337,020

	INTERNET & CATALOG RETAIL - 0.5%
[5]	eBay, Inc.	54,500	1,875,345
	INTERNET SOFTWARE & SERVICES - 0.5%
[5]	Google Inc.	4,200	1,755,348
	MACHINERY - 1.5%
	Caterpillar, Inc.	30,100	2,279,774
	Harsco Corp.	20,900	1,742,015
	Joy Global, Inc.	16,000	1,051,040
	TOTAL MACHINERY		$5,072,829

	MEDIA - 1.6%
[5]	Comcast Corp., Class A	178,149	5,513,711
	METALS & MINING - 0.8%
	Cleveland Cliffs, Inc.	31,700	2,713,203
	OIL, GAS & CONSUMABLE FUELS - 8.7%
	Chevron Corp.	141,563	8,638,174
	ConocoPhillips	87,500	5,853,750
	EOG Resources, Inc.	14,500	1,018,335
	Exxon Mobil Corp.	174,000	10,975,920
	Peabody Energy Corp.	61,600	3,933,776
	TOTAL OIL, GAS & CONSUMABLE FUELS		$30,419,955

	PERSONAL PRODUCTS - 1.1%
	Estee Lauder Cos., Inc., Class A	100,000	3,712,000
	PHARMACEUTICALS - 7.1%
	Johnson & Johnson	143,000	$8,381,230
	Novartis AG, ADR	91,605	5,268,203
	Pfizer, Inc.	226,254	5,731,014
	Wyeth	114,296	5,562,786
	TOTAL PHARMACEUTICALS		$24,943,233

	REAL ESTATE - 0.4%
	St. Joe Co.	24,882	1,397,373
	ROAD & RAIL - 0.5%
	Burlington Northern Santa Fe Corp.	21,700	1,725,801
	SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.0%
[5]	Advanced Micro Devices, Inc.	109,800	3,552,030
	Intel Corp.	210,000	4,195,800
[5]	International Rectifier Corp.	61,000	2,757,200
	TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$10,505,030

	SOFTWARE - 2.9%
[5]	Electronic Arts, Inc.	60,831	3,455,201
	Microsoft Corp.	276,601	6,679,914
	TOTAL SOFTWARE		$10,135,115

	SPECIALTY RETAIL - 5.1%
	Home Depot, Inc.	70,677	2,822,133
	PetSmart, Inc.	236,300	6,536,058
	Ross Stores, Inc.	165,150	5,060,196
	Staples, Inc.	122,076	3,224,027
	TOTAL SPECIALTY RETAIL		$17,642,414

	THRIFTS & MORTGAGE FINANCE - 1.0%
	Federal Home Loan Mortgage Corp.	59,860	3,655,052
	TOBACCO - 1.5%
	Altria Group, Inc.	71,200	5,208,992
TOTAL COMMON STOCKS (IDENTIFIED COST $280,879,612)			$346,574,163

MUTUAL FUNDS - 1.3%
[4]	MTB Prime Money Market Fund, Institutional Shares	4,555,002	4,555,002
	SSGA Money Market Fund	108	108
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)			$4,555,110

TOTAL INVESTMENTS - 100.6% (IDENTIFIED COST $285,434,722)			$351,129,273

OTHER ASSETS AND LIABILITIES - NET - (0.6)%			$(2,265,229)

TOTAL NET ASSETS - 100%			$348,864,044

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Growth Fund

At April 30, 2006, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets

Pharmaceuticals	9.8%

Oil, Gas & Consumable Fuels	8.5%

Communications Equipment	6.8%

Software	5.5%

Computers & Peripherals	4.6%

Health Care Equipment & Supplies	4.6%

Specialty Retail	4.5%

Health Care Providers & Services	4.2%

Household Products	4.2%

Insurance	4.2%

Industrial Conglomerates	4.0%

Beverages	3.9%

Energy Equipment & Services	3.3%

Food & Staples Retailing	2.9%

Biotechnology	2.7%

Semiconductor Equipment & Products	2.5%

Machinery	2.4%

Tobacco	2.1%

Commercial Banks	1.9%

Multiline Retail	1.8%

Capital Markets	1.7%

Aerospace & Defense	1.3%

Consumer Finance	1.3%

Electrical Equipment	1.2%

Air Freight & Logistics	1.1%

Food Products	1.1%

Hotels, Restaurants & Leisure	1.1%

Internet Software & Services	1.1%

Textile Apparel & Luxury Goods	0.9%

Construction & Engineering	0.8%

Electronic Equipment & Instruments	0.8%

Internet & Catalog Retail	0.6%

Personal Products	0.6%

Media	0.5%

Thrift & Mortgage Finance	0.5%

Cash Equivalents[2]	1.6%

Other Assets & Liabilities - Net[3]	(0.6)%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description		Shares	Value

COMMON STOCKS - 99.0%
	AEROSPACE & DEFENSE - 1.3%
	United Technologies Corp.	11,000	$690,910
	AIR FREIGHT & LOGISTICS - 1.1%
	United Parcel Service, Inc.	6,900	559,383
	BEVERAGES - 3.9%
	Coca-Cola Co.	20,000	839,200
	PepsiCo, Inc.	20,000	1,164,800
	TOTAL BEVERAGES		$2,004,000

	BIOTECHNOLOGY - 2.7%
[5]	Amgen, Inc.	17,100	1,157,670
[5]	Gilead Sciences, Inc.	4,500	258,750
	TOTAL BIOTECHNOLOGY		$1,416,420

	CAPITAL MARKETS - 1.7%
	Lehman Brothers Holdings, Inc.	1,800	272,070
	Morgan Stanley	9,500	610,850
	TOTAL CAPITAL MARKETS		$882,920

	COMMERCIAL BANKS - 1.9%
	Bank of America Corp.	14,500	723,840
	Zions Bancorp	3,000	249,090
	TOTAL COMMERCIAL BANKS		$972,930

	COMMUNICATIONS EQUIPMENT - 6.8%
[5]	Cisco Systems, Inc.	60,000	1,257,000
[5]	Corning, Inc.	31,000	856,530
	Motorola, Inc.	24,000	512,400
	Qualcomm, Inc.	18,000	924,120
	TOTAL COMMUNICATIONS EQUIPMENT		$3,550,050

	COMPUTERS & PERIPHERALS - 4.6%
[5]	Apple Computer, Inc.	3,000	211,170
[5]	Dell, Inc.	15,500	406,100
[5]	EMC Corp. Mass	33,000	445,830
	IBM Corp.	11,800	971,612
[5]	Seagate Technology Holdings	14,000	371,840
	TOTAL COMPUTERS & PERIPHERALS		$2,406,552

	CONSTRUCTION & ENGINEERING - 0.8%
[5]	Foster Wheeler Ltd.	6,000	267,360
[5]	McDermott International, Inc.	2,500	152,000
	TOTAL CONSTRUCTION & ENGINEERING		$419,360

	CONSUMER FINANCE - 1.3%
	American Express Co.	5,000	269,050
	Capital One Financial Corp.	4,600	398,544
	TOTAL CONSUMER FINANCE		$667,594

	ELECTRICAL EQUIPMENT - 1.2%
	Rockwell Automation, Inc.	8,500	$615,910
	ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
[5]	Jabil Circuit, Inc.	10,000	389,900
	ENERGY EQUIPMENT & SERVICES - 3.3%
	ENSCO International, Inc.	5,800	310,242
[5]	Nabors Industries Ltd.	13,400	500,222
	Schlumberger Ltd.	5,000	345,700
[5]	Weatherford International Ltd.	10,200	539,886
	TOTAL ENERGY EQUIPMENT & SERVICES		$1,696,050

	FOOD & STAPLES RETAILING - 2.9%
	Sysco Corp.	17,500	523,075
	Wal-Mart Stores, Inc.	22,300	1,004,169
	TOTAL FOOD & STAPLES RETAILING		$1,527,244

	FOOD PRODUCTS - 1.1%
	General Mills, Inc.	5,300	261,502
	McCormick & Co., Inc.	8,700	303,021
	TOTAL FOOD PRODUCTS		$564,523

	HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%
	Dentsply International, Inc.	4,500	268,515
[5]	Kinetic Concepts, Inc.	11,000	480,260
	Medtronic, Inc.	10,500	526,260
	Mentor Corp.	14,500	628,285
[5]	Zimmer Holdings, Inc.	8,000	503,200
	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$2,406,520

	HEALTH CARE PROVIDERS & SERVICES - 4.2%
[5]	Caremark Rx, Inc.	11,000	501,050
[5]	Cerner Corp.	8,200	325,130
[5]	Express Scripts, Inc., Class A	4,400	343,816
	Quest Diagnostic, Inc.	10,000	557,300
	UnitedHealth Group, Inc.	8,800	437,712
	TOTAL HEALTH CARE PROVIDERS & SERVICES		$2,165,008

	HOTELS, RESTAURANTS & LEISURE - 1.1%
	Hilton Hotels Corp.	11,000	296,340
[5]	Starbucks Corp.	7,000	260,890
	TOTAL HOTELS, RESTAURANTS & LEISURE		$557,230

	HOUSEHOLD PRODUCTS - 4.2%
	Colgate-Palmolive Co.	6,500	384,280
	Procter & Gamble Co.	30,500	1,775,405
	TOTAL HOUSEHOLD PRODUCTS		$2,159,685

	INDUSTRIAL CONGLOMERATES - 4.0%
	3M Co.	6,800	$580,924
	General Electric Co.	42,700	1,476,993
	TOTAL INDUSTRIAL CONGLOMERATES		$2,057,917

	INSURANCE - 4.2%
	Ambac Financial Group, Inc.	3,200	263,552
	American International Group, Inc.	13,900	906,975
	Fidelity National Financial, Inc.	10,000	419,800
	Lincoln National Corp.	10,000	580,800
	TOTAL INSURANCE		$2,171,127

	INTERNET & CATALOG RETAIL - 0.6%
[5]	eBay, Inc.	9,500	326,895
	INTERNET SOFTWARE & SERVICES - 1.1%
[5]	Google Inc.	900	376,146
[5]	Yahoo, Inc.	6,000	196,680
	TOTAL INTERNET SOFTWARE & SERVICES		$572,826

	MACHINERY - 2.4%
	Caterpillar, Inc.	7,100	537,754
	Graco, Inc.	12,500	584,375
	Joy Global, Inc.	2,000	131,380
	TOTAL MACHINERY		$1,253,509

	MEDIA - 0.5%
	Time Warner, Inc.	15,000	261,000
	MULTILINE RETAIL - 1.8%
[5]	Sears Holdings Corp.	2,000	287,380
	Target Corp.	12,000	637,200
	TOTAL MULTILINE RETAIL		$924,580

	OIL, GAS & CONSUMABLE FUELS - 8.5%
	Chevron Corp.	9,000	549,180
	ConocoPhillips	7,500	501,750
	EOG Resources, Inc.	3,200	224,736
	Exxon Mobil Corp.	39,500	2,491,660
	Hugoton Royalty Trust	358	9,888
	Peabody Energy Corp.	6,000	383,160
	XTO Energy, Inc.	6,000	254,100
	TOTAL OIL, GAS & CONSUMABLE FUELS		$4,414,474

	PERSONAL PRODUCTS - 0.6%
	Estee Lauder Cos., Inc., Class A	7,700	285,824
	PHARMACEUTICALS - 9.8%
	Abbott Laboratories	8,500	363,290
	Eli Lilly & Co.	5,000	264,600
	Johnson & Johnson	26,800	1,570,748
	Novartis AG, ADR	9,500	$546,345
	Pfizer, Inc.	60,000	1,519,800
	Roche Holding AG, ADR	3,500	270,025
	Wyeth	11,000	535,370
	TOTAL PHARMACEUTICALS		$5,070,178

	SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.5%
[5]	Advanced Micro Devices, Inc.	10,000	323,500
	Intel Corp.	29,600	591,408
	Texas Instruments, Inc.	11,700	406,107
	TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$1,321,015

	SOFTWARE - 5.5%
[5]	Electronic Arts, Inc.	4,500	255,600
	Microsoft Corp.	90,000	2,173,500
	SAP AG, ADR	7,600	415,188
	TOTAL SOFTWARE		$2,844,288

	SPECIALTY RETAIL - 4.5%
[5]	Bed Bath & Beyond, Inc.	9,000	345,150
	Best Buy Co., Inc.	2,900	164,314
	Home Depot, Inc.	27,800	1,110,054
	Lowe’s Cos., Inc.	7,500	472,875
	Staples, Inc.	10,000	264,100
	TOTAL SPECIALTY RETAIL		$2,356,493

	TEXTILES APPAREL & LUXURY GOODS - 0.9%
[5]	Coach, Inc.	7,700	254,254
	Nike, Inc., Class B	2,900	237,336
	TOTAL TEXTILES APPAREL & LUXURY GOODS		$491,590

	THRIFTS & MORTGAGE FINANCE - 0.5%
	Federal Home Loan Mortgage Corp.	4,600	280,876
	TOBACCO - 2.1%
	Altria Group, Inc.	15,000	1,097,400
TOTAL COMMON STOCKS (IDENTIFIED COST $47,065,137)			$51,382,181

MUTUAL FUNDS - 1.6%
[4]	MTB Prime Money Market Fund, Institutional Shares	859,925	859,925
	SSGA Money Market Fund	1	1
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)			$859,926

TOTAL INVESTMENTS - 100.6% (IDENTIFIED COST $47,925,063)			$52,242,107

OTHER ASSETS AND LIABILITIES - NET - (0.6)%			$(334,483)

TOTAL NET ASSETS - 100%			$51,907,624

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Multi Cap Growth Fund

At April 30, 2006, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets

Pharmaceuticals	7.2%

Specialty Retail	6.0%

Health Care Providers & Services	5.5%

Communications Equipment	5.2%

Health Care Equipment & Supplies	5.0%

Software	4.9%

Energy Equipment & Services	4.3%

Insurance	3.9%

Computers & Peripherals	3.8%

Oil & Gas	3.8%

Machinery	3.4%

Semiconductor Equipment & Products	3.0%

Biotechnology	2.8%

Household Products	2.7%

Industrial Conglomerates	2.7%

Oil, Gas & Consumable Fuels	2.7%

Beverages	2.4%

Metals & Mining	2.4%

Capital Markets	2.0%

Food & Staples Retailing	2.0%

Aerospace & Defense	1.7%

Commercial Banks	1.6%

Hotels, Restaurants & Leisure	1.5%

Construction & Engineering	1.4%

Multiline Retail	1.3%

Tobacco	1.3%

Diversified Financial Services	1.2%

Electrical Equipment	1.2%

Electronic Equipment & Instruments	1.2%

Internet Software & Services	1.2%

Air Freight & Logistics	1.1%

Consumer Finance	1.1%

Commercial Services & Supplies	1.0%

Food Products	0.9%

IT Services	0.8%

Textiles, Apparel & Luxury Goods	0.7%

Trading Companies & Distributors	0.7%

Internet & Catalog Retail	0.5%

Media	0.5%

Household Durables	0.4%

Thrifts & Mortgage Finance	0.4%

Gas Utilities	0.3%

Personal Products	0.3%

Diversified Telecommunication Services	0.2%

Real Estate	0.2%

Road & Rail	0.2%

Airlines	0.1%

Automobiles	0.1%

Diversified Consumer Services	0.1%

Paper & Forest Products	0.1%

Cash Equivalents[2]	2.0%

Other Assets & Liabilities-Net[3]	(1.0)%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description		Shares	Value

COMMON STOCKS - 99.0%
	AEROSPACE & DEFENSE - 1.7%
[5]	AAR Corp.	2,300	$61,364
	Cubic Corp.	1,400	32,186
[5]	Ladish Co., Inc.	2,200	78,474
	Precision Castparts Corp.	3,100	195,238
	Sypris Solutions, Inc.	3,200	30,400
[5]	Teledyne Technologies, Inc.	900	32,769
[5]	Triumph Group, Inc.	1,300	61,178
	United Technologies Corp.	8,200	515,042
	TOTAL AEROSPACE & DEFENSE		$1,006,651

	AIR FREIGHT & LOGISTICS - 1.1%
	C.H. Robinson Worldwide, Inc.	3,900	172,965
[5]	HUB Group, Inc.	1,000	49,170
	Pacer International, Inc.	1,400	48,006
	United Parcel Service, Inc.	5,100	413,457
	TOTAL AIR FREIGHT & LOGISTICS		$683,598

	AIRLINES - 0.1%
[5]	AirTran Holdings, Inc.	2,200	30,756
	Linea Aerea Nacional Chile SA, ADR	1,300	49,400
	TOTAL AIRLINES		$80,156

	AUTOMOBILES - 0.1%
	Thor Industries, Inc.	600	30,288
	BEVERAGES - 2.4%
	Coca-Cola Co.	14,000	587,440
[5]	Hansen Natural Corp.	100	12,946
	PepsiCo, Inc.	14,800	$861,952
	TOTAL BEVERAGES		$1,462,338

	BIOTECHNOLOGY - 2.8%
[5]	Acadia Pharmaceuticals, Inc.	1,000	11,570
[5]	Advanced Life Sciences Holdings, Inc.	7,409	21,634
[5]	Amgen, Inc.	12,800	866,560
[5]	Amylin Pharmaceuticals, Inc.	900	39,195
[5]	Calypte Biomedical Corp.	488,542	34,705
[5]	Gilead Sciences, Inc.	3,500	201,250
[5]	Halozyme Therapeutics, Inc.	22,600	66,670
[5]	Harvard Bioscience, Inc.	3,200	14,208
[5]	Human Genome Sciences, Inc.	4,600	52,486
[5]	Martek Biosciences Corp.	5,000	148,500
[5]	Medarex, Inc.	3,900	46,839
[5]	Nektar Therapeutics	1,400	30,114
[5]	PDL BioPharma, Inc.	3,900	112,242
[5]	Progenics Pharmaceuticals, Inc.	1,400	32,816
	TOTAL BIOTECHNOLOGY		$1,678,789

	CAPITAL MARKETS - 2.0%
[5]	Affiliated Managers Group	1,900	192,470
[5]	Investment Technology Group, Inc.	2,100	111,279
	Legg Mason, Inc.	1,200	142,176
	Lehman Brothers Holdings, Inc.	1,400	211,610
	Morgan Stanley	7,000	450,100
	SWS Group, Inc.	1,800	$49,302
[5]	TradeStation Group, Inc.	3,000	47,820
	TOTAL CAPITAL MARKETS		$1,204,757

	COMMERCIAL BANKS - 1.6%
	Bank of America Corp.	10,700	534,144
	Texas Regional Bancshares, Inc., Class A	1,100	31,537
	Zions Bancorp	4,760	395,223
	TOTAL COMMERCIAL BANKS		$960,904

	COMMERCIAL SERVICES & SUPPLIES - 1.0%
[5]	Education Management Corp.	3,630	154,130
[5]	Labor Ready, Inc.	2,500	66,075
[5]	Laureate Education, Inc.	5,150	257,964
[5]	Waste Connections, Inc.	3,500	134,750
	TOTAL COMMERCIAL SERVICES & SUPPLIES		$612,919

	COMMUNICATIONS EQUIPMENT - 5.2%
[5]	Blue Coat Systems, Inc.	1,500	32,640
[5]	C-COR Electronics, Inc.	2,900	23,722
[5]	Cisco Systems, Inc.	44,300	928,085
[5]	Corning, Inc.	22,500	621,675
[5]	CommScope, Inc.	1,700	56,185
[5]	F5 Networks, Inc.	2,200	128,832
	Harris Corp.	4,800	223,536
	Motorola, Inc.	17,500	373,625
	Qualcomm, Inc.	13,000	667,420
[5]	Tollgrade Communications, Inc.	3,300	37,851
	TOTAL COMMUNICATIONS EQUIPMENT		$3,093,571

	COMPUTERS & PERIPHERALS - 3.8%
[5]	Apple Computer, Inc.	2,200	154,858
[5]	Dell, Inc.	11,500	301,300
[5]	EMC Corp. Mass	24,600	332,346
[5]	Electronics for Imaging, Inc.	4,000	109,840
	IBM Corp.	8,700	716,358
[5]	On Track Innovations Ltd.	2,500	33,025
[5]	Palm, Inc.	2,100	47,460
[5]	SanDisk Corp.	1,200	76,596
[5]	Seagate Technology Holdings	18,100	480,736
	TOTAL COMPUTERS & PERIPHERALS		$2,252,519

	CONSTRUCTION & ENGINEERING - 1.4%
	Chicago Bridge & Iron Co. NV	1,900	45,543
[5]	Foster Wheeler Ltd.	10,300	458,968
[5]	McDermott International, Inc.	4,100	249,280
[5]	Quanta Services, Inc.	3,800	61,636
	TOTAL CONSTRUCTION & ENGINEERING		$815,427

	CONSUMER FINANCE - 1.1%
	American Express Co.	3,800	204,478
	Capital One Financial Corp.	5,100	$441,864
	TOTAL CONSUMER FINANCE		$646,342

	DIVERSIFIED CONSUMER SERVICES - 0.1%
[5]	Escala Group, Inc.	1,700	46,767
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
	CIT Group, Inc.	3,300	178,233
	CapitalSource, Inc.	9,103	213,920
[5]	InterContinentalExchange, Inc.	900	64,179
	International Securities Exchange, Inc.	2,500	109,875
	iShares S&P 400 Mid Cap 400/Citigroup Growth Index	1,300	105,014
[5]	Nasdaq Stock Market, Inc.	900	33,678
	TOTAL DIVERSIFIED FINANCIAL SERVICES		$704,899

	DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
	Alaska Communications Systems Holdings, Inc.	6,800	85,748
	CT Communications, Inc.	2,600	36,920
	TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$122,668

	ELECTRICAL EQUIPMENT - 1.2%
[5]	Electric City Corp.	17,700	9,558
[5]	General Cable Corp.	1,600	50,512
	Rockwell Automation, Inc.	9,200	666,632
	TOTAL ELECTRICAL EQUIPMENT		$726,702

	ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
[5]	Brightpoint, Inc.	1,000	33,480
	Jabil Circuit, Inc.	7,600	296,324
[5]	Metrologic Instruments, Inc.	2,600	44,174
[5]	Mettler Toledo International, Inc.	800	51,840
[5]	Optimal Group, Inc.	2,100	32,319
[5]	ScanSource, Inc.	900	56,340
	Technitrol, Inc.	2,000	50,080
[5]	TTM Technologies, Inc.	4,900	79,674
[5]	Zygo Corp.	2,900	52,113
	TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		$696,344

	ENERGY EQUIPMENT & SERVICES - 4.3%
[5]	Acergy SA, ADR	3,900	63,375
	ENSCO International, Inc.	8,000	427,920
[5]	Grant Prideco, Inc.	3,900	199,680
[5]	Hercules Offshore, Inc.	1,200	49,068
[5]	Nabors Industries Ltd.	15,000	559,950
[5]	NS Group, Inc.	900	45,018
[5]	Oil States International, Inc.	1,800	72,666
	RPC Energy Services, Inc.	2,500	$69,225
	Rowan Companies, Inc.	1,400	62,062
	Schlumberger Ltd.	3,800	262,732
[5]	Veritas DGC, Inc.	1,200	57,504
[5]	W-H Energy Services, Inc.	800	40,200
[5]	Weatherford International Ltd.	12,400	656,332
	TOTAL ENERGY EQUIPMENT & SERVICES		$2,565,732

	FOOD & STAPLES RETAILING - 2.0%
	Andersons, Inc.	300	31,350
	Sysco Corp.	13,000	388,570
	Wal-Mart Stores, Inc.	16,500	742,995
	Weis Markets, Inc.	1,100	45,661
	TOTAL FOOD & STAPLES RETAILING		$1,208,576

	FOOD PRODUCTS - 0.9%
	General Mills, Inc.	3,900	192,426
	McCormick & Co., Inc.	10,600	369,198
	TOTAL FOOD PRODUCTS		$561,624

	GAS UTILITIES - 0.3%
	Questar, Inc.	1,900	152,095
	HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
[5]	Cytyc Corp.	11,000	284,350
	Datascope Corp.	1,200	46,368
	Dentsply International, Inc.	5,500	328,185
[5]	Intuitive Surgical, Inc.	1,700	215,900
[5]	Kinetic Concepts, Inc.	9,400	410,404
[5]	LifeCell Corp.	1,100	29,744
[5]	Medical Action Industries, Inc.	2,000	47,840
	Medtronic, Inc.	7,800	390,936
	Mentor Corp.	15,400	667,282
[5]	Syneron Medical Ltd.	2,200	56,914
[5]	Varian Medical Systems, Inc.	2,763	144,726
[5]	Zimmer Holdings, Inc.	6,000	377,400
	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$3,000,049

	HEALTH CARE PROVIDERS & SERVICES - 5.5%
	Caremark Rx, Inc.	8,500	387,175
[5]	Cerner Corp.	11,400	452,010
[5]	Emageon, Inc.	3,200	56,800
[5]	Express Scripts, Inc., Class A	6,300	492,282
[5]	Healthways, Inc.	1,400	68,684
	IMS Health, Inc.	6,800	184,824
[5]	Pediatrix Medical Group	4,600	232,852
[5]	Psychiatric Solutions, Inc.	9,300	307,458
	Quest Diagnostics, Inc.	10,200	568,446
[5]	Sierra Health Services, Inc.	1,300	50,973
	UnitedHealth Group, Inc.	6,400	318,336
[5]	United Surgical Partners International, Inc.	5,125	$169,176
	TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,289,016

	HOTELS, RESTAURANTS & LEISURE - 1.5%
	Brinker International, Inc.	2,200	86,152
	Dover Downs Gaming & Entertainment, Inc.	1,600	41,232
	Hilton Hotels Corp.	8,500	228,990
[5]	MTR Gaming Group, Inc.	5,300	52,205
[5]	Papa John’s International, Inc.	1,400	46,788
[5]	Penn National Gaming, Inc.	1,500	61,080
[5]	Shuffle Master, Inc.	5,400	199,530
[5]	Starbucks Corp.	5,000	186,350
	TOTAL HOTELS, RESTAURANTS & LEISURE		$902,327

	HOUSEHOLD DURABLES - 0.4%
	Harman International Industries, Inc.	1,400	123,186
	La-Z Boy, Inc.	2,200	33,704
	Stanley Furniture Co., Inc.	800	21,672
[5]	Toll Brothers, Inc.	2,650	85,198
	TOTAL HOUSEHOLD DURABLES		$263,760

	HOUSEHOLD PRODUCTS - 2.7%
	Colgate-Palmolive Co.	5,000	295,600
	Procter & Gamble Co.	22,800	1,327,188
	TOTAL HOUSEHOLD PRODUCTS		$1,622,788

	IT SERVICES - 0.8%
[5]	Cognizant Technology Solutions Corp.	2,800	178,108
[5]	Covansys Corp.	3,500	60,900
[5]	iPayment Holdings, Inc.	1,200	51,900
[5]	Lightbridge, Inc.	5,600	71,232
	MoneyGram International, Inc.	2,500	84,750
[5]	MPS Group, Inc.	3,800	60,648
	TOTAL IT SERVICES		$507,538

	INDUSTRIAL CONGLOMERATES - 2.7%
	3M Co.	5,000	427,150
	General Electric Co.	31,600	1,093,044
	Walter Industries, Inc.	1,000	66,330
	TOTAL INDUSTRIAL CONGLOMERATES		$1,586,524

	INSURANCE - 3.9%
	Ambac Financial Group, Inc.	2,500	205,900
	American International Group, Inc.	10,200	665,550
	Fidelity National Financial, Inc.	12,500	524,750
	HCC Insurance Holdings, Inc.	9,100	304,759
	Lincoln National Corp.	7,000	406,560
[5]	Navigators Group, Inc.	1,700	80,427
	State Auto Financial Corp.	3,700	130,129
	TOTAL INSURANCE		$2,318,075

	INTERNET & CATALOG RETAIL - 0.5%
[5]	Coldwater Creek, Inc.	2,300	$64,308
[5]	eBay, Inc.	7,300	251,193
	TOTAL INTERNET & CATALOG RETAIL		$315,501

	INTERNET SOFTWARE & SERVICES - 1.2%
[5]	Digitas, Inc.	3,500	49,385
[5]	EarthLink Network, Inc.	4,700	42,723
[5]	Google, Inc.	700	292,558
[5]	Hurray! Holding Co. Ltd.	5,400	47,142
[5]	Interwoven, Inc.	4,800	48,720
[5]	webMethods, Inc.	6,800	65,076
[5]	Yahoo!, Inc.	5,000	163,900
	TOTAL INTERNET SOFTWARE & SERVICES		$709,504

	MACHINERY - 3.4%
	Caterpillar, Inc.	5,300	401,422
[5]	Flowserve Corp.	600	34,512
	Graco, Inc.	15,100	705,925
	Harsco Corp.	4,150	345,902
	JLG Industries, Inc.	1,600	45,888
	Joy Global, Inc	5,600	367,864
	Kennametal, Inc.	600	37,110
	Manitowoc, Inc.	1,000	49,590
	Wabtec Corp.	600	21,918
	TOTAL MACHINERY		$2,010,131

	MEDIA - 0.5%
	Time Warner, Inc.	11,300	196,620
[5]	XM Satellite Radio Holdings, Inc., Class A	5,400	109,188
	TOTAL MEDIA		$305,808

	METALS & MINING - 2.4%
[5]	Aleris International, Inc.	1,000	46,250
	Castle (A.M.) & Co.	700	25,270
[5]	Century Aluminum Co.	600	28,566
	Cleveland Cliffs, Inc.	3,100	265,329
	Commercial Metals Corp.	800	43,520
	Fording Canadian Coal Trust	1,800	66,150
	Foundation Coal Holdings, Inc.	900	45,630
[5]	Oregon Steel Mills, Inc.	1,200	59,436
	Peabody Energy Corp.	10,000	638,600
	Steel Dynamics, Inc.	2,800	174,832
[5]	Titanium Metals Corp.	500	35,825
	TOTAL METALS & MINING		$1,429,408

	MULTILINE RETAIL - 1.3%
[5]	Conn’s, Inc.	1,400	47,838
[5]	Dollar Tree Stores, Inc.	1,200	31,284
[5]	Sears Holdings Corp.	1,500	215,535
	Target Corp.	9,000	$477,900
	TOTAL MULTILINE RETAIL		$772,557

	OIL & GAS - 3.8%
	Exxon Mobil Corp.	29,100	1,835,628
	Tesoro Petroleum Corp.	1,100	76,912
	XTO Energy, Inc.	9,100	385,385
	TOTAL OIL & GAS		$2,297,925

	OIL, GAS & CONSUMABLE FUELS - 2.7%
	Chevron Corp.	6,800	414,936
	ConocoPhillips	5,500	367,950
	CONSOL Energy, Inc.	3,048	259,568
[5]	Denbury Resources, Inc.	2,200	71,720
	EOG Resources, Inc.	2,300	161,529
[5]	Giant Industries, Inc.	700	50,316
	Hugoton Royalty Trust	543	14,996
	Noble Energy, Inc.	1,600	71,968
	Pioneer Natural Resources Co.	3,500	149,870
[5]	USEC, Inc.	2,500	31,750
	TOTAL OIL, GAS & CONSUMABLE FUELS		$1,594,603

	PAPER & FOREST PRODUCTS - 0.1%
	Abitibi-Consolidated, Inc.	7,400	32,264
	PERSONAL PRODUCTS - 0.3%
	Estee Lauder Cos., Inc., Class A	5,500	204,160
	PHARMACEUTICALS - 7.2%
	Abbott Laboratories	6,300	269,262
[5]	Andrx Group	700	16,317
[5]	Cephalon, Inc.	2,500	164,150
	Johnson & Johnson	20,000	1,172,200
	Lilly (Eli) & Co.	3,700	195,804
[5]	New River Pharmaceuticals, Inc.	1,600	54,400
	Novartis AG, ADR	7,000	402,570
	Pfizer, Inc.	44,000	1,114,520
[5]	Pozen, Inc.	600	8,982
	Roche Holding AG, ADR	2,600	200,590
[5]	Sepracor, Inc.	6,308	281,589
	Wyeth	8,200	399,094
	TOTAL PHARMACEUTICALS		$4,279,478

	REAL ESTATE - 0.2%
	St. Joe Co.	1,600	89,856
	ROAD & RAIL - 0.2%
	Hunt (J.B.) Transportation Services, Inc.	6,000	142,980
	SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.0%
[5]	Advanced Micro Devices, Inc.	12,900	417,315
[5]	Exar Corp.	4,000	57,960
	Intel Corp.	22,200	443,556
[5]	International Rectifier Corp.	2,700	$122,040
[5]	Lam Research Corp.	2,000	97,760
[5]	MKS Instruments, Inc.	4,800	114,576
	Microchip Technology, Inc.	4,800	178,848
[5]	RF Micro Devices, Inc.	3,900	36,270
	Texas Instruments, Inc.	9,000	312,390
	TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$1,780,715

	SOFTWARE - 4.9%
[5]	Ansys, Inc.	4,400	248,380
[5]	Cadence Design Systems, Inc.	10,000	189,300
[5]	Electronic Arts, Inc.	6,000	340,800
[5]	FileNet Corp.	1,900	52,858
[5]	Lawson Software, Inc.	6,800	52,224
[5]	MapInfo Corp.	2,300	31,970
	Microsoft Corp.	66,800	1,613,220
[5]	Opswares, Inc.	4,900	41,454
	SAP AG, ADR	6,000	327,780
[5]	SSA Global Technologies, Inc.	1,200	18,600
	TOTAL SOFTWARE		$2,916,586

	SPECIALTY RETAIL - 6.0%
	Abercrombie & Fitch Co., Class A	2,900	176,117
	American Eagle Outfitters, Inc.	6,200	200,880
[5]	Bed Bath & Beyond, Inc.	6,800	260,780
	Best Buy Co., Inc.	2,300	130,318
	Buckle, Inc.	1,400	59,850
[5]	Chicos Fas, Inc.	6,700	248,302
[5]	Dress Barn, Inc.	1,900	48,051
[5]	GameStop Corp.	1,950	92,040
[5]	Genesco, Inc.	1,300	53,729
	Home Depot, Inc.	20,500	818,565
	Lowe’s Cos., Inc.	5,500	346,775
	Michaels Stores, Inc.	7,500	283,725
[5]	Payless ShoeSource, Inc.	2,100	48,237
	Ross Stores, Inc.	8,600	263,504
[5]	Shoe Carnival, Inc.	2,400	67,272
	Staples, Inc.	7,700	203,357
[5]	Urban Outfitters, Inc.	5,200	120,640
[5]	Williams-Sonoma, Inc.	3,600	150,732
	TOTAL SPECIALTY RETAIL		$3,572,874

	TEXTILES, APPAREL & LUXURY GOODS - 0.7%
[5]	Coach, Inc.	5,900	$194,818
	Nike, Inc., Class B	2,200	180,048
[5]	Skechers USA, Inc., Class A	1,300	35,555
	TOTAL TEXTILES, APPAREL & LUXURY GOODS		$410,421

	THRIFTS & MORTGAGE FINANCE - 0.4%
	Federal Home Loan Mortgage Corp.	3,500	213,710
	TOBACCO - 1.3%
	Altria Group, Inc.	11,000	804,760
	TRADING COMPANIES & DISTRIBUTORS - 0.7%
	Fastenal Co.	3,000	140,430
[5]	United Rentals, Inc.	6,300	224,721
[5]	WESCO International, Inc.	900	67,500
	TOTAL TRADING COMPANIES & DISTRIBUTORS		$432,651

TOTAL COMMON STOCKS (IDENTIFIED COST $52,379,257)			$59,119,635

4MUTUAL FUNDS - 2.0%
	MTB Money Market Fund, Institutional Shares	434,416	434,416
	MTB Prime Money Fund, Institutional Shares	772,356	772,356
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)			$1,206,772

TOTAL INVESTMENTS - 101.0% (IDENTIFIED COST $53,586,029)			$60,326,407

OTHER ASSETS AND LIABILITIES - NET - (1.0)%			$(564,417)

TOTAL NET ASSETS - 100%			$59,761,990

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Mid Cap Stock Fund

At April 30, 2006, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets

Insurance	6.7%

Health Care Providers & Services	5.4%

Machinery	5.4%

Specialty Retail	5.1%

Diversified Financial Services	4.6%

Oil & Gas	4.3%

Electric Utilities	3.9%

Commercial Banks	3.8%

Household Durables	3.4%

Capital Markets	3.0%

Health Care Equipment & Supplies	2.9%

Oil, Gas & Consumable Fuels	2.9%

Semiconductor Equipment & Products	2.9%

Energy Equipment & Services	2.7%

Metals & Mining	2.6%

Computers & Peripherals	2.4%

IT Services	2.4%

Software	2.4%

Chemicals	2.2%

Commercial Services & Supplies	2.0%

Aerospace & Defense	1.5%

Food & Staples Retailing	1.5%

Real Estate	1.5%

Auto Components	1.4%

Communications Equipment	1.4%

Hotels, Restaurants & Leisure	1.3%

Biotechnology	1.2%

Food Products	1.2%

Construction & Engineering	1.1%

Leisure Equipment & Products	1.1%

Multiline Utilities	1.1%

Multiline Retail	1.0%

Trading Companies & Distributors	1.0%

Pharmaceuticals	0.9%

Diversified Telecommunication Services	0.8%

Gas Utilities	0.8%

Media	0.8%

Road & Rail	0.8%

Beverages	0.7%

Electrical Equipment	0.7%

Textiles, Apparel & Luxury Goods	0.7%

Air Freight & Logistics	0.6%

Paper & Forest Products	0.6%

Airlines	0.4%

Consumer Finance	0.4%

Industrial Conglomerates	0.3%

Tobacco	0.3%

Utilities	0.3%

Electronic Equipment & Instruments	0.2%

Cash Equivalents[2]	3.6%

Other Assets & Liabilities-Net[3]	(0.2)%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities

PORTFOLIO OF INVESTMENTS

Description		Shares	Value

COMMON STOCKS - 96.6%
	AEROSPACE & DEFENSE - 1.5%
	Precision Castparts Corp.	15,800	$995,084
	Goodrich (B.F.) Co.	30,600	1,361,700
	TOTAL AEROSPACE & DEFENSE		$2,356,784

	AIR FREIGHT & LOGISTICS - 0.6%
	C.H. Robinson Worldwide, Inc.	20,300	900,305
	AIRLINES - 0.4%
[5]	Alaska Air Group, Inc.	13,700	520,052
[5]	ExpressJet Holdings, Inc.	35,700	199,920
	TOTAL AIRLINES		$719,972

	AUTO COMPONENTS - 1.4%
	Autoliv, Inc.	20,500	1,133,650
	Bandag, Inc.	9,200	369,104
[5]	Goodyear Tire and Rubber Co.	56,600	792,400
	TOTAL AUTO COMPONENTS		$2,295,154

	BEVERAGES - 0.7%
	PepsiAmercias, Inc.	45,700	1,079,434
	BIOTECHNOLOGY - 1.2%
[5]	Cephalon Inc.	12,900	847,014
[5]	Martek Biosciences Corp.	17,600	522,720
,5	PDL Biopharma Inc.	20,000	575,600
	TOTAL BIOTECHNOLOGY		$1,945,334

	CAPITAL MARKETS - 3.0%
[5]	Affiliated Managers Group, Inc.	10,000	1,013,000
	Bear Stearns & Co., Inc.	10,100	1,439,351
	Edwards (AG), Inc.	24,100	1,273,444
	Investment Technology Group	6,200	328,538
	Legg Mason, Inc.	6,400	758,272
	TOTAL CAPITAL MARKETS		$4,812,605

	CHEMICALS - 2.2%
	Chemtura Corp.	75,300	$918,660
	Eastman Chemical Co.	18,100	983,735
	PPG Industries, Inc.	15,600	1,047,072
	Spartech Corp.	16,800	396,984
	Valspar Corp.	10,400	294,320
	TOTAL CHEMICALS		$3,640,771

	COMMERCIAL BANKS - 3.8%
	Comerica, Inc.	25,000	1,421,750
	Commerce Bancshares, Inc.	9,765	510,221
	Huntington Bancshares, Inc.	43,300	1,045,695
	KeyCorp	45,700	1,746,654
	Popular, Inc.	16,500	341,220
	Zions Bancorp	12,200	1,012,966
	TOTAL COMMERCIAL BANKS		$6,078,506

	COMMERCIAL SERVICES & SUPPLIES - 2.0%
[5]	Education Management Corp.	18,696	793,832
[5]	Laureate Education, Inc.	26,300	1,317,367
	Teletech Holdings Inc.	34,700	445,548
[5]	Waste Connections, Inc.	17,800	685,300
	TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,242,047

	COMMUNICATIONS EQUIPMENT - 1.4%
[5]	Andrew Corp.	36,300	384,054
[5]	F5 Networks, Inc.	11,200	655,872
	Harris Corp.	25,300	1,178,221
	TOTAL COMMUNICATIONS EQUIPMENT		$2,218,147

	COMPUTERS & PERIPHERALS - 2.4%
[5]	Electronics for Imaging, Inc.	20,900	$573,914
[5]	Lexmark International Inc.	9,200	448,040
[5]	SanDisk Corp.	6,200	395,746
[5]	Seagate Technology	39,100	1,038,496
[5]	Western Digital Corp.	66,100	1,390,744
	TOTAL COMPUTERS & PERIPHERALS		$3,846,940

	CONSTRUCTION & ENGINEERING - 1.1%
	Foster Wheeler Ltd.	23,500	1,047,160
	McDermott International Inc.	11,000	668,800
	TOTAL CONSTRUCTION & ENGINEERING		$1,715,960

	CONSUMER FINANCE - 0.4%
	Capital One Financial Corp.	8,200	710,448
	DIVERSIFIED FINANCIAL SERVICES - 4.6%
	CIT Group, Inc.	41,200	2,225,212
	CapitalSource, Inc.	47,713	1,121,256
[5]	Intercontinental Exchange Inc.	4,900	349,419
	International Secs. Exchange	6,700	294,465
	iShares S&P 400/Citi Growth Index Fund	6,900	557,382
	Loews Corp.	14,700	1,560,405
	Principal Financial Group	26,500	1,359,715
	TOTAL DIVERSIFIED FINANCIAL SERVICES		$7,467,854

	DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
	Alaska Communications System Inc.	18,100	228,241
	CenturyTel, Inc.	27,800	1,048,060
	TOTAL DIVERSIFIED TELECOMMINICATION SERVICES		$1,276,301

	ELECTRIC UTILITIES - 3.9%
	American Electric Power Co., Inc.	36,500	1,221,290
	Cleco Corp.	23,200	522,000
	Edison International	18,700	755,667
	PNM Resources, Inc.	34,200	865,602
	Pinnacle West Capital Corp.	21,800	874,180
	Puget Energy, Inc.	40,300	837,031
	Xcel Energy, Inc.	66,000	1,243,440
	TOTAL ELECTRIC UTILITIES		$6,319,210

	ELECTRICAL EQUIPMENT - 0.7%
	Rockwell Automation, Inc.	15,500	1,123,130
	ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
[5]	Ingram Micro, Inc., Class A	21,700	399,063
	ENERGY EQUIPMENT & SERVICES - 2.7%
	Ensco International, Inc.	19,200	$1,027,008
[5]	Grant Prideco, Inc.	20,300	1,039,360
[5]	Nabors Industries Ltd.	26,400	985,512
[5]	Weatherford International Ltd.	25,200	1,333,836
	TOTAL ENERGY EQUIPMENT & SERVICES		$4,385,716

	FOOD & STAPLES RETAILING - 1.5%
	Albertsons, Inc.	32,100	813,093
	Longs Drug Stores Corp.	21,300	1,009,833
	SUPERVALU, Inc.	22,800	661,428
	TOTAL FOOD & STAPLES RETAILING		$2,484,354

	FOOD PRODUCTS - 1.2%
	Del Monte Foods Co.	66,600	776,556
	McCormick & Co., Inc.	21,300	741,879
	Tyson Foods, Inc., Class A	27,100	395,660
	TOTAL FOOD PRODUCTS		$1,914,095

	GAS UTILITIES - 0.8%
	Questar Corp.	10,900	872,545
	WGL Holdings, Inc.	14,900	438,358
	TOTAL GAS UTILITIES		$1,310,903

	HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
[5]	Cytyc Corp.	46,700	1,207,195
	Dentsply International Inc.	10,900	650,403
[5]	Intuitive Surgical Inc.	6,600	838,200
	Invacare Corp.	11,300	346,345
	Mentor Corp.	22,100	957,593
[5]	Varian Medical Systems, Inc.	14,102	738,663
	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$4,738,399

	HEALTH CARE PROVIDERS & SERVICES - 5.4%
	CIGNA Corp.	9,000	963,000
[5]	Cerner Corp.	27,700	1,098,305
[5]	Express Scripts, Inc., Class A	15,400	1,203,356
	IMS Health Inc.	23,300	633,294
[5]	Pediatrix Medical Group	24,000	1,214,880
[5]	Psychiatric Solutions, Inc.	35,000	1,157,100
	Quest Diagnostics Inc.	14,200	791,366
[5]	United Surgical Partners International, Inc.	26,175	864,037
	Universal Health Services, Inc., Class B	15,600	792,324
	TOTAL HEALTH CARE PROVIDERS & SERVICES		$8,717,662

	HOTELS, RESTAURANTS & LEISURE - 1.3%
	Brinker International, Inc.	11,200	$438,592
[5]	MeriStar Hospitality Corp.	64,000	668,160
[5]	Shuffle Master, Inc.	28,000	1,034,600
	TOTAL HOTELS, RESTAURANTS & LEISURE		$2,141,352

	HOUSEHOLD DURABLES - 3.4%
	Beazer Homes USA Inc.	7,800	449,514
	Blyth Industries, Inc.	12,700	260,985
	Harman International Industries, Inc.	7,150	629,128
	Newell Rubbermaid Inc.	17,100	468,882
[5]	NVR, Inc.	900	679,500
	Stanley Works	20,700	1,081,575
[5]	Toll Brothers, Inc.	13,650	438,847
	Whirlpool Corp.	17,802	1,597,729
	TOTAL HOUSEHOLD DURABLES		$5,606,160

	IT SERVICES - 2.4%
[5]	Cognizant Technology Solutions	14,600	928,706
[5]	Computer Sciences Corp.	24,608	1,440,798
	Sabre Group Holdings, Inc.	54,700	1,263,023
[5]	Unisys Corp.	33,000	205,920
	TOTAL IT SERVICES		$3,838,447

	INDUSTRIAL CONGLOMERATES - 0.3%
	Tredegar Industries, Inc.	34,000	546,040
	INSURANCE - 6.7%
	Assurant Inc.	9,300	447,981
	Cincinnati Financial Corp.	24,465	1,043,188
	Fidelity National Financial Inc.	26,200	1,099,876
	HCC Insurance Holdings, Inc.	35,200	1,178,848
	Lincoln National Corp.	40,002	2,323,316
	MBIA Inc.	7,700	459,151
	Nationwide Financial Services, Inc., Class A	27,000	1,184,760
	Radian Group Inc.	12,000	752,640
	Safeco Corp.	21,000	1,089,900
	State Auto Financial Corp.	18,900	664,713
	Unitrin, Inc.	13,200	644,820
	TOTAL INSURANCE		$10,889,193

	LEISURE EQUIPMENT & PRODUCTS - 1.1%
	Eastman Kodak Co.	32,600	878,896
	Hasbro, Inc.	45,500	896,805
	TOTAL LEISURE EQUIPMENT & PRODUCTS		$1,775,701

	MACHINERY - 5.4%
[5]	AGCO Corp.	31,100	736,137
	Crane Co.	17,500	739,375
	Cummins, Inc.	12,400	$1,295,800
[5]	EnPro Industries, Inc.	16,900	623,272
	Graco, Inc.	30,000	1,402,500
	Harsco Corp.	15,500	1,291,925
	Joy Global Inc.	21,550	1,415,619
	NACCO Industries, Inc., Class A	6,000	966,600
[5]	Tecumseh Products Co., Class A	14,400	330,480
	TOTAL MACHINERY		$8,801,708

	MEDIA - 0.8%
	Tribune Co.	14,800	426,684
	Westwood One	38,800	374,420
[5]	XM Satellite Radio Holdings, Inc., Class A	27,800	562,116
	TOTAL MEDIA		$1,363,220

	METALS & MINING - 2.6%
	Cleveland Cliffs, Inc.	12,300	1,052,757
	Fording Canadian Coal Trust	9,500	349,125
	Nucor Corp.	4,600	500,572
	Phelps Dodge Corp.	10,000	861,900
	Steel Dynamics Inc.	12,800	799,232
	United States Steel Corp.	10,200	698,700
	TOTAL METALS & MINING		$4,262,286

	MULTILINE RETAIL - 1.0%
	Penney (J.C.) Co., Inc.	23,800	1,557,948
	MULTILINE UTILITIES - 1.1%
	Alliant Energy Corp.	42,200	1,348,712
	Teco Energy Inc.	23,700	378,726
	TOTAL MULTILINE UTILITIES		$1,727,438

	OIL & GAS - 4.3%
	Amerada-Hess Corp.	12,600	1,805,202
	Marathon Oil Corp.	20,000	1,587,200
	Sunoco, Inc.	20,200	1,637,008
[5]	The Houston Exploration Co.	15,600	872,352
	XTO Energy, Inc.	23,966	1,014,960
	TOTAL OIL & GAS		$6,916,722

	OIL, GAS & CONSUMABLE FUELS - 2.9%
	CONSOL Energy, Inc.	15,425	1,313,593
[5]	Denbury Resources Inc.	11,100	361,860
	Hugoton Royalty Trust	1,428	39,495
	Noble Energy Inc.	8,400	377,832
	Peabody Energy Corp.	28,400	1,813,624
	Pioneer Natural Resources Co.	17,900	766,478
	TOTAL OIL, GAS & CONSUMABLE FUELS		$4,672,882

	PAPER & FOREST PRODUCTS - 0.6%
	MeadWestvaco Corp.	31,400	$895,215
	PHARMACEUTICALS - 0.9%
[5]	Sepracor, Inc.	32,781	1,463,344
	REAL ESTATE - 1.5%
	American Home Mortgage Investment Corp.	19,400	673,568
	Felcor Lodging Trust Inc.	23,600	510,940
	First Industrial Realty Trust Inc.	8,900	349,236
	Hospitality Property Trust	10,600	456,860
	St. Joe Co.	8,300	466,128
	TOTAL REAL ESTATE		$2,456,732

	ROAD & RAIL - 0.8%
	CSX Corp.	13,600	931,464
	J.B. Hunt Transport Services, Inc.	16,400	390,812
	TOTAL ROAD & RAIL		$1,322,276

	SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.9%
	Advanced Micro Devices Inc.	27,900	902,565
[5]	International Rectifier Corp.	13,700	619,240
[5]	Lam Research Corp.	10,600	518,128
	Microchip Technology, Inc.	25,100	935,226
[5]	Micron Technology Inc.	70,000	1,187,900
[5]	MKS Instruments Inc.	25,500	608,685
	TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$4,771,744

	SOFTWARE - 2.4%
[5]	Ansys, Inc.	17,100	965,295
[5]	Cadence Design System, Inc.	51,400	973,002
[5]	Electronic Arts, Inc.	14,170	804,856
	Reynolds & Reynolds Co., Class A	37,100	1,103,354
	TOTAL SOFTWARE		$3,846,507

	SPECIALTY RETAIL - 5.1%
	Abercrombie & Fitch Co.	11,000	668,030
	American Eagle Outfitters Inc.	32,000	1,036,800
[5]	Chicos Fas, Inc.	35,000	1,297,100
[5]	GameStop Corp.	10,250	483,800
	Michaels Stores, Inc.	38,600	1,460,238
	Ross Stores, Inc.	44,150	1,352,756
	Sherwin-Williams Co.	9,700	$494,118
[5]	Urban Outfitters, Inc.	27,000	626,400
[5]	Williams-Sonoma, Inc.	18,400	770,408
	TOTAL SPECIALTY RETAIL		$8,189,650

	TEXTILES APPAREL & LUXURY GOODS - 0.7%
	V.F. Corp.	19,100	1,168,729
	TOBACCO - 0.3%
	Reynolds American, Inc.	4,700	515,355
	TRADING COMPANIES & DISTRIBUTORS - 1.0%
	Fastenal Co.	15,000	702,150
[5]	United Rentals, Inc.	22,900	816,843
	TOTAL TRADING COMPANIES & DISTRIBUTORS		$1,518,993

	UTILITIES - 0.3%
	National Fuel Gas Co. N.J	13,200	438,900
TOTAL COMMON STOCKS (IDENTIFIED COST $129,474,004)			$156,385,636

4MUTUAL FUND - 3.6%
	MTB Prime Money Market Fund, Institutional Shares (AT NET ASSET VALUE)	5,727,686	$5,727,686

TOTAL INVESTMENTS - 100.2% (IDENTIFIED COST $135,201,690)			$162,113,322

OTHER ASSETS AND LIABILITIES - NET - (0.2)%			$(260,399)

TOTAL NET ASSETS - 100%			$161,852,923

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Mid Cap Growth Fund

At April 30, 2006, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets

Specialty Retail	9.9%

Health Care Providers & Services	8.9%

Oil, Gas & Consumable Fuels	7.3%

Energy Equipment & Services	5.7%

Health Care Equipment & Supplies	5.6%

Machinery	5.2%

Semiconductor Equipment & Products	4.6%

Insurance	3.8%

Software	3.5%

Metals & Mining	2.8%

Capital Markets	2.7%

Diversified Consumer Services	2.7%

Diversified Financial Services	2.7%

Biotechnology	2.5%

Computers & Peripherals	2.5%

Communications Equipment	2.3%

Construction & Engineering	2.2%

Real Estate	2.1%

Trading Companies & Distributors	2.0%

Hotels, Restaurants & Leisure	1.9%

Pharmaceuticals	1.9%

Electrical Equipment	1.4%

Household Durables	1.4%

Aerospace & Defense	1.3%

Commercial Banks	1.3%

IT Services	1.2%

Air Freight & Logistics	1.1%

Gas Utilities	1.1%

Food Products	1.0%

Commercial Services & Supplies	0.9%

Consumer Finance	0.9%

Media	0.7%

Road & Rail	0.5%

Diversified Telecommunication Services	0.3%

Cash Equivalents[2]	4.4%

Other Assets & Liabilities-Net[3]	(0.3)%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description		Shares	Value

COMMON STOCKS - 95.9%
	AEROSPACE & DEFENSE - 1.3%
	Precision Castparts Corp.	18,100	$1,139,938
	AIR FREIGHT & LOGISTICS - 1.1%
	C.H. Robinson Worldwide, Inc.	23,200	1,028,920
	BIOTECHNOLOGY - 2.5%
[5]	Cephalon, Inc.	14,800	971,768
[5]	Martek Biosciences Corp.	20,500	608,850
[5]	PDL BioPharma, Inc.	23,200	667,696
	TOTAL BIOTECHNOLOGY		$2,248,314

	CAPITAL MARKETS - 2.7%
[5]	Affiliated Managers Group	11,400	1,154,820
[5]	Investment Technology Group, Inc.	7,200	381,528
	Legg Mason, Inc.	7,300	864,904
	TOTAL CAPITAL MARKETS		$2,401,252

	COMMERCIAL BANKS - 1.3%
[5]	Dime Bancorp, Inc., Warrants	9,500	1,596
	Zions Bancorp	14,300	1,187,329
	TOTAL COMMERCIAL BANKS		$1,188,925

	COMMERCIAL SERVICES & SUPPLIES - 0.9%
[5]	Waste Connections, Inc.	20,400	785,400
	COMMUNICATIONS EQUIPMENT - 2.3%
[5]	F5 Networks, Inc.	12,800	749,568
	Harris Corp.	29,100	1,355,187
	TOTAL COMMUNICATIONS EQUIPMENT		$2,104,755

	COMPUTERS & PERIPHERALS - 2.5%
[5]	Electronics for Imaging, Inc.	24,150	663,159
[5]	Sandisk Corp.	7,100	453,193
[5]	Seagate Technology Holdings	44,700	1,187,232
	TOTAL COMPUTERS & PERIPHERALS		$2,303,584

	CONSTRUCTION & ENGINEERING - 2.2%
[5]	Foster Wheeler Ltd.	26,800	1,194,208
[5]	McDermott International, Inc.	12,600	766,080
	TOTAL CONSTRUCTION & ENGINEERING		$1,960,288

	CONSUMER FINANCE - 0.9%
	Capital One Financial Corp.	9,400	814,416
	DIVERSIFIED CONSUMER SERVICES - 2.7%
[5]	Education Management Corp.	21,263	902,827
[5]	Laureate Education, Inc.	30,225	1,513,970
	TOTAL DIVERSIFIED CONSUMER SERVICES		$2,416,797

	DIVERSIFIED FINANCIAL SERVICES - 2.7%
	CIT Group, Inc.	19,800	$1,069,398
[5]	InterContinentalExchange, Inc.	5,800	413,598
[5]	International Securities Exchange, Inc.	7,900	347,205
	iShares S&P Midcap 400/Citigroup Growth Index Fund	7,900	638,162
	TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,468,363

	DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
	Alaska Communications Systems Holdings, Inc.	20,700	261,027
	ELECTRICAL EQUIPMENT - 1.4%
	Rockwell Automation, Inc.	17,800	1,289,788
	ENERGY EQUIPMENT & SERVICES - 5.7%
	ENSCO International, Inc.	22,500	1,203,525
[5]	Grant Prideco, Inc.	23,700	1,213,440
[5]	Nabors Industries Ltd.	30,800	1,149,764
[5]	Weatherford International Ltd.	29,400	1,556,142
	TOTAL ENERGY EQUIPMENT & SERVICES		$5,122,871

	FOOD PRODUCTS - 1.0%
	McCormick & Co., Inc.	24,800	863,784
	GAS UTILITIES - 1.1%
	Questar Corp.	12,400	992,620
	HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
[5]	Cytyc Corp.	54,100	1,398,485
	Dentsply International, Inc.	12,500	745,875
[5]	Intuitive Surgical, Inc.	7,700	977,900
	Mentor Corp.	25,700	1,113,581
[5]	Varian Medical Systems, Inc.	16,118	844,261
	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$5,080,102

	HEALTH CARE PROVIDERS & SERVICES - 8.9%
[5]	Cerner Corp.	31,600	1,252,940
[5]	Express Scripts, Inc., Class A	17,700	1,383,078
	IMS Health, Inc.	27,200	739,296
[5]	Pediatrix Medical Group	28,000	1,417,360
[5]	Psychiatric Solutions, Inc.	40,700	1,345,542
	Quest Diagnostic, Inc.	16,400	913,972
[5]	United Surgical Partners International, Inc.	30,700	1,013,407
	TOTAL HEALTH CARE PROVIDERS & SERVICES		$8,065,595

	HOTELS, RESTAURANTS & LEISURE - 1.9%
	Brinker International, Inc.	12,900	$505,164
[5]	Shuffle Master, Inc.	32,200	1,189,790
	TOTAL HOTELS, RESTAURANTS & LEISURE		$1,694,954

	HOUSEHOLD DURABLES - 1.4%
	Harman International Industries, Inc.	8,400	739,116
[5]	Toll Brothers, Inc.	16,000	514,400
	TOTAL HOUSEHOLD DURABLES		$1,253,516

	IT SERVICES - 1.2%
[5]	Cognizant Technology Solutions Corp.	16,900	1,075,009
	INSURANCE - 3.8%
	Fidelity National Financial, Inc.	30,200	1,267,796
	HCC Insurance Holdings, Inc.	40,900	1,369,741
	State Auto Financial Corp.	21,600	759,672
	TOTAL INSURANCE		$3,397,209

	MACHINERY - 5.2%
	Graco, Inc.	34,400	1,608,200
	Harsco Corp.	17,750	1,479,462
	Joy Global, Inc.	24,650	1,619,258
	TOTAL MACHINERY		$4,706,920

	MEDIA - 0.7%
[5]	XM Satellite Radio Holdings, Inc., Class A	32,700	661,194
	METALS & MINING - 2.8%
	Cleveland Cliffs, Inc.	14,200	1,215,378
	Fording Canadian Coal Trust	10,900	400,575
	Steel Dynamics, Inc.	14,700	917,868
	TOTAL METALS & MINING		$2,533,821

	OIL, GAS & CONSUMABLE FUELS - 7.3%
	CONSOL Energy, Inc.	17,676	1,505,288
[5]	Denbury Resources, Inc.	12,700	414,020
	Hugoton Royalty Trust	1,673	46,268
	Noble Energy, Inc.	9,600	431,808
	Peabody Energy Corp.	32,400	2,069,064
	Pioneer Natural Resources, Inc.	20,900	894,938
	XTO Energy, Inc.	28,076	1,189,019
	TOTAL OIL, GAS & CONSUMABLE FUELS		$6,550,405

	PHARMACEUTICALS - 1.9%
[5]	Sepracor, Inc.	38,244	1,707,212
	REAL ESTATE - 2.1%
[5]	CapitalSource Inc.	55,564	1,305,754
	St. Joe Co.	9,825	$551,772
	TOTAL REAL ESTATE		$1,857,526

	ROAD & RAIL - 0.5%
	Hunt (J.B.) Transportation Services, Inc.	19,000	452,770
	SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.6%
[5]	Advanced Micro Devices, Inc.	32,000	1,035,200
[5]	International Rectifier Corp.	15,600	705,120
[5]	Lam Research Corp.	12,300	601,224
[5]	MKS Instruments, Inc.	29,400	701,778
	Microchip Technology, Inc.	29,100	1,084,266
	TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$4,127,588

	SOFTWARE - 3.5%
[5]	Ansys, Inc.	19,700	1,112,065
[5]	Cadence Design Systems, Inc.	58,500	1,107,405
[5]	Electronic Arts, Inc.	16,300	925,840
	TOTAL SOFTWARE		$3,145,310

	SPECIALTY RETAIL - 9.9%
	Abercrombie & Fitch Co., Class A	12,800	777,344
	American Eagle Outfitters, Inc.	37,300	1,208,520
[5]	Chicos Fas, Inc.	41,000	1,519,460
[5]	GameStop Corp.	11,800	556,960
	Michaels Stores, Inc.	45,450	1,719,374
	Ross Stores, Inc.	50,550	1,548,852
[5]	Urban Outfitters, Inc.	31,900	740,080
[5]	Williams-Sonoma, Inc.	21,400	896,018
	TOTAL SPECIALTY RETAIL		$8,966,608

	TRADING COMPANIES & DISTRIBUTORS - 2.0%
	Fastenal Co.	18,300	856,623
[5]	United Rentals, Inc.	26,600	948,822
	TOTAL TRADING COMPANIES & DISTRIBUTORS		$1,805,445

TOTAL COMMON STOCKS (IDENTIFIED COST $64,063,770)			$86,472,226

4MUTUAL FUNDS - 4.4%
	MTB Money Market Fund, Institutional Shares	2	2
	MTB Prime Money Market Fund, Institutional Shares	3,961,441	3,961,441
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)			$3,961,443

TOTAL INVESTMENTS - 100.3% (IDENTIFIED COST $68,025,213)			$90,433,669

OTHER ASSETS AND LIABILITIES - NET - (0.3)%			$(293,675)

TOTAL NET ASSETS - 100%			$90,139,994

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Small Cap Stock Fund

At April 30, 2006, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets

Semiconductor Equipment & Products	9.2%

Commercial Banks	5.7%

Insurance	4.5%

Internet Software & Services	4.3%

Real Estate	4.0%

Specialty Retail	4.0%

Commercial Services & Supplies	3.8%

Biotechnology	3.5%

Thrifts & Mortgage Finance	3.3%

Machinery	3.2%

Oil, Gas & Consumable Fuels	2.8%

Pharmaceuticals	2.7%

Communications Equipment	2.7%

Chemicals	2.4%

Electronic Equipment & Instruments	2.4%

Household Durables	2.4%

Software	2.3%

Building Products	2.0%

Computers & Peripherals	2.0%

Electrical Equipment	2.0%

Metals & Mining	2.0%

Health Care Providers & Services	1.8%

Hotels, Restaurants & Leisure	1.8%

Textiles, Apparel & Luxury Goods	1.8%

Electric Utilities	1.4%

Trading Companies & Distributors	1.3%

Auto Components	1.2%

Consumer Finance	1.0%

Food & Staples Retailing	1.0%

Road & Rail	1.0%

Energy Equipment & Services	0.9%

IT Services	0.8%

Leisure Equipment & Products	0.8%

Media	0.8%

Air Freight & Logistics	0.7%

Containers & Packaging	0.7%

Diversified Financial Services	0.7%

Industrial Conglomerates	0.7%

Retail-Sporting Goods	0.7%

Capital Markets	0.6%

Computers & Integrated Systems	0.6%

Banks	0.5%

Gas Utilities	0.5%

Health Care Equipment & Supplies	0.5%

Oil-Field Services	0.5%

Medical-Drugs	0.4%

Medical Products	0.4%

Office Furniture	0.4%

Paper & Forest Products	0.4%

Retail-Restaurants	0.4%

Tobacco	0.4%

Wire & Cable Products	0.4%

Aerospace & Defense	0.3%

Construction & Engineering	0.3%

Entertainment	0.3%

Food Products	0.3%

Internet & Catalog Retailing	0.3%

Multi-Utilities & Unregulated Power	0.3%

Networking Products	0.3%

Resorts	0.2%

Electronic Composition-Misc.	0.1%

Medical-Biomedical	0.1%

Pollution Control	0.1%

Telecom Services	0.1%

Cash Equivalents[2]	0.9%

Other Assets and Liabilities-Net[3]	0.1%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global
Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description		Shares	Value

	COMMON STOCKS - 99.0%
	AEROSPACE & DEFENSE - 0.3%
[5]	DHB Industries, Inc.	118,500	$451,485
[5]	I2 Technologies, Inc.	4,400	77,044
	TOTAL AEROSPACE & DEFENSE		$528,529

	AIR FREIGHT & LOGISTICS - 0.7%
	Ryder Systems, Inc.	25,100	1,308,965
	AUTO COMPONENTS - 1.2%
	American Axle & Manufacturing Holdings, Inc.	24,300	427,923
	ArvinMeritor, Inc.	29,000	482,270
	BorgWarner, Inc.	24,200	1,469,666
	TOTAL AUTO COMPONENTS		$2,379,859

	BANKS - 0.5%
	Irwin Financial Corp.	50,400	$925,344
	BIOTECHNOLOGY - 3.5%
	Affymetrix, Inc.	22,100	633,165
[5]	Alkermes, Inc.	34,600	742,862
[5]	Cell Genesys, Inc.	92,829	631,237
[5]	Cubist Pharmaceuticals, Inc.	47,500	1,076,825
[5]	CV Therapeutics, Inc.	35,700	708,645
[5]	Medarex, Inc.	146,800	1,763,068
[5]	SONUS Pharmaceuticals, Inc.	27,900	156,798
[5]	Telik, Inc.	42,400	779,736
[5]	Third Wave Technologies, Inc.	44,600	133,354
[5]	Transgenomic, Inc.	102,900	$61,740
[5]	Vasogen, Inc.	42,400	97,520
	TOTAL BIOTECHNOLOGY		$6,784,950

	BUILDING PRODUCTS - 2.0%
	Ameron, Inc.	15,400	1,011,626
	Comfort Systems USA, Inc.	4,000	61,040
[5]	Griffon Corp.	34,300	914,781
	Universal Forest Products, Inc.	24,800	1,854,296
	TOTAL BUILDING PRODUCTS		$3,841,743

	CAPITAL MARKETS - 0.6%
	Greenhill & Co., Inc.	5,400	382,968
[5]	Thomas Weisel Partners Group, Inc.	19,700	399,319
[5]	Tradestation Group, Inc.	17,300	275,762
	TOTAL CAPITAL MARKETS		$1,058,049

	CHEMICALS - 2.4%
	Fuller (H.B.) Co.	17,800	930,940
	Georgia Gulf Corp.	18,700	554,642
	Lubrizol Corp.	19,200	837,312
	Olin Corporation	36,200	743,910
[5]	OM Group, Inc.	27,700	793,328
[5]	Symyx Technologies, Inc.	27,000	787,050
	TOTAL CHEMICALS		$4,647,182

	COMMERCIAL BANKS - 5.7%
	Bank of the Ozarks, Inc.	3,700	125,800
	Cascade Bancorp	4,700	136,958
	Chemical Financial Corp.	18,500	538,535
	Citizens Banking Corp., Michigan	34,830	910,805
	City Holding Co.	13,200	477,576
	First Charter Corp.	25,800	613,266
	First Financial Bancorp	5,149	82,538
	Glacier Bancorp, Inc.	5,851	177,636
	Greater Bay Bancorp	34,600	955,652
	Independent Bank Corp. - Michigan	26,985	736,691
	NBT Bancorp, Inc.	31,900	695,739
	Old National Bancorp	57,800	1,192,992
	Placer Sierra Bancshares	8,000	212,400
	Provident Bankshares Corp.	12,400	431,024
	Republic Bancorp, Inc.	76,015	871,892
[5]	SVB Financial Group	29,000	1,472,330
	UCBH Holdings, Inc.	4,100	72,529
	United Bankshares, Inc. W VA	21,300	777,024
	WESBANCO, Inc.	18,800	583,364
	TOTAL COMMERCIAL BANKS		$11,064,751

	COMMERCIAL SERVICES & SUPPLIES - 3.8%
	Banta Corp.	23,800	1,203,804
[5]	Heartland Payment Systems, Inc.	14,100	$369,984
	Ikon Office Solutions, Inc.	100,000	1,320,000
[5]	Kenexa Corporation	9,000	299,070
	Knoll, Inc.	33,300	724,275
[5]	Navigant Consulting, Inc.	18,700	394,196
[5]	SOURCECORP, Inc.	30,200	746,846
	Strayer Education, Inc.	4,400	457,556
	Tennant Co.	14,000	712,040
[5]	Vertrue, Inc.	25,100	1,033,367
	TOTAL COMMERCIAL SERVICES & SUPPLIES		$7,261,138

	COMMUNICATIONS EQUIPMENT - 2.7%
	Black Box Corp.	13,900	652,188
[5]	Harmonic Lightwaves, Inc.	24,800	132,680
	Plantronics, Inc.	19,000	712,500
[5]	Polycom, Inc.	146,300	3,218,600
[5]	SBA Communications Corp.	19,000	477,280
	TOTAL COMMUNICATIONS EQUIPMENT		$5,193,248

	COMPUTERS & INTEGRATED SYSTEMS - 0.6%
[5]	Brocade Communications Systems, Inc.	183,800	1,132,208
	COMPUTERS & PERIPHERALS - 2.0%
[5]	Immersion Corp.	155,500	1,337,300
[5]	Maxtor Corp.	162,500	1,573,000
[5]	McData Corporation	97,700	471,891
[5]	Quantum Corp.	174,900	598,158
	TOTAL COMPUTERS & PERIPHERALS		$3,980,349

	CONSTRUCTION & ENGINEERING - 0.3%
[5]	Michael Baker Corp.	18,800	526,024
	CONSUMER FINANCE - 1.0%
	Advanta Corp., Class B	44,100	1,682,856
[5]	United PanAm Financial Corp.	11,400	341,886
	TOTAL CONSUMER FINANCE		$2,024,742

	CONTAINERS & PACKAGING - 0.7%
[5]	Digital Insight Corp.	9,200	317,308
	Greif, Inc.	15,400	997,612
	TOTAL CONTAINERS & PACKAGING		$1,314,920

	DIVERSIFIED FINANCIAL SERVICES - 0.7%
[5]	Advent Software, Inc.	26,500	932,800
[5]	Encore Capital Group, Inc.	30,200	446,054
	TOTAL DIVERSIFIED FINANCIAL SERVICES		$1,378,854

	ELECTRIC UTILITIES - 1.4%
	Duquesne Light Holdings, Inc.	54,000	916,380
	UIL Holdings Corp.	9,400	$522,170
	UniSource Energy Corp.	42,500	1,285,625
	TOTAL ELECTRIC UTILITIES		$2,724,175

	ELECTRICAL EQUIPMENT - 2.0%
[5]	Active Power, Inc.	22,100	104,975
	Acuity Brands, Inc.	44,100	1,820,448
	Smith A O Corp.	14,000	663,880
	Woodward Governor Co.	39,300	1,346,025
	TOTAL ELECTRICAL EQUIPMENT		$3,935,328

	ELECTRONIC COMPOSITION -MISC. - 0.1%
[5]	International DisplayWorks, Inc.	38,200	214,684
	ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
[5]	Conexant Systems, Inc.	138,900	491,706
[5]	Cree, Inc.	43,300	1,291,206
	CTS Corporation	46,100	650,471
[5]	Gerber Scientific, Inc.	49,700	515,389
	Methode Electronics, Inc., Class A	82,000	803,600
[5]	Solectron Corp.	192,800	771,200
[5]	The Lamson & Sessions Co.	4,300	108,145
	TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		$4,631,717

	ENERGY EQUIPMENT & SERVICES - 0.9%
[5]	Atwood Oceanics, Inc.	8,800	469,480
[5]	Complete Production Services, Inc.	12,700	335,661
[5]	Hercules Offshore, Inc.	17,300	707,397
[5]	Hydril Company	3,600	288,576
	TOTAL ENERGY EQUIPMENT & SERVICES		$1,801,114

	ENTERTAINMENT - 0.3%
[5]	Netflix Co., Inc.	22,800	675,792
	FOOD & STAPLES RETAILING - 1.0%
[5]	BJ’s Wholesale Club, Inc.	20,700	633,834
	Nash Finch Co.	19,500	450,450
	Ruddick Corp.	35,800	830,918
	TOTAL FOOD STAPLES RETAILING		$1,915,202

	FOOD PRODUCTS - 0.3%
	Chiquita Brands International	36,100	585,542
	GAS UTILITIES - 0.5%
	NICOR, Inc.	13,500	534,735
	ONEOK, Inc.	14,900	491,849
	TOTAL GAS UTILITIES		$1,026,584

	HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
[5]	Arthrocare Corp.	1,200	54,396
[5]	Atricure, Inc.	5,900	50,150
[5]	Cynosure, Inc.	8,000	$144,240
[5]	OraSure Technologies, Inc.	67,200	721,056
	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$969,842

	HEALTH CARE PROVIDERS & SERVICES - 1.8%
[5]	Alliance Imaging, Inc.	88,600	464,264
[5]	Allion Healthcare, Inc.	22,400	239,008
[5]	BioScrip, Inc.	42,600	236,004
[5]	Centene Corp. Del	23,900	613,991
[5]	CorVel Corporation	12,700	280,416
[5]	Five Star Quality Care, Inc.	15,700	161,710
[5]	Kindred Healthcare, Inc.	26,000	630,760
[5]	PainCare Holdings, Inc.	109,000	202,740
[5]	PSS World Medical, Inc.	20,200	364,408
	Syneron Medical Ltd.	10,200	263,874
	TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,457,175

	HOTELS, RESTAURANTS & LEISURE - 1.8%
	Landry’s Seafood Restaurants, Inc.	26,900	954,143
	Lone Star Steakhouse & Saloon	35,100	956,826
[5]	Morgan’s Hotel Group Co.	32,900	592,200
[5]	Red Robin Gourmet Burgers	11,200	503,552
[5]	Ryans Restaurant Group, Inc.	33,150	443,879
	TOTAL HOTELS, RESTAURANTS & LEISURE		$3,450,600

	HOUSEHOLD DURABLES - 2.4%
	American Greetings Corp., Class A	27,600	621,552
	Furniture Brands International, Inc.	22,100	508,300
	M.D.C. Holdings, Inc.	10,400	600,912
	M/I Schottenstein Homes, Inc.	2,400	103,608
[5]	Meritage Corp.	11,200	734,496
	Ryland Group, Inc.	21,100	1,331,621
	Tupperware Corp.	31,400	662,540
	TOTAL HOUSEHOLD DURABLES		$4,563,029

	IT SERVICES - 0.8%
[5]	CSG Systems International, Inc.	26,800	677,504
[5]	Euronet Worldwide, Inc.	9,700	346,678
[5]	Lionbridge Technologies, Inc.	53,500	439,770
	TOTAL IT SERVICES		$1,463,952

	INDUSTRIAL CONGLOMERATES - 0.7%
	Walter Industries, Inc.	21,900	1,452,627
	INSURANCE - 4.5%
	AmerUs Group Co.	26,400	1,548,360
[5]	Ceres Group, Inc.	86,300	457,390
	Commerce Group, Inc.	22,400	$1,299,424
	Harleysville Group, Inc.	27,900	837,000
	Horace Mann Educators Corp.	49,200	856,572
	LandAmerica Financial Group, Inc.	23,800	1,651,244
	Presidential Life Corp.	27,800	685,270
	StanCorp Financial Group, Inc.	28,400	1,401,256
	TOTAL INSURANCE		$8,736,516

	INTERNET & CATALOG RETAIL - 0.3%
[5]	Blue Nile, Inc.	8,500	295,800
[5]	Gaiam, Inc.	8,300	146,910
[5]	Knot, Inc.	9,500	174,990
	TOTAL INTERNET & CATALOG RETAIL		$617,700

	INTERNET SOFTWARE & SERVICES - 4.3%
[5]	Actuate Corp.	134,740	567,255
[5]	Audible, Inc.	3,700	39,960
[5]	CNet Networks, Inc.	103,500	1,115,730
[5]	DealerTrack Holdings, Inc.	3,400	75,820
[5]	EarthLink Network, Inc.	125,500	1,140,795
[5]	GSI Comm, Inc.	19,100	334,059
[5]	Homestore.com, Inc.	187,400	1,150,636
[5]	Infospace, Inc.	32,100	819,513
[5]	Jupitermedia Corp.	38,900	685,418
[5]	Liquidity Services, Inc.	2,200	29,678
[5]	Marchex, Inc., Class B	38,900	846,464
[5]	Online Resources Corp.	17,800	230,866
[5]	aQuantive, Inc.	55,300	1,385,818
	TOTAL INTERNET SOFTWARE & SERVICES		$8,422,012

	LEISURE EQUIPMENT & PRODUCTS - 0.8%
[5]	Marvel Enterprises, Inc.	43,600	850,636
[5]	Steinway Musical Instruments	21,000	675,150
	TOTAL LEISURE EQUIPMENT & PRODUCTS		$1,525,786

	MACHINERY - 3.2%
	Albany International Corp., Class A	32,700	1,278,570
	Cascade Corp.	12,300	510,450
	Harsco Corp.	9,900	825,165
	Muellar Industry, Inc.	34,400	1,303,072
	Stewart & Stevenson Services, Inc.	28,700	1,006,509
	Timken Co.	35,300	1,231,970
	TOTAL MACHINERY		$6,155,736

	MEDIA - 0.8%
	Journal Communications, Inc.	61,000	715,530
[5]	Outdoor Channel Holdings, Inc.	35,800	430,674
	Sinclair Broadcast Group, Inc.	61,900	485,915
	TOTAL MEDIA		$1,632,119

	MEDICAL - BIOMEDICAL - 0.1%
[5]	Tercica, Inc.	38,200	$241,424
	MEDICAL - DRUGS - 0.4%
[5]	Endo Pharmaceuticals Holdings, Inc.	26,200	823,990
	MEDICAL PRODUCTS - 0.4%
[5]	Cyberonics, Inc.	29,900	693,381
	METALS & MINING - 2.0%
	Quanex Corp.	42,750	1,827,990
	Steel Dynamics, Inc.	21,400	1,336,216
	Steel Technologies, Inc.	29,700	689,931
	TOTAL METALS & MINING		$3,854,137

	MULTI-UTILITIES & UNREGULATED POWER - 0.3%
	Avista Corp.	25,400	533,654
	NETWORKING PRODUCTS - 0.3%
[5]	Aeroflex, Inc.	50,500	636,805
	OFFICE FURNITURE - 0.4%
[5]	Herman Miller, Inc.	27,000	831,330
	OIL - FIELD SERVICES - 0.5%
[5]	Natural Gas Services Group, Inc.	8,500	145,265
[5]	Union Drilling, Inc.	55,000	866,800
	TOTAL OIL - FIELD SERVICES		$1,012,065

	OIL, GAS & CONSUMABLE FUELS - 2.8%
	Holly Corp.	23,600	1,821,212
[5]	KCS Energy, Inc.	9,000	264,150
[5]	Stone Energy Corp.	19,400	913,740
[5]	Swift Energy Co.	36,900	1,563,084
	Tesoro Petroleum Corp.	11,000	769,120
	TOTAL OIL, GAS & CONSUMABLE FUELS		$5,331,306

	PAPER & FOREST PRODUCTS - 0.4%
[5]	Buckeye Technologies, Inc.	44,000	354,200
	Schweitzer-Mauduit International, Inc.	16,600	401,886
	TOTAL PAPER & FOREST PRODUCTS		$756,086

	PHARMACEUTICALS - 2.7%
	Alpharma, Inc., Class A	49,600	1,302,000
[5]	Bradley Pharmaceuticals, Inc.	31,900	473,396
[5]	Cephalon, Inc.	36,400	2,390,024
[5]	Ista Pharmaceuticals, Inc.	36,500	220,825
[5]	Par Pharaceuticals Cos., Inc.	17,000	437,750
[5]	Taro Pharmaceutical Industries Ltd.	30,000	390,000
	TOTAL PHARMACEUTICALS		$5,213,995

	POLLUTION CONTROL - 0.1%
[5]	ADA-ES, Inc.	6,300	140,364
	REAL ESTATE - 4.0%
	Anthracite Cap, Inc.	91,800	$973,080
[5]	Boykin Lodging Co.	43,200	428,544
	Crescent Real Estate Equities, Inc.	30,400	608,000
	HRPT Properties Trust	105,500	1,158,390
	Innkeepers USA Trust	34,200	547,884
	LTC Properties, Inc.	51,400	1,127,716
	Northstar Realty Finance Corp.	27,500	308,275
	Novastar Financial, Inc.	11,600	429,200
	One Liberty Properties, Inc.	26,900	544,994
	PS Business Parks, Inc.	10,700	555,865
	RAIT Investment Trust	19,700	509,836
	Saxon Capital, Inc.	45,300	522,309
	TOTAL REAL ESTATE		$7,714,093

	RESORTS - 0.2%
[5]	Sunterra Corporation	26,300	350,579
	RETAIL - RESTAURANTS - 0.4%
[5]	McCormick & Schmicks Seafood	30,600	765,000
	RETAIL - SPORTING GOODS - 0.7%
[5]	Golf Galaxy, Inc.	18,000	466,200
[5]	Sports Authority, Inc.	25,900	962,444
	TOTAL RETAIL - SPORTING GOODS		$1,428,644

	ROAD & RAIL - 1.0%
	Arkansas Best Corp.	22,500	965,700
[5]	SCS Transportation, Inc.	17,900	470,233
[5]	U.S. Express Enterprises, Inc.	27,800	545,992
	TOTAL ROAD & RAIL		$1,981,925

	SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.2%
[5]	Altera Corp.	140,100	3,059,784
[5]	Asyst Technologies, Inc.	94,500	960,120
[5]	Brooks Automation, Inc.	95,700	1,293,864
[5]	Credence Systems Corp.	145,020	1,028,192
[5]	Cymer, Inc.	9,500	491,055
[5]	Eagle Test Systems, Inc.	10,100	159,580
[5]	Genesis Microchip, Inc.	30,900	485,748
[5]	Lattice Semiconductor Corp.	318,800	2,120,020
[5]	LTX Corp.	79,400	450,992
[5]	PDF Solutions, Inc.	4,700	73,320
[5]	Photronics, Inc.	32,200	578,634
[5]	Pixelworks, Inc.	151,900	600,005
[5]	PLX Technology, Inc.	71,494	948,725
	RF Micro Devices, Inc.	205,400	1,910,220
[5]	Rudolph Technologies, Inc.	29,700	492,426
[5]	Skyworks Solutions, Inc.	149,200	1,066,780
[5]	STATS ChipPAC Ltd., ADR	45,424	386,558
[5]	Triquint Semiconductor, Inc.	253,100	1,374,333
[5]	Ultra Clean Holdings, Inc.	48,200	$431,872
	TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$17,912,228

	SOFTWARE - 2.3%
[5]	Aspen Technology, Inc.	54,100	695,726
[5]	Digimarc Corp.	97,400	662,320
[5]	Mentor Graphics Corp.	36,100	473,993
	Opsware, Inc.	23,900	202,194
[5]	Sybase, Inc.	9,300	202,461
[5]	THQ, Inc.	40,600	1,040,578
[5]	Wind River System, Inc.	111,200	1,268,792
	TOTAL SOFTWARE		$4,546,064

	SPECIALTY RETAIL - 4.0%
	Barnes & Noble, Inc.	14,700	662,676
	Cato Corp., Class A	55,000	1,244,650
[5]	Hot Topic, Inc.	55,000	815,650
[5]	Rex Stores Corp.	32,800	627,136
	Sonic Automotive, Inc.	29,800	805,196
	Stage Stores, Inc.	31,650	989,379
	Talbots, Inc.	26,400	626,208
[5]	Too, Inc.	21,400	822,188
[5]	Trans World Entertainment Corp.	43,700	231,610
[5]	Volcom, Inc.	5,800	206,886
	World Fuel Services Corp.	3,700	148,148
[5]	Zale Corp.	24,200	596,530
	TOTAL SPECIALTY RETAIL		$7,776,257

	TELECOM SERVICES - 0.1%
[5]	MasTec, Inc.	21,500	265,095
	TEXTILES APPAREL & LUXURY GOODS - 1.8%
[5]	Crocs, Inc.	29,200	873,080
[5]	Quiksilver, Inc.	112,400	1,536,508
	Stride Rite Corp.	37,400	523,974
	Unifirst Corp.	14,800	459,096
	TOTAL TEXTILES APPAREL & LUXURY GOODS		$3,392,658

	THRIFTS & MORTGAGE FINANCE - 3.3%
	Corus Bankshares, Inc.	23,335	1,562,045
	Flagstar Bancorp, Inc.	33,400	534,400
	IndyMac Bancorp, Inc.	31,400	1,517,248
	MAF Bancorp, Inc.	29,800	1,322,524
	Partners Trust Financial Group, Inc.	89,400	1,054,920
	PFF Bancorp, Inc.	12,400	424,948
	TOTAL THRIFTS & MORTGAGE FINANCE		$6,416,085

	TOBACCO - 0.4%
	Alliance One International, Inc.	61,200	$268,056
	Universal Corp.	12,500	475,875
	TOTAL TOBACCO		$743,931

	TRADING COMPANIES & DISTRIBUTORS - 1.3%
	GATX Corp.	39,800	1,862,640
[5]	United Rentals, Inc.	17,900	638,493
	TOTAL TRADING COMPANIES & DISTRIBUTORS		$2,501,133

	WIRE & CABLE PRODUCTS - 0.4%
	Belden CDT, Inc.	27,200	$851,360
TOTAL COMMON STOCKS (IDENTIFIED COST $148,464,089)			$192,021,676

4MUTUAL FUND - 0.9%
	MTB Prime Money Market Fund, Institutional Shares (AT NET ASSET VALUE)	1,666,886	$1,666,886

TOTAL INVESTMENTS - 99.9% (IDENTIFIED COST $150,130,975)			$193,688,562

OTHER ASSETS AND LIABILITIES - NET - 0.1%			$135,380

TOTAL NET ASSETS - 100%			$193,823,942

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Small Cap Growth Fund

At April 30, 2006, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets

Healthcare Providers & Services	7.5%

Energy Equipment & Services	6.7%

Machinery	5.8%

Health Care Equipment & Supplies	5.5%

Metals & Mining	5.5%

Electronic Equipment & Instruments	5.2%

Biotechnology	5.0%

Specialty Retail	4.7%

Aerospace & Defense	4.1%

IT Services	4.1%

Construction & Engineering	3.5%

Internet Software & Services	3.5%

Software	3.5%

Oil, Gas & Consumable Fuels	3.0%

Hotels, Restaurants & Leisure	2.7%

Insurance	2.4%

Capital Markets	2.2%

Communications Equipment	2.1%

Trading Companies & Distributors	2.0%

Air Freight & Logistics	1.3%

Airlines	1.2%

Diversified Consumer Services	1.2%

Diversified Financial Services	1.2%

Food & Staples Retailing	1.2%

Multiline Retail	1.2%

Semiconductor Equipment & Products	1.2%

Commercial Services & Supplies	1.0%

Diversified Telecommunication Services	1.0%

Industrial Conglomerates	1.0%

Internet & Catalog Retail	1.0%

Road & Rail	1.0%

Computers & Peripherals	0.9%

Electrical Equipment	0.9%

Pharmaceuticals	0.9%

Household Durables	0.7%

Automobiles	0.5%

Commercial Banks	0.5%

Paper & Forest Products	0.5%

Textile, Apparel & Luxury Goods	0.5%

Beverages	0.3%

Cash Equivalents[2]	6.8%

Other Assets and Liabilities-Net[3]	(5.0)%

TOTAL	100%

(1) Except for Cash Equivalents, sector classifications are based upon and individual portfolio securities are assigned to the classifications of the Standard & Poor’s Global Industry Classification (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(3) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description		Shares	Value

COMMON STOCKS - 98.2%
	AEROSPACE & DEFENSE - 4.1%
[5]	AAR Corp.	60,500	$1,614,140
	Cubic Corp.	35,500	816,145
[5]	Ladish Co., Inc.	57,000	2,033,190
	Sypris Solutions, Inc.	82,500	783,750
[5]	Teledyne Technologies, Inc.	23,000	837,430
[5]	Triumph Group, Inc.	28,000	1,317,680
	TOTAL AEROSPACE & DEFENSE		$7,402,335

	AIR FREIGHT & LOGISTICS - 1.3%
[5]	Hub Group, Inc.	23,000	1,130,910
	Pacer International, Inc.	37,000	1,268,730
	TOTAL AIR FREIGHT & LOGISTICS		$2,399,640

	AIRLINES - 1.2%
[5]	AirTran Holdings, Inc.	59,000	824,820
	Linea Aerea Nacional Chile S.A., ADR	34,500	1,311,000
	TOTAL AIRLINES		$2,135,820

	AUTOMOBILES - 0.5%
	Thor Industries, Inc.	16,000	807,680
	BEVERAGES - 0.3%
[5]	Hansen Natural Corp.	3,500	453,110
	BIOTECHNOLOGY - 5.0%
[5]	Acadia Pharmaceuticals, Inc.	50,000	578,500
	Advanced Life Sciences Holdings, Inc.	197,300	576,116
[5]	Amylin Pharmaceuticals, Inc.	20,500	892,775
	Calypte Biomedical Corp., Warrants	488,542	34,704
[5]	Halozyme Therapeutics, Inc.	100,000	295,000
	Halozyme Therapeutics, Inc., Warrants	150,000	157,111
[5]	Harvard Bioscience, Inc.	84,500	375,180
[5]	Human Genome Sciences, Inc.	121,000	1,380,610
[5]	Martek Biosciences Corp.	32,500	965,250
[5]	Medarex, Inc.	87,000	1,044,870
[5]	Nektar Therapeutics	30,000	645,300
[5]	PDL BioPharma, Inc.	37,500	1,079,250
[5]	Progenics Pharmaceuticals, Inc.	36,600	857,904
	TOTAL BIOTECHNOLOGY		$8,882,570

	CAPITAL MARKETS - 2.2%
[5]	Investment Technology Group, Inc.	24,800	1,314,152
	SWS Group, Inc.	47,900	1,311,981
[5]	Tradestation Group, Inc.	82,600	1,316,644
	TOTAL CAPITAL MARKETS		$3,942,777

	COMMERCIAL BANKS - 0.5%
	Texas Regional Bancshares, Inc., Class A	30,800	883,036
	COMMERCIAL SERVICES & SUPPLIES - 1.0%
[5]	Labor Ready, Inc.	65,000	$1,717,950
	COMMUNICATIONS EQUIPMENT - 2.1%
[5]	Blue Coat Systems, Inc.	38,500	837,760
[5]	C-COR Electronics, Inc.	62,500	511,250
[5]	CommScope, Inc.	45,000	1,487,250
[5]	Tollgrade Communications, Inc.	85,300	978,391
	TOTAL COMMUNICATIONS EQUIPMENT		$3,814,651

	COMPUTERS & PERIPHERALS - 0.9%
	On Track Innovations Ltd., Warrants	87,000	291,477
[5]	Palm, Inc.	56,000	1,265,600
	TOTAL COMPUTERS & PERIPHERALS		$1,557,077

	CONSTRUCTION & ENGINEERING - 3.5%
	Chicago Bridge & Iron Co., N.V.	50,000	1,198,500
[5]	Foster Wheeler Ltd.	39,500	1,760,120
[5]	McDermott International, Inc.	28,000	1,702,400
[5]	Quanta Services, Inc.	100,500	1,630,110
	TOTAL CONSTRUCTION & ENGINEERING		$6,291,130

	DIVERSIFIED CONSUMER SERVICES - 1.2%
[5]	Escala Group, Inc.	76,600	2,107,266
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
[5]	International Securities Exchange, Inc.	31,500	1,384,425
[5]	Nasdaq Stock Market, Inc.	19,000	710,980
	TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,095,405

	DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
	Alaska Communications Systems Holdings, Inc.	74,000	933,140
	CT Communications, Inc.	57,500	816,500
	TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$1,749,640

	ELECTRICAL EQUIPMENT - 0.9%
[5]	Electric City Corp.	453,000	244,620
[5]	General Cable Corp.	41,000	1,294,370
	TOTAL ELECTRICAL EQUIPMENT		$1,538,990

	ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.2%
[5]	Brightpoint, Inc.	26,000	870,480
[5]	Metrologic Instruments, Inc.	57,000	968,430
[5]	Mettler Toledo International, Inc.	18,500	1,198,800
[5]	Optimal Robotics Corp.	54,500	838,755
[5]	ScanSource, Inc.	19,000	$1,189,400
[5]	TTM Technologies	107,500	1,747,950
	Technitrol, Inc.	53,000	1,327,120
[5]	Zygo Corp.	63,500	1,141,095
	TOTAL ELECTRONIC EQUIPMENT & SUPPLIES		$9,282,030

	ENERGY EQUIPMENT & SERVICES - 6.7%
[5]	Acergy SA, ADR	87,600	1,423,500
[5]	Hercules Offshore, Inc.	32,000	1,308,480
[5]	NS Group, Inc.	20,000	1,000,400
[5]	Oil States International, Inc.	48,000	1,937,760
	RPC Energy Services, Inc.	65,000	1,799,850
[5]	Rowan Cos., Inc.	37,500	1,662,375
[5]	Veritas DGC, Inc.	31,500	1,509,480
[5]	W-H Energy Services, Inc.	28,100	1,412,025
	TOTAL ENERGY EQUIPMENT & SERVICES		$12,053,870

	FOOD & STAPLES RETAILING - 1.2%
	The Anderson’s, Inc.	9,000	940,500
	Weis Markets, Inc.	29,500	1,224,545
	TOTAL FOOD & STAPLES RETAILING		$2,165,045

	HEALTH CARE EQUIPMENT & SUPPLIES - 5.5%
[5]	Cytyc Corp.	45,000	1,163,250
	Datascope Corp.	32,000	1,236,480
[5]	Intuitive Surgical, Inc.	8,500	1,079,500
[5]	Kinetic Concepts, Inc.	31,000	1,353,460
[5]	LifeCell Corp.	18,000	486,720
[5]	Medical Action Industries, Inc.	53,000	1,267,760
	Mentor Corp.	39,000	1,689,870
[5]	Syneron Medical Ltd.	58,300	1,508,221
	TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$9,785,261

	HEALTH CARE PROVIDERS & SERVICES - 7.5%
[5]	Cerner Corp.	46,000	1,823,900
[5]	Emageon, Inc.	73,000	1,295,750
[5]	Healthways, Inc.	30,500	1,496,330
	IMS Health, Inc.	62,000	1,685,160
[5]	Pediatrix Medical Group	42,000	2,126,040
[5]	Psychiatric Solutions, Inc.	67,000	2,215,020
[5]	Sierra Health Services, Inc.	29,000	1,137,090
[5]	United Surgical Partners International, Inc.	50,000	1,650,500
	TOTAL HEALTH CARE PROVIDERS & SERVICES		$13,429,790

	HOTELS RESTAURANTS & LEISURE - 2.7%
	Dover Downs Gaming & Entertainment, Inc.	43,200	1,113,264
[5]	MTR Gaming Group, Inc.	117,000	1,152,450
[5]	Papa Johns International, Inc.	38,000	$1,269,960
[5]	Penn National Gaming, Inc.	34,000	1,384,480
	TOTAL HOTELS RESTAURANTS & LEISURE		$4,920,154

	HOUSEHOLD DURABLES - 0.7%
	La-Z Boy Chair Co.	49,000	750,680
	Stanley Furniture Co., Inc.	17,400	471,366
	TOTAL HOUSEHOLD DURABLES		$1,222,046

	IT SERVICES - 4.1%
[5]	Covansys Corp.	77,500	1,348,500
[5]	Lightbridge, Inc.	125,000	1,590,000
[5]	MPS Group, Inc.	83,000	1,324,680
	Moneygram International, Inc.	56,000	1,898,400
[5]	iPayment Holdings, Inc.	28,500	1,232,625
	TOTAL IT SERVICES		$7,394,205

	INDUSTRIAL CONGLOMERATES - 1.0%
	Walter Industries, Inc.	26,500	1,757,745
	INSURANCE - 2.4%
	HCC Insurance Holdings, Inc.	63,600	2,129,964
[5]	Navigators Group, Inc.	44,500	2,105,295
	TOTAL INSURANCE		$4,235,259

	INTERNET & CATALOG RETAIL - 1.0%
[5]	Coldwater Creek, Inc.	63,600	1,778,256
	INTERNET SOFTWARE & SERVICES - 3.5%
[5]	Digitas, Inc.	92,000	1,298,120
[5]	EarthLink Network, Inc.	105,000	954,450
[5]	Hurray! Holding Co. Ltd., ADR	142,000	1,239,660
[5]	Interwoven, Inc.	126,000	1,278,900
[5]	webMethods, Inc.	150,000	1,435,500
	TOTAL INTERNET SOFTWARE & SERVICES		$6,206,630

	MACHINERY - 5.8%
[5]	Flowserve Corp.	15,000	862,800
	Graco, Inc.	36,500	1,706,375
	Harsco Corp.	29,500	2,458,825
	JLG Industries, Inc.	44,000	1,261,920
	Joy Global, Inc.	12,000	788,280
	Kennametal, Inc.	13,500	834,975
	Manitowoc, Inc.	25,700	1,274,463
	Wabtec Corp.	33,900	1,238,367
	TOTAL MACHINERY		$10,426,005

	METALS & MINING - 5.5%
[5]	Aleris International, Inc.	26,000	1,202,500
	Castle (A.M.) & Co.	20,000	722,000
[5]	Century Aluminium Co.	16,000	761,760
	Cleveland Cliffs, Inc.	18,500	$1,583,415
	Commercial Metals Corp.	24,000	1,305,600
[5]	Oregon Steel Mills, Inc.	33,000	1,634,490
	Steel Dynamics, Inc.	26,500	1,654,660
[5]	Titanium Metals Corp.	13,000	931,450
	TOTAL METALS & MINING		$9,795,875

	MULTILINE RETAIL - 1.2%
[5]	Conn’s, Inc.	37,000	1,264,290
[5]	Dollar Tree Stores, Inc.	33,900	883,773
	TOTAL MULTILINE RETAIL		$2,148,063

	OIL, GAS & CONSUMABLE FUELS - 3.0%
	Foundation Coal Holdings, Inc.	24,500	1,242,150
[5]	Giant Industries, Inc.	17,500	1,257,900
	Tesoro Petroleum Corp.	29,000	2,027,680
	USEC, Inc.	66,500	844,550
	TOTAL OIL, GAS & CONSUMABLE FUELS		$5,372,280

	PAPER & FOREST PRODUCTS - 0.5%
	Abitibi-Consolidated, Inc.	200,000	872,000
	PHARMACEUTICALS - 0.9%
[5]	Andrx Group	15,000	349,650
[5]	New River Pharmaceuticals, Inc.	36,500	1,241,000
	TOTAL PHARMECUTICALS		$1,590,650

	ROAD & RAIL - 1.0%
	Hunt (J.B.) Transportation Services, Inc.	75,000	1,787,250
	SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.2%
[5]	Exar Corp.	90,000	1,304,100
[5]	RF Micro Devices, Inc.	97,500	906,750
	TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		$2,210,850

	SOFTWARE - 3.5%
[5]	Ansys, Inc.	28,000	1,580,600
[5]	Filenet Corp.	42,500	1,182,350
[5]	Lawson Software Inc.	150,000	1,152,000
[5]	Mapinfo Corp.	60,000	834,000
[5]	Opsware, Inc.	108,500	917,910
[5]	SSA Global Technologies, Inc.	38,300	593,650
	TOTAL SOFTWARE		$6,260,510

	SPECIALTY RETAIL - 4.7%
	Abercrombie & Fitch Co., Class A	21,900	$1,329,987
	Buckle, Inc.	30,500	1,303,875
[5]	Dress Barn, Inc.	51,400	1,299,906
[5]	Genesco, Inc.	31,900	1,318,427
[5]	Payless ShoeSource, Inc.	58,000	1,332,260
[5]	Shoe Carnival, Inc.	64,600	1,810,738
	TOTAL SPECIALTY RETAIL		$8,395,193

	TEXTILES, APPAREL & LUXURY GOODS - 0.5%
[5]	Skechers USA, Inc., Class A	33,500	916,225
	TRADING COMPANIES & DISTRIBUTORS - 2.0%
[5]	United Rentals, Inc.	49,000	1,747,830
[5]	WESCO International, Inc.	23,500	1,762,500
	TOTAL TRADING COMPANIES & DISTRIBUTORS		$3,510,330

TOTAL COMMON STOCKS (IDENTIFIED COST $159,742,230)			$175,294,599

MUTUAL FUNDS - 6.8%
[4]	MTB Prime Money Market Fund, Institutional Shares	7,200,398	7,200,398
[4]	MTB Money Market Fund, Institutional Shares	3,858,113	3,858,113
	SSGA Money Market Fund	1,089,485	1,089,485
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)			$12,147,996

TOTALINVESTMENTS - 105.0% (IDENTIFIED COST $171,890,226)			$187,442,595

OTHER ASSETS AND LIABILITIES - NET - (5.0)%			$(8,889,994)

TOTAL NET ASSETS - 100%			$178,552,601

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB International Equity Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

STOCKS	Percentage of Total Net Assets

Japan	21.9%

United Kingdom	19.0%

France	9.6%

Germany	7.0%

Switzerland	6.0%

United States	5.3%

Spain	4.8%

Australia	4.4%

Netherlands	4.3%

Hong Kong	2.6%

Italy	2.2%

Sweden	1.6%

Canada	1.4%

Finland	1.3%

Norway	1.3%

Belgium	1.2%

Singapore	1.1%

Austria	1.0%

Denmark	0.5%

Ireland	0.4%

South Africa	0.4%

Mexico	0.3%

Portugal	0.3%

Greece	0.2%

New Zealand	0.2%

Israel	0.1%

Malaysia	0.1%

Turkey	0.1%

Cash Equivalents[1]	0.3%

Other Assets and Liabilities-Net[2]	1.1%

TOTAL	100%

(1) Cash Equivalents include investments in money market mutual funds and any investments in overnight repurchase agreements.

(2) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description		Shares	Value in U.S. Dollars

COMMON STOCKS - 98.6%
	AUSTRALIA - 4.4%
	AMP Ltd.	7,855	$53,770
	APN News & Media Ltd.	5,375	20,214
	Alumina Ltd.	4,186	22,771
	Ansell Ltd.	2,516	21,791
	Aristocrat Leisure Ltd.	6,740	75,428
	Australia & New Zealand Banking Group, Melbourne	15,029	319,141
	Australian Gas & Light Co., Ltd.	3,987	58,765
	BHP Billition Ltd.	24,038	535,102
	Babcock & Brown Ltd.	1,647	22,899
	Bluescope Steel Ltd.	26,300	153,457
	Boral Ltd.	3,766	27,267
	Brambles Industries Ltd.	6,200	52,569
	CSL Ltd.	2,865	125,595
	CSR Ltd.	27,788	85,503
	Caltex Australia	2,608	39,926
	Coles Myer Ltd.	3,705	30,147
	Commonwealth Bank of Australia	27,205	971,443
	Computershare Reg	71,116	425,760
	DB RREEF Trust	33,081	36,820
	Downer EDI Ltd.	7,599	50,113
	Fairfax (John)	2,620	7,763
	Foster’s Group Ltd.	6,328	28,269
	Futuris Corp. Ltd.	19,605	33,662
	GPT Group	12,139	38,735
	GWA International Ltd.	88,600	219,443
	Harvey Norman Holdings Ltd.	11,209	32,276
	James Hardie Industries NV	5,622	40,364
	Leighton Holdings Ltd.	4,200	53,353
	Lion Nathan Ltd.	916	5,790
	Macquarie Airports	15,217	37,920
	Macquarie Bank Ltd.	1,143	62,003
	Macquarie Goodman Group	17,200	67,299
	Macquarie Infrastructure Group	6,887	18,680
	Minara Resources Ltd.	127,500	237,327
	Mirvac Group	10,089	32,423
	National Australia Bank Ltd., Melbourne	9,956	284,485
	OneSteel Ltd.	93,720	282,679
[5]	Oxiana Ltd.	21,301	55,186
	Pacific Brands Ltd.	13,210	22,782
	Promina Group Ltd.	4,623	19,915
	Publishing & Broadcasting Ltd.	846	11,936
	QBE Insurance Group Ltd.	9,637	$163,860
	Qantas Airways Ltd.	19,332	50,819
	Rinker Group Ltd.	9,688	156,042
	Rio Tinto Ltd.	3,579	213,861
	Santos Ltd.	6,592	59,198
	Smorgon Steel Group Ltd.	193,800	216,442
	Sonic Healthcare Ltd.	1,818	20,691
	St. George Bank Ltd.	921	21,587
	Stockland	13,818	72,228
[5]	Stockland Trust Group	185	950
	Suncorp-Metway Ltd.	5,500	84,993
	Telstra Corp. Ltd.	10,542	31,557
	Wesfarmers Ltd.	976	26,843
	Westfield Group	8,128	104,547
	Westpac Banking Corp.	16,697	318,407
	Woodside Petroleum Ltd.	20,840	740,994
	Woolworth’s Ltd.	9,655	136,878
	Zinifex Ltd.	13,220	103,954
	TOTAL AUSTRALIA		$7,244,622

	AUSTRIA - 1.0%
	Erste Bank Der Ost	6,785	411,734
	OMV AG	8,555	594,802
	Telekom Austria AG	18,774	460,679
	Voestalpine AG	1,700	248,209
	TOTAL AUSTRIA		$1,715,424

	BELGIUM - 1.2%
	Delhaize Group	5,005	360,547
	Fortis	28,758	1,077,912
	InBev NV	10,000	504,388
	TOTAL BELGIUM		$1,942,847

	CANADA - 1.4%
	Atco Ltd.	5,200	157,760
	BCE, Inc.	14,000	344,976
	Biovail Corp.	1,800	46,849
	Canadian Imperial Bank of Commerce	7,900	584,701
	Laurentian Bank of Canada	7,900	230,206
	National Bank of Canada	7,300	407,032
	Sobeys, Inc.	5,800	198,685
	Sun Life Financial, Inc.	9,100	383,762
	TOTAL CANADA		$2,353,971

	DENMARK - 0.5%
	Danske Bank A/S	5,400	214,827
[5]	Vestas Wind Systems A/S	25,200	$683,978
	TOTAL DENMARK		$898,805

	FINLAND - 1.3%
	Kemira Oyj	9,100	161,187
	Nokia Oyj	48,100	1,095,328
	Nokian Renkaat Oyj	22,850	390,902
	Rautaruukki Oyj	11,900	417,363
	TOTAL FINLAND		$2,064,780

	FRANCE - 9.6%
	Air France KLM	13,996	325,778
[5]	Alcatel SA	15,953	230,044
	Arcelor	17,032	700,495
	Assurances Generales de France	1,400	176,977
[5]	BNP Paribas SA	1,512	138,011
	BNP Paribas SA	22,920	2,165,799
	Bouygues	9,988	544,987
	Cap Gemini SA	6,157	329,505
	Casino Guichard Perrachon SA	2,322	184,994
	Christian Dior SA	1,600	169,660
	Cie De Saint-Gobain	10,595	794,648
	Credit Agricole SA	17,660	711,619
	Essilor International SA	4,800	481,427
	European Aeronautic Defence and Space Co. NV	11,801	465,701
	Michelin	4,400	317,520
	Peugeot SA	5,800	381,230
	Sanofi-Aventis	8,776	827,617
	SES Global SA	28,663	469,735
	Schneider Electric SA	5,500	622,758
	Societe Generale	9,972	1,523,520
	Technip SA	8,300	524,088
	Total SA, Class B	6,292	1,740,007
	Valeo SA	7,400	317,045
	Vallourec	600	779,669
	Veolia Environnement	9,200	549,694
	Vinci SA	2,633	261,591
	Vivendi Universal SA	5,500	200,809
	TOTAL FRANCE		$15,934,928

	GERMANY, FEDERAL REPUBLIC OF - 7.0%
	Adidas Salomon AG	4,028	850,427
	Allianz AG	5,015	839,583
	Altana AG	5,654	362,860
	BASF AG	18,725	1,605,451
	Bayer AG	6,100	281,742
	DaimlerChrysler AG	14,298	783,947
	Deutsche Bank AG	7,961	$977,443
	E.On AG	7,908	963,054
	Fresenius Medical Care AG	900	155,726
	MAN AG	5,300	401,791
	Muenchener Ruckvers AG	3,602	510,414
	Porsche AG	167	166,548
	RWE AG	15,553	1,348,401
	SAP AG	2,104	459,743
	Salzgitter AG	2,015	159,900
	Schering AG	952	102,233
	Siemens AG	5,400	510,948
	Volkswagen AG	14,250	1,100,422
	TOTAL GERMANY, FEDERAL REPUBLIC OF		$11,580,633

	GREECE - 0.2%
	Intracom SA	25,500	203,963
	OPAP SA	4,672	172,700
	TOTAL GREECE		$376,663

	HONG KONG - 2.6%
	BOC Hong Kong Holdings Ltd.	42,000	86,673
	Bank of East Asia Ltd.	15,200	63,519
	CLP Holdings Ltd.	14,500	84,532
	Cheung Kong Holdings Ltd.	12,000	135,271
	China Petroleum & Chemical Corp.	752,000	477,680
	Citic Pacific Ltd.	118,000	424,619
	Esprit Holdings Ltd.	98,500	788,935
[5]	FoxConn International Holdings Ltd.	199,000	428,630
	HSBC Holdings PLC	2,400	40,922
	Hang Lung Properties Ltd.	13,000	26,157
	Hang Seng Bank Ltd.	1,900	24,579
	Henderson Land Development Co., Ltd.	5,000	29,375
	Hong Kong & China Gas	26,000	62,038
	Hong Kong Electric	7,000	34,443
	Hopewell Holdings	5,000	14,639
	Hutchison Whampoa Ltd.	17,000	167,297
	Hysan Development Co., Ltd.	5,000	14,413
	Li & Fung Ltd.	20,000	47,464
	MTR Corp.	17,000	45,387
	New World Development Co., Ltd.	19,000	34,185
	PCCW Ltd.	50,000	33,534
	PetroChina Co., Ltd.	224,000	247,017
	Shangri-La Asia Ltd.	248,000	439,813
	Sun Hung Kai Properties Ltd.	9,000	102,730
	Swire Pacific Ltd.	10,000	102,666
	Techtronic Industries Co.	10,500	17,673
	Vtech Holdings Ltd.	42,000	199,618
	Wharf Holdings Ltd.	7,000	$28,078
	Wheelock & Co.	9,000	16,657
	Wing Hang Bank Ltd.	2,000	18,573
	Wing Lung Bank	2,700	25,683
	Yue Yuen Industrial Holding	11,000	32,277
	TOTAL HONG KONG		$4,295,077

	IRELAND - 0.4%
	C&C Group PLC	27,956	217,397
	Irish Life & Permanent PLC	16,500	420,908
	TOTAL IRELAND		$638,305

	ISRAEL - 0.1%
	Bank Hapoalim BM	41,800	211,110
	ITALY - 2.2%
	Autogrill SpA	7,703	125,461
	Banca Intesa SpA	48,100	285,210
	Benetton Group SpA	19,900	303,028
	ENI SpA	36,320	1,108,876
	Enel SpA	21,097	182,319
	IFIL - Investments SpA	30,400	186,202
	Milano Assicurazioni SpA	19,800	152,751
	San Paolo Imi SpA	19,200	360,676
	UniCredito Italian SpA	122,600	923,393
	TOTAL ITALY		$3,627,916

	JAPAN - 21.9%
	AEON Co., Ltd.	2,500	62,245
	Acom Co., Ltd.	3,500	204,101
	Advantest Corp.	500	57,612
	Aioi Insurance Co., Ltd.	8,000	57,893
	Alpine Electronics, Inc.	17,800	253,247
	Alps Electric Co., Ltd.	2,300	40,379
	Amada Co., Ltd.	12,000	131,313
	Aoyama Trading Co.	1,700	57,032
	Asahi Breweries Ltd.	16,500	236,056
	Asahi Glass Co.	3,000	42,366
	Asahi Kasei Corp.	49,000	362,341
	Astellas Pharma, Inc.	2,500	104,290
	Autobacs Seven Co., Ltd.	1,500	71,927
	Bank of Yokohama Ltd.	21,000	164,695
	Bridgestone Corp.	3,000	73,113
	Brother Industries Ltd.	9,000	100,698
	CSK Holdings Corp.	1,600	76,722
	Calsonic Corp.	11,000	91,969
	Canon, Inc.	6,200	474,263
	Capcom Co., Ltd.	20,300	210,372
	Casio Computer Co., Ltd.	5,900	110,886
	Central Glass Co., Ltd.	12,000	72,928
	Central Japan Railway Co.	17	$174,681
	Chiba Bank Ltd.	8,000	72,437
	Chubu Electric Power Co., Ltd.	19,500	512,054
	Chugoku Electric Power Co., Inc.	10,700	224,121
	Cosmo Oil Company Ltd.	35,000	201,335
	Dai Nippon Printing Co., Ltd.	7,000	125,412
	Daifuku Co., Ltd.	4,000	64,989
	Daimaru, Inc.	6,000	87,367
	Daio Paper Corp.	4,000	40,785
	Daito Trust Construction Co., Ltd.	2,100	109,182
	Daiwa Securities Group, Inc.	55,000	762,701
	Denki Kagaku Kogyo	28,000	128,363
	Denso Corp.	25,400	997,128
	East Japan Railway Co.	29	226,417
	Eisai Co., Ltd.	2,700	123,541
	Electric Power Development Co.	1,300	50,121
	FamilyMart Co., Ltd.	1,500	43,473
	Fanuc Ltd.	1,400	132,420
	Fuji Electric Holdings Co., Ltd.	7,000	40,574
	Fuji Heavy Industries Ltd.	18,000	112,554
	Fujitsu Ltd.	62,000	516,735
	Hankyu Department Stores	7,000	63,935
	Hino Motors Ltd.	6,000	36,570
	Hirose Electric Co., Ltd.	500	73,376
	Hisamitsu Pharmaceutical Co.	1,600	49,322
	Hitachi Capital Corp.	2,000	39,169
	Hitachi Chemical Co., Ltd.	3,300	96,219
	Hitachi High-Technologies Corp.	6,000	184,956
	Hitachi Ltd.	19,000	141,334
	Honda Motor Co., Ltd.	9,900	703,386
	Hosiden Corp.	2,700	31,537
	Hoya Corp.	2,000	80,973
[5]	INPEX Corp.	4	36,534
	Ibiden Co., Ltd.	9,900	470,373
	Isetan Co., Ltd.	2,100	43,064
	Itochu Techno-Science Corp.	700	28,648
	JFE Holdings, Inc.	1,700	65,990
	Joyo Bank Ltd.	16,000	107,355
	KDDI Corp.	20	123,304
	Kamigumi Co., Ltd.	6,000	47,846
	Kansai Electric Power Co., Inc.	13,400	313,626
	Kawasaki Kisen Kaisha Ltd.	11,000	69,170
	Keio Corp.	10,000	70,171
	Kenwood Corp.	17,000	42,102
	Keyence Corp.	1,800	472,349
	Kikkoman Corp.	4,000	$47,214
	Kirin Brewery Co., Ltd.	3,000	44,474
[5]	Kiyo Holdings, Inc.	20,000	53,045
	Kobe Steel Ltd.	23,000	78,172
	Komatsu Ltd.	13,000	278,005
	Kubota Corp.	18,000	203,451
	Kuraray Co., Ltd.	3,500	43,187
	Kureha Corp.	9,000	50,507
	Kyocera Corp.	1,200	112,027
	Kyowa Hakko Kogyo Co., Ltd.	31,000	216,168
	Kyushu Electric Power Co., Inc.	7,700	179,880
	Leopalace21 Corp.	3,300	128,679
	Maeda Road Construction Co., Ltd.	8,000	62,319
	Makita Corp.	4,700	139,516
	Marubeni Corp.	34,000	195,881
	Marui Co., Ltd.	4,600	88,877
	Matsushita Electric Industrial Co., Ltd.	16,000	386,423
	Mazda Motor Corp.	12,000	78,514
	Millea Holdings, Inc.	13	259,167
	Ministop Co., Ltd.	6,300	145,238
	Mitsubishi Chemicals Holdings Corp.	11,500	72,718
	Mitsubishi Corp.	8,300	200,821
	Mitsubishi Electric Corp.	19,000	165,362
	Mitsubishi Estate Co., Ltd.	7,000	153,076
	Mitsubishi Gas Chemical Co., Inc.	10,000	132,877
	Mitsubishi Materials Corp.	27,000	145,831
	Mitsubishi Rayon Co., Ltd.	7,000	64,489
	Mitsubishi UFJ Financial Group, Inc.	64	1,006,104
	Mitsubishi UFJ Securities Co.	3,000	47,267
	Mitsui & Co., Ltd.	11,000	166,258
	Mitsui Fudosan Co., Ltd.	2,000	44,790
	Mitsui Mining & Smelting Co., Ltd.	14,000	97,378
	Mitsui OSK Lines Ltd.	14,000	100,206
	Mitsui Sumitomo Insurance Co., Ltd.	7,000	94,366
	Mizuho Financial Group, Inc.	73	622,518
	Mori Seiki Co., Ltd.	13,200	284,021
	Murata Manufacturing Co., Ltd.	1,200	87,367
	NEC Corp.	15,000	104,993
	NSK Ltd.	35,700	322,935
	NTN Corp.	6,000	49,532
	NTT DoCoMo, Inc.	73	108,989
	Ngk Spark Plug Co., Ltd.	4,000	87,823
	Nidec Corp.	8,000	616,871
	Nikko Cordial Corp.	3,500	56,650
	Nikon Corp.	2,000	39,345
	Nintendo Co., Ltd.	400	59,720
	Nippon Kayaku Co., Ltd.	21,000	187,749
	Nippon Mining Holdings, Inc.	19,500	$180,332
	Nippon Oil Corp.	50,000	395,644
	Nippon Paint Co., Ltd.	8,000	40,328
	Nippon Shinyaku Co., Ltd.	21,000	184,613
	Nippon Shokubai Co., Ltd.	2,000	24,555
	Nippon Soda Co., Ltd.	11,000	53,520
	Nippon Steel Corp.	108,000	398,366
	Nippon Telephone & Telegraph Corp.	132	591,226
	Nippon Yusen KK	14,000	85,821
	Nissan Chemical Industries Ltd.	2,000	33,900
	Nissan Motor Co., Ltd.	32,700	429,912
	Nisshin Oillio Group Ltd.	5,000	38,554
	Nisshin Steel Co., Ltd.	19,000	66,245
	Nisshinbo Industries, Inc.	4,000	46,968
	Nitto Denko Corp.	7,100	595,486
	Nomura Holdings, Inc.	10,000	226,145
	OJI Paper Co., Ltd.	55,000	328,459
	ORIX Corp.	4,400	1,321,565
	Obayashi Corp.	13,000	99,442
	Resona Holdings, Inc.	50	170,377
	Ricoh Co., Ltd.	7,000	138,936
	Rohm Co., Ltd.	700	74,509
	SMC Corp.	4,300	653,318
	Santen Pharmaceutical Co., Ltd.	2,600	64,278
	Sanyo Shinpan Finance Co., Ltd.	1,100	65,016
	Secom Co., Ltd.	2,000	109,077
	Seven & I Holdings Co., Ltd.	5,800	224,634
	Sharp Corp.	47,000	825,126
	Shimachu Co., Ltd.	1,800	49,005
	Shimizu Corp.	16,000	110,728
	Shin-Etsu Chemical Co., Ltd.	3,000	173,363
	Shinmaywa Industries Ltd.	24,000	143,749
	Shinsei Bank Ltd.	9,000	62,996
	Showa Shell Sekiyu KK	30,600	379,460
	Softbank Corp.	3,200	82,343
	Sompo Japan Insurance, Inc.	2,000	28,982
	Sony Corp.	5,900	296,386
	Sumitomo Bakelite Co., Ltd.	26,000	242,726
	Sumitomo Corp.	20,000	299,653
	Sumitomo Chemical Co., Ltd.	14,000	122,707
	Sumitomo Electric Industries Ltd.	9,000	142,906
	Sumitomo Metal Industries Ltd.	36,000	151,759
	Sumitomo Metal Mining Co., Ltd.	7,000	101,743
	Sumitomo Mitsui Financial Group, Inc.	102	1,119,747
	Sumitomo Realty & Development Co., Ltd.	4,000	106,091
	Sumitomo Trust & Banking Co., Ltd.	24,000	255,460
	TDK Corp.	1,300	$108,804
	THK Co.	13,100	427,981
	TIS, Inc.	1,500	45,053
	Taiheiyo Cement Corp.	18,000	87,577
	Takeda Pharmaceutical Co., Ltd.	7,000	427,875
	Takefuji Corp.	1,430	92,935
	Tanabe Seiyaku Co., Ltd.	6,000	70,715
	Teijin Ltd.	19,000	130,321
	Terumo Corp.	2,000	71,664
	Toagosei Co., Ltd.	10,000	42,594
	Tohoku Electric Power Co., Inc.	10,800	248,979
	Tokyo Electric Power Co., Inc.	8,000	205,507
	Tokyo Electron Ltd.	2,300	165,635
	Tokyo Gas Co., Ltd.	44,000	212,919
	Toshiba Corp.	39,000	248,320
	Tosoh Corp.	19,000	93,110
	Toyo Suisan Kaisha Ltd.	3,000	45,738
	Toyo Tire & Rubber Co., Ltd.	31,000	143,205
	Toyoda Gosei Co., Ltd.	1,900	52,395
	Toyota Motor Corp.	32,800	1,918,482
	UNY Co., Ltd.	17,000	303,825
	USS Co., Ltd.	820	61,357
	Uniden Corp.	2,000	31,546
	West Japan Railway Co.	20	88,877
	Yamaha Corp.	3,800	70,250
	Yamaha Motor Co., Ltd.	4,100	113,064
	Yokohama Rubber Co., Ltd.	46,000	241,180
	TOTAL JAPAN		$36,191,011

	MALAYSIA - 0.1%
	Kuala Lumpur Kepong BHD	61,000	166,593
	MEXICO - 0.3%
[5]	Cemex SA de CV	35,800	242,117
	Telefonos de Mexico SA de CV	171,800	189,224
	TOTAL MEXICO		$431,341

	NETHERLANDS - 4.3%
	ABN AMRO Holdings NV	39,435	1,178,606
[5]	ASM Lithography Holding NV	6,391	135,457
	Aegon NV	31,400	573,218
	ING Groep NV	40,446	1,646,121
	Koninklijke DSM NV	2,119	96,668
	Koninklijke KPN NV	58,983	692,785
	Nutreco Holdings NV	3,600	213,372
	Randstad Holdings NV	6,872	456,894
	Royal Dutch Shell PLC	33,514	1,149,205
	Stork NV	2,700	160,029
	Unilever NV	3,592	259,438
	Wolters Kluwer NV	17,875	$465,680
	TOTAL NETHERLANDS		$7,027,473

	NEW ZEALAND-0.2%
	Auckland International Airport Ltd.	14,253	18,570
	Fisher & Paykel Appliances Holdings Ltd.	55,900	165,293
	Kiwi Income Property Trust	10,568	8,572
	Telecom Corp. of New Zealand Ltd.	22,148	81,050
	TOTAL NEW ZEALAND		$273,485

	NORWAY - 1.3%
	Norsk Hydro ASA	2,800	431,000
	Orkla ASA	7,620	401,072
[5]	Petroleum Geo-Services ASA	2,300	129,452
	Statoil ASA	13,800	454,389
[5]	Tandberg Television ASA	6,400	128,723
	Telenor ASA	53,915	625,271
	TOTAL NORWAY		$2,169,907

	PORTUGAL - 0.3%
	Banco Comercial Portugues SA	66,500	203,029
	Energias de Portugal SA	70,140	276,085
	TOTAL PORTUGAL		$479,114

	SINGAPORE - 1.1%
	CapitaLand Ltd.	10,000	30,995
	City Developments Ltd.	11,000	70,276
	DBS Group Holdings Ltd.	46,000	517,933
[5]	K-REIT Asia	2,400	2,262
	Keppel Corp., Ltd.	61,600	596,167
	Keppel Land Ltd.	12,000	35,980
	MobileOne Ltd.	141,000	191,758
	Neptune Orient Lines Ltd.	11,000	15,864
	Overseas Chinese Banking Corp.	12,000	51,616
	SembCorp Industries Ltd.	13,000	29,603
	Singapore Airlines Ltd.	3,000	26,947
	Singapore Press Holdings Ltd.	12,000	32,488
	Singapore Telecommunications Ltd.	42,000	72,794
	United Overseas Bank Ltd.	9,000	92,795
	TOTAL SINGAPORE		$1,767,478

	SOUTH AFRICA - 0.4%
	Remgro Ltd.	17,600	388,151
	Telkom SA Ltd.	9,000	214,353
	TOTAL SOUTH AFRICA		$602,504

	SPAIN - 4.8%
	Banco Bilbao Vizcaya Argentaria SA	63,800	1,409,382
	Banco Santander Central Hispano SA	127,630	1,978,912
	Ebro Puleva SA	6,100	120,670
	Gestevision Telecinco SA	27,420	$700,510
	Inditex SA	22,713	924,115
	Repsol YPF SA	17,800	531,770
	Telefonica SA	136,661	2,189,627
	TOTAL SPAIN		$7,854,986

	SWEDEN - 1.6%
	Atlas Copco AB	13,200	390,129
	Electrolux AB	7,800	233,711
	Nordea Bank AB	76,500	984,954
	Sandvik AB	8,400	546,752
	Volvo AB	10,900	548,029
	TOTAL SWEDEN		$2,703,575

	SWITZERLAND - 6.0%
	Baloise Holdings AG	3,500	267,255
	Credit Suisse Group	21,156	1,328,860
	Nestle SA	2,078	633,772
	Nobel Biocare Holding AG	2,100	518,989
	Novartis AG	21,260	1,219,682
	Richemont AG	9,404	487,185
	Roche Holding AG	5,956	915,827
	Swisscom AG	1,300	433,700
[5]	Syngenta AG	1,800	2,888
	Syngenta AG	5,141	717,137
	Synthes, Inc.	3,462	429,889
	UBS AG	11,642	1,379,918
	Unaxis Holdings AG	442	147,369
	Zurich Financial Services AG	6,115	1,487,826
	TOTAL SWITZERLAND		$9,970,297

	TURKEY - 0.1%
	Tupras (Turkiye Petrol Rafine)	10,800	228,658
	UNITED KINGDOM - 19.0%
	ARM Holdings PLC	233,631	579,411
	Alliance & Leicester PLC	16,300	333,799
	Alliance Unichem PLC	21,000	340,247
	AstraZeneca PLC	19,209	1,061,366
	Aviva PLC	79,170	1,156,407
	BAE Systems PLC	24,100	183,481
	BHP Billiton PLC	29,200	601,166
	BP PLC	163,900	2,021,922
	BT Group PLC	108,900	435,397
	Barclays PLC	187,600	2,343,371
	Bradford & Bingley PLC	28,100	248,010
	British American Tobacco PLC	25,495	651,809
[5]	British Airways PLC	97,607	598,495
	British Insurance Holdings PLC	89,400	156,504
	British Sky Broadcasting PLC	86,400	827,950
	Brown Group PLC	43,600	$174,915
	Carnival PLC	9,095	450,785
	Corus Group	417,059	642,646
	DSG International PLC	114,200	382,658
	Dairy Crest Group PLC	13,900	119,386
	De La Rue PLC	25,000	247,547
	First Choice Holidays PLC	64,700	262,514
	GKN PLC	35,300	201,804
	GlaxoSmithKline PLC	75,634	2,146,072
	HBOS PLC	39,900	700,311
	HSBC Holdings PLC	64,265	1,110,379
	Hanson PLC	17,600	235,092
	Hays PLC	359,559	1,108,089
	Imperial Chemical Industries PLC	75,400	491,547
	Imperial Tobacco Group PLC	29,978	931,515
	Land Securities Group PLC	11,199	378,623
	Lloyds TSB Group PLC	21,200	206,247
	Man Group PLC	9,300	428,554
	National Grid PLC	43,855	460,238
	Northumbrian Water Group PLC	33,600	151,800
	Old Mutual PLC	45,300	158,812
	Pilkington PLC	62,800	186,380
	Prudential PLC	34,770	408,010
	Rio Tinto PLC	25,610	1,408,505
	Reckitt Benckiser PLC	25,560	931,733
	Rolls Royce Group	3,088,120	5,631
	Royal & Sun Alliance Insurance Group	168,500	424,030
	Royal Bank of Scotland Group PLC, Edinburgh	22,535	735,988
	Royal Dutch Shell, B Shares	20,800	743,804
	Smith & Nephew PLC	57,600	476,340
	Tate & Lyle PLC	25,300	256,054
	Taylor Woodrow PLC	20,200	141,081
	Tesco PLC	107,600	626,904
	Tomkins PLC	98,151	606,306
	Unilever PLC	41,258	438,250
	United Business Media PLC	25,300	330,102
	United Utilities PLC	16,400	200,671
	Viridian Group PLC	8,800	154,294
	Vodafone Group PLC	368,981	871,347
	TOTAL UNITED KINGDOM		$31,474,299

	UNITED STATES - 5.3%
	Aracruz Celulose SA	9,800	539,784
	BP PLC	9,800	722,456
	Chunghwa Telecom Co., Ltd.	14,700	302,820
	Elec & Eltek International Co., Ltd.	9,000	22,050
	HDFC Bank Ltd.	7,400	$435,268
	Infosys Technologies Ltd.	5,700	448,305
	Kookmin Bank	5,100	454,155
	Korea Electric Power Corp.	25,600	583,680
	Manulife Financial Corp.	8,400	548,436
	POSCO	7,400	521,478
[5]	Petroleo Brasileiro SA	6,300	560,007
	Samsung Electronics Co., Ltd.	1,244	424,204
	SAP AG	7,900	431,577
	State Bank of India Ltd.	4,900	249,655
	Suncor Energy, Inc.	6,842	586,633
	Taiwan Semiconductor Manufacturing Co., Ltd.	38,700	$405,576
	Teva Pharmaceutical Industries Ltd.	12,200	494,100
	Total SA	4,800	662,496
	Wal-Mart de Mexico SA de CV	15,600	447,326
	TOTAL UNITED STATES		$8,840,006

TOTAL COMMON STOCKS (IDENTIFIED COST $128,604,660)			$163,065,808

4MUTUAL FUND - 0.3%
	MTB Prime Money Market Fund, Institutional Shares (AT NET ASSET VALUE)	429,071	$429,071

TOTAL INVESTMENTS - 98.9% (IDENTIFIED COST $129,033,731)			$163,494,879

OTHER ASSETS AND LIABILITIES - NET - 1.1%			$1,748,980

TOTAL NET ASSETS - 100%			$165,243,859

See Notes to Portfolios of Investments

The categories of investments are shown as a percentage of total net assets at April 30, 2006.

(1) Discount rate at time of purchase.

(2) Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund’s Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At April 30, 2006, these securities were as follows:

MTB Fund	Amount	Percentage of Total Net Assets

Short-Term Corporate Bond Fund	$2,998,625	4.4%

U.S. Government Bond Fund	1,132,120	0.7%

Virginia Municipal Bond Fund	265,675	1.2%

Intermediate Term Bond Fund	1,918,397	0.9%

Income Fund	5,104,507	3.6%

Balanced Fund	525,588	1.0%

(3) At April 30, 2006, 3.8%, of the total investments at market value were subject to the alternative minimum tax for New York Municipal Bond Fund, 0.4% for Maryland Municipal Bond Fund and 16.5% for Virginia Municipal Bond Fund. At April 30, 2006, the Pennsylvania Municipal Bond Fund held no securities that are subject to the federal alternative minimum tax.

(4) Affiliated company.

(5) Non-income producing security.

(6) Current rate and next reset date shown for Variable Rate Demand Notes.

The following acronyms are used throughout this report:

ADR - American Depositary Receipt	HEFA - Health and Education Facilities Authority

AMBAC - American Municipal Bond Assurance Corporation	HFA - Housing Finance Agency

AMT - Alternative Minimum Tax	IDA - Industrial Development Authority

ARM - Adjustable Rate Mortgage	IDFA - Industrial Development Finance Authority

COL - Collateralized	INS - Insured

CP - Commercial Paper	LIQ - Liquidity Agreement

CSD - Central School District	LOC(s) - Letter(s) of Credit

EDA - Economic Development Authority	MFH - Multifamily Housing

EDRB - Economic Development Revenue Bonds	MHF - Maryland Housing Fund

FGIC - Financial Guaranty Insurance Corporation	MTN - Medium Term Note

FHA - Federal Housing Administration	PCA - Pollution Control Authority

FNMA - Federal National Mortgage Association	PRF - Prerefunded

FSA - Financial Security Assurance	REMIC - Real Estate Mortgage Investment Conduit

GNMA - Government National Mortgage Association	SFM - Single Family Mortgage

GO - General Obligation	UT - Unlimited Tax

GTD - Guaranteed	VRDNs - Variable Rate Demand Notes

MTB Fund	Cost of Investments for Federal Tax Purposes

Short Duration Government Bond Fund	$198,330,548

Short-Term Corporate Bond Fund	72,204,833

U.S. Government Bond Fund	169,270,403

New York Municipal Bond Fund	86,732,990

Pennsylvania Municipal Bond Fund	137,946,018

Maryland Municipal Bond Fund	142,094,305

Virginia Municipal Bond Fund	21,406,888

Intermediate-Term Bond Fund	223,323,095

Income Fund	143,602,116

Managed Allocation Fund - Conservative Growth	14,214,999

Managed Allocation Fund - Moderate Growth	63,418,861

Managed Allocation Fund - Aggressive Growth	28,843,206

Balanced Fund	46,013,371

Equity Income Fund	60,228,388

Large Cap Value Fund	132,243,048

Equity Index Fund	67,515,899

Large Cap Stock Fund	286,147,977

Large Cap Growth Fund	48,123,688

Multi Cap Growth Fund	54,140,140

Mid Cap Stock Fund	135,307,361

Mid Cap Growth Fund	68,072,940

Small Cap Stock Fund	152,790,290

Small Cap Growth Fund	172,632,571

International Equity Fund	130,346,614

See Notes which are an integral part of the Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2006	Short Duration Government Bond Fund	Short-Term Corporate Bond Fund	U.S. Government Bond Fund	New York Municipal Bond Fund

ASSETS:
Investments in securities, at value	$ 194,102,000	$ 71,348,151	$ 165,140,239	$ 88,448,936
Cash	--	--	--	--
Income receivable	1,040,443	834,079	1,534,206	1,371,836
Receivable for shares sold	16,694	10,463	56,786	204,806
Receivable for investments sold	--	--	--	1,538,368
Prepaid expenses	--	2,861	--	--

TOTAL ASSETS	195,159,137	72,195,554	166,731,231	91,563,946

LIABILITIES:
Payable for investments purchased	--	4,118,644	--	1,485,263
Payable to bank	--	--	--	19,898
Income distribution payable	285,564	128,806	283,864	151,587
Payable for shares redeemed	43,972	36,031	85,611	102,526
Payable for transfer and dividend disbursing agent fees and expenses	13,624	12,185	47,175	17,774
Payable for audit fees	13,393	13,393	13,424	13,402
Payable for portfolio accounting fees	19,034	8,124	17,119	10,047
Payable for legal fees	1,642	1,633	1,624	1,628
Payable for distribution services fee (Note 5)	445	79	2,023	811
Payable for shareholder services fee (Note 5)	554	15	2,231	7,660
Payable for share registration costs	10,358	9,420	10,495	10,429
Payable for printing and postage	--	--	1,821	818
Accrued expenses	15,845	--	1,497	346

TOTAL LIABILITIES	404,431	4,328,330	466,884	1,822,189

NET ASSETS	$ 194,754,706	$ 67,867,224	$ 166,264,347	$ 89,741,757

NET ASSETS CONSIST OF:
Paid-in capital	$ 201,320,316	$ 70,174,693	$ 179,812,735	$ 88,357,349
Net unrealized appreciation (depreciation) of investments	(4,155,509)	(856,682)	(3,334,766)	1,686,573
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,414,535)	(1,450,897)	(10,227,997)	(302,011)
Undistributed (distributions in excess of) net investment income	4,434	110	14,375	(154)

TOTAL NET ASSETS	$ 194,754,706	$ 67,867,224	$ 166,264,347	$ 89,741,757

Class A Shares	$ 4,476,606	$ 280,973	$ 43,954,710	$ 50,299,380

Class B Shares	$ 122,804	$ 65,601	$ 366,654	$ 1,307,048

Institutional I Shares	$ 190,155,296	$ 67,520,650	$ 121,942,983	$ 38,135,329

SHARES OUTSTANDING:
Class A Shares	472,074	28,913	4,831,288	4,847,271

Class B Shares	12,950	6,751	40,305	125,956

Institutional I Shares	20,052,348	6,948,172	13,405,172	3,674,967

See Notes which are an integral part of the Financial Statements

Pennsylvania Municipal Bond Fund	Maryland Municipal Bond Fund	Virginia Municipal Bond Fund	Intermediate-Term Bond Fund	Income Fund	Managed Allocation Fund-- Conservative Growth	Managed Allocation Fund-- Moderate Growth

$ 141,496,227	$ 146,043,901	$ 21,969,386	$ 217,069,362	$ 140,769,317	$ 14,076,246	$ 64,927,265
--	--	--	5	--	--	--
2,138,855	2,179,529	335,083	2,020,109	1,574,040	35,325	78,325
3,000	1,051	--	21,159	18,169	3,885	44,761
1,576,938	--	--	--	--	--	--
--	--	--	--	--	883	--

145,215,020	148,224,481	22,304,469	219,110,635	142,361,526	14,116,339	65,050,351

--	--	--	--	--	432	--
1,109,621	--	--	--	--	--	--
424,217	346,195	11,626	596,992	341,150	--	--
157,492	168,946	3,934	145,888	140,140	12,009	177,518
13,284	15,155	3,340	12,801	15,419	13,408	41,287
13,293	14,245	14,071	13,377	13,130	13,427	13,509
14,725	15,833	4,667	21,795	15,626	3,783	8,367
1,616	2,331	4,475	1,603	1,535	1,635	1,675
840	5,673	4,597	152	2,497	1,593	18,064
172	371	--	324	5,925	--	9,152
10,083	11,798	4,540	11,274	9,004	7,245	6,071
145	1,130	470	--	1,083	2,187	9,507
297	4,019	2,324	1,783	917	--	1,384

1,745,785	585,696	54,044	805,989	546,426	55,719	286,534

$ 143,469,235	$ 147,638,785	$ 22,250,425	$ 218,304,646	$ 141,815,100	$ 14,060,620	$ 64,763,817

$ 141,340,819	$ 143,639,198	$ 21,517,248	$ 237,270,598	$ 145,666,710	$ 13,840,259	$ 60,475,086
3,572,421	3,912,770	553,688	(5,399,049)	(2,612,354)	(123,854)	1,526,727
(1,438,972)	86,818	179,827	(13,567,074)	(1,239,355)	321,614	2,708,044
(5,033)	(1)	(338)	171	99	22,601	53,960

$ 143,469,235	$ 147,638,785	$ 22,250,425	$ 218,304,646	$ 141,815,100	$ 14,060,620	$ 64,763,817

$ 6,224,560	$ 49,827,944	$ 22,250,425	$ 1,774,223	$ 7,252,789	$ 10,591,952	$ 42,198,030

$ 857,518	$ 1,886,641	$ --	$ 128,777	$ 1,560,702	$ 3,468,668	$ 22,565,787

$ 136,387,157	$ 95,924,200	$ --	$ 216,401,646	$ 133,001,609	$ --	$ --

621,564	4,956,763	2,036,352	184,048	751,186	1,065,179	4,031,301

85,613	187,303	--	13,364	163,853	349,920	2,180,526

13,619,119	9,532,768	--	22,436,842	13,963,014	--	--

April 30, 2006	Short Duration Government Bond Fund	Short-Term Corporate Bond Fund	U.S. Government Bond Fund	New York Municipal Bond Fund

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
Net Asset Value Per Share, no par value, unlimited shares authorized:
Class A Shares	$ 9.48	$ 9.72	$ 9.10	$ 10.38

Class B Shares	$ 9.48	$ 9.72	$ 9.10	$ 10.38

Institutional I Shares	$ 9.48	$ 9.72	$ 9.10	$ 10.38

Offering Price Per Share*
Class A Shares	$ 9.77****	$ 10.02****	$ 9.53**	$ 10.87**

Class B Shares	$ 9.48	$ 9.72	$ 9.10	$ 10.38

Institutional I Shares	$ 9.48	$ 9.72	$ 9.10	$ 10.38

Redemption Proceeds Per Share*
Class A Shares	$ 9.48	$ 9.72	$ 9.10	$ 10.38

Class B Shares	$ 9.01*****	$ 9.23*****	$ 8.65*****	$ 9.86*****

Institutional I Shares	$ 9.48	$ 9.72	$ 9.10	$ 10.38

Investments, at identified cost	$ 198,257,509	$ 72,204,833	$ 168,475,005	$ 86,762,363

Investments in affiliated issuers	$ --	$ --	$ --	$ --

* See “What Do Shares Cost?” in the Prospectus.

** Computation of offering price per share 100/95.5 of net asset value.

*** Computation of offering price per share 100/96.00 of net asset value.

**** Computation of offering price per share 100/97.00 of net asset value.

***** Computation of redemption price per share 95/100 of net asset value.

See Notes which are an integral part of the Financial Statements

Pennsylvania Municipal Bond Fund	Maryland Municipal Bond Fund	Virginia Municipal Bond Fund	Intermediate-Term Bond Fund	Income Fund	Managed Allocation Fund-- Conservative Growth	Managed Allocation Fund-- Moderate Growth

$ 10.01	$ 10.05	$ 10.93	$ 9.64	$ 9.66	$ 9.94	$ 10.47

$ 10.02	$ 10.07	$ --	$ 9.64	$ 9.53	$ 9.91	$ 10.35

$ 10.01	$ 10.06	$ --	$ 9.64	$ 9.53	$ --	$ --

$ 10.48**	$ 10.52**	$ 11.45**	$ 10.09**	$ 10.12**	$ 10.35***	$ 10.96**

$ 10.02	$ 10.07	$ --	$ 9.64	$ 9.53	$ 9.91	$ 10.35

$ 10.01	$ 10.06	$ --	$ 9.64	$ 9.53	$ --	$ --

$ 10.01	$ 10.05	$ 10.93	$ 9.64	$ 9.66	$ 9.94	$ 10.47

$ 9.52*****	$ 9.57*****	$ --	$ 9.16*****	$ 9.05*****	$ 9.41*****	$ 9.83*****

$ 10.01	$ 10.06	$ --	$ 9.64	$ 9.53	$ --	$ --

$ 137,923,806	$ 142,131,131	$ 21,415,698	$ 222,468,411	$ 143,381,671	$ 14,200,100	$ 63,400,538

$ --	$ 275,068	$ 143,216	$ --	$ --	$ 14,076,246	$ 64,927,265

April 30, 2006	Managed Allocation Fund-- Aggressive Growth	Balanced Fund

ASSETS:
Investments in securities, at value	$ 30,408,503	$ 50,760,187
Cash	--	--
Income receivable	8,444	170,241
Receivable for shares sold	30,538	324,545
Receivable for investments sold	--	--

TOTAL ASSETS	30,447,485	51,254,973

LIABILITIES:
Payable for investments purchased	--	126,502
Payable to bank	--	--
Payable for shares redeemed	36,390	461,541
Payable for transfer and dividend disbursing agent fees and expenses	22,963	25,880
Payable for audit fees	13,642	13,124
Payable for portfolio accounting fees	5,407	8,050
Payable for distribution services fee (Note 5)	4,420	10,022
Payable for shareholder services fee (Note 5)	--	2,787
Payable for share registration costs	7,480	9,114
Payable for printing and postage	6,735	10,250
Accrued expenses	1,786	4,142

TOTAL LIABILITIES	98,823	671,412

NET ASSETS	$ 30,348,662	$ 50,583,561

NET ASSETS CONSIST OF:
Paid-in capital	$ 27,121,130	$ 93,033,945
Net unrealized appreciation (depreciation) of investments and translation of assets & liabilities in foreign currency	1,566,337	5,111,707
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,661,195	(47,632,897)
Undistributed (distributions in excess of) net investment income	--	70,806

TOTAL NET ASSETS	$ 30,348,662	$ 50,583,561

Class A Shares	$ 20,789,943	$ 21,678,726

Class B Shares	$ 9,558,719	$ 8,826,680

Institutional I Shares	$ --	$ 20,078,155

SHARES OUTSTANDING:
Class A Shares	1,952,448	1,576,707

Class B Shares	917,595	641,715

Institutional I Shares	--	1,456,435

See Notes which are an integral part of the Financial Statements

Equity Income Fund	Large Cap Value Fund	Equity Index Fund	Large Cap Stock Fund	Large Cap Growth Fund	Multi Cap Growth Fund

$ 63,469,301	$ 151,010,410	$ 84,124,973	$ 351,129,273	$ 52,242,107	$ 60,326,407

--	--	--	--	--	32,667
81,647	196,242	105,464	233,831	23,741	41,159
9,270	60,125	6,739	335,478	16,000	334,152
768,484	--	1,197,424	1,350,964	--	151,798
64,328,702	151,266,777	85,434,600	353,049,546	52,281,848	60,886,183

625,773	--	1,000,096	3,211,147	263,191	670,969
--	--	304,940	--	--	--
129,178	33,536	37,889	813,203	56,912	377,886
12,759	19,960	14,302	24,385	15,065	21,602
13,329	14,062	13,494	13,240	13,508	13,341
8,982	17,089	11,240	35,035	8,151	8,295
1,045	4,602	1,412	12,841	1,075	8,484
2,833	12,509	251	27,530	2,928	3,076
10,077	12,391	10,753	17,211	11,783	9,442
1,433	--	1,475	24,917	--	10,425
2,370	1,768	788	5,993	1,611	673

807,779	115,917	1,396,640	4,185,502	374,224	1,124,193

$ 63,520,923	$ 151,150,860	$ 84,037,960	$ 348,864,044	$ 51,907,624	$ 59,761,990

$ 57,141,316	$ 128,582,343	$ 85,825,820	$ 312,605,442	$ 50,230,414	$ 89,702,494
3,445,380	18,790,576	20,464,572	65,694,551	4,317,044	6,740,378
2,882,693	3,664,844	(22,366,623)	(29,435,949)	(2,654,617)	(36,680,882)
51,534	113,097	114,191	--	14,783	--

$ 63,520,923	$ 151,150,860	$ 84,037,960	$ 348,864,044	$ 51,907,624	$ 59,761,990

$ 5,289,341	$ 34,187,482	$ 4,938,081	$ 35,489,708	$ 2,935,606	$ 19,561,335

$ 301,285	$ 1,228,856	$ 622,770	$ 8,453,135	$ 1,315,887	$ 7,427,630

$ 57,930,297	$ 115,734,522	$ 78,477,109	$ 304,921,201	$ 47,656,131	$ 32,773,025

612,211	2,747,171	453,170	4,100,017	353,485	1,173,733

35,045	100,133	57,294	1,030,567	166,736	467,861

6,737,522	9,299,352	7,200,218	35,480,535	5,743,424	1,934,628

April 30, 2006	Managed Allocation Fund-- Aggressive Growth	Balanced Fund

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
Net Asset Value Per Share, no par value, unlimited shares authorized:
Class A Shares	$ 10.65	$ 13.75

Class B Shares	$ 10.42	$ 13.75

Institutional I Shares	$ --	$ 13.79

Offering Price Per Share*
Class A Shares	$ 11.21**	$ 14.55***

Class B Shares	$ 10.42	$ 13.75

Institutional I Shares	$ --	$ 13.79

Redemption Proceeds Per Share*
Class A Shares	$ 10.65	$ 13.75

Class B Shares	$ 9.90****	$ 13.06****

Institutional I Shares	$ --	$ 13.79

Investments, at identified cost	$ 28,842,166	$ 45,648,480

Investments in affiliated issuers	$ 30,408,503	$ 1,415,232

* See “What Do Shares Cost?” in the Prospectus.

** Computation of offering price per share 100/95 of net asset value.

*** Computation of offering price per share 100/94.50 of net asset value.

**** Computation of redemption price per share 95/100 of net asset value.

See Notes which are an integral part of the Financial Statements

Equity Income Fund	Large Cap Value Fund	Equity Index Fund	Large Cap Stock Fund	Large Cap Growth Fund	Multi Cap Growth Fund

$ 8.64	$ 12.44	$ 10.90	$ 8.66	$ 8.30	$ 16.67

$ 8.60	$ 12.27	$ 10.87	$ 8.20	$ 7.89	$ 15.88

$ 8.60	$ 12.45	$ 10.90	$ 8.59	$ 8.30	$ 16.94

$ 9.14***	$ 13.16***	$ 11.53***	$ 9.16***	$ 8.78***	$ 17.64***

$ 8.60	$ 12.27	$ 10.87	$ 8.20	$ 7.89	$ 15.88

$ 8.60	$ 12.45	$ 10.90	$ 8.59	$ 8.30	$ 16.94

$ 8.64	$ 12.44	$ 10.90	$ 8.66	$ 8.30	$ 16.67

$ 8.17****	$ 11.66****	$ 10.33****	$ 7.79****	$ 7.50****	$ 15.09****

$ 8.60	$ 12.45	$ 10.90	$ 8.59	$ 8.30	$ 16.94

$ 60,023,921	$ 132,219,834	$ 63,660,401	$ 285,434,722	$ 47,925,063	$ 53,586,029

$ 824,764	$ 3,931,633	$ --	$ 4,555,002	$ 859,925	$ 1,206,772

April 30, 2006	Mid Cap Stock Fund	Mid Cap Growth Fund	Small Cap Stock Fund	Small Cap Growth Fund	International Equity Fund

ASSETS:
Investments in securities, at value	$ 162,113,322	$ 90,433,669	$ 193,688,562	$ 187,442,595	$ 163,494,879
Cash	--	--	--	961,718	--
Cash denominated in foreign currencies (identified cost $389,038)	--	--	--	--	397,017
Income receivable	162,118	22,600	134,644	62,877	554,360
Receivable for shares sold	275,712	12,827	31,598	722,678	14,864
Receivable for foreign exchange contracts	--	--	--	--	3,634
Receivable for investments sold	655,230	767,343	2,389,487	1,467,882	1,936,571

TOTAL ASSETS	163,206,382	91,236,439	196,244,291	190,657,750	166,401,325

LIABILITIES:
Payable for investments purchased	1,091,272	1,034,262	2,294,554	11,825,456	825,382
Payable to bank	--	--	--	--	226,577
Payable for shares redeemed	146,907	4,000	16,585	129,864	28,450
Payable for foreign exchange contracts	--	--	--	--	3,559
Written options, at value (premium of $34,336)	--	--	--	6,150	--
Payable for transfer and dividend disbursing agent fees and expenses	35,349	15,093	15,503	52,525	21,790
Payable for distribution services fee (Note 5)	9,074	1,526	1,050	14,036	2,284
Payable for shareholder services fee (Note 5)	11,259	5,876	39,890	8,439	12,490
Accrued expenses	59,598	35,688	52,767	68,679	36,934

TOTAL LIABILITIES	1,353,459	1,096,445	2,420,349	12,105,149	1,157,466

NET ASSETS	$ 161,852,923	$ 90,139,994	$ 193,823,942	$ 178,552,601	$ 165,243,859

NET ASSETS CONSIST OF:
Paid-in capital	$ 128,379,565	$ 60,443,221	$ 135,846,835	$ 138,506,743	$ 128,869,934
Net unrealized appreciation of investments and translation of assets & liabilities in foreign currency	26,911,632	22,408,456	43,557,587	15,580,555	34,493,791
Accumulated net realized gain on investments and foreign currency transactions	5,968,502	7,288,317	14,419,520	24,465,303	2,246,778
Undistributed (distributions in excess of) net investment income	593,224	--	--	--	(366,644)

TOTAL NET ASSETS	$ 161,852,923	$ 90,139,994	$ 193,823,942	$ 178,552,601	$ 165,243,859

Class A Shares	$ 67,175,875	$ 7,734,138	$ 5,609,638	$ 59,464,267	$ 11,887,000

Class B Shares	$ 3,154,541	$ 646,862	$ 1,479,749	$ 2,940,379	$ 827,354

Class C Shares	$ --	$ --	$ --	$ 385,586	$ --

Institutional I Shares	$ 91,522,507	$ 81,758,994	$ 186,734,555	$ 115,762,369	$ 152,529,505

See Notes which are an integral part of the Financial Statements

April 30, 2006	Mid Cap Stock Fund	Mid Cap Growth Fund	Small Cap Stock Fund	Small Cap Growth Fund	International Equity Fund

SHARES OUTSTANDING:
Class A Shares	4,078,228	474,852	564,062	2,822,474	969,494

Class B Shares	204,450	40,379	157,384	145,557	69,166

Class C Shares	--	--	--	18,834	--

Institutional I Shares	5,551,937	4,969,759	18,813,631	5,399,548	12,532,496

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
Net Asset Value Per Share, no par value, unlimited shares authorized:
Class A Shares	$ 16.47	$ 16.29	$ 9.95	$ 21.07	$ 12.26

Class B Shares	$ 15.43	$ 16.02	$ 9.40	$ 20.20	$ 11.96

Class C Shares	$ --	$ --	$ --	$ 20.47	$ --

Institutional I Shares	$ 16.48	$ 16.45	$ 9.93	$ 21.44	$ 12.17

Offering Price Per Share*
Class A Shares	$ 17.43**	$ 17.24**	$ 10.53**	$ 22.30**	$ 12.97**

Class B Shares	$ 15.43	$ 16.02	$ 9.40	$ 20.20	$ 11.96

Class C Shares	$ --	$ --	$ --	$ 20.47	$ --

Institutional I Shares	$ 16.48	$ 16.45	$ 9.93	$ 21.44	$ 12.17

Redemption Proceeds Per Share*
Class A Shares	$ 16.47	$ 16.29	$ 9.95	$ 21.07	$ 12.26

Class B Shares	$ 14.66***	$ 15.22***	$ 8.93***	$ 19.19***	$ 11.36***

Class C Shares	$ --	$ --	$ --	$ 20.27****	$ --

Institutional I Shares	$ 16.48	$ 16.45	$ 9.93	$ 21.44	$ 12.17

Investments, at identified cost	$ 135,201,690	$ 68,025,213	$ 150,130,975	$ 171,890,226	$ 129,033,731

Investments in affiliated issuers	$ 5,727,686	$ 3,961,443	$ 1,666,886	$ 11,058,511	$ 429,071

* See “What Do Shares Cost?” in the Prospectus.

** Computation of offering price per share 100/94.50 of net asset value.

*** Computation of redemption price per share 95/100 of net asset value.

**** Computation of redemption price per share 99/100 of net asset value.

STATEMENTS OF OPERATIONS

Year Ended April 30, 2006	Short Duration Government Bond Fund	Short-Term Corporate Bond Fund	U.S. Government Bond Fund	New York Municipal Bond Fund

INVESTMENT INCOME:
Dividends	$ --	$ --	$ --	$ --
Interest	7,365,327 (b)	2,703,666 (b)	8,160,495 (b)	4,147,559

TOTAL INVESTMENT INCOME	7,365,327	2,703,666	8,160,495	4,147,559

EXPENSES:
Investment advisory fee (Note 5)	1,165,144	494,168	1,186,430	633,690
Administrative personnel and services fee (Note 5)	120,454	43,885	105,122	56,112
Custodian fees	9,710	3,530	8,475	4,526
Transfer and dividend disbursing agent fees and expenses	36,425	33,294	54,186	53,466
Trustees’ fees	6,613	6,822	6,780	6,624
Auditing fees	14,162	14,271	14,389	14,164
Legal fees	3,927	4,082	4,105	4,006
Portfolio accounting fees	76,621	32,762	67,958	39,865
Distribution services fee--Class A Shares (Note 5)	12,393	713	97,402	128,416
Distribution services fee--Class B Shares (Note 5)	1,059	397	2,501	9,200
Shareholder services fee--Class A Shares (Note 5)	12,400	713	94,687	113,377
Shareholder services fee--Class B Shares (Note 5)	354	135	835	3,074
Shareholder services fee--Institutional I Shares (Note 5)	472,688	175,640	311,891	94,827
Share registration costs	37,203	37,218	39,744	38,718
Printing and postage	9,615	6,439	13,816	13,514
Insurance premiums	13,647	10,137	13,045	10,401
Miscellaneous	30,581	2,926	560	2,690

TOTAL EXPENSES	2,022,996	867,132	2,021,926	1,226,670

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement of investment advisory fee (Note 5)	(223,107)	(160,070)	(90,987)	(271,315)
Waiver of distribution services fee--Class A Shares (Note 5)	(7,461)	(199)	(88,791)	(128,416)
Waiver of distribution services fee--Class B Shares (Note 5)	--	--	--	--
Waiver of shareholder services fee--Class A Shares (Note 5)	(4,974)	(684)	(84,352)	(35,957)
Waiver of shareholder services fee--Class B Shares (Note 5)	(311)	--	(29)	(246)
Waiver of shareholder services fee--Institutional I Shares (Note 5)	(472,688)	(175,640)	(311,901)	(94,827)
Reimbursement of other operating expenses	--	--	--	--

TOTAL WAIVERS AND REIMBURSEMENTS	(708,541)	(336,593)	(576,060)	(530,761)

Net expenses	1,314,455	530,539	1,445,866	695,909

Net investment income	6,050,872	2,173,127	6,714,629	3,451,650

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(302,268)	(118,084)	(301,989)	(325,008)
Capital gain distributions from other registered investment companies	--	--	--	--
Net change in unrealized appreciation (depreciation) of investments	(2,102,623)	(488,196)	(6,031,045)	(1,750,897)

Net realized and unrealized gain (loss) on investments	(2,404,891)	(606,280)	(6,333,034)	(2,075,905)

Change in net assets resulting from operations	$ 3,645,981	$ 1,566,847	$ 381,595	$ 1,375,745

* Reflects operations for the period from November 1, 2005 to April 30, 2006. Beginning with the year ended April 30, 2006, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

** For the year ended October 31, 2005.

(a) Including $26,320, $20,407, $349, $353,129 and $1,073,704 received from affiliated issuers, respectively (Note 5).

(b) Including stock loan income of $3,308, $1,574, $7,083 and $2,514, respectively.

(c) Including realized gain (loss) of $(2,161) and $258,427 from the sales of investments in affiliated issuers, respectively (Note 5).

See Notes which are an integral part of the Financial Statements

Pennsylvania Municipal Bond Fund	Maryland Municipal Bond Fund	Virginia Municipal Bond Fund*	Virginia Municipal Bond Fund**	Intermediate-Term Bond Fund	Income Fund	Managed Allocation Fund-- Conservative Growth	Managed Allocation Fund-- Moderate Growth

$ 26,320 (a)	$ 20,407 (a)	$ 349 (a)	$ --	$ --	$ --	$ 353,129 (a)	$ 1,073,704 (a)
7,100,808	5,732,766	565,527	1,193,729	10,969,123	8,544,320 (b)	--	--

7,127,128	5,753,173	565,876	1,193,729	10,969,123	8,544,320	353,129	1,073,704

1,090,896	851,518	57,181	97,192	1,665,949	1,064,318	29,937	141,344
96,838	75,320	7,078	77,754	147,821	110,307	7,361	34,884
19,706	10,436	2,073	--	11,900	8,869	598	2,827
36,251	38,331	9,176	--	35,149	45,560	37,177	99,543
6,721	6,986	4,705	--	6,626	7,015	6,574	6,612
14,135	14,953	14,071	--	14,099	14,107	14,128	14,216
4,048	4,791	9,380	--	3,886	4,448	3,946	3,979
62,824	52,477	7,813	--	92,194	70,686	12,703	28,800
18,990	58,695	28,747	64,795	5,290	19,480	20,848	88,081
6,000	14,545	--	--	911	13,324	27,265	159,647
18,996	59,176	9,776	6,114	5,348	20,180	20,848	88,081
1,432	4,620	--	--	304	4,460	9,088	53,210
368,487	240,035	--	--	589,290	418,623	--	--
36,754	40,637	28,871	--	39,106	37,465	26,005	26,989
8,225	12,438	726	--	6,100	15,144	11,312	33,876
12,578	11,655	264	--	15,157	14,281	7,826	9,144
3,458	4,949	4,871	7,174	4,215	3,119	1,608	4,005

1,806,339	1,501,562	184,732	253,029	2,643,345	1,871,386	237,224	795,238

(72,034)	(248,682)	(101,588)	--	(304,960)	(47,230)	(29,937)	--
(14,226)	(33,162)	--	--	(4,310)	--	(20,848)	(45,684)
--	--	--	--	--	--	(6,907)	--
(18,996)	(59,217)	(9,776)	--	(1,077)	(18,622)	(20,848)	(42,150)
(22)	(194)	--	--	(73)	(535)	(9,088)	--
(305,584)	(240,035)	--	--	(589,290)	(335,012)	--	--
--	--	(19,816)	--	--	--	(9,545)	--

(410,862)	(581,290)	(131,180)	--	(899,710)	(401,399)	(97,173)	(87,834)

1,395,477	920,272	53,552	253,029	1,743,635	1,469,987	140,051	707,404

5,731,651	4,832,901	512,324	940,700	9,225,488	7,074,333	213,078	366,300

877,408	250,509	171,003	228,210	(935,558)	(490,325)	(2,161)(c)	258,427 (c)
--	--	--	--	--	--	348,475	2,798,728
(4,673,880)	(3,429,947)	(457,502)	(932,092)	(6,975,305)	(6,203,197)	82,406	3,080,446

(3,796,472)	(3,179,438)	(286,499)	(703,882)	(7,910,863)	(6,693,522)	428,720	6,137,601

$ 1,935,179	$ 1,653,463	$ 225,825	236,818	$ 1,314,625	$ 380,811	$ 641,798	$ 6,503,901

Year Ended April 30, 2006	Managed Allocation Fund-- Aggressive Growth	Balanced Fund

INVESTMENT INCOME:
Dividends	$ 292,021 (a)	$ 769,913 (a)(b)
Interest	--	1,126,270 (c)

TOTAL INVESTMENT INCOME	292,021	1,896,183

EXPENSES:
Investment advisory fee (Note 5)	64,741	513,630
Administrative personnel and services fee (Note 5)	15,987	49,786
Custodian fees	1,295	3,951
Transfer and dividend disbursing agent fees and expenses	75,706	62,725
Trustees’ fees	6,612	6,801
Auditing fees	14,316	14,087
Legal fees	3,963	4,269
Portfolio accounting fees	17,997	39,699
Distribution services fee--Class A Shares (Note 5)	42,945	58,311
Distribution services fee--Class B Shares (Note 5)	65,388	80,574
Shareholder services fee--Class A Shares (Note 5)	42,945	58,667
Shareholder services fee--Class B Shares (Note 5)	21,796	26,957
Shareholder services fee--Institutional I Shares (Note 5)	--	88,242
Share registration costs	26,142	36,896
Printing and postage	23,186	43,746
Insurance premiums	8,307	13,376
Miscellaneous	2,750	1,102

TOTAL EXPENSES	434,076	1,102,819

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement of investment advisory fee (Note 5)	(2,088)	(110,535)
Waiver of distribution services fee--Class A Shares (Note 5)	(42,945)	(2,347)
Waiver of distribution services fee--Class B Shares (Note 5)	(15,693)	--
Waiver of shareholder services fee--Class A Shares (Note 5)	(42,945)	(58,667)
Waiver of shareholder services fee--Class B Shares (Note 5)	(21,796)	(6,478)
Waiver of shareholder services fee--Institutional I Shares (Note 5)	--	(76,085)

TOTAL WAIVERS AND REIMBURSEMENTS	(125,467)	(254,112)

Net expenses	308,609	848,707

Net investment income (loss)	(16,588)	1,047,476

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND OPTIONS:
Net realized gain (loss) on investments and options	105,616 (d)	7,854,805
Net realized gain on foreign currency transactions	--	--
Capital gain distributions from other registered investment companies	1,773,316	--
Net change in unrealized appreciation (depreciation) of investments	2,472,852	(1,883,505)

Net realized and unrealized gain on investments, foreign currency transactions and options	4,351,784	5,971,300

Change in net assets resulting from operations	$ 4,335,196	$ 7,018,776

(a) Including $292,021, $31,352, $25,008, $203,938, $10,896, $289,071, $10,025 and $49,110 received from affiliated issuers, respectively (Note 5).

(b) Net of foreign taxes withheld of $3,624, $10,449, $58,522, $3,741 and $6,904, respectively.

(c) Including $720 of stock loan income.

(d) Including realized gain of $105,616 on sales of investments in affiliated issuers (Note 5).

See Notes which are an integral part of the Financial Statements

Equity Income Fund	Large Cap Value Fund	Equity Index Fund	Large Cap Stock Fund	Large Cap Growth Fund	Multi Cap Growth Fund

$ 2,096,392 (a)	$ 2,251,292 (a)(b)	$ 1,762,206 (a)	$ 6,341,205 (a)(b)	$ 706,143 (a)(b)	$ 821,488 (a)(b)
--	--	--	--	--	--

2,096,392	2,251,292	1,762,206	6,341,205	706,143	821,488

505,510	850,543	187,693	3,314,779	443,915	497,040
44,958	75,013	58,432	242,358	32,410	44,248
3,611	6,075	4,692	17,119	2,611	3,550
35,263	44,030	37,757	67,547	38,549	62,778
6,572	6,393	6,835	7,165	6,554	6,775
14,069	14,438	14,349	14,475	14,196	14,168
3,939	3,674	4,181	4,504	3,829	4,029
37,151	55,803	45,214	150,724	30,266	35,716
12,249	44,800	11,251	94,629	6,644	48,782
1,950	7,407	4,233	76,722	9,685	64,326
12,267	59,052	12,843	95,659	6,606	49,499
650	2,466	1,411	25,465	3,228	21,462
167,511	227,989	220,143	817,828	120,470	106,102
37,480	40,302	38,316	25,257	38,102	46,367
14,945	12,078	14,346	73,611	9,636	33,749
9,951	11,038	11,090	21,305	9,140	10,147
3,403	1,293	20,752	4,857	3,407	3,481

911,479	1,462,394	693,538	5,054,004	779,248	1,052,219

(38,053)	(3,674)	(180,922)	(44,081)	(73,859)	(80,434)
(2,457)	(32,254)	--	--	(3,840)	(3,960)
--	--	--	--	--	--
(7,861)	(52,779)	(11,494)	(88,089)	(3,291)	(49,499)
--	--	--	--	--	(6,032)
(134,085)	(127,161)	(220,144)	(512,100)	(91,505)	(76,661)

(182,456)	(215,868)	(412,560)	(644,270)	(172,495)	(216,586)

729,023	1,246,526	280,978	4,409,734	606,753	835,633

1,367,369	1,004,766	1,481,228	1,931,471	99,390	(14,145)

4,461,851	4,457,537	(925,622)	29,496,345	887,134	4,186,542
--	--	--	--	--	41
--	--	--	--	--	--
4,792,720	18,736,423	12,294,073	10,146,079	4,554,030	8,402,815

9,254,571	23,193,960	11,368,451	39,642,424	5,441,164	12,589,398

$ 10,621,940	$ 24,198,726	$ 12,849,679	$ 41,573,895	$ 5,540,554	$ 12,575,253

Year Ended April 30, 2006	Mid Cap Stock Fund	Mid Cap Growth Fund	Small Cap Stock Fund	Small Cap Growth Fund	International Equity Fund

INVESTMENT INCOME:
Dividends	$ 2,340,518 (a)(b)	$ 772,831 (a)(b)	$ 2,122,807 (b)	$ 1,035,348 (a)(b)	$ 3,495,447 (a)(b)
Interest	--	--	--	--	53,476

TOTAL INVESTMENT INCOME	2,340,518	772,831	2,122,807	1,035,348	3,548,923

EXPENSES:
Investment advisory fee (Note 5)	1,282,787	748,911	1,522,892	1,242,763	1,461,477
Administrative personnel and services fee (Note 5)	93,459	54,606	110,906	90,455	90,383
Custodian fees	7,546	4,405	8,958	7,310	198,498
Transfer and dividend disbursing agent fees and expenses	87,427	40,717	40,395	160,614	49,952
Trustees’ fees	7,104	6,929	7,041	7,723	6,399
Auditing fees	14,872	14,585	14,692	15,683	16,805
Legal fees	4,300	3,698	4,440	5,112	3,896
Portfolio accounting fees	65,960	43,096	76,220	65,461	59,978
Distribution services fee--Class A Shares (Note 5)	127,046	17,751	13,504	123,664	20,411
Distribution services fee--Class B Shares (Note 5)	21,472	3,588	9,851	20,426	4,277
Distribution services fee--Class C Shares (Note 5)	--	--	--	556	--
Shareholder services fee--Class A Shares (Note 5)	151,721	17,760	13,278	136,740	25,964
Shareholder services fee--Class B Shares (Note 5)	7,155	1,192	3,190	6,619	1,424
Shareholder services fee--Class C Shares (Note 5)	--	--	398,142	258	--
Shareholder services fee--Institutional I Shares (Note 5)	210,991	201,166	--	220,957	337,955
Share registration costs	39,895	37,729	38,971	52,076	37,637
Printing and postage	36,691	12,618	14,784	84,208	23,273
Insurance premiums	12,922	10,788	13,743	16,207	11,697
Miscellaneous	756	3,260	3,355	6,148	4,242

TOTAL EXPENSES	2,172,104	1,222,799	2,294,362	2,262,980	2,354,268

(a) Including $105,244, $70,092, $115,614, $289,382 and $43,665 received from affiliated issuers, respectively (Note 5).

(b) Net of foreign taxes withheld of $14,084, $15,714, $12,119 and $324,372, respectively.

See Notes which are an integral part of the Financial Statements

Year Ended April 30, 2006	Mid Cap Stock Fund	Mid Cap Growth Fund	Small Cap Stock Fund	Small Cap Growth Fund	International Equity Fund

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement of investment advisory fee (Note 5)	(99,359)	(56,247)	(11,091)	(174,759)	(781)
Waiver of distribution services fee--Class A Shares( Note 5)	(76,381)	(4,974)	(11,911)	--	(6,237)
Waiver of shareholder services fee--Class A Shares (Note 5)	(140,032)	(13,501)	--	(136,740)	(25,988)
Waiver of shareholder services fee--Class B Shares (Note 5)	--	--	--	(546)	(570)
Waiver of shareholder services fee--Class C Shares (Note 5)	--	--	--	(75)	--
Waiver of shareholder services fee--Institutional I Shares (Note 5)	(109,716)	(136,889)	--	(141,457)	(202,566)

TOTAL WAIVERS AND REIMBURSEMENTS	(425,488)	(211,611)	(23,002)	(453,577)	(236,142)

Net expenses	1,746,616	1,011,188	2,271,360	1,809,403	2,118,126

Net investment income (loss)	593,902	(238,357)	(148,553)	(774,055)	1,430,797

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and options	7,550,163	11,714,145	25,790,967	33,662,488	24,137,674
Net realized gain (loss) on foreign currency transactions	--	132	--	--	(83,056)
Net change in unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	27,262,568	11,602,614	24,463,583	21,658,160	13,843,280

Net realized and unrealized gain on investments, options and foreign currency transactions	34,812,731	23,316,891	50,254,550	55,320,648	37,897,898

Change in net assets resulting from operations	$ 35,406,633	$ 23,078,534	$ 50,105,997	$ 54,546,593	$ 39,328,695

STATEMENTS OF CHANGES IN NET ASSETS

	Short Duration Government Bond Fund

	Year Ended April 30, 2006	Year Ended April 30, 2005

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$ 6,050,872	$ 4,949,306
Net realized gain (loss) on investments	(302,268)	(384,783)
Net change in unrealized appreciation (depreciation) of investments	(2,102,623)	(999,461)

Change in net assets resulting from operations	3,645,981	3,565,062

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(141,465)	(165,762)
Class B Shares	(3,364)	(1,956)
Institutional I Shares	(5,898,397)	(4,781,964)
Distributions from net realized gain on investments
Class A Shares	--	--
Class B Shares	--	--
Institutional I Shares	--	--

Change in net assets resulting from distributions to shareholders	(6,043,226)	(4,949,682)

SHARE TRANSACTIONS:
Proceeds from sale of shares	44,676,908	55,266,390
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Limited Maturity U.S. Government Fund	864,894	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Group Trust for Corporate Retirement Plans Short-Term Fixed Income Fund	1,648,819	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Fiduciary Tax-Free Fund	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	3,049,955	2,310,107
Cost of shares redeemed	(49,890,016)	(67,854,325)

Change in net assets resulting from share transactions	350,560	(10,277,828)

Change in net assets	(2,046,685)	(11,662,448)
NET ASSETS:
Beginning of period	196,801,391	208,463,839

End of period	$ 194,754,706	$ 196,801,391

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ 4,434	$ (3,212)

See Notes which are an integral part of the Financial Statements

Short-Term Corporate Bond Fund		U.S. Government Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund

Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005

$ 2,173,127	$ 2,001,524	$ 6,714,629	$ 7,638,174	$ 3,451,650	$ 3,038,196	$ 5,731,651	$ 6,699,085
(118,084)	84,853	(301,989)	117,803	(325,008)	94,927	877,408	407,326
(488,196)	(627,057)	(6,031,045)	(411,476)	(1,750,897)	1,319,443	(4,673,880)	754,257

1,566,847	1,459,320	381,595	7,344,501	1,375,745	4,452,566	1,935,179	7,860,668

(8,243)	(4,189)	(1,806,153)	(2,217,588)	(1,925,035)	(1,994,851)	(278,190)	(356,661)
(1,171)	(405)	(10,492)	(7,092)	(36,068)	(14,847)	(23,344)	(22,481)
(2,163,612)	(1,991,705)	(5,168,518)	(6,254,471)	(1,482,689)	(1,021,884)	(5,428,898)	(6,309,479)

--	--	--	--	(31,166)	(158,137)	--	--
--	--	--	--	(843)	(1,625)	--	--
--	--	--	--	(23,815)	(76,532)	--	--

(2,173,026)	(1,996,299)	(6,985,163)	(8,479,151)	(3,499,616)	(3,267,876)	(5,730,432)	(6,688,621)

16,769,690	23,316,573	42,793,553	49,570,560	18,504,147	11,015,198	10,436,549	11,404,309
--	--	--	--	--	--	--	--
--	--	--	--	--	--	--	--
--	--	--	--	10,375,577	--	--	--
778,790	752,770	3,598,384	3,961,813	1,719,110	1,910,552	483,983	542,024
(25,503,488)	(29,420,432)	(48,012,115)	(82,149,571)	(18,807,106)	(18,358,383)	(33,826,039)	(46,416,685)

(7,955,008)	(5,351,089)	(1,620,178)	(28,617,198)	11,791,728	(5,432,633)	(22,905,507)	(34,470,352)

(8,561,187)	(5,888,068)	(8,223,746)	(29,751,848)	9,667,857	(4,247,943)	(26,700,760)	(33,298,305)

76,428,411	82,316,479	174,488,093	204,239,941	80,073,900	84,321,843	170,169,995	203,468,300

$ 67,867,224	$ 76,428,411	$ 166,264,347	$ 174,488,093	$ 89,741,757	$ 80,073,900	$ 143,469,235	$ 170,169,995

$ 110	$ 9	$ 14,375	$ 911	$ (154)	$ 109	$ (5,033)	$ (15,262)

	Maryland Municipal Bond Fund

	Year Ended April 30, 2006	Year Ended April 30, 2005

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$ 4,832,901	$ 4,814,303
Net realized gain (loss) on investments	250,509	286,773
Capital gain distributions from other registered investment companies	--	--
Net change in unrealized appreciation (depreciation) of investments	(3,429,947)	1,450,215

Change in net assets resulting from operations	1,653,463	6,551,291

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(931,512)	(756,640)
Class B Shares	(59,064)	(64,006)
Institutional I Shares	(3,857,387)	(3,975,850)
Distributions from net realized gain on investments
Class A Shares	(43,174)	(73,780)
Class B Shares	(5,003)	(8,019)
Institutional I Shares	(237,770)	(368,787)

Change in net assets resulting from distributions to shareholders	(5,133,910)	(5,247,082)

SHARE TRANSACTIONS:
Proceeds from sale of shares	11,108,469	8,958,598
Proceeds from shares issued in connection with the tax-free transfer of assets from FBR Maryland Tax-Free Portfolio	34,631,541	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Discretionary Common Trust Fixed Income Fund, Class B	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust for Corporate Retirement Plans Intermediate Term Bond Fund	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Fiduciary Fixed Income Fund	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	1,431,970	1,406,024
Cost of shares redeemed	(16,721,913)	(13,386,331)

Change in net assets resulting from share transactions	30,450,067	(3,021,709)

Change in net assets	26,969,620	(1,717,500)

NET ASSETS:
Beginning of period	120,669,165	122,386,665

End of period	$ 147,638,785	$ 120,669,165

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ (1)	$ 17

* Reflects operations for the period from November 1, 2005 to April 30, 2006. Beginning with the year ended April 30, 2006, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

** Reflects operations for the period January 1, 2004 through October 31, 2004. Effective March 1, 2004 the Fund changed its fiscal year to October 31.

See Notes which are an integral part of the Financial Statements

Virginia Municipal Bond Fund				Intermediate-Term Bond Fund		Income Fund		Managed Allocation Fund-- Conservative Growth

Period Ended April 30, 2006*	Year Ended October 31, 2005	Period Ended October 31, 2004**	Year Ended December 31, 2003	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005

$ 512,324	$ 940,700	$ 906,314	$ 1,263,276	$ 9,225,488	$ 9,622,231	$ 7,074,333	$ 6,823,666	$ 213,078	$ 137,071
171,003	228,210	285,954	208,621	(935,558)	(65,565)	(490,325)	613,067	(2,161)	304,073
--	--	--	--	--	--	--	--	348,475	122,043
(457,502)	(932,092)	(382,632)	51,540	(6,975,305)	(24,066)	(6,203,197)	322,346	82,406	(398,729)

225,825	236,818	809,636	1,523,437	1,314,625	9,532,600	380,811	7,759,079	641,798	164,458

(502,691)	(956,498)	(906,314)	(1,263,276)	(81,847)	(342,845)	(315,332)	(364,384)	(175,213)	(93,667)
--	--	--	--	(3,777)	(4,174)	(57,730)	(65,769)	(47,451)	(36,671)
--	--	--	--	(9,517,589)	(11,369,844)	(6,922,017)	(6,538,813)	--	--

(228,211)	(362,006)	--	(31,055)	--	--	(25,129)	(83,127)	(243,451)	(19,716)
--	--	--	--	--	--	(5,402)	(18,709)	(75,703)	(11,481)
--	--	--	--	--	--	(524,279)	(1,514,963)	--	--

(730,902)	(1,318,504)	(906,314)	(1,294,331)	(9,603,213)	(11,716,863)	(7,849,889)	(8,585,765)	(541,818)	(161,535)

766,400	2,402,218	1,953,714	6,997,552	40,546,026	63,791,697	7,991,102	9,294,741	6,674,571	2,172,064
--	--	--	--	--	--	--	--	--	--
--	--	--	--	--	--	4,427,623	--	--	--
--	--	--	--	--	--	10,048,988	--	--	--
--	--	--	--	--	--	50,865,498	--	--	--
229,065	1,135,565	779,326	1,115,116	2,443,340	2,780,190	3,338,978	4,463,444	536,311	159,179
(3,347,381)	(4,567,012)	(6,980,590)	(9,152,648)	(64,626,484)	(81,292,569)	(69,745,192)	(64,658,578)	(3,214,598)	(1,594,267)

(2,351,916)	(1,029,229)	(4,247,550)	(1,039,980)	(21,637,118)	(14,720,682)	6,926,997	(50,900,393)	3,996,284	736,976

(2,856,993)	(2,110,915)	(4,344,228)	(810,874)	(29,925,706)	(16,904,945)	(542,081)	(51,727,079)	4,096,264	739,899

25,107,418	27,218,333	31,562,561	32,373,435	248,230,352	265,135,297	142,357,181	194,084,260	9,964,356	9,224,457

$ 22,250,425	$ 25,107,418	$ 27,218,333	$ 31,562,561	$ 218,304,646	$ 248,230,352	$ 141,815,100	$ 142,357,181	$ 14,060,620	$ 9,964,356

$ (338)	$ 725	$ --	$ --	$ 171	$ 57,089	$ 99	$ (173,536)	$ 22,601	$ 11,893

	Managed Allocation Fund-- Moderate Growth

	Year Ended April 30, 2006	Year Ended April 30, 2005

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$ 366,300	$ 318,527
Net realized gain (loss) on investments and options	258,427	2,719,573
Capital gain distributions from other registered investment companies	2,798,728	1,236,966
Net change in unrealized appreciation (depreciation) of investments and options	3,080,446	(3,308,976)

Change in net assets resulting from operations	6,503,901	966,090

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(447,623)	(237,955)
Class B Shares	(125,357)	(70,120)
Institutional I Shares	--	--
Distributions from net realized gain on investments
Class A Shares	(2,315,158)	--
Class B Shares	(1,201,684)	--
Institutional I Shares	--	--

Change in net assets resulting from distributions to shareholders	(4,089,822)	(308,075)

SHARE TRANSACTIONS:
Proceeds from sale of shares	19,054,277	13,897,098
Net asset value of shares issued to shareholders in payment of distributions declared	4,061,618	303,393
Cost of shares redeemed	(9,404,891)	(6,454,514)

Change in net assets resulting from share transactions	13,711,004	7,745,977

Change in net assets	16,125,083	8,403,992
NET ASSETS:
Beginning of period	48,638,734	40,234,742

End of period	$ 64,763,817	$ 48,638,734

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ 53,960	$ 10,452

See Notes which are an integral part of the Financial Statements

Managed Allocation Fund-- Aggressive Growth		Balanced Fund		Equity Income Fund		Large Cap Value Fund

Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005

$ (16,588)	$ 30,264	$ 1,047,476	$ 2,280,594	$ 1,367,369	$ 1,483,048	$ 1,004,766	$ 808,575
105,616	1,461,174	7,854,805	1,833,135	4,461,851	18,045,045	4,457,537	11,378,855
1,773,316	737,521	--	--	--	--	--	--
2,472,852	(1,692,203)	(1,883,505)	(3,123,156)	4,792,720	(14,765,196)	18,736,423	(7,670,092)

4,335,196	536,756	7,018,776	990,573	10,621,940	4,762,897	24,198,726	4,517,338

(96,032)	(60,488)	(361,152)	(431,499)	(82,229)	(88,062)	(236,179)	(281,228)
(25,235)	(6,376)	(89,863)	(102,246)	(2,468)	(1,653)	--	--
--	--	(705,551)	(1,745,151)	(1,272,095)	(1,360,016)	(734,711)	(492,001)

(1,339,145)	(16,632)	--	--	(1,120,990)	(195,630)	(1,823,498)	--
(609,741)	(8,556)	--	--	(61,907)	(6,804)	(63,704)	--
--	--	--	--	(16,022,513)	(2,682,574)	(5,621,341)	--

(2,070,153)	(92,052)	(1,156,566)	(2,278,896)	(18,562,202)	(4,334,739)	(8,479,433)	(773,229)

7,898,264	5,834,883	3,823,382	4,342,298	5,816,864	16,882,160	46,631,281	55,552,717
2,063,590	90,781	864,538	2,254,640	13,455,181	2,679,839	6,974,991	467,149
(4,197,681)	(2,217,727)	(81,871,494)	(45,523,005)	(26,677,596)	(19,398,451)	(20,717,886)	(47,149,997)

5,764,173	3,707,937	(77,183,574)	(38,926,067)	(7,405,551)	163,548	32,888,386	8,869,869

8,029,216	4,152,641	(71,321,364)	(40,214,390)	(15,345,813)	591,706	48,607,679	12,613,978

22,319,446	18,166,805	121,904,925	162,119,315	78,866,736	78,275,030	102,543,181	89,929,203

$ 30,348,662	$ 22,319,446	$ 50,583,561	$ 121,904,925	$ 63,520,923	$ 78,866,736	$ 151,150,860	$ 102,543,181

$ --	$ --	$ 70,806	$ 179,892	$ 51,534	$ 40,957	$ 113,097	$ 79,221

	Equity Index Fund
	Year Ended April 30, 2006	Year Ended April 30, 2005

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$ 1,481,228	$ 1,787,322
Net realized gain (loss) on investments, foreign currency transactions and options	(925,622)	143,663
Net change in unrealized appreciation (depreciation) of investments and options	12,294,073	4,027,434

Change in net assets resulting from operations	12,849,679	5,958,419

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(69,815)	(97,692)
Class B Shares	(3,501)	(3,973)
Institutional I Shares	(1,392,283)	(1,809,443)
Distributions from net realized gain on investments
Class A Shares	--	--
Class B Shares	--	--
Institutional I Shares	--	--

Change in net assets resulting from distributions to shareholders	(1,465,599)	(1,911,108)

SHARE TRANSACTIONS:
Proceeds from sale of shares	13,024,793	25,204,157
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Discretionary Common Trust Equities Fund, Class A	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Group Trust for Corporate Retirement Plans Equity Growth Fund	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Fiduciary Equity Fund	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	809,409	1,135,358
Cost of shares redeemed	(40,657,023)	(22,645,572)

Change in net assets resulting from share transactions	(26,822,821)	3,693,943

Change in net assets	(15,438,741)	7,741,254
NET ASSETS:
Beginning of period	99,476,701	91,735,447

End of period	$ 84,037,960	$ 99,476,701

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ 114,191	$ 109,747

See Notes which are an integral part of the Financial Statements

Large Cap Stock Fund		Large Cap Growth Fund		Multi Cap Growth Fund

Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005

$ 1,931,471	$ 2,367,945	$ 99,390	$ 173,097	$ (14,145)	$ 123,123
29,496,345	29,497,000	887,134	1,750,503	4,186,583	11,604,686
10,146,079	(17,080,653)	4,554,030	(2,890,264)	8,402,815	(8,893,305)

41,573,895	14,784,292	5,540,554	(966,664)	12,575,253	2,834,504

(189,083)	(85,855)	(2,087)	--	(21,721)	--
(20,229)	--	--	--	--	--
(2,110,370)	(2,081,258)	(82,475)	(173,785)	(102,467)	--

(2,615,101)	(6,624,097)	--	--	--	--
(688,902)	(1,248,201)	--	--	--	--
(24,078,391)	(39,730,267)	--	--	--	--

(29,702,076)	(49,769,678)	(84,562)	(173,785)	(124,188)	--

29,827,447	75,289,038	5,877,312	29,574,047	3,977,209	6,306,296
19,658,326	--	--	--	--	--
12,794,398	--	--	--	--	--
28,771,743	--	--	--	--	--
24,695,585	38,099,450	75,194	147,029	58,033	--
(136,303,713)	(207,640,700)	(11,634,393)	(24,123,628)	(37,533,342)	(43,139,941)

(20,556,214)	(94,252,212)	(5,681,887)	5,597,448	(33,498,100)	(36,833,645)

(8,684,395)	(129,237,598)	(225,895)	4,456,999	(21,047,035)	(33,999,141)

357,548,439	486,786,037	52,133,519	47,676,520	80,809,025	114,808,166

$ 348,864,044	$ 357,548,439	$ 51,907,624	$ 52,133,519	$ 59,761,990	$ 80,809,025

$ --	$ 387,886	$ 14,783	$ (34)	$ --	$ 123,007

	Mid Cap Stock Fund

	Year Ended April 30, 2006	Year Ended April 30, 2005

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$ 593,902	$ (111,050)
Net realized gain (loss) on investments, options and foreign currency transactions	7,550,163	26,092,122
Net change in unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	27,262,568	(14,870,696)

Change in net assets resulting from operations	35,406,633	11,110,376

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	--	--
Class B Shares	--	--
Institutional I Shares	--	--
Distributions from net realized gain on investments, options, and foreign currency transactions
Class A Shares	(10,787,949)	(2,608,371)
Class B Shares	(507,266)	(96,524)
Class C Shares	--	--
Institutional I Shares	(14,295,782)	(2,635,399)

Change in net assets resulting from distributions to shareholders	(25,590,997)	(5,340,294)

SHARE TRANSACTIONS:
Proceeds from sale of shares	18,124,172	35,448,185
Net asset value of shares issued to shareholders in payment of distributions declared	24,886,715	5,128,140
Cost of shares redeemed	(27,451,692)	(51,067,502)

Change in net assets resulting from share transactions	15,559,195	(10,491,177)

Change in net assets	25,374,831	(4,721,095)
NET ASSETS:
Beginning of period	136,478,092	141,199,187

End of period	$ 161,852,923	$ 136,478,092

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ 593,224	$ --

See Notes which are an integral part of the Financial Statements

Mid Cap Growth Fund		Small Cap Stock Fund		Small Cap Growth Fund		International Equity Fund

Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2006	Year Ended April 30, 2005

$ (238,357)	$ (616,306)	$ (148,553)	$ (168,350)	$ (774,055)	$ (939,603)	$ 1,430,797	$ 1,321,966
11,714,277	8,583,046	25,790,967	10,133,247	33,662,488	(7,243,603)	24,054,618	10,082,496
11,602,614	(2,870,816)	24,463,583	(10,508,770)	21,658,160	(2,703,756)	13,843,280	2,134,454

23,078,534	5,095,924	50,105,997	(543,873)	54,546,593	(10,886,962)	39,328,695	13,538,916

--	--	--	--	--	--	(170,275)	(77,303)
--	--	--	--	--	--	(6,985)	(1,348)
--	--	--	--	--	--	(2,424,595)	(1,171,528)

(791,692)	(100,103)	(422,225)	(1,637,872)	(165,894)	(6,696,634)	(1,194,085)	--
(53,807)	(3,104)	(106,010)	(152,368)	(8,629)	(317,699)	(72,393)	--
--	--	--	--	(1,229)	(59,861)	--	--
(9,017,685)	(1,241,983)	(13,497,355)	(18,461,200)	(264,584)	(10,601,443)	(15,944,344)	--

(9,863,184)	(1,345,190)	(14,025,590)	(20,251,440)	(440,336)	(17,675,637)	(19,812,677)	(1,250,179)

7,795,833	11,466,375	27,035,643	57,669,233	43,755,417	43,945,337	46,771,620	43,758,199
7,262,030	1,227,013	10,825,744	16,963,661	369,131	14,416,686	12,172,182	683,563
(20,665,522)	(20,487,193)	(34,897,642)	(48,255,325)	(50,449,940)	(82,996,577)	(48,467,633)	(40,353,403)

(5,607,659)	(7,793,805)	2,963,745	26,377,569	(6,325,392)	(24,634,554)	10,476,169	4,088,359

7,607,691	(4,043,071)	39,044,152	5,582,256	47,780,865	(53,197,153)	29,992,187	16,377,096

82,532,303	86,575,374	154,779,790	149,197,534	130,771,736	183,968,889	135,251,672	118,874,576

$ 90,139,994	$ 82,532,303	$ 193,823,942	$ 154,779,790	$ 178,552,601	$ 130,771,736	$ 165,243,859	$ 135,251,672

$ --	$ (212)	$ --	$ --	$ --	$ (287)	$ (366,644)	$ 361,756

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

SHORT DURATION GOVERNMENT BOND FUND -- CLASS A SHARES

2004(c)	$ 9.72	0.13	(0.04)	0.09	(0.14)	--	(0.14)
2005	$ 9.67	0.21	(0.06)	0.15	(0.22)	--	(0.22)
2006	$ 9.60	0.27	(0.12)	0.15	(0.27)	--	(0.27)
SHORT DURATION GOVERNMENT BOND FUND -- CLASS B SHARES

2004(c)	$ 9.72	0.05	(0.05)	0.00(e)	(0.05)	--	(0.05)
2005	$ 9.67	0.15	(0.07)	0.08	(0.15)	--	(0.15)
2006	$ 9.60	0.22	(0.12)	0.10	(0.22)	--	(0.22)
SHORT DURATION GOVERNMENT BOND FUND -- INSTITUTIONAL I SHARES

2002	$ 9.81	0.62	(0.06)	0.56	(0.57)	--	(0.57)
2003	$ 9.80	0.33(f)	0.16	0.49	(0.44)	--	(0.44)
2004	$ 9.85	0.25	(0.19)	0.06	(0.24)	--	(0.24)
2005	$ 9.67	0.23	(0.07)	0.16	(0.23)	--	(0.23)
2006	$ 9.60	0.30	(0.12)	0.18	(0.30)	--	(0.30)

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) This expense decrease is reflected in both the net expense and net investment income ratios shown above.

(c) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(d) Computed on an annualized basis.

(e) Represents less than $0.01.

(f) Based on average shares oustanding.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets

Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

$ 9.67	0.96%	0.81%(d)	1.61%(d)	0.51%(d)	$ 8,549	125%
$ 9.60	1.55%	0.81%	2.26%	0.47%	$ 5,675	83%
$ 9.48	1.63%	0.92%	2.85%	0.36%	$ 4,477	71%

$ 9.67	(0.05)%	1.71%(d)	0.66%(d)	0.11%(d)	$ 122	125%
$ 9.60	0.87%	1.48%	1.60%	0.30%	$ 124	83%
$ 9.48	1.09%	1.45%	2.37%	0.33%	$ 123	71%

$ 9.80	5.87%	0.63%	4.55%	0.27%	$ 89,014	89%
$ 9.85	5.05%	0.69%	3.33%	0.40%	$ 117,333	96%
$ 9.67	0.66%	0.71%	2.06%	0.37%	$ 199,792	125%
$ 9.60	1.68%	0.68%	2.39%	0.35%	$ 191,002	83%
$ 9.48	1.88%	0.67%	3.12%	0.36%	$ 190,155	71%

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

SHORT TERM CORPORATE BOND FUND -- CLASS A SHARES

2004(c)(d)	$ 9.91	0.13	(0.04)	0.09	(0.13)	--	(0.13)
2005	$ 9.87	0.22	(0.07)	0.15	(0.22)	--	(0.22)
2006	$ 9.80	0.28	(0.08)	0.20	(0.28)	--	(0.28)
SHORT TERM CORPORATE BOND FUND -- CLASS B SHARES

2004(c)(d)	$ 9.91	0.08	(0.04)	0.04	(0.08)	--	(0.08)
2005	$ 9.87	0.14	(0.07)	0.07	(0.14)	--	(0.14)
2006	$ 9.80	0.21	(0.08)	0.13	(0.21)	--	(0.21)
SHORT TERM CORPORATE BOND FUND -- INSTITUTIONAL I SHARES

2002	$ 9.99	0.45	(0.19)	0.26	(0.45)	--	(0.45)
2003	$ 9.80	0.34	0.19	0.53	(0.35)	--	(0.35)
2004(d)	$ 9.98	0.24	(0.11)	0.13	(0.24)	--	(0.24)
2005	$ 9.87	0.24	(0.07)	0.17	(0.24)	--	(0.24)
2006	$ 9.80	0.30	(0.08)	0.22	(0.30)	--	(0.30)
U.S. GOVERNMENT BOND FUND -- CLASS A SHARES

2002	$ 9.44	0.59	0.03	0.62	(0.57)	--	(0.57)
2003	$ 9.49	0.43(f)	0.43	0.86	(0.50)	--	(0.50)
2004	$ 9.85	0.41	(0.33)	0.08	(0.42)	(0.00)(g)	(0.42)
2005	$ 9.51	0.37(f)	(0.00)(g)	0.37	(0.42)	--	(0.42)
2006	$ 9.46	0.38	(0.36)	0.02	(0.38)	--	(0.38)
U.S. GOVERNMENT BOND FUND -- CLASS B SHARES

2004(h)	$ 9.56	0.20	(0.06)	0.14	(0.19)	(0.00)(g)	(0.19)
2005	$ 9.51	0.29(f)	(0.01)	0.28	(0.33)	--	(0.33)
2006	$ 9.46	0.30	(0.37)	(0.07)	(0.29)	--	(0.29)
U.S. GOVERNMENT BOND FUND -- INSTITUTIONAL I SHARES

2004(h)	$ 9.56	0.29(f)	(0.06)	0.23	(0.28)	(0.00)(g)	(0.28)
2005	$ 9.51	0.38(f)	(0.00)(g)	0.38	(0.43)	--	(0.43)
2006	$ 9.46	0.39	(0.36)	0.03	(0.39)	--	(0.39)
NEW YORK MUNICIPAL BOND FUND -- CLASS A SHARES

2002	$ 10.24	0.41	0.17	0.58	(0.41)	--	(0.41)
2003	$ 10.41	0.41	0.34	0.75	(0.41)	(0.01)	(0.42)
2004	$ 10.74	0.39	(0.19)	0.20	(0.39)	(0.09)	(0.48)
2005	$ 10.46	0.39	0.19	0.58	(0.39)	(0.03)	(0.42)
2006	$ 10.62	0.40	(0.23)	0.17	(0.40)	(0.01)	(0.41)
NEW YORK MUNICIPAL BOND FUND -- CLASS B SHARES

2004(c)	$ 10.45	0.19	0.10	0.29	(0.19)	(0.09)	(0.28)
2005	$ 10.46	0.30	0.19	0.49	(0.30)	(0.03)	(0.33)
2006	$ 10.62	0.31	(0.23)	0.08	(0.31)	(0.01)	(0.32)
NEW YORK MUNICIPAL BOND FUND -- INSTITUTIONAL I SHARES

2004(c)	$ 10.45	0.26	0.10	0.36	(0.26)	(0.09)	(0.35)
2005	$ 10.46	0.40	0.19	0.59	(0.40)	(0.03)	(0.43)
2006	$ 10.62	0.41	(0.23)	0.18	(0.41)	(0.01)	(0.42)

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) This expense decrease is reflected in both the net expense and net investment income ratios shown.

(c) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(d) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

(e) Computed on an annualized basis.

(f) Based on average shares outstanding.

(g) Represents less than $0.01.

(h) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(i) Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets

Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

$ 9.87	0.90%	1.16%(e)	2.06%(e)	0.33%(e)	$ 136	99%
$ 9.80	1.51%	0.96%	2.28%	0.50%	$ 310	97%
$ 9.72	2.10%	0.94%	2.89%	0.54%	$ 281	83%

$ 9.87	0.38%	1.99%(e)	1.25%(e)	0.01%(e)	$ 26	99%
$ 9.80	0.69%	1.77%	1.42%	0.19%	$ 40	97%
$ 9.72	1.30%	1.73%	2.15%	0.23%	$ 66	83%

$ 9.80	2.65%	0.97%	4.54%	0.16%	$ 71,193	79%
$ 9.98	5.44%	1.00%	3.49%	0.16%	$ 59,765	170%
$ 9.87	1.31%	1.04%	2.36%	0.18%	$ 82,154	99%
$ 9.80	1.70%	0.78%	2.40%	0.43%	$ 76,078	97%
$ 9.72	2.29%	0.75%	3.08%	0.48%	$ 67,521	83%

$ 9.49	6.72%	0.96%	4.84%	--	$ 116,350	41%
$ 9.85	9.20%	0.95%	4.41%	--	$ 144,210	68%
$ 9.51	0.79%	0.93%	3.51%	0.26%	$ 54,388	64%
$ 9.46	3.93%	0.95%	3.94%	0.47%	$ 45,179	106%
$ 9.10	0.18%	0.88%	3.93%	0.44%	$ 43,955	95%

$ 9.51	1.49%	1.90%(e)	2.26%(e)	0.00%(e)(i)	$ 108	64%
$ 9.46	3.02%	1.84%	3.09%	0.08%	$ 275	106%
$ 9.10	(0.73)%	1.83%	3.00%	0.06%	$ 367	95%

$ 9.51	2.44%	0.94%(e)	3.17%(e)	0.21%(e)	$ 149,744	64%
$ 9.46	4.03%	0.85%	4.05%	0.32%	$ 129,035	106%
$ 9.10	0.26%	0.84%	3.97%	0.30%	$ 121,943	95%

$ 10.41	5.74%	0.83%	3.98%	0.09%	$ 80,452	46%
$ 10.74	7.29%	0.86%	3.85%	0.09%	$ 85,887	50%
$ 10.46	1.86%	0.87%	3.67%	0.40%	$ 56,672	40%
$ 10.62	5.60%	0.85%	3.65%	0.63%	$ 52,380	41%
$ 10.38	1.53%	0.82%	3.76%	0.62%	$ 50,299	56%

$ 10.46	2.73%	1.87%(e)	2.77%(e)	0.10%(e)	$ 357	40%
$ 10.62	4.75%	1.67%	2.86%	0.32%	$ 773	41%
$ 10.38	0.70%	1.65%	2.95%	0.32%	$ 1,307	56%

$ 10.46	3.39%	0.87%(e)	3.68%(e)	0.33%(e)	$ 27,293	40%
$ 10.62	5.77%	0.69%	3.81%	0.55%	$ 26,921	41%
$ 10.38	1.69%	0.67%	3.92%	0.55%	$ 38,135	56%

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

PENNSYLVANIA MUNICIPAL BOND FUND -- CLASS A SHARES

2002	$ 9.80	0.41	0.27	0.68	(0.41)	--	(0.41)
2003	$ 10.07	0.39	0.38	0.77	(0.39)	--	(0.39)
2004(c)	$ 10.45	0.37	(0.25)	0.12	(0.37)	--	(0.37)
2005	$ 10.20	0.36	0.07	0.43	(0.36)	--	(0.36)
2006	$ 10.27	0.38	(0.27)	0.11	(0.37)	--	(0.37)
PENNSYLVANIA MUNICIPAL BOND FUND -- CLASS B SHARES

2002	$ 9.82	0.34	0.27	0.61	(0.34)	--	(0.34)
2003	$ 10.09	0.32	0.38	0.70	(0.32)	--	(0.32)
2004(c)	$ 10.47	0.30	(0.27)	0.03	(0.30)	--	(0.30)
2005	$ 10.20	0.29	0.07	0.36	(0.28)	--	(0.28)
2006	$ 10.28	0.29	(0.25)	0.04	(0.30)	--	(0.30)
PENNSYLVANIA MUNICIPAL BOND FUND -- INSTITUTIONAL I SHARES

2002	$ 9.81	0.42	0.27	0.69	(0.42)	--	(0.42)
2003	$ 10.08	0.41	0.38	0.79	(0.41)	--	(0.41)
2004(c)	$ 10.46	0.39	(0.26)	0.13	(0.39)	--	(0.39)
2005	$ 10.20	0.37	0.07	0.44	(0.37)	--	(0.37)
2006	$ 10.27	0.38	(0.26)	0.12	(0.38)	--	(0.38)
MARYLAND MUNICIPAL BOND FUND -- CLASS A SHARES

2002	$ 9.90	0.42	0.18	0.60	(0.42)	--	(0.42)
2003	$ 10.08	0.40	0.34	0.74	(0.40)	--	(0.40)
2004(c)	$ 10.42	0.40	(0.22)	0.18	(0.39)	--	(0.39)
2005	$ 10.21	0.39	0.15	0.54	(0.39)	(0.04)	(0.43)
2006	$ 10.32	0.40(d)	(0.24)	0.16	(0.40)	(0.03)	(0.43)
MARYLAND MUNICIPAL BOND FUND -- CLASS B SHARES

2002	$ 9.91	0.35	0.18	0.53	(0.35)	--	(0.35)
2003	$ 10.09	0.33	0.34	0.67	(0.33)	--	(0.33)
2004(c)	$ 10.43	0.33	(0.21)	0.12	(0.32)	--	(0.32)
2005	$ 10.23	0.31	0.16	0.47	(0.32)	(0.04)	(0.36)
2006	$ 10.34	0.31(d)	(0.24)	0.07	(0.31)	(0.03)	(0.34)
MARYLAND MUNICIPAL BOND FUND -- INSTITUTIONAL I SHARES

2002	$ 9.91	0.43	0.18	0.61	(0.43)	--	(0.43)
2003	$ 10.09	0.42	0.34	0.76	(0.42)	--	(0.42)
2004(c)	$ 10.43	0.42	(0.22)	0.20	(0.41)	--	(0.41)
2005	$ 10.22	0.42	0.15	0.57	(0.42)	(0.04)	(0.46)
2006	$ 10.33	0.41(d)	(0.24)	0.17	(0.41)	(0.03)	(0.44)

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) This expense decrease is reflected in both the net expense and net investment income ratios shown.

(c) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

(d) Based on average shares outstanding.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets

Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

$ 10.07	7.03%	1.09%	4.08%	0.21%	$ 2,177	16%
$ 10.45	7.77%	1.17%	3.79%	0.82%	$ 2,880	12%
$ 10.20	1.13%	1.19%	3.49%	0.23%	$ 11,965	11%
$ 10.27	4.24%	1.12%	3.48%	0.24%	$ 8,311	27%
$ 10.01	1.11%	0.91%	3.66%	0.48%	$ 6,225	12%

$ 10.09	6.26%	1.84%	3.33%	0.01%	$ 176	16%
$ 10.47	7.03%	1.82%	3.08%	4.88%	$ 421	12%
$ 10.20	0.26%	1.83%	2.94%	0.06%	$ 698	11%
$ 10.28	3.61%	1.71%	2.89%	0.03%	$ 893	27%
$ 10.02	0.37%	1.77%	2.80%	0.05%	$ 858	12%

$ 10.08	7.18%	0.95%	4.22%	0.05%	$ 160,333	16%
$ 10.46	7.96%	0.99%	3.97%	--	$ 158,648	12%
$ 10.20	1.21%	0.98%	3.79%	0.12%	$ 190,805	11%
$ 10.27	4.37%	1.00%	3.60%	0.11%	$ 160,966	27%
$ 10.01	1.13%	0.89%	3.68%	0.25%	$ 136,387	12%

$ 10.08	6.13%	0.94%	4.16%	0.37%	$ 26,666	9%
$ 10.42	7.47%	1.02%	3.89%	0.36%	$ 25,233	18%
$ 10.21	1.74%	1.01%	3.84%	0.39%	$ 20,948	17%
$ 10.32	5.40%	0.95%	3.82%	0.49%	$ 19,639	13%
$ 10.05	1.52%	0.82%	3.93%	0.60%	$ 49,828	12%

$ 10.09	5.37%	1.69%	3.40%	0.17%	$ 1,266	9%
$ 10.43	6.72%	1.72%	3.18%	1.17%	$ 1,775	18%
$ 10.23	1.12%	1.71%	3.14%	0.43%	$ 2,167	17%
$ 10.34	4.59%	1.71%	3.05%	0.22%	$ 1,896	13%
$ 10.07	0.64%	1.70%	3.03%	0.21%	$ 1,887	12%

$ 10.09	6.27%	0.81%	4.29%	0.20%	$ 97,759	9%
$ 10.43	7.66%	0.84%	4.07%	0.17%	$ 100,797	18%
$ 10.22	1.92%	0.83%	4.02%	0.28%	$ 99,271	17%
$ 10.33	5.62%	0.73%	4.03%	0.45%	$ 99,134	13%
$ 10.06	1.63%	0.72%	4.01%	0.45%	$ 95,924	12%

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

VIRGINIA MUNICIPAL BOND FUND -- CLASS A SHARES

2000(c)	$ 10.55	0.51	0.38	0.89	(0.51)	--	(0.51)
2001(c)	$ 11.13	0.49	(0.08)	0.41	(0.49)	--	(0.49)
2002(c)	$ 11.05	0.46	0.54	1.00	(0.46)	--	(0.46)
2003(c)	$ 11.59	0.44	0.08	0.52	(0.44)	(0.01)	(0.45)
2004(d)	$ 11.66	0.35	(0.03)	0.32	(0.35)	--	(0.35)
2005(f)	$ 11.63	0.42	(0.31)	0.11	(0.42)	(0.15)	(0.57)
2006(g)(h)	$ 11.17	0.23	(0.14)	0.09	(0.23)	(0.10)	(0.33)
INTERMEDIATE-TERM BOND FUND -- CLASS A SHARES

2004(i)(j)	$ 10.27	0.23(k)	0.02	0.25	(0.33)	(0.12)	(0.45)
2005	$ 10.07	0.37(k)	0.01	0.38	(0.46)	--	(0.46)
2006	$ 9.99	0.36(k)	(0.34)	0.02	(0.37)	--	(0.37)
INTERMEDIATE-TERM BOND FUND -- CLASS B SHARES

2004(i)(j)	$ 10.27	0.21(j)	(0.04)	0.17	(0.25)	(0.12)	(0.37)
2005	$ 10.07	0.28(k)	0.01	0.29	(0.37)	--	(0.37)
2006	$ 9.99	0.29(k)	(0.33)	(0.04)	(0.31)	--	(0.31)
INTERMEDIATE-TERM BOND FUND -- INSTITUTIONAL I SHARES

2002	$ 9.85	0.51	(0.01)	0.50	(0.51)	--	(0.51)
2003	$ 9.84	0.42	0.66	1.08	(0.42)	--	(0.42)
2004(j)	$ 10.50	0.39(k)	(0.27)	0.12	(0.43)	(0.12)	(0.55)
2005	$ 10.07	0.38(k)	--	0.38	(0.46)	--	(0.46)
2006	$ 9.99	0.38(k)	(0.33)	0.05	(0.40)	--	(0.40)
INCOME FUND -- CLASS A SHARES

2002	$ 10.08	0.54	0.09	0.63	(0.53)	(0.02)	(0.55)
2003	$ 10.16	0.42	0.54	0.96	(0.42)	--	(0.42)
2004(j)	$ 10.70	0.37	(0.31)	0.06	(0.37)	(0.26)	(0.63)
2005	$ 10.13	0.38(k)	0.05(k)	0.43	(0.39)	(0.09)	(0.48)
2006	$ 10.08	0.39	(0.39)	0.00	(0.39)	(0.03)	(0.42)
INCOME FUND -- CLASS B SHARES

2002	$ 9.96	0.45	0.09	0.54	(0.45)	(0.02)	(0.47)
2003	$ 10.03	0.34	0.54	0.88	(0.34)	--	(0.34)
2004(j)	$ 10.57	0.30	(0.31)	(0.01)	(0.30)	(0.26)	(0.56)
2005	$ 10.00	0.30(k)	0.06(k)	0.36	(0.32)	(0.09)	(0.41)
2006	$ 9.95	0.32	(0.39)	(0.07)	(0.32)	(0.03)	(0.35)
INCOME FUND -- INSTITUTIONAL I SHARES

2002	$ 9.96	0.54	0.08	0.62	(0.53)	(0.02)	(0.55)
2003	$ 10.03	0.43	0.54	0.97	(0.43)	--	(0.43)
2004(j)	$ 10.57	0.39	(0.31)	0.08	(0.39)	(0.26)	(0.65)
2005	$ 10.00	0.40(k)	0.04(k)	0.44	(0.40)	(0.09)	(0.49)
2006	$ 9.95	0.42	(0.40)	0.02	(0.41)	(0.03)	(0.44)

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) This expense decrease is reflected in both the net expense and net investment income ratios shown above.

(c) Reflects operations for the year ended December 31.

(d) Reflects operations for the period from January 1, 2004 to October 31, 2004. The Fund has changed its fiscal year end from December 31 to October 31.

(e) Computed on an annualized basis.

(f) Reflects operations for the year ended October 31.

(g) Reflects operations for the period from November 1, 2005 to April 30, 2006. The Fund has changed its fiscal year end from October 31 to April 30.

(h) Beginning with the period ended April 30, 2006, the Fund was audited by Ernst & Young, LLP. The previous periods ended were audited by another Independent Registered Public Accounting Firm.

(i) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(j) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

(k) Based on average shares outstanding.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets

Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

$ 10.93	8.64%	0.93%	4.76%	--	$ 39,500	7%
$ 11.05	3.67%	0.92%	4.35%	--	$ 30,229	22%
$ 11.59	9.25%	0.92%	4.09%	--	$ 32,373	19%
$ 11.66	4.61%	0.93%	3.80%	--	$ 31,563	24%
$ 11.63	2.82%	0.95%(e)	3.67%(e)	0.02%(e)	$ 27,218	14%
$ 11.17	1.00%	0.98%	3.63%	--	$ 25,107	12%
$ 10.93	0.86%	0.45%(e)	4.32%(e)	1.11%(e)	$ 22,250	5%

$ 10.07	2.47%	0.82%(e)	3.15%(e)	0.61%(e)	$ 10,169	154%
$ 9.99	3.81%	0.77%	3.65%	0.59%	$ 2,402	197%
$ 9.64	0.23%	0.98%	3.64%	0.38%	$ 1,774	189%

$ 10.07	1.64%	1.69%(e)	2.95%(e)	0.20%(e)	$ 91	154%
$ 9.99	2.89%	1.68%	2.83%	0.18%	$ 123	197%
$ 9.64	(0.46)%	1.68%	2.94%	0.19%	$ 129	189%

$ 9.84	5.18%	0.82%	5.11%	0.15%	$ 130,235	83%
$ 10.50	11.20%	0.84%	4.14%	0.12%	$ 128,263	259%
$ 10.07	1.21%	0.81%	3.76%	0.27%	$ 254,875	154%
$ 9.99	3.85%	0.74%	3.77%	0.37%	$ 245,706	197%
$ 9.64	0.47%	0.73%	3.88%	0.38%	$ 216,402	189%

$ 10.16	6.30%	0.96%	5.13%	0.30%	$ 11,459	143%
$ 10.70	9.59%	1.03%	3.97%	0.42%	$ 12,430	276%
$ 10.13	0.64%	1.03%	3.58%	0.25%	$ 10,431	177%
$ 10.08	4.27%	1.03%	3.74%	0.27%	$ 8,855	86%
$ 9.66	(0.05)%	1.02%	3.79%	0.26%	$ 7,253	96%

$ 10.03	5.44%	1.71%	4.35%	0.09%	$ 1,421	143%
$ 10.57	8.90%	1.73%	3.25%	0.99%	$ 2,086	276%
$ 10.00	(0.08)%	1.74%	2.89%	0.05%	$ 2,155	177%
$ 9.95	3.60%	1.73%	3.04%	0.07%	$ 1,960	86%
$ 9.53	(0.75)%	1.73%	3.08%	0.06%	$ 1,561	96%

$ 10.03	6.33%	0.83%	5.32%	0.13%	$ 263,802	143%
$ 10.57	9.86%	0.85%	4.17%	0.08%	$ 246,639	276%
$ 10.00	0.81%	0.85%	3.75%	0.14%	$ 181,498	177%
$ 9.95	4.55%	0.82%	3.95%	0.23%	$ 131,542	86%
$ 9.53	0.16%	0.81%	4.01%	0.23%	$ 133,002	96%

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Loss)				Distributions from Net Realized Gain on Investments
			Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income

MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH -- CLASS A SHARES

2002	$ 9.89	0.32(c)	(0.17)	0.15	(0.30)	--
2003	$ 9.74	0.23	(0.23)	0.00(d)	(0.23)	(0.02)
2004	$ 9.49	0.15(c)	0.43	0.58	(0.14)	(0.12)
2005	$ 9.81	0.16	0.02	0.18	(0.15)	(0.03)
2006	$ 9.81	0.20(c)	0.33	0.53	(0.19)	(0.21)
MANAGED ALLOCATION FUND -- CONSERVATIVE GROWTH -- CLASS B SHARES

2003	$ 9.74	0.15	(0.25)	(0.10)	(0.16)	(0.02)
2004	$ 9.46	0.08(c)	0.44	0.52	(0.08)	(0.12)
2005	$ 9.78	0.10	0.03	0.13	(0.10)	(0.03)
2006	$ 9.78	0.12(c)	0.35	0.47	(0.13)	(0.21)
MANAGED ALLOCATION FUND -- MODERATE GROWTH -- CLASS A SHARES

2002	$ 10.12	0.15	(0.39)	(0.24)	(0.16)	(0.02)
2003	$ 9.70	0.10	(0.87)	(0.77)	(0.10)	(0.03)
2004	$ 8.80	0.07	1.10	1.17	(0.06)	(0.11)
2005	$ 9.80	0.09	0.15	0.24	(0.08)	--
2006	$ 9.96	0.12	1.09	1.21	(0.11)	(0.59)
MANAGED ALLOCATION FUND -- MODERATE GROWTH -- CLASS B SHARES

2003	$ 9.70	0.03	(0.90)	(0.87)	(0.03)	(0.03)
2004	$ 8.77	0.00(d)	1.10	1.10	(0.01)	(0.11)
2005	$ 9.75	0.03	0.14	0.17	(0.04)	--
2006	$ 9.88	0.05	1.07	1.12	(0.06)	(0.59)
MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH -- CLASS A SHARES

2002	$ 10.26	0.02	(0.63)	(0.61)	(0.02)	(0.14)
2003	$ 9.49	0.00(d)	(1.41)	(1.41)	--	(0.08)
2004	$ 8.00	(0.01)(c)	1.70	1.69	--	(0.20)
2005	$ 9.49	0.03(c)	0.25	0.28	(0.04)	(0.01)
2006	$ 9.72	0.02(c)	1.70	1.72	(0.05)	(0.74)
MANAGED ALLOCATION FUND -- AGGRESSIVE GROWTH -- CLASS B SHARES

2003	$ 9.49	(0.04)	(1.44)	(1.48)	--	(0.08)
2004	$ 7.93	(0.07)(c)	1.68	1.61	--	(0.20)
2005	$ 9.34	(0.02)(c)	0.24	0.22	(0.01)	(0.01)
2006	$ 9.54	(0.05)(c)	1.69	1.64	(0.02)	(0.74)
BALANCED FUND -- CLASS A SHARES

2002	$ 14.40	0.24	(1.52)	(1.28)	(0.26)	--
2003	$ 12.86	0.19	(1.32)	(1.13)	(0.18)	--
2004(f)	$ 11.55	0.12	1.49	1.61	(0.12)	--
2005	$ 13.04	0.20	(0.12)	0.08	(0.20)	--
2006	$ 12.92	0.18	0.86	1.04	(0.21)	--
BALANCED FUND -- CLASS B SHARES

2002	$ 14.38	0.14	(1.52)	(1.38)	(0.16)	--
2003	$ 12.84	0.10	(1.30)	(1.20)	(0.09)	--
2004(f)	$ 11.55	0.02	1.49	1.51	(0.02)	--
2005	$ 13.04	0.11	(0.12)	(0.01)	(0.11)	--
2006	$ 12.92	0.07	0.87	0.94	(0.11)	--

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

(c) Based on average shares outstanding.

(d) Represents less than $0.01.

(e) Represents less than 0.01%.

(f) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

See Notes which are an integral part of the Financial Statements

			Ratios to Average Net Assets			Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

Total Distributions	Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(b)

(0.30)	$ 9.74	1.60%	1.00%	3.28%	1.75%	$ 2,788	19%
(0.25)	$ 9.49	0.03%	1.00%	2.49%	1.11%	$ 4,120	11%
(0.26)	$ 9.81	6.20%	1.00%	1.52%	0.65%	$ 5,602	14%
(0.18)	$ 9.81	1.87%	1.00%	1.63%	1.05%	$ 6,147	61%
(0.40)	$ 9.94	5.46%	1.00%	2.18%	0.81%	$ 10,592	17%

(0.18)	$ 9.46	(1.02)%	2.00%	1.43%	1.11%	$ 2,000	11%
(0.20)	$ 9.78	5.50%	1.67%	0.84%	0.61%	$ 3,622	14%
(0.13)	$ 9.78	1.32%	1.56%	1.05%	0.99%	$ 3,817	61%
(0.34)	$ 9.91	4.88%	1.56%	1.41%	0.81%	$ 3,469	17%

(0.18)	$ 9.70	(2.39)%	1.00%	1.63%	0.67%	$ 8,166	2%
(0.13)	$ 8.80	(7.89)%	1.00%	1.14%	0.38%	$ 10,922	10%
(0.17)	$ 9.80	13.43%	0.88%	0.73%	0.31%	$ 24,436	15%
(0.08)	$ 9.96	2.46%	0.98%	0.98%	0.39%	$ 29,011	98%
(0.70)	$ 10.47	12.45%	0.97%	1.44%	0.25%	$ 42,198	9%

(0.06)	$ 8.77	(8.91)%	2.00%	0.11%	0.38%	$ 5,445	10%
(0.12)	$ 9.75	12.61%	1.67%	(0.08)%	0.11%	$ 15,799	15%
(0.04)	$ 9.88	1.70%	1.73%	0.24%	0.14%	$ 19,628	98%
(0.65)	$ 10.35	11.61%	1.72%	0.52%	--	$ 22,566	9%

(0.16)	$ 9.49	(5.92)%	1.00%	0.23%	1.22%	$ 4,872	4%
(0.08)	$ 8.00	(14.78)%	1.00%	0.03%	1.16%	$ 5,421	11%
(0.20)	$ 9.49	21.25%	1.00%	(0.11)%	0.52%	$ 12,124	5%
(0.05)	$ 9.72	2.98%	1.02%	0.34%	0.66%	$ 14,414	114%
(0.79)	$ 10.65	18.34%	1.00%	0.70%	0.51%	$ 20,790	6%

(0.08)	$ 7.93	(15.62)%	2.00%	(1.07)%	1.16%	$ 1,813	11%
(0.20)	$ 9.34	20.41%	1.65%	(0.76)%	0.47%	$ 6,043	5%
(0.02)	$ 9.54	2.35%	1.59%	(0.23)%	0.59%	$ 7,906	114%
(0.76)	$ 10.42	17.75%	1.57%	0.00%(e)	0.44%	$ 9,559	6%

(0.26)	$ 12.86	(8.97)%	1.01%	1.78%	0.40%	$ 39,276	50%
(0.18)	$ 11.55	(8.71)%	1.10%	1.61%	0.54%	$ 30,238	84%
(0.12)	$ 13.04	13.92%	1.12%	0.90%	0.34%	$ 30,493	66%
(0.20)	$ 12.92	0.61%	1.11%	1.50%	0.30%	$ 25,237	41%
(0.21)	$ 13.75	8.09%	1.10%	1.30%	0.44%	$ 21,679	48%

(0.16)	$ 12.84	(9.66)%	1.76%	1.03%	0.10%	$ 13,956	50%
(0.09)	$ 11.55	(9.31)%	1.80%	0.91%	0.42%	$ 11,203	84%
(0.02)	$ 13.04	13.06%	1.82%	0.20%	0.16%	$ 12,811	66%
(0.11)	$ 12.92	(0.11)%	1.81%	0.80%	0.10%	$ 11,868	41%
(0.11)	$ 13.75	7.33%	1.81%	0.60%	0.23%	$ 8,827	48%

(For a share outstanding throughout each period)

		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments			Distributions from Net Realized Gain on Investments
Year Ended April 30,	Net Asset Value, beginning of period			Total from Investment Operations	Distributions from Net Investment Income

BALANCED FUND -- INSTITUTIONAL I SHARES

2002	$ 14.47	0.26	(1.55)	(1.29)	(0.27)	--
2003	$ 12.91	0.21	(1.32)	(1.11)	(0.22)	--
2004(c)	$ 11.58	0.13	1.50	1.63	(0.13)	--
2005	$ 13.08	0.23	(0.13)	0.10	(0.22)	--
2006	$ 12.96	0.30	0.78	1.08	(0.25)	--
EQUITY INCOME FUND -- CLASS A SHARES

2002	$ 11.33	0.15	(0.99)	(0.84)	(0.15)	(0.05)
2003	$ 10.29	0.17	(2.16)	(1.99)	(0.14)	--
2004(c)	$ 8.16	0.14	1.51	1.65	(0.12)	--
2005	$ 9.69	0.17	0.47	0.64	(0.17)	(0.38)
2006	$ 9.78	0.15	1.20	1.35	(0.16)	(2.33)
EQUITY INCOME FUND -- CLASS B SHARES

2004(c)(d)	$ 8.71	0.04	0.95	0.99	(0.05)	--
2005	$ 9.65	0.10	0.46	0.56	(0.09)	(0.38)
2006	$ 9.74	0.09	1.19	1.28	(0.09)	(2.33)
EQUITY INCOME FUND -- INSTITUTIONAL I SHARES

2002	$ 11.34	0.16	(0.99)	(0.83)	(0.16)	(0.05)
2003	$ 10.30	0.18	(2.16)	(1.98)	(0.18)	--
2004(c)	$ 8.14	0.15	1.51	1.66	(0.14)	--
2005	$ 9.66	0.19	0.46	0.65	(0.19)	(0.38)
2006	$ 9.74	0.18	1.19	1.37	(0.18)	(2.33)
LARGE CAP VALUE FUND -- CLASS A SHARES

2002	$ 11.96	0.06	(1.49)	(1.43)	(0.06)	(0.16)
2003	$ 10.31	0.07	(1.91)	(1.84)	(0.06)	--
2004	$ 8.41	0.08(f)	1.95	2.03	(0.08)	--
2005	$ 10.36	0.11	0.55	0.66	(0.09)	--
2006	$ 10.93	0.10	2.29	2.39	(0.10)	(0.78)
LARGE CAP VALUE FUND -- CLASS B SHARES

2002	$ 11.90	(0.01)	(1.52)	(1.53)	--	(0.16)
2003	$ 10.21	(0.02)	(1.87)	(1.89)	--	--
2004	$ 8.32	(0.01)(f)	1.93	1.92	--	--
2005	$ 10.24	0.01	0.55	0.56	--	--
2006	$ 10.80	0.00(h)	2.25	2.25	--	(0.78)
LARGE CAP VALUE FUND -- INSTITUTIONAL I SHARES

2004(i)	$ 9.26	0.06(f)	1.12	1.18	(0.07)	--
2005	$ 10.37	0.10	0.56	0.66	(0.10)	--
2006	$ 10.93	0.10	2.29	2.39	(0.09)	(0.78)

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

(c) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

(d) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(e) Computed on an annualized basis.

(f) Based on average shares outstanding.

(g) Represents less than 0.01%.

(h) Represents less than $0.01.

(i) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

See Notes which are an integral part of the Financial Statements

			Ratios to Average Net Assets

Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.27)	$ 12.91	(8.98)%	0.91%	1.88%	0.10%	$ 248,726	50%
(0.22)	$ 11.58	(8.52)%	0.94%	1.80%	0.04%	$ 122,051	84%
(0.13)	$ 13.08	14.11%	0.96%	1.06%	0.13%	$ 118,815	66%
(0.22)	$ 12.96	0.73%	0.95%	1.66%	0.21%	$ 84,800	41%
(0.25)	$ 13.79	8.35%	0.89%	1.51%	0.28%	$ 20,078	48%

(0.20)	$ 10.29	(7.43)%	1.10%	1.41%	0.38%	$ 5,136	43%
(0.14)	$ 8.16	(19.38)%	1.18%	1.99%	0.81%	$ 4,388	28%
(0.12)	$ 9.69	20.25%	1.17%	1.41%	0.45%	$ 5,245	30%
(0.55)	$ 9.78	6.59%	1.22%	1.72%	0.28%	$ 4,898	148%
(2.49)	$ 8.64	16.21%	1.23%	1.66%	0.27%	$ 5,289	90%

(0.05)	$ 9.65	11.39%	1.97%(e)	0.30%(e)	0.01%(e)	$ 143	30%
(0.47)	$ 9.74	5.79%	1.94%	1.02%	0.06%	$ 207	148%
(2.42)	$ 8.60	15.45%	1.94%	0.96%	0.06%	$ 301	90%

(0.21)	$ 10.30	(7.34)%	1.00%	1.52%	0.08%	$ 72,005	43%
(0.18)	$ 8.14	(19.21)%	1.02%	2.16%	0.09%	$ 61,427	28%
(0.14)	$ 9.66	20.49%	1.01%	1.58%	0.17%	$ 72,887	30%
(0.57)	$ 9.74	6.72%	0.99%	1.94%	0.26%	$ 73,761	148%
(2.51)	$ 8.60	16.54%	0.99%	1.91%	0.25%	$ 57,930	90%

(0.22)	$ 10.31	(11.99)%	1.13%	0.56%	--	$ 42,697	63%
(0.06)	$ 8.41	(17.80)%	1.12%	0.86%	--	$ 48,665	32%
(0.08)	$ 10.36	24.22%	1.06%	0.83%	0.25%	$ 46,107	27%
(0.09)	$ 10.93	6.35%	1.12%	0.88%	0.35%	$ 26,161	126%
(0.88)	$ 12.44	22.45%	0.98%	0.86%	0.29%	$ 34,187	18%

(0.16)	$ 10.21	(12.88)%	2.13%	(0.47)%	--	$ 617	63%
--	$ 8.32	(18.51)%	2.12%	(0.14)%	--	$ 451	32%
--	$ 10.24	23.08%	1.98%	(0.07)%	0.00%(g)	$ 683	27%
--	$ 10.80	5.47%	1.92%	0.08%	0.05%	$ 819	126%
(0.78)	$ 12.27	21.38%	1.92%	(0.07)%	0.00%(g)	$ 1,229	18%

(0.07)	$ 10.37	12.71%	1.06%(e)	0.86%(e)	0.14%(e)	$ 43,139	27%
(0.10)	$ 10.93	6.35%	1.03%	0.94%	0.19%	$ 75,564	126%
(0.87)	$ 12.45	22.54%	1.03%	0.82%	0.14%	$ 115,735	18%

(For a share outstanding throughout each period)

		Net Investment Income (Loss)				Distributions from Net Realized Gain on Investments
Year Ended April 30,	Net Asset Value, beginning of period		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income

EQUITY INDEX FUND -- CLASS A SHARES

2002	$ 10.42	0.08	(1.42)	(1.34)	(0.08)	--
2003	$ 9.00	0.10	(1.34)	(1.24)	(0.06)	--
2004(c)	$ 7.70	0.10	1.57	1.67	(0.10)	--
2005	$ 9.27	0.15	0.36	0.51	(0.16)	--
2006	$ 9.62	0.14	1.28	1.42	(0.14)	--
EQUITY INDEX FUND -- CLASS B SHARES

2004(c)(d)	$ 8.33	0.05	0.92	0.97	(0.05)	--
2005	$ 9.25	0.08	0.36	0.44	(0.09)	--
2006	$ 9.60	0.06	1.27	1.33	(0.06)	--
EQUITY INDEX FUND -- INSTITUTIONAL I SHARES

2002	$ 10.45	0.11	(1.42)	(1.31)	(0.11)	--
2003	$ 9.03	0.12	(1.34)	(1.22)	(0.12)	--
2004(c)	$ 7.69	0.14	1.55	1.69	(0.12)	--
2005	$ 9.26	0.17	0.37	0.54	(0.18)	--
2006	$ 9.62	0.17	1.27	1.44	(0.16)	--
LARGE CAP STOCK FUND -- CLASS A SHARES

2002	$ 11.28	0.02	(1.07)	(1.05)	(0.03)	(0.77)
2003	$ 9.43	0.04	(1.84)	(1.80)	(0.02)	(0.14)
2004(c)	$ 7.47	0.01(f)	1.64	1.65	(0.01)	--
2005	$ 9.11	0.05	0.20	0.25	(0.02)	(0.96)
2006	$ 8.38	0.03	0.92	0.95	(0.04)	(0.63)
LARGE CAP STOCK FUND -- CLASS B SHARES

2002	$ 11.05	(0.01)	(1.10)	(1.11)	--	(0.77)
2003	$ 9.17	(0.01)	(1.79)	(1.80)	--	(0.14)
2004(c)	$ 7.23	(0.05)(f)	1.58	1.53	--	--
2005	$ 8.76	(0.03)	0.20	0.17	--	(0.96)
2006	$ 7.97	(0.06)	0.89	0.83	(0.02)	(0.58)
LARGE CAP STOCK FUND -- INSTITUTIONAL I SHARES

2002	$ 11.30	0.04	(1.09)	(1.05)	(0.04)	(0.77)
2003	$ 9.44	0.06	(1.86)	(1.80)	(0.05)	(0.14)
2004(c)	$ 7.45	0.03(f)	1.63	1.66	(0.04)	--
2005	$ 9.07	0.05	0.21	0.26	(0.05)	(0.96)
2006	$ 8.32	0.04	0.90	0.94	(0.04)	(0.63)
LARGE CAP GROWTH FUND -- CLASS A SHARES

2002	$ 8.54	0.00(f)(g)	(0.63)	(0.63)	--	--
2003	$ 7.91	0.00(f)(g)	(1.23)	(1.23)	--	--
2004	$ 6.68	0.00(f)(g)	0.92	0.92	--	--
2005	$ 7.60	0.18	(0.30)	(0.12)	--	--
2006	$ 7.48	(0.01)	0.84	0.83	(0.01)	--
LARGE CAP GROWTH FUND -- CLASS B SHARES

2002	$ 8.46	(0.02)	(0.68)	(0.70)	--	--
2003	$ 7.76	(0.05)	(1.22)	(1.27)	--	--
2004	$ 6.49	(0.06)(f)	0.90	0.84	--	--
2005	$ 7.33	(0.03)	(0.14)	(0.17)	--	--
2006	$ 7.16	(0.06)	0.79	0.73	--	--
LARGE CAP GROWTH FUND -- INSTITUTIONAL I SHARES

2004(h)	$ 7.05	0.00(f)(g)	0.55	0.55	--	--
2005	$ 7.60	0.02	(0.12)	(0.10)	(0.03)	--
2006	$ 7.47	0.01	0.83	0.84	(0.01)	--

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

(c) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

(d) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(e) Computed on an annualized basis.

(f) Based on average shares outstanding.

(g) Represents less than $0.01.

(h) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

See Notes which are an integral part of the Financial Statements

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

(0.08)	$ 9.00	(12.85)%	0.50%	0.87%	0.49%	$ 7,709	31%
(0.06)	$ 7.70	(13.70)%	0.58%	1.21%	0.86%	$ 4,646	87%
(0.10)	$ 9.27	21.71%	0.57%	1.14%	0.41%	$ 6,386	76%
(0.16)	$ 9.62	5.54%	0.56%	1.47%	0.42%	$ 5,182	52%
(0.14)	$ 10.90	14.82%	0.53%	1.36%	0.42%	$ 4,938	20%

(0.05)	$ 9.25	11.70%	1.29%(e)	0.31%(e)	0.19%(e)	$ 319	76%
(0.09)	$ 9.60	4.76%	1.28%	0.79%	0.20%	$ 507	52%
(0.06)	$ 10.87	13.93%	1.29%	0.60%	0.20%	$ 623	20%

(0.11)	$ 9.03	(12.59)%	0.25%	1.12%	0.34%	$ 95,487	31%
(0.12)	$ 7.69	(13.50)%	0.25%	1.54%	0.34%	$ 94,947	87%
(0.12)	$ 9.26	22.06%	0.27%	1.45%	0.38%	$ 85,030	76%
(0.18)	$ 9.62	5.87%	0.28%	1.81%	0.45%	$ 93,788	52%
(0.16)	$ 10.90	15.10%	0.29%	1.60%	0.44%	$ 78,477	20%

(0.80)	$ 9.43	(9.53)%	1.31%	0.24%	0.44%	$ 5,935	22%
(0.16)	$ 7.47	(19.12)%	1.38%	0.58%	0.79%	$ 4,232	36%
(0.01)	$ 9.11	22.16%	1.26%	0.07%	0.28%	$ 64,755	84%
(0.98)	$ 8.38	2.71%	1.26%	0.45%	0.26%	$ 39,417	39%
(0.67)	$ 8.66	11.50%	1.27%	0.37%	0.24%	$ 35,490	47%

(0.77)	$ 9.17	(10.26)%	2.06%	(0.53)%	0.14%	$ 1,141	22%
(0.14)	$ 7.23	(19.64)%	2.08%	(0.13)%	2.02%	$ 867	36%
--	$ 8.76	21.16%	2.02%	(0.63)%	0.07%	$ 12,116	84%
(0.96)	$ 7.97	1.91%	2.00%	(0.34)%	0.02%	$ 10,920	39%
(0.60)	$ 8.20	10.62%	1.99%	(0.36)%	0.01%	$ 8,453	47%

(0.81)	$ 9.44	(9.52)%	1.21%	0.34%	0.14%	$ 245,727	22%
(0.19)	$ 7.45	(19.03)%	1.23%	0.73%	0.11%	$ 169,616	36%
(0.04)	$ 9.07	22.35%	1.11%	0.39%	0.18%	$ 409,916	84%
(1.01)	$ 8.32	2.83%	1.10%	0.57%	0.17%	$ 307,212	39%
(0.67)	$ 8.59	11.61%	1.09%	0.54%	0.16%	$ 304,921	47%

--	$ 7.91	(7.38)%	1.18%	0.04%	0.29%	$ 15,368	45%
--	$ 6.68	(15.55)%	1.30%	0.04%	0.38%	$ 16,312	37%
--	$ 7.60	13.77%	1.27%	(0.05)%	0.48%	$ 11,211	68%
--	$ 7.48	(1.58)%	1.31%	0.55%	0.43%	$ 2,429	130%
(0.01)	$ 8.30	11.05%	1.29%	0.06%	0.40%	$ 2,936	64%

--	$ 7.76	(8.27)%	2.15%	(0.91)%	0.24%	$ 1,162	45%
--	$ 6.49	(16.37)%	2.19%	(0.86)%	0.24%	$ 1,077	37%
--	$ 7.33	12.94%	2.14%	(0.90)%	0.18%	$ 1,261	68%
--	$ 7.16	(2.32)%	2.07%	(0.49)%	0.17%	$ 1,252	130%
--	$ 7.89	10.20%	2.07%	(0.71)%	0.14%	$ 1,316	64%

--	$ 7.60	7.80%	1.19%(e)	(0.02)%(e)	0.30%(e)	$ 35,205	68%
--	$ 7.47	(1.35)%	1.14%	0.35%	0.35%	$ 48,452	130%
(0.01)	$ 8.30	11.30%	1.13%	0.22%	0.33%	$ 47,656	64%

(For a share outstanding throughout each period)

		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Options			Distributions from Net Realized Gain on Investments
Year Ended April 30,	Net Asset Value, beginning of period			Total from Investment Operations	Distributions from Net Investment Income

MULTI CAP GROWTH FUND -- CLASS A SHARES

2002	$ 18.88	(0.04)	(4.99)	(5.03)	--	--
2003	$ 13.85	(0.03)	(2.42)	(2.45)	--	--
2004(c)	$ 11.40	(0.08)(d)	2.50	2.42	--	--
2005	$ 13.82	0.01	0.20	0.21	--	--
2006	$ 14.03	(0.00)(d)(e)	2.66	2.66	(0.02)	--
MULTI CAP GROWTH FUND -- CLASS B SHARES

2002	$ 18.61	(0.15)	(4.91)	(5.06)	--	--
2003	$ 13.55	(0.14)	(2.33)	(2.47)	--	--
2004(c)	$ 11.08	(0.17)(d)	2.43	2.26	--	--
2005	$ 13.34	(0.09)	0.19	0.10	--	--
2006	$ 13.44	(0.11)	2.55	2.44	--	--
MULTI CAP GROWTH FUND -- INSTITUTIONAL I SHARES

2002	$ 19.07	(0.02)	(5.05)	(5.07)	--	--
2003	$ 14.00	--	(2.45)	(2.45)	--	--
2004(c)	$ 11.55	(0.05)(d)	2.53	2.48	--	--
2005	$ 14.03	0.05	0.18	0.23	--	--
2006	$ 14.26	0.02	2.70	2.72	(0.04)	--
MID CAP STOCK FUND -- CLASS A SHARES

2002	$ 14.51	0.00(e)	(0.12)	(0.12)	--	--
2003	$ 14.39	(0.00)(e)	(2.48)	(2.48)	--	--
2004	$ 11.91	(0.05)	3.15	3.10	--	--
2005	$ 15.01	(0.01)(d)	1.21(d)	1.20	--	(0.59)
2006	$ 15.62	0.07	3.81	3.88	--	(3.03)
MID CAP STOCK FUND -- CLASS B SHARES

2002	$ 14.38	(0.07)	(0.17)	(0.24)	--	--
2003	$ 14.14	(0.11)	(2.44)	(2.55)	--	--
2004	$ 11.59	(0.14)	3.03	2.89	--	--
2005	$ 14.48	(0.14)(d)	1.17(d)	1.03	--	(0.59)
2006	$ 14.92	(0.00)(e)	3.54	3.54	--	(3.03)
MID CAP STOCK FUND -- INSTITUTIONAL I SHARES

2004(g)	$ 13.14	(0.02)	1.90	1.88	--	--
2005	$ 15.02	(0.01)(d)	1.21(d)	1.20	--	(0.59)
2006	$ 15.63	0.06	3.82	3.88	--	(3.03)

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

(c) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

(d) Based on average shares outstanding.

(e) Represents less than $0.01.

(f) Represents less than 0.01%.

(g) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(h) Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

			Ratios to Average Net Assets

Total Distributions	Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

--	$ 13.85	(26.64)%	1.10%	(0.24)%	0.35%	$ 33,621	202%
--	$ 11.40	(17.69)%	1.19%	(0.20)%	0.82%	$ 22,820	194%
--	$ 13.82	21.23%	1.20%	(0.56)%	0.30%	$ 24,196	186%
--	$ 14.03	1.52%	1.20%	0.07%	0.38%	$ 20,121	264%
(0.02)	$ 16.67	18.95%	1.19%	(0.03)%	0.38%	$ 19,561	124%

--	$ 13.55	(27.19)%	1.85%	(0.99)%	0.05%	$ 12,196	202%
--	$ 11.08	(18.23)%	1.89%	(0.90)%	0.80%	$ 8,870	194%
--	$ 13.34	20.40%	1.92%	(1.27)%	0.07%	$ 10,150	186%
--	$ 13.44	0.75%	1.90%	(0.63)%	0.19%	$ 8,808	264%
--	$ 15.88	18.15%	1.89%	(0.73)%	0.18%	$ 7,428	124%

--	$ 14.00	(26.59)%	1.00%	(0.14)%	0.05%	$ 138,331	202%
--	$ 11.55	(17.50)%	1.03%	(0.03)%	0.04%	$ 103,441	194%
--	$ 14.03	21.47%	1.04%	(0.38)%	0.13%	$ 80,462	186%
--	$ 14.26	1.64%	1.04%	0.24%	0.28%	$ 51,880	264%
(0.04)	$ 16.94	19.12%	1.03%	0.12%	0.29%	$ 32,773	124%

--	$ 14.39	(0.83)%	1.39%	(0.26)%	0.06%	$ 119,407	91%
--	$ 11.91	(17.23)%	1.26%	(0.01)%	0.20%	$ 102,263	80%
--	$ 15.01	26.03%	1.22%	(0.25)%	0.32%	$ 68,327	99%
(0.59)	$ 15.62	7.87%	1.19%	(0.09)%	0.43%	$ 59,045	210%
(3.03)	$ 16.47	26.76%	1.13%	0.42%	0.40%	$ 67,176	51%

--	$ 14.14	(1.67)%	2.20%	(1.09)%	--	$ 2,051	91%
--	$ 11.59	(18.03)%	2.21%	(0.96)%	--	$ 1,713	80%
--	$ 14.48	24.94%	2.12%	(1.16)%	0.00%(f)	$ 2,333	99%
(0.59)	$ 14.92	6.97%	2.03%	(0.92)%	0.09%	$ 2,536	210%
(3.03)	$ 15.43	25.65%	2.03%	(0.48)%	0.06%	$ 3,155	51%

--	$ 15.02	14.31%	1.21%(h)	(0.28)%(h)	0.14%(h)	$ 70,539	99%
(0.59)	$ 15.63	7.86%	1.15%	(0.04)%	0.22%	$ 74,897	210%
(3.03)	$ 16.48	26.73%	1.15%	0.40%	0.20%	$ 91,523	51%

(For a share outstanding throughout each period)

			Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions			Distributions from Net Realized Gain on Investments, Options and Foreign Currency Transactions
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Loss)		Total from Investment Operations	Distributions from Net Investment Income

MID CAP GROWTH FUND -- CLASS A SHARES

2002	$ 13.16	(0.03)	(0.55)	(0.58)	--	--
2003	$ 12.58	(0.01)	(2.42)	(2.43)	--	--
2004(c)	$ 10.15	(0.07)	3.41	3.34	--	--
2005	$ 13.49	(0.12)(d)	0.92	0.80	--	(0.23)
2006	$ 14.06	(0.06)(d)	4.13	4.07	--	(1.84)
MID CAP GROWTH FUND -- CLASS B SHARES

2004(c)(e)	$ 11.81	(0.06)	1.75	1.69	--	--
2005	$ 13.50	(0.23)(d)	0.92	0.69	--	(0.23)
2006	$ 13.96	(0.18)(d)	4.08	3.90	--	(1.84)
MID CAP GROWTH FUND -- INSTITUTIONAL I SHARES

2002	$ 13.19	(0.02)	(0.54)	(0.56)	--	--
2003	$ 12.63	--	(2.43)	(2.43)	(0.01)	--
2004(c)	$ 10.19	(0.05)	3.43	3.38	--	--
2005	$ 13.57	(0.10)(d)	0.93	0.83	--	(0.23)
2006	$ 14.17	(0.04)(d)	4.16	4.12	--	(1.84)
SMALL CAP STOCK FUND -- CLASS A SHARES

2002	$ 10.02	0.00(g)	0.77	0.77	--	(0.34)
2003	$ 10.45	0.00(d)(g)	(1.63)	(1.63)	--	(1.93)
2004	$ 6.89	(0.03)(d)	3.24	3.21	--	(0.80)
2005	$ 9.30	(0.02)	0.06	0.04	--	(1.23)
2006	$ 8.11	(0.01)	2.59	2.58	--	(0.74)
SMALL CAP STOCK FUND -- CLASS B SHARES

2002	$ 10.01	(0.06)	0.75	0.69	--	(0.34)
2003	$ 10.36	(0.05)(d)	(1.64)	(1.69)	--	(1.93)
2004	$ 6.74	(0.10)(d)	3.16	3.06	--	(0.80)
2005	$ 9.00	(0.05)	0.04	(0.01)	--	(1.23)
2006	$ 7.76	(0.05)	2.43	2.38	--	(0.74)
SMALL CAP STOCK FUND -- INSTITUTIONAL I SHARES

2004(i)	$ 8.41	(0.02)(d)	1.69	1.67	--	(0.80)
2005	$ 9.28	0.00(g)	0.05	0.05	--	(1.23)
2006	$ 8.10	(0.00)(g)	2.57	2.57	--	(0.74)

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

(c) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

(d) Based on average shares outstanding.

(e) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(f) Computed on an annualized basis.

(g) Represents less than $0.01.

(h) Represents less than 0.01%.

(i) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

See Notes which are an integral part of the Financial Statements

			Ratios to Average Net Assets

Total Distributions	Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

--	$ 12.58	(4.41)%	1.21%	(0.25)%	0.37%	$ 5,965	106%
--	$ 10.15	(19.32)%	1.29%	(0.12)%	0.82%	$ 4,841	238%
--	$ 13.49	32.91%	1.25%	(0.56)%	0.49%	$ 6,635	99%
(0.23)	$ 14.06	5.83%	1.29%	(0.86)%	0.34%	$ 6,317	52%
(1.84)	$ 16.29	30.27%	1.29%	(0.41)%	0.32%	$ 7,734	79%

--	$ 13.50	14.31%	2.08%(e)	(1.70)%(e)	0.05%(e)	$ 125	99%
(0.23)	$ 13.96	5.01%	2.05%	(1.62)%	0.08%	$ 312	52%
(1.84)	$ 16.02	29.23%	2.05%	(1.14)%	0.07%	$ 647	79%

--	$ 12.63	(4.25)%	1.11%	(0.13)%	0.07%	$ 90,179	106%
(0.01)	$ 10.19	(19.25)%	1.13%	0.05%	0.08%	$ 65,417	238%
--	$ 13.57	33.17%	1.09%	(0.39)%	0.22%	$ 79,815	99%
(0.23)	$ 14.17	6.02%	1.13%	(0.70)%	0.25%	$ 75,904	52%
(1.84)	$ 16.45	30.39%	1.13%	(0.25)%	0.23%	$ 81,759	79%

(0.34)	$ 10.45	8.03%	1.23%	(0.57)%	0.07%	$ 115,011	136%
(1.93)	$ 6.89	(14.66)%	1.27%	(0.06)%	0.10%	$ 106,415	68%
(0.80)	$ 9.30	47.22%	1.25%	(0.30)%	0.17%	$ 11,217	55%
(1.23)	$ 8.11	(0.65)%	1.30%	(0.14)%	0.25%	$ 4,735	90%
(0.74)	$ 9.95	33.02%	1.30%	(0.12)%	0.24%	$ 5,610	59%

(0.34)	$ 10.36	7.22%	2.05%	(1.35)%	--	$ 387	136%
(1.93)	$ 6.74	(15.46)%	2.12%	(0.89)%	--	$ 506	68%
(0.80)	$ 9.00	45.99%	2.05%	(1.10)%	0.00%(h)	$ 1,119	55%
(1.23)	$ 7.76	(1.25)%	2.03%	(0.85)%	0.02%	$ 1,100	90%
(0.74)	$ 9.40	31.89%	2.02%	(0.84)%	0.01%	$ 1,480	59%

(0.80)	$ 9.28	20.36%	1.30%(f)	(0.35)%(f)	0.00%(f)(h)	$ 136,862	55%
(1.23)	$ 8.10	(0.53)%	1.28%	(0.11)%	0.02%	$ 148,945	90%
(0.74)	$ 9.93	32.94%	1.26%	(0.08)%	0.01%	$ 186,735	59%

(For a share outstanding throughout each period)

			Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions			Distributions from Net Realized Gain on Investments and Foreign Currency Transactions
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Loss)		Total from Investment Operations	Distributions from Net Investment Income

SMALL CAP GROWTH -- CLASS A SHARES

2002	$ 16.99	(0.05)	0.82	0.77	--	--
2003	$ 17.76	(0.08)	(5.69)	(5.77)	--	--
2004(c)	$ 11.99	(0.17)(d)	5.71	5.54	--	--
2005	$ 17.53	(0.04)	(1.12)	(1.16)	--	(1.84)
2006	$ 14.53	(0.05)	6.64	6.59	--	(0.05)
SMALL CAP GROWTH -- CLASS B SHARES

2002	$ 16.97	(0.14)	0.77	0.63	--	--
2003	$ 17.60	(0.19)	(5.62)	(5.81)	--	--
2004(c)	$ 11.79	(0.29)(d)	5.61	5.32	--	--
2005	$ 17.11	(0.11)	(1.12)	(1.23)	--	(1.84)
2006	$ 14.04	(0.22)	6.43	6.21	--	(0.05)
SMALL CAP GROWTH -- CLASS C SHARES

2003(e)	$ 12.27	(0.03)	(0.43)	(0.46)	--	--
2004(c)	$ 11.81	(0.30)(d)	5.64	5.34	--	--
2005	$ 17.15	(0.17)	(1.02)	(1.19)	--	(1.84)
2006	$ 14.12	(0.04)	6.44	6.40	--	(0.05)
SMALL CAP GROWTH FUND -- INSTITUTIONAL I SHARES

2002	$ 17.15	(0.04)	0.83	0.79	(0.01)	--
2003	$ 17.93	(0.07)	(5.73)	(5.80)	--	--
2004	$ 12.13	(0.15)(d)	5.78	5.63	--	--
2005	$ 17.76	0.03	(1.18)	(1.15)	--	(1.84)
2006	$ 14.77	0.01	6.71	6.72	--	(0.05)
INTERNATIONAL EQUITY FUND -- CLASS A SHARES

2002	$ 9.66	0.16	(0.71)	(0.55)	(0.16)	--
2003	$ 8.95	0.09(d)	(1.42)	(1.33)	(0.11)	--
2004	$ 7.51	0.07(d)	2.25	2.32	(0.08)	--
2005	$ 9.75	0.09(d)	1.12	1.21	(0.08)	--
2006	$ 10.88	0.11(d)	2.83	2.94	(0.18)	(1.38)
INTERNATIONAL EQUITY FUND -- CLASS B SHARES

2002	$ 9.65	0.20	(0.83)	(0.63)	(0.13)	--
2003	$ 8.89	0.00(d)(g)	(1.38)	(1.38)	(0.05)	--
2004	$ 7.46	0.00(d)(g)	2.22	2.22	(0.08)	--
2005	$ 9.60	0.03(d)	1.09	1.12	(0.05)	--
2006	$ 10.67	0.01(d)	2.78	2.79	(0.12)	(1.38)
INTERNATIONAL EQUITY FUND -- INSTITUTIONAL I SHARES

2004(h)	$ 8.30	0.05(d)	1.48	1.53	(0.13)	--
2005	$ 9.70	0.12(d)	1.10	1.22	(0.11)	--
2006	$ 10.81	0.11(d)	2.81	2.92	(0.18)	(1.38)

(a) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(b) The expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.

(c) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another Independent Registered Public Accounting Firm.

(d) Based on average shares outstanding.

(e) Reflects operations for the period from October 1, 2002 (date of initial public investment) to April 30, 2003.

(f) Computed on an annualized basis.

(g) Represents less than $0.01.

(h) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

See Notes which are an integral part of the Financial Statements

			Ratios to Average Net Assets

Total Distributions	Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

--	$ 17.76	4.53%	1.27%	(0.38)%	0.31%	$ 74,576	267%
--	$ 11.99	(32.49)%	1.33%	(0.67)%	1.05%	$ 52,397	246%
--	$ 17.53	46.21%	1.36%	(0.99)%	0.42%	$ 72,164	256%
(1.84)	$ 14.53	(7.72)%	1.33%	(0.63)%	0.31%	$ 50,027	443%
(0.05)	$ 21.07	45.47%	1.31%	(0.60)%	0.37%	$ 59,464	534%

--	$ 17.60	3.71%	2.01%	(1.20)%	0.02%	$ 829	267%
--	$ 11.79	(33.01)%	2.08%	(1.44)%	1.39%	$ 1,611	246%
--	$ 17.11	45.12%	2.09%	(1.73)%	0.24%	$ 2,859	256%
(1.84)	$ 14.04	(8.35)%	2.06%	(1.38)%	0.08%	$ 2,574	443%
(0.05)	$ 20.20	44.35%	2.05%	(1.34)%	0.14%	$ 2,940	534%

--	$ 11.81	(3.75)%	2.09%(f)	(1.42)%(f)	9.19%(f)	$ 147	246%
--	$ 17.15	45.22%	2.12%	(1.76)%	0.43%	$ 677	256%
(1.84)	$ 14.12	(8.06)%	1.84%	(1.12)%	0.08%	$ 344	443%
(0.05)	$ 20.47	45.44%	1.28%	(0.56)%	0.14%	$ 386	534%

(0.01)	$ 17.93	4.58%	1.17%	(0.27)%	0.01%	$ 82,922	267%
--	$ 12.13	(32.35)%	1.17%	(0.51)%	0.02%	$ 56,766	246%
--	$ 17.76	46.41%	1.20%	(0.84)%	0.11%	$ 108,274	256%
(1.84)	$ 14.77	(7.56)%	1.19%	(0.50)%	0.22%	$ 77,827	443%
(0.05)	$ 21.44	45.61%	1.17%	(0.46)%	0.28%	$ 115,762	534%

(0.16)	$ 8.95	(5.60)%	1.64%	0.61%	0.15%	$ 45,754	61%
(0.11)	$ 7.51	(14.84)%	1.57%	1.12%	0.25%	$ 62,059	42%
(0.08)	$ 9.75	30.94%	1.60%	0.81%	0.23%	$ 19,124	53%
(0.08)	$ 10.88	12.42%	1.60%	0.89%	0.31%	$ 9,951	59%
(1.56)	$ 12.26	29.77%	1.48%	0.97%	0.31%	$ 11,887	136%

(0.13)	$ 8.89	(6.42)%	2.44%	0.04%	0.10%	$ 57	61%
(0.05)	$ 7.46	(15.56)%	2.47%	0.06%	0.10%	$ 55	42%
(0.08)	$ 9.60	29.80%	2.47%	0.03%	0.02%	$ 223	53%
(0.05)	$ 10.67	11.68%	2.31%	0.33%	0.10%	$ 386	59%
(1.50)	$ 11.96	28.84%	2.25%	0.12%	0.10%	$ 827	136%

(0.13)	$ 9.70	18.42%	1.68%(f)	0.70%(f)	0.06%(f)	$ 99,527	53%
(0.11)	$ 10.81	12.57%	1.50%	1.11%	0.16%	$ 124,915	59%
(1.56)	$ 12.17	29.84%	1.44%	0.98%	0.15%	$ 152,530	136%

Notes to Financial Statements

MTB Group of Funds
April 30, 2006

1. ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 36 portfolios, 24 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 12 funds (5 of which are only made available to variable annuity contracts) are presented in separate reports.

MTB Fund	Investment Objectives

MTB Short Duration Government Bond Fund (“Short Duration Government Bond Fund”)(d)	To seek current income with the preservation of capital as a secondary objective.

MTB Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”)(d)	Current income.

MTB U.S. Government Bond Fund (“U.S. Government Bond Fund”)(d)	To provide current income. Capital appreciation is a secondary, non-fundamental investment consideration.

MTB New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)

To provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of New York and New York municipalities and is consistent with the preservation of capital.

MTB Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”)(n)	Current income exempt from federal regular income tax and Pennsylvania personal income taxes.

MTB Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”)(n)	Current income exempt from federal regular income tax and Maryland state and local income taxes.

MTB Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”)(n)**	Current income exempt from federal regular income tax and Virginia state and local income taxes.

MTB Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	Current income.

MTB Income Fund (“Income Fund”)(d)	Primarily current income and secondarily capital growth.

MTB Managed Allocation Fund Conservative Growth (“Conservative Growth Fund”)(d)*	To seek capital appreciation and income.

MTB Managed Allocation Fund - Moderate Growth (“Moderate Growth Fund”)(d)*	To seek capital appreciation and secondarily income.

MTB Managed Allocation Fund - Aggressive Growth (“Aggressive Growth Fund”)(d)*	To seek capital appreciation.

MTB Balanced Fund (“Balanced Fund”)(d)	To provide total return.

MTB Equity Income Fund (“Equity Income Fund”)(d)	Current income and growth of capital.

MTB Large Cap Value Fund (“Large Cap Value Fund”)(d)	To provide capital appreciation. Current income is a secondary, non-fundamental investment consideration.

MTB Equity Index Fund (“Equity Index Fund”)(d)	Investment results that correspond to the performance of the Standard & Poor’s 500 Index.

MTB Large Cap Stock Fund (“Large Cap Stock Fund”)(d)	Growth of principal.

MTB Large Cap Growth Fund (“Large Cap Growth Fund”)(d)	To provide capital appreciation.

MTB Multi Cap Growth Fund (“Multi Cap Growth Fund”)(d)	Long-term capital appreciation.

MTB Mid Cap Stock Fund (“Mid Cap Stock Fund”)(d)	To provide total return.

MTB Mid Cap Growth Fund (“Mid Cap Growth Fund”)(d)	Long-term capital appreciation.

MTB Small Cap Stock Fund (“Small Cap Stock Fund”)(d)	To seek growth of capital.

MTB Small Cap Growth Fund (“Small Cap Growth Fund”)(d)	Long-term capital appreciation.

MTB International Equity Fund (“International Equity Fund”)(d)	To seek long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

(d) Diversified

(n) Non-diversified

* The Fund invests solely in the shares of other funds within the Trust.

** The Virginia Municipal Bond Fund is the successor and accounting survivor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The FBR Virginia Tax-Free Portfolio’s fiscal year-end was October 31.

The Trust offers 7 classes of shares: Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares, Institutional I Shares and Institutional II Shares. All shares of the Funds have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

On May 20, 2005, Short Duration Government Fund received a tax-free transfer of assets from MTB Common Trust Limited Maturity U.S. Government Fund and Group Trust for Corporate Retirement Plans Short Term Fixed Income Fund, as follows:

Shares of Short-Duration Government Bond Fund Issued	Limited Maturity U.S. Government Fund Net Assets Received	Group Trust for Corporate Retirement Plans Short Term Fixed Income Fund Net Assets Received	Limited Maturity U.S. Government Fund Unrealized Depreciation[1]	Group Trust for Corporate Retirement Plans Short Term Fixed Income Fund Unrealized Depreciation[1]

261,845	$864,894	$1,648,819	$11,074	$3,843

Net Assets of Short Duration Government Bond Fund Immediately Prior to Combination	Net Assets of Limited Maturity U.S. Government Fund Immediately Prior to Combination	Net Assets of Group Trust for Corporate Retirement Plans Short Term Fixed Income Fund Immediately Prior to Combination	Net Assets of Short Duration Government Bond Fund Immediately After Combination

$196,408,994	$864,894	$1,648,819	$198,922,707

1 Unrealized Depreciation is included in the MTB Common Trust Limited Maturity U.S. Government Fund and Group Trust for Corporate Retirement Plans Short Term Fixed Income Fund Net Assets Received amounts shown above.

On May 20, 2005, New York Municipal Bond Fund received a tax-free transfer of assets from MTB Common Trust Fiduciary Tax-Free Fund, as follows:

Shares of New York Municipal Bond Fund Issued	Fiduciary Tax-Free Fund Net Assets Received	Fiduciary Tax-Free Fund Unrealized Appreciation[2]	Net Assets of New York Municipal Bond Fund Prior to Combination	Net Assets of Fiduciary Tax-Free Fund Immediately Prior to Combination	Net Assets of New York Municipal Bond Fund Immediately After Combination

974,233	$10,375,577	$208,468	$79,623,974	$10,375,577	$89,999,551

2 Unrealized Appreciation is included in the Fiduciary Tax-Free Fund Net Assets Received amount shown above.

On February 24, 2006, Maryland Municipal Bond Fund received a tax-free transfer of assets from FBR Maryland Tax-Free Portfolio, as follows:

Shares of Maryland Municipal Bond Fund Issued	FBR Maryland Tax-Free Portfolio Net Assets Received	FBR Maryland Tax-Free Portfolio Net Unrealized Appreciation[3]	Net Assets of Maryland Municipal Bond Fund Prior to Combination	Net Assets of FBR Maryland Tax-Free Portfolio Immediately Prior to Combination	Net Assets of Maryland Municipal Bond Fund Immediately After Combination

3,401,920	$34,631,541	$1,571,791	$115,576,750	$34,631,541	$150,208,291

3 Unrealized Appreciation is included in the FBR Maryland Tax-Free Portfolio Net Assets Received amount shown above.

On May 20, 2005, Income Fund received a tax-free transfer of assets from MTB Common Trust Fiduciary Fixed Income Fund, Discretionary Common Trust Fixed Income Fund, Class B, and Group Trust for Corporate Retirement Plans Intermediate Term Bond Fund, as follows:

Shares of Income Fund Issued	Fiduciary Fixed Income Fund Net Assets Received	Discretionary Common Trust Fixed Income Fund, Class B Net Assets Received	Group Trust for Corporate Retirement Plans Intermediate Term Bond Fund Net Assets Received	Fiduciary Fixed Income Fund Unrealized Appreciation[4]	Discretionary Common Trust Fixed Income Fund, Class B Unrealized Appreciation[4]	Group Trust for Corporate Retirement Plans Intermediate Term Bond Fund Unrealized Appreciation[4]

6,580,273	$50,865,498	$4,427,623	$10,048,988	$1,753,180	$90,386	$176,426

Net Assets of Income Fund Immediately Prior to Combination	Net Assets of Fiduciary Fixed Income Fund Immediately Prior to Combination	Net Assets of Discretionary Common Trust Fixed Income Fund, Class B Immediately Prior to Combination	Net Assets of Group Trust for Corporate Retirement Plans Intermediate Term Bond Fund Immediately Prior to Combination	Net Assets of Income Fund Immediately After Combination

$138,290,178	$50,865,498	$4,427,623	$10,048,988	$203,632,287

4 Unrealized Appreciation is included in the MTB Common Trust Fiduciary Fixed Income Fund, Discretionary Common Trust Fixed Income Fund, Class B and Corporate Retirement Plans Intermediate Term Bond Fund Net Assets Received amounts shown above.

On May 20, 2005, Large Cap Stock Fund received a tax-free transfer of assets from MTB Common Trust Discretionary Common Trust Equities Fund, Class A, Group Trust for Corporate Retirement Plans Equity Growth Fund and Fiduciary Equity Fund as follows:

Shares of Large Cap Stock Fund Issued	Discretionary Common Trust Equities Fund, Class A Net Assets Received	Group Trust for Corporate Retirement Plans Equity Growth Fund Net Assets Received	Fiduciary Equity Fund Net Assets Received	Discretionary Common Trust Equities Fund Unrealized Appreciation[5]	Group Trust for Corporate Retirement Plans Equity Growth Unrealized Appreciation[5]	Fiduciary Equity Fund Unrealized Appreciation[5]

7,077,973	$19,658,326	$12,794,398	$28,771,743	$3,096,400	$1,528,348	$4,577,042

Net Assets of Large Cap Stock Fund Immediately Prior to Combination	Net Assets of Discretionary Common Trust Fund Immediately Prior to Combination	Net Assets of Group Trust for Corporate Retirement Plans Equity Growth Fund Immediately Prior to Combination	Net Assets of Fiduciary Equity Fund Immediately Prior to Combination	Net Assets of Large Cap Stock Fund Immediately After Combination

$364,914,903	$19,658,326	$12,794,398	$28,771,743	$426,139,370

5 Unrealized Appreciation is included in the MTB Common Trust Discretionary Common Trust Fund, Class A, Group Trust for Corporate Retirement Plans Equity Growth Fund and Fiduciary Equity Fund Net Assets Received amounts shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuations - Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either on a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. The Funds generally value short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the “Trustees”).

Repurchase Agreements - It is the policy of the Funds to require the other party to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Funds treat the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Funds in excess of the repurchase price and related transaction costs must be remitted to the other party.

Investment Income, Gains and Losses, Expenses and Distributions - Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid as follows:

Fund Name	Dividends Declared	Dividends Paid

Short Duration Government Bond Fund	Daily	Monthly

Short-Term Corporate Bond Fund	Daily	Monthly

U.S. Government Bond Fund	Daily	Monthly

New York Municipal Bond Fund	Daily	Monthly

Pennsylvania Municipal Bond Fund	Daily	Monthly

Maryland Municipal Bond Fund	Daily	Monthly

Virginia Municipal Bond Fund	Daily	Monthly

Intermediate-Term Bond Fund	Daily	Monthly

Income Fund	Daily	Monthly

Conservative Growth Fund	Quarterly	Quarterly

Moderate Growth Fund	Quarterly	Quarterly

Aggressive Growth Fund	Quarterly	Quarterly

Balanced Fund	Quarterly	Quarterly

Equity Income Fund	Monthly	Monthly

Large Cap Value Fund	Quarterly	Quarterly

Equity Index Fund	Quarterly	Quarterly

Large Cap Stock Fund	Quarterly	Quarterly

Large Cap Growth Fund	Quarterly	Quarterly

Multi Cap Growth Fund	Annually	Annually

Mid Cap Stock Fund	Quarterly	Quarterly

Mid Cap Growth Fund	Quarterly	Quarterly

Small Cap Stock Fund	Quarterly	Quarterly

Small Cap Growth Fund	Annually	Annually

International Equity Fund	Annually	Annually

Non-cash dividends included in dividend income, if any, are recorded at fair value. All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses - All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes - It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions - The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Funds record TBA securities on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Written Options Contracts - The Funds may write option contracts. The writer of the option receives a payment, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended April 30, 2006, the Balanced Fund, Large Cap Stock Fund, Large Cap Growth Fund, Multi Cap Growth Fund, Mid Cap Stock Fund, Mid Cap Growth Fund and Small Cap Growth Fund had realized gain (loss) on written options of $5,875, $36,623, $5,875, $(558), $(3,565), $(7,863) and $53,435, respectively.

The following is a summary of Balanced Fund’s written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 4/30/2005	--	$--
Options written	30	5,875
Options bought to close	(30)	(5,875)

Outstanding at 4/30/2006	--	$--

The following is a summary of Large Cap Stock Fund’s written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 4/30/2005	--	$--
Options written	400	36,623
Options expired	(400)	(36,623)

Outstanding at 4/30/2006	--	$--

The following is a summary of Large Cap Growth Fund’s written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 4/30/2005	--	$--
Options written	30	5,875
Options expired	(30)	(5,875)

Outstanding at 4/30/2006	--	$--

The following is a summary of Multi Cap Growth Fund’s written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 4/30/2005	--	$--
Options written	46	9,389
Options bought to close	(23)	(3,812)
Options expired	(23)	(5,577)

Outstanding at 4/30/2006	--	$--

The following is a summary of Mid Cap Stock Fund’s written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 4/30/2005	--	$--
Options written	196	38,820
Options bought to close	(98)	(22,578)
Options expired	(98)	(16,242)

Outstanding at 4/30/2006	--	$--

The following is a summary of Mid Cap Growth Fund’s written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 4/30/2005	--	$--
Options written	240	44,037
Options bought to close	(120)	(19,888)
Options expired	(120)	(24,149)

Outstanding at 4/30/2006	--	$--

The following is a summary of Small Cap Growth Fund’s written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 4/30/2005	--	$--
Options written	890	130,886
Options exercised	(310)	(43,115)
Options expired	(375)	(53,435)

Outstanding at 4/30/2006	205	$34,336

Foreign Exchange Contracts - The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At April 30, 2006, the International Equity Fund had outstanding foreign currency exchange contracts as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)

CONTRACTS PURCHASED:

May 2, 2006	92,935 Pound Sterling	$165,839	$169,473	$3,634
CONTRACTS SOLD:

May 1, 2006	6,961 Canadian Dollar	$6,195	$6,226	$(31)
May 1, 2006	11,218,710 Japanese Yen	$98,323	$98,526	$(203)
May 1, 2006	7,263,085 Japanese Yen	$63,656	$63,787	$(131)
May 2, 2006	25,674 Australian Dollar	$19,505	$19,506	$(1)
May 2, 2006	133,643 Euro Dollars	$165,838	$168,604	$(2,766)
May 2, 2006	60,842 Euro Dollars	$76,266	$76,759	$(493)
May 2, 2006	19,537 Hong Kong Dollar	$2,520	$2,520	$--
May 2, 2006	7,022,978 Japanese Yen	$61,732	$61,678	$54
May 2, 2006	28,622 Singapore Dollar	$18,105	$18,105	$--
May 2, 2006	84,323 Swedish Krona	$11,470	$11,458	$12

Net Unrealized Appreciation on Foreign Exchange Contracts : $75

Foreign Currency Translation - The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities - Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Securities Lending - The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds normally receive cash collateral for securities loaned that is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Funds, according to agreed-upon rates.

As of April 30, 2006, the Funds had no outstanding securities on loan.

Dollar Roll Transactions - The U.S. Government Bond Fund, Intermediate-Term Bond Fund and Income Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds’ current yield and total return.

Information regarding dollar roll transactions for U.S. Government Bond Fund for the year ended April 30, 2006 was as follows:

Maximum amount outstanding during the period	$22,844,066
Average amount outstanding during the period[1]	$9,254,654
Average shares outstanding during the period	18,149,021
Average debt per share outstanding during the period	$0.51

Information regarding dollar roll transactions for Intermediate-Term Bond Fund for the year ended April 30, 2006 was as follows:

Maximum amount outstanding during the period	$47,734,569
Average amount outstanding during the period[1]	$18,372,662
Average shares outstanding during the period	24,113,231
Average debt per share outstanding during the period	$0.76

Information regarding dollar roll transactions for Income Fund for the year ended April 30, 2006 was as follows:

Maximum amount outstanding during the period	$31,257,365
Average amount outstanding during the period[1]	$10,712,243
Average shares outstanding during the period	18,066,523
Average debt per share outstanding during the period	$0.59

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the year ended April 30, 2006.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Short Duration Government Bond Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	25,614	$244,554	92,617	$892,246
Shares issued to shareholders in payment of distributions declared	14,454	137,944	16,328	157,122
Shares redeemed	(159,175)	(1,521,960)	(402,328)	(3,867,206)

Net change resulting from Class A Share transactions	(119,107)	$(1,139,462)	(293,383)	$(2,817,838)

Class B Shares
Shares sold	4,219	$40,309	2,134	$20,550
Shares issued to shareholders in payment of distributions declared	222	2,115	119	1,142
Shares redeemed	(4,422)	(41,998)	(1,987)	(19,082)

Net change resulting from Class B Share transactions	19	$426	266	$2,610

Institutional I Shares
Shares sold	4,649,006	$44,392,045	5,646,302	$54,353,594
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Limited Maturity U.S. Government Fund	90,093	864,894	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Group for Corporate Retirement Plans Short Term Fixed Income Fund	171,752	1,648,819	--	--
Shares issued to shareholders in payment of distributions declared	305,000	2,909,896	223,644	2,151,843
Shares redeemed	(5,059,549)	(48,326,058)	(6,645,281)	(63,968,037)

Net change resulting from Institutional I Share transactions	156,302	$1,489,596	(775,335)	$(7,462,600)

Net change resulting from share transactions	37,214	$350,560	(1,068,452)	$(10,277,828)

	Short-Term Corporate Bond Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	3,964	$38,716	24,753	$243,775
Shares issued to shareholders in payment of distributions declared	774	7,557	415	4,080
Shares redeemed	(7,460)	(72,965)	(7,357)	(72,286)

Net change resulting from Class A Share transactions	(2,722)	$(26,692)	17,811	$175,569

Class B Shares
Shares sold	2,659	$25,950	1,379	$13,509
Shares issued to shareholders in payment of distributions declared	110	1,072	35	339
Shares redeemed	(93)	(913)	(5)	(50)

Net change resulting from Class B Share transactions	2,676	$26,109	1,409	$13,798

Institutional I Shares
Shares sold	1,711,413	$16,705,024	2,344,979	$23,059,289
Shares issued to shareholders in payment of distributions declared	78,886	770,161	76,097	748,351
Shares redeemed	(2,604,677)	(25,429,610)	(2,984,772)	(29,348,096)

Net change resulting from Institutional I Share transactions	(814,378)	$(7,954,425)	(563,696)	$(5,540,456)

Net change resulting from share transactions	(814,424)	$(7,955,008)	(544,476)	$(5,351,089)

	U.S. Government Bond Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	1,075,225	$10,020,077	1,583,296	$15,005,864
Shares issued to shareholders in payment of distributions declared	182,106	1,698,882	216,334	2,054,085
Shares redeemed	(1,202,330)	(11,229,010)	(2,741,560)	(26,026,990)

Net change resulting from Class A Share transactions	55,001	$489,949	(941,930)	$(8,967,041)

Class B Shares
Shares sold	10,728	$100,865	17,826	$169,668
Shares issued to shareholders in payment of distributions declared	651	6,070	373	3,539
Shares redeemed	(142)	(1,321)	(480)	(4,540)

Net change resulting from Class B Share transactions	11,237	$105,614	17,719	$168,667

Institutional I Shares
Shares sold	3,499,402	$32,672,611	3,615,655	$34,395,028
Shares issued to shareholders in payment of distributions declared	202,979	1,893,432	200,578	1,904,189
Shares redeemed	(3,938,816)	(36,781,784)	(5,918,505)	(56,118,041)

Net change resulting from Institutional I Share transactions	(236,435)	$(2,215,741)	(2,102,272)	$(19,818,824)

Net change resulting from share transactions	(170,197)	$(1,620,178)	(3,026,483)	$(28,617,198)

	New York Municipal Bond Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	934,603	$9,881,931	622,069	$6,573,294
Shares issued to shareholders in payment of distributions declared	155,211	1,635,801	172,840	1,829,704
Shares redeemed	(1,175,894)	(12,431,953)	(1,277,875)	(13,492,619)

Net change resulting from Class A Share transactions	(86,080)	$(914,221)	(482,966)	$(5,089,621)

Class B Shares
Shares sold	70,129	$743,143	38,240	$405,597
Shares issued to shareholders in payment of distributions declared	2,111	22,214	1,059	11,220
Shares redeemed	(19,109)	(200,802)	(634)	(6,749)

Net change resulting from Class B Share transactions	53,131	$564,555	38,665	$410,068

Institutional I Shares
Shares sold	745,713	$7,879,073	380,217	$4,036,307
Shares issued in connection with the tax-free transfer of assets from MTB Common Trust Fiduciary Tax-Free Fund	974,233	10,375,577	--	--
Shares issued to shareholders in payment of distributions declared	5,825	61,095	6,580	69,628
Shares redeemed	(586,404)	(6,174,351)	(459,704)	(4,859,015)

Net change resulting from Institutional I Share transactions	1,139,367	$12,141,394	(72,907)	$(753,080)

Net change resulting from share transactions	1,106,418	$11,791,728	(517,208)	$(5,432,633)

	Pennsylvania Municipal Bond Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	57,783	$591,048	82,251	$843,402
Shares issued to shareholders in payment of distributions declared	19,338	196,733	24,289	249,719
Shares redeemed	(264,957)	(2,687,367)	(469,849)	(4,837,261)

Net change resulting from Class A Share transactions	(187,836)	$(1,899,586)	(363,309)	$(3,744,140)

Class B Shares
Shares sold	18,846	$190,315	18,942	$194,787
Shares issued to shareholders in payment of distributions declared	1,278	12,987	985	10,139
Shares redeemed	(21,422)	(217,752)	(1,416)	(14,703)

Net change resulting from Class B Share transactions	(1,298)	$(14,450)	18,511	$190,223

Institutional I Shares
Shares sold	948,134	$9,655,186	1,006,111	$10,366,120
Shares issued to shareholders in payment of distributions declared	26,975	274,263	27,434	282,166
Shares redeemed	(3,033,364)	(30,920,920)	(4,056,669)	(41,564,721)

Net change resulting from Institutional I Share transactions	(2,058,255)	$(20,991,471)	(3,023,124)	$(30,916,435)

Net change resulting from share transactions	(2,247,389)	$(22,905,507)	(3,367,922)	$(34,470,352)

	Maryland Municipal Bond Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	130,192	$1,328,891	199,592	$2,063,578
Proceeds from shares issued in connection with the tax-free transfer of assets from FBR Maryland Tax-Free Portfolio	3,401,920	34,631,541	--	--
Shares issued to shareholders in payment of distributions declared	70,671	719,549	55,310	569,890
Shares redeemed	(548,580)	(5,599,276)	(404,342)	(4,145,472)

Net change resulting from Class A Share transactions	3,054,203	$31,080,705	(149,440)	$(1,512,004)

Class B Shares
Shares sold	21,207	$218,986	15,975	$165,271
Shares issued to shareholders in payment of distributions declared	3,701	37,887	4,075	42,073
Shares redeemed	(20,896)	(213,792)	(48,669)	(500,496)

Net change resulting from Class B Share transactions	4,012	$43,081	(28,619)	$(293,152)

Institutional I Shares
Shares sold	936,126	$9,560,592	649,603	$6,729,749
Shares issued to shareholders in payment of distributions declared	66,002	674,534	76,987	794,061
Shares redeemed	(1,063,550)	(10,908,845)	(847,043)	(8,740,363)

Net change resulting from Institutional I Share transactions	(61,422)	$(673,719)	(120,453)	$(1,216,553)

Net change resulting from share transactions	2,996,793	$30,450,067	(298,512)	$(3,021,709)

	Virginia Municipal Bond Fund

	Period Ended 4/30/2006(a)		Year Ended 10/31/2005

	Shares	Amount	Shares	Amount

Shares sold	69,147	$766,400	210,971	$2,402,218
Shares issued to shareholders in payment of distributions declared	20,791	229,065	99,852	1,135,565
Shares redeemed	(302,189)	(3,347,381)	(401,618)	(4,567,012)

Net change resulting from share transactions	(212,251)	$(2,351,916)	(90,795)	$(1,029,229)

	Intermediate-Term Bond Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	8,335	$82,256	171,548	$1,724,364
Shares issued to shareholders in payment of distributions declared	5,941	58,597	28,383	285,497
Shares redeemed	(70,644)	(694,988)	(968,943)	(9,772,404)

Net change resulting from Class A Share transactions	(56,368)	$(554,135)	(769,012)	$(7,762,543)

Class B Shares
Shares sold	1,097	$10,586	7,957	$80,408
Shares issued to shareholders in payment of distributions declared	216	2,129	218	2,189
Shares redeemed	(239)	(2,346)	(4,939)	(49,732)

Net change resulting from Class B Share transactions	1,074	$10,369	3,236	$32,865

Institutional I Shares
Shares sold	4,097,986	$40,453,184	6,168,388	$61,986,925
Shares issued to shareholders in payment of distributions declared	241,694	2,382,614	248,194	2,492,504
Shares redeemed	(6,495,211)	(63,929,150)	(7,124,423)	(71,470,433)

Net change resulting from Institutional I Share transactions	(2,155,531)	$(21,093,352)	(707,841)	$(6,991,004)

Net change resulting from share transactions	(2,210,825)	$(21,637,118)	(1,473,617)	$(14,720,682)

	Income Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	35,987	$355,253	27,796	$282,661
Shares issued to shareholders in payment of distributions declared	29,174	289,538	37,995	384,975
Shares redeemed	(192,167)	(1,905,558)	(217,034)	(2,195,567)

Net change resulting from Class A Share transactions	(127,006)	$(1,260,767)	(151,243)	$(1,527,931)

Class B Shares
Shares sold	12,721	$124,338	5,442	$54,505
Shares issued to shareholders in payment of distributions declared	5,959	58,373	7,918	79,201
Shares redeemed	(51,762)	(505,147)	(31,876)	(319,486)

Net change resulting from Class B Share transactions	(33,082)	$(322,436)	(18,516)	$(185,780)

Institutional I Shares
Shares sold	766,756	$7,511,511	892,637	$8,957,575
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Discretionary Common Trust Fixed Income Fund, Class B	445,883	4,427,623	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Group Trust for Corporate Retirement Plans Intermediate Term Bond Fund	1,011,983	10,048,988	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Fiduciary Fixed Income Fund	5,122,407	50,865,498	--	--
Shares issued to shareholders in payment of distributions declared	305,371	2,991,067	399,742	3,999,268
Shares redeemed	(6,906,036)	(67,334,487)	(6,218,266)	(62,143,525)

Net change resulting from Institutional I Share transactions	746,364	$8,510,200	(4,925,887)	$(49,186,682)

Net change resulting from share transactions	586,276	$6,926,997	(5,095,646)	$(50,900,393)

	Conservative Growth Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	643,763	$6,432,190	146,637	$1,442,788
Shares issued to shareholders in payment of distributions declared	42,379	416,615	11,380	112,367
Shares redeemed	(247,360)	(2,454,047)	(102,907)	(1,013,531)

Net change resulting from Class A Share transactions	438,782	$4,394,758	55,110	$541,624

Class B Shares
Shares sold	24,480	$242,381	74,215	$729,276
Shares issued to shareholders in payment of distributions declared	12,215	119,696	4,747	46,812
Shares redeemed	(76,914)	(760,551)	(59,242)	(580,736)

Net change resulting from Class B Share transactions	(40,219)	$(398,474)	19,720	$195,352

Net change resulting from share transactions	398,563	$3,996,284	74,830	$736,976

	Moderate Growth Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	1,554,700	$16,354,806	869,368	$8,617,335
Shares issued to shareholders in payment of distributions declared	274,565	2,751,842	23,006	234,435
Shares redeemed	(711,329)	(7,325,896)	(471,367)	(4,712,107)

Net change resulting from Class A Share transactions	1,117,936	$11,780,752	421,007	$4,139,663

Class B Shares
Shares sold	264,321	$2,699,471	536,029	$5,279,763
Shares issued to shareholders in payment of distributions declared	132,301	1,309,776	6,800	68,958
Shares redeemed	(203,274)	(2,078,995)	(175,217)	(1,742,407)

Net change resulting from Class B Share transactions	193,348	$1,930,252	367,612	$3,606,314

Net change resulting from share transactions	1,311,284	$13,711,004	788,619	$7,745,977

	Aggressive Growth Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	644,990	$6,757,237	385,680	$3,727,974
Shares issued to shareholders in payment of distributions declared	144,178	1,430,241	7,563	75,938
Shares redeemed	(319,559)	(3,301,913)	(187,938)	(1,834,571)

Net change resulting from Class A Share transactions	469,609	$4,885,565	205,305	$1,969,341

Class B Shares
Shares sold	113,126	$1,141,027	220,280	$2,106,909
Shares issued to shareholders in payment of distributions declared	65,344	633,349	1,509	14,843
Shares redeemed	(89,186)	(895,768)	(40,188)	(383,156)

Net change resulting from Class B Share transactions	89,284	$878,608	181,601	$1,738,596

Net change resulting from share transactions	558,893	$5,764,173	386,906	$3,707,937

	Balanced Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	100,781	$1,371,464	116,095	$1,506,820
Shares issued to shareholders in payment of distributions declared	26,454	356,663	32,260	422,841
Shares redeemed	(504,403)	(6,793,632)	(532,607)	(6,919,201)

Net change resulting from Class A Share transactions	(377,168)	$(5,065,505)	(384,252)	$(4,989,540)

Class B Shares
Shares sold	10,833	$146,908	52,683	$680,511
Shares issued to shareholders in payment of distributions declared	6,586	88,812	7,666	100,989
Shares redeemed	(294,261)	(3,979,784)	(123,860)	(1,608,462)

Net change resulting from Class B Share transactions	(276,842)	$(3,744,064)	(63,511)	$(826,962)

Institutional I Shares
Shares sold	170,258	$2,305,010	165,927	$2,154,967
Shares issued to shareholders in payment of distributions declared	30,999	419,063	131,730	1,730,810
Shares redeemed	(5,288,010)	(71,098,078)	(2,837,750)	(36,995,342)

Net change resulting from Institutional I Share transactions	(5,086,753)	$(68,374,005)	(2,540,093)	$(33,109,565)

Net change resulting from share transactions	(5,740,763)	$(77,183,574)	(2,987,856)	$(38,926,067)

	Equity Income Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	116,191	$1,045,887	67,317	$664,609
Shares issued to shareholders in payment of distributions declared	144,234	1,156,561	26,940	267,176
Shares redeemed	(149,173)	(1,350,412)	(134,278)	(1,322,767)

Net change resulting from Class A Share transactions	111,252	$852,036	(40,021)	$(390,982)

Class B Shares
Shares sold	9,059	$84,001	6,265	$61,701
Shares issued to shareholders in payment of distributions declared	7,965	63,273	831	8,225
Shares redeemed	(3,280)	(27,922)	(658)	(6,560)

Net change resulting from Class B Share transactions	13,744	$119,352	6,438	$63,366

Institutional I Shares
Shares sold	504,107	$4,686,976	1,613,092	$16,155,850
Shares issued to shareholders in payment of distributions declared	1,547,397	12,235,347	242,964	2,404,438
Shares redeemed	(2,887,788)	(25,299,262)	(1,830,395)	(18,069,124)

Net change resulting from Institutional I Share transactions	(836,284)	$(8,376,939)	25,661	$491,164

Net change resulting from share transactions	(711,288)	$(7,405,551)	(7,922)	$163,548

	Large Cap Value Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	847,066	$10,077,570	1,075,117	$11,450,096
Shares issued to shareholders in payment of distributions declared	175,836	2,049,068	25,515	276,326
Shares redeemed	(670,100)	(7,930,396)	(3,155,021)	(34,047,103)

Net change resulting from Class A Share transactions	352,802	$4,196,242	(2,054,389)	$(22,320,681)

Class B Shares
Shares sold	26,913	$318,659	12,509	$134,302
Shares issued to shareholders in payment of distributions declared	5,382	61,623	--	--
Shares redeemed	(8,000)	(93,843)	(3,331)	(35,975)

Net change resulting from Class B Share transactions	24,295	$286,439	9,178	$98,327

Institutional I Shares
Shares sold	3,034,932	$36,235,052	3,939,182	$43,968,319
Shares issued to shareholders in payment of distributions declared	417,942	4,864,300	17,351	190,823
Shares redeemed	(1,066,388)	(12,693,647)	(1,203,515)	(13,066,919)

Net change resulting from Institutional I Share transactions	2,386,486	$28,405,705	2,753,018	$31,092,223

Net change resulting from share transactions	2,763,583	$32,888,386	707,807	$8,869,869

	Equity Index Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	19,968	$203,818	84,233	$817,791
Shares issued to shareholders in payment of distributions declared	6,622	68,680	9,937	95,809
Shares redeemed	(112,261)	(1,168,852)	(244,446)	(2,298,411)

Net change resulting from Class A Share transactions	(85,671)	$(896,354)	(150,276)	$(1,384,811)

Class B Shares
Shares sold	8,993	$94,023	19,074	$183,566
Shares issued to shareholders in payment of distributions declared	334	3,456	405	3,947
Shares redeemed	(4,817)	(50,933)	(1,207)	(11,788)

Net change resulting from Class B Share transactions	4,510	$46,546	18,272	$175,725

Institutional I Shares
Shares sold	1,220,300	$12,726,952	2,545,459	$24,202,800
Shares issued to shareholders in payment of distributions declared	71,368	737,273	106,926	1,035,602
Shares redeemed	(3,841,980)	(39,437,238)	(2,081,027)	(20,335,373)

Net change resulting from Institutional I Share transactions	(2,550,312)	$(25,973,013)	571,358	$4,903,029

Net change resulting from share transactions	(2,631,473)	$(26,822,821)	439,354	$3,693,943

	Large Cap Stock Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	208,536	$1,796,304	637,690	$5,608,812
Shares issued to shareholders in payment of distributions declared	324,073	2,745,630	786,745	6,594,583
Shares redeemed	(1,138,658)	(9,883,114)	(3,827,804)	(33,285,854)

Net change resulting from Class A Share transactions	(606,049)	$(5,341,180)	(2,403,369)	$(21,082,459)

Class B Shares
Shares sold	24,114	$197,678	38,644	$324,964
Shares issued to shareholders in payment of distributions declared	87,937	704,793	155,750	1,242,887
Shares redeemed	(452,128)	(3,716,193)	(207,278)	(1,734,035)

Net change resulting from Class B Share transactions	(340,077)	$(2,813,722)	(12,884)	$(166,184)

Institutional I Shares
Shares sold	3,223,315	$27,833,465	7,958,245	$69,355,262
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Discretionary Common Trust Equities Fund-Class A	2,272,639	19,658,326	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Group Trust for Corporate Retirement Plans Equity Growth Fund	1,479,121	12,794,398	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Common Trust Fiduciary Equity Fund	3,326,213	28,771,743	--	--
Shares issued to shareholders in payment of distributions declared	2,524,186	21,245,162	3,629,857	30,261,980
Shares redeemed	(14,282,416)	(122,704,406)	(19,859,117)	(172,620,811)

Net change resulting from Institutional I Share transactions	(1,456,942)	$(12,401,312)	(8,271,015)	$(73,003,569)

Net change resulting from share transactions	(2,403,068)	$(20,556,214)	(10,687,268)	$(94,252,212)

	Large Cap Growth Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	54,301	$431,504	437,731	$3,292,392
Shares issued to shareholders in payment of distributions declared	258	2,086	--	--
Shares redeemed	(25,938)	(208,134)	(1,588,031)	(12,478,286)

Net change resulting from Class A Share transactions	28,621	$225,456	(1,150,300)	$(9,185,894)

Class B Shares
Shares sold	15,563	$118,765	21,478	$155,390
Shares redeemed	(23,830)	(181,707)	(18,515)	(133,383)

Net change resulting from Class B Share transactions	(8,267)	$(62,942)	2,963	$22,007

Institutional I Shares
Shares sold	662,193	$5,327,043	3,371,267	$26,126,265
Shares issued to shareholders in payment of distributions declared	9,081	73,108	18,996	147,029
Shares redeemed	(1,416,893)	(11,244,552)	(1,530,836)	(11,511,959)

Net change resulting from Institutional I Share transactions	(745,619)	$(5,844,401)	1,859,427	$14,761,335

Net change resulting from share transactions	(725,265)	$(5,681,887)	712,090	$5,597,448

	Multi Cap Growth Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	76,928	$1,247,718	41,425	$584,745
Shares issued to shareholders in payment of distributions declared	1,366	21,403	--	--
Shares redeemed	(338,615)	(5,250,068)	(357,580)	(5,089,983)

Net change resulting from Class A Share transactions	(260,321)	$(3,980,947)	(316,155)	$(4,505,238)

Class B Shares
Shares sold	10,883	$161,985	20,706	$282,242
Shares redeemed	(198,220)	(2,985,640)	(126,485)	(1,731,487)

Net change resulting from Class B Share transactions	(187,337)	$(2,823,655)	(105,779)	$(1,449,245)

Institutional I Shares
Shares sold	164,441	$2,567,506	380,853	$5,439,309
Shares issued to shareholders in payment of distributions declared	2,301	36,630	--	--
Shares redeemed	(1,869,479)	(29,297,634)	(2,478,374)	(36,318,471)

Net change resulting from Institutional I Share transactions	(1,702,737)	$(26,693,498)	(2,097,521)	$(30,879,162)

Net change resulting from share transactions	(2,150,395)	$(33,498,100)	(2,519,455)	$(36,833,645)

	Mid Cap Stock Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	422,383	$6,936,503	863,123	$13,256,293
Shares issued to shareholders in payment of distributions declared	718,248	10,744,993	160,136	2,589,400
Shares redeemed	(843,308)	(13,768,883)	(1,793,703)	(28,351,688)

Net change resulting from Class A Share transactions	297,323	$3,912,613	(770,444)	$(12,505,995)

Class B Shares
Shares sold	15,686	$248,742	12,385	$185,187
Shares issued to shareholders in payment of distributions declared	35,447	498,733	6,133	95,052
Shares redeemed	(16,661)	(265,773)	(9,634)	(144,417)

Net change resulting from Class B Share transactions	34,472	$481,702	8,884	$135,822

Institutional I Shares
Shares sold	664,598	$10,938,927	1,372,459	$22,006,705
Shares issued to shareholders in payment of distributions declared	910,747	13,642,989	151,031	2,443,688
Shares redeemed	(815,583)	(13,417,036)	(1,428,117)	(22,571,397)

Net change resulting from Institutional I Share transactions	759,762	$11,164,880	95,373	$1,878,996

Net change resulting from share transactions	1,091,557	$15,559,195	(666,187)	$(10,491,177)

	Mid Cap Growth Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	46,311	$726,069	82,020	$1,149,642
Shares issued to shareholders in payment of distributions declared	52,141	773,256	6,660	97,568
Shares redeemed	(72,940)	(1,140,717)	(131,109)	(1,823,633)

Net change resulting from Class A Share transactions	25,512	$358,608	(42,429)	$(576,423)

Class B Shares
Shares sold	17,263	$265,625	13,423	$191,487
Shares issued to shareholders in payment of distributions declared	3,602	52,695	213	3,103
Shares redeemed	(2,807)	(43,231)	(610)	(8,784)

Net change resulting from Class B Share transactions	18,058	$275,089	13,026	$185,806

Institutional I Shares
Shares sold	427,562	$6,804,139	695,461	$10,125,246
Shares issued to shareholders in payment of distributions declared	429,932	6,436,079	76,362	1,126,342
Shares redeemed	(1,246,258)	(19,481,574)	(1,294,066)	(18,654,776)

Net change resulting from Institutional I Share transactions	(388,764)	$(6,241,356)	(522,243)	$(7,403,188)

Net change resulting from share transactions	(345,194)	$(5,607,659)	(551,646)	$(7,793,805)

	Small Cap Stock Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	169,879	$1,585,148	269,039	$2,390,043
Shares issued to shareholders in payment of distributions declared	44,770	390,843	178,005	1,568,220
Shares redeemed	(234,093)	(2,174,033)	(1,069,723)	(9,643,621)

Net change resulting from Class A Share transactions	(19,444)	$(198,042)	(622,679)	$(5,685,358)

Class B Shares
Shares sold	15,972	$138,358	13,490	$114,760
Shares issued to shareholders in payment of distributions declared	12,443	103,027	17,964	151,792
Shares redeemed	(12,795)	(111,297)	(13,946)	(119,824)

Net change resulting from Class B Share transactions	15,620	$130,088	17,508	$146,728

Institutional I Shares
Shares sold	2,758,987	$25,312,137	6,177,210	$55,164,430
Shares issued to shareholders in payment of distributions declared	1,186,208	10,331,874	1,734,204	15,243,649
Shares redeemed	(3,526,062)	(32,612,312)	(4,265,448)	(38,491,880)

Net change resulting from Institutional I Share transactions	419,133	$3,031,699	3,645,966	$31,916,199

Net change resulting from share transactions	415,309	$2,963,745	3,040,795	$26,377,569

	Small Cap Growth Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	84,490	$1,529,247	287,065	$4,758,557
Shares issued to shareholders in payment of distributions declared	8,867	153,460	369,849	6,017,452
Shares redeemed	(713,552)	(12,518,241)	(1,331,883)	(21,621,997)

Net change resulting from Class A Share transactions	(620,195)	$(10,835,534)	(674,969)	$(10,845,988)

Class B Shares
Shares sold	8,687	$159,161	17,544	$284,539
Shares issued to shareholders in payment of distributions declared	511	8,510	19,419	306,242
Shares redeemed	(46,976)	(788,487)	(20,384)	(316,907)

Net change resulting from Class B Share transactions	(37,778)	$(620,816)	16,579	$273,874

Class C Shares
Shares sold	473	$9,600	2,040	$34,220
Shares issued to shareholders in payment of distributions declared	65	1,105	3,527	55,728
Shares redeemed	(6,062)	(105,702)	(20,689)	(322,060)

Net change resulting from Class C Share transactions	(5,524)	$(94,997)	(15,122)	$(232,112)

Institutional I Shares
Shares sold	2,210,562	$42,057,409	2,298,152	$38,868,021
Shares issued to shareholders in payment of distributions declared	11,715	206,056	486,223	8,037,264
Shares redeemed	(2,092,876)	(37,037,510)	(3,610,828)	(60,735,613)

Net change resulting from Institutional I Share transactions	129,401	$5,225,955	(826,453)	$(13,830,328)

Net change resulting from share transactions	(534,096)	$(6,325,392)	(1,499,965)	$(24,634,554)

	International Equity Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	52,547	$597,916	167,282	$1,682,719
Shares issued to shareholders in payment of distributions declared	123,262	1,287,428	6,621	72,565
Shares redeemed	(120,696)	(1,367,231)	(1,220,725)	(13,250,498)

Net change resulting from Class A Share transactions	55,113	$518,113	(1,046,822)	$(11,495,214)

Class B Shares
Shares sold	31,385	$352,882	16,120	$171,132
Shares issued to shareholders in payment of distributions declared	7,288	74,114	108	1,165
Shares redeemed	(5,663)	(64,224)	(3,315)	(33,410)

Net change resulting from Class B Share transactions	33,010	$362,772	12,913	$138,887

Institutional I Shares
Shares sold	4,085,082	$45,820,822	3,914,864	$41,904,348
Shares issued to shareholders in payment of distributions declared	1,043,483	10,810,640	56,051	609,833
Shares redeemed	(4,154,346)	(47,036,178)	(2,676,502)	(27,069,495)

Net change resulting from Institutional I Share transactions	974,219	$9,595,284	1,294,413	$15,444,686

Net change resulting from share transactions	1,062,342	$10,476,169	260,504	$4,088,359

(a) Reflects operations for the period from November 1, 2005 to April 30, 2006.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, net operating losses, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-In Capital	Increase (Decrease) Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

U.S. Government Bond Fund	$(618,082)	$283,998	$334,084
New York Municipal Bond Fund	--	(8,121)	8,121
Pennsylvania Municipal Bond Fund	--	9,010	(9,010)
Maryland Municipal Bond Fund	--	15,044	(15,044)
Virginia Municipal Bond Fund	1,873	(10,696)	8,823
Intermediate-Term Bond Fund	(7,057,677)	320,807	6,736,870
Income Fund	--	394,381	(394,381)
Conservative Growth Fund	--	20,294	(20,294)
Moderate Growth Fund	--	250,188	(250,188)
Aggressive Growth Fund	--	137,855	(137,855)
Balanced Fund	--	4	(4)
Equity Index Fund	--	(11,185)	11,185
Large Cap Stock Fund	--	325	(325)
Large Cap Growth Fund	--	(11)	11
Multi Cap Growth Fund	(15,291)	15,326	(35)
Mid Cap Stock Fund	--	(678)	678
Mid Cap Growth Fund	--	238,569	(238,569)
Small Cap Stock Fund	--	148,553	(148,553)
Small Cap Growth Fund	--	774,342	(774,342)
International Equity Fund	--	442,658	(442,658)

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended April 30, 2006, 2005 and for the Virginia Municipal Bond Fund’s period ended April 30, 2006 and year ended October 31, 2005 was as follows:

	2006			2005

Fund	Ordinary Income*		Long-Term Capital Gains	Ordinary Income*		Long-Term Capital Gains

Short Duration Government Bond Fund	$6,043,226		$--	$4,949,682		$--
Short-Term Corporate Bond Fund	2,173,026		--	1,996,299		--
U.S. Government Bond Fund	6,985,163		--	8,479,151		--
New York Municipal Bond Fund	3,444,665	**	54,951	3,098,031	***	169,845
Pennsylvania Municipal Bond Fund	5,730,432	**	--	6,688,621	***	--
Maryland Municipal Bond Fund	4,847,963	**	285,947	4,796,496	***	450,586
Virginia Municipal Bond Fund	502,691	**	228,211	961,589	***	356,915
Intermediate-Term Bond Fund	9,603,213		--	11,716,863		--
Income Fund	7,295,079		554,810	7,146,955		1,438,810
Conservative Growth Fund	222,664		319,154	130,338		31,197
Moderate Growth Fund	880,406		3,209,416	308,075		--
Aggressive Growth Fund	296,036		1,774,117	66,864		25,188
Balanced Fund	1,156,566		--	2,278,896		--
Equity Income Fund	4,756,301		13,805,901	1,582,187		2,752,552
Large Cap Value Fund	1,675,895		6,803,538	773,229		--
Equity Index Fund	1,465,599		--	1,911,108		--
Large Cap Stock Fund	4,440,598		25,261,478	9,767,245		40,002,433
Large Cap Growth Fund	84,562		--	173,785		--
Multi Cap Growth Fund	$124,188		$--	$--		$--
Mid Cap Stock Fund	10,296,464		15,294,533	--		5,340,294
Mid Cap Growth Fund	--		9,863,184	--		1,345,190
Small Cap Stock Fund	--		14,025,590	3,200,950		17,050,490
Small Cap Growth Fund	--		440,336	10,961,771		6,713,866
International Equity Fund	2,828,052		16,984,625	1,250,179		--

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

** Included in this amount is tax exempt income of $3,444,435, $5,694,698, $4,844,295 and $502,691 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, respectively.

*** Included in this amount is tax exempt income of $3,031,111, $6,688,621, $4,796,496 and $960,864 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, respectively.

As of April 30, 2006, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Other Temporary Items

Short Duration Government Bond Fund	$289,998		$--	$(4,228,548)	$2,119,478	$(507,582)
Short-Term Corporate Bond Fund	128,916		--	(856,682)	1,332,243	(247,460)
U.S. Government Bond Fund	298,239		--	(4,130,170)	8,853,920	(862,537)
New York Municipal Bond Fund	151,433	*	--	1,715,946	24,607	(458,364)
Pennsylvania Municipal Bond Fund	419,184	*	--	3,550,209	1,416,760	(424,217)
Maryland Municipal Bond Fund	346,194	*	49,992	3,949,596	--	(346,195)
Virginia Municipal Bond Fund	11,288	*	171,016	562,498	--	(11,625)
Intermediate-Term Bond Fund	597,159		--	(6,253,733)	11,633,134	(1,676,244)
Income Fund	341,250		143,186	(2,832,799)	--	(1,503,247)
Conservative Growth Fund	32,167		326,947	(138,753)	--	--
Moderate Growth Fund	55,288		2,725,039	1,508,404	--	--
Aggressive Growth Fund	--		1,662,234	1,565,297	--	1
Balanced Fund	70,806		--	4,746,816	47,268,006	--
Equity Income Fund	2,057,069		1,081,625	3,240,913	--	--
Large Cap Value Fund	2,020,200		1,780,956	18,767,362	--	--
Equity Index Fund	113,513		--	16,609,074	18,510,447	--
Large Cap Stock Fund	--		4,008,860	64,981,296	32,731,555	1
Large Cap Growth Fund	14,783		--	4,118,419	2,455,990	(2)
Multi Cap Growth Fund	--		--	6,186,267	36,126,771	--
Mid Cap Stock Fund	1,876,252		4,791,145	26,805,961	--	--
Mid Cap Growth Fund	1,138,487		6,197,557	22,360,729	--	--
Small Cap Stock Fund	5,841,381		11,237,452	40,898,272	--	2
Small Cap Growth Fund	20,835,676		4,371,975	14,838,210	--	(3)
International Equity Fund	5,596,541		2,596,508	33,180,908	4,999,658	(374)

* Included in this amount is tax exempt income of $151,433, $419,184, $346,194 and $11,288 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, respectively.

For federal income tax purposes, the following amounts apply as of April 30, 2006:

Fund	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Short Duration Government Bond Fund	$198,330,548	$38,833	$4,267,381	$(4,228,548)
Short-Term Corporate Bond Fund	72,204,833	22,096	878,778	(856,682)
U.S. Government Bond Fund	169,270,403	1,224,717	5,354,881	(4,130,164)
New York Municipal Bond Fund	86,732,990	2,143,297	427,351	1,715,946
Pennsylvania Municipal Bond Fund	137,946,018	4,461,670	911,461	3,550,209
Maryland Municipal Bond Fund	142,094,305	4,545,063	595,467	3,949,596
Virginia Municipal Bond Fund	21,406,888	641,711	79,213	562,498
Intermediate-Term Bond Fund	223,323,095	448,435	6,702,168	(6,253,733)
Income Fund	143,602,116	1,063,838	3,896,637	(2,832,799)
Conservative Growth Fund	14,214,999	162,142	300,895	(138,753)
Moderate Growth Fund	63,418,861	2,203,257	694,853	1,508,404
Aggressive Growth Fund	28,843,206	1,637,204	71,907	1,565,297
Balanced Fund	46,013,371	5,935,464	1,188,648	4,746,816
Equity Income Fund	60,228,388	4,288,469	1,047,556	3,240,913
Large Cap Value Fund	132,243,048	22,862,407	4,095,045	18,767,362
Equity Index Fund	67,515,899	21,099,840	4,490,766	16,609,074
Large Cap Stock Fund	286,147,977	72,466,705	7,485,409	64,981,296
Large Cap Growth Fund	48,123,688	5,937,271	1,818,852	4,118,419
Multi Cap Growth Fund	54,140,140	7,729,030	1,542,763	6,186,267
Mid Cap Stock Fund	135,307,361	30,000,943	3,194,982	26,805,961
Mid Cap Growth Fund	68,072,940	23,221,366	860,637	22,360,729
Small Cap Stock Fund	152,790,290	47,120,890	6,222,618	40,898,272
Small Cap Growth Fund	172,632,571	17,432,578	2,622,554	14,810,024
International Equity Fund	130,346,614	33,557,655	409,390	33,148,265

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies and discount accretion/premium amortization on debt securities.

At April 30, 2006, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in									Total Capital Loss Carryforwards
Fund Name	2006	2007	2008	2009	2010	2011	2012	2013	2014

Short Duration Government Bond Fund	$--	$67,802	$616,878	$306,358	$245,606	$47,343	$79,667	$209,434	$546,390	$2,119,478
Short-Term Corporate Bond Fund	--	--	--	326,125	--	1,006,118	--	--	--	1,332,243
U.S. Government Bond Fund	--	1,280,058	4,506,397	--	1,446,091	--	595,734	640,541	385,099	8,853,920
New York Municipal Bond Fund	--	--	--	--	--	--	--	--	24,607	24,607
Pennsylvania Municipal Bond Fund	--	--	1,374,400	42,360	--	--	--	--	--	1,416,760
Intermediate-Term Bond Fund	--	8,316,537	--	--	--	--	--	1,264,039	2,052,558	11,633,134
Balanced Fund	--	--	--	--	39,997,367	7,270,639	--	--	--	47,268,006
Equity Index Fund	--	--	--	601,767	8,316,976	163,034	--	6,983,112	2,445,558	18,510,447
Large Cap Stock Fund	--	--	--	--	17,287,644	15,443,911	--	--	--	32,731,555
Large Cap Growth Fund	--	--	--	--	--	1,817,696	603,058	--	35,236	2,455,990
Multi Cap Growth Fund	--	--	--	--	35,908,137	218,634	--	--	--	36,126,771
International Equity Fund	--	--	--	714,528	--	4,285,130	--	--	--	4,999,658

As a result of the tax-free transfer of assets from acquired funds, certain capital loss carryforwards listed previously may be limited.

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2006:

Fund	Capital Loss Carryforwards Used

Short-Term Corporate Bond Fund	$570
Pennsylvania Municipal Bond Fund	919,041
Income Fund	194,988
Balanced Fund	7,939,725
Large Cap Stock Fund	8,773,838
Multi Cap Growth Fund	3,893,698
Small Cap Growth Fund	4,856,180
International Equity Fund	1,095,202

Additionally, capital loss carryforwards as follows expired during the year ended April 30, 2006:

Fund	Expired Capital Loss Carryforwards

U.S. Government Bond Fund	$618,082
Intermediate-Term Bond Fund	7,057,677

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post October losses deferred to May 1, 2006 are as follows:

Fund	Post October Losses

Short Duration Government Bond Fund	$222,017
Short-Term Corporate Bond Fund	118,654
U.S. Government Bond Fund	578,673
New York Municipal Bond Fund	306,777
Intermediate-Term Bond Fund	1,079,258
Income Fund	1,162,096

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee - MTB Investment Advisors, Inc. (the “Advisor”), receives for its services an annual investment advisor fee based on a percentage of each Fund’s average daily net assets (see below). The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Fund	Annual Rate

Short Duration Government Bond Fund	0.60%
Short-Term Corporate Bond Fund	0.70%
U.S. Government Bond Fund	0.70%
New York Municipal Bond Fund	0.70%
Pennsylvania Municipal Bond Fund	0.70%
Maryland Municipal Bond Fund	0.70%
Virginia Municipal Bond Fund	0.70%
Intermediate-Term Bond Fund	0.70%
Income Fund	0.60%
Conservative Growth Fund	0.25%
Moderate Growth Fund	0.25%
Aggressive Growth Fund	0.25%
Balanced Fund	0.65%
Equity Income Fund	0.70%
Large Cap Value Fund	0.70%
Equity Index Fund	0.20%
Large Cap Stock Fund	0.85%
Large Cap Growth Fund	0.85%
Multi Cap Growth Fund	0.70%
Mid Cap Stock Fund	0.85%
Mid Cap Growth Fund	0.85%
Small Cap Stock Fund	0.85%
Small Cap Growth Fund	0.85%
International Equity Fund	1.00%

Prior to February 24, 2006, Money Management Adviser, Inc. (MMA) was the advisor for the Virginia Municipal Bond Fund. Under the terms of an agreement with MMA, the Fund paid a management fee at an annual rate of 0.375% of its average daily net assets.

Sub-Advisory Fee - Effective December 8, 2004, DePrince, Race & Zollo, Inc. (DRZ) is the sub-advisor of Equity Income Fund, and receives for its services an allocable portion of the advisory fee that the Advisor receives from Equity Income Fund. The allocation is based on the amount of the average daily net assets that DRZ manages for the Fund. DRZ’s fee is paid by the Advisor and not by the Fund. DRZ is paid by the Advisor as follows: 0.40% of the average daily net assets of Equity Income Fund.

Effective December 8, 2004, NWQ Investment Management Company LLC (NWQ) is the sub-advisor of Large Cap Value Fund and receives for its services an allocable portion of the advisory fee that the Advisor receives from Large Cap Value Fund. The allocation is based on the amount of the average daily net assets that NWQ manages for the Fund. NWQ’s fee is paid by the Advisor and not by the Fund. NWQ is paid by the Advisor as follows: 0.45% of the average daily net assets of Large Cap Value Fund.

Effective December 8, 2004, LSV Asset Management (LSV) is the sub-advisor of the value component of Mid Cap Stock Fund, and receives for its services an allocable portion of the advisory fee that the Advisor receives from Mid Cap Stock Fund. The allocation is based on the amount of the average daily net assets that LSV manages for the Fund. LSV’s fee is paid by the Advisor and not by the Fund. LSV is paid by the Advisor as follows: 0.50% on the first $100 million of average daily net assets; 0.40% on the next $100 million of average daily net assets; and 0.35% on average daily net assets over $200 million. Effective December 8, 2004, the Advisor assumed direct management responsibility for the growth component of Mid Cap Stock Fund.

LSV is the sub-advisor of the value component of Small Cap Stock Fund. For its services under the Sub Advisory Agreement, LSV receives an allocable portion of the advisory fee the Advisor receives from Small Cap Stock Fund. The allocation is based on the amount of securities which LSV manages for the Fund. LSV is paid by the Advisor and not the Fund. LSV is paid by the Advisor as follows: 0.65% on the first $50 million of average daily net assets and 0.55% on average daily net assets over $50 million.

Effective December 8, 2004 LSV is the sub-advisor of the value portion of the MTB Mid Cap Stock Fund and has voluntarily implemented a waiver of a portion of the sub-advisory compensation it receives from the Advisor for managing the value component of the assets of both the MTB Small Cap Stock and Mid Cap Stock Fund. The fee waiver will be calculated based on the total sub-advisory fee LSV receives from the Advisor for managing these two funds and will reduce proportionately the sub-advisory fee for each fund based on assets under management.

Mazama Capital Management, Inc. (Mazama) is the sub-advisor of the growth component of Small Cap Stock Fund. For its services under the Sub-Advisory Agreement, Mazama receives an allocable portion of the advisory fee that the Advisor receives from Small Cap Stock Fund. The allocation is based on the amount of securities which Mazama manages for the Fund. The fee is paid by the Advisor out of the fees it receives and is not a Fund expense. Mazama is paid by the Advisor as follows: 0.70% of average daily net assets.

Prior to October 24, 2005, the Advisor delegated daily management of the International Equity Fund to the sub-advisor, UBS Global Asset Management (Americas) Inc. (UBS). For its services under the Sub-Advisory Agreement, UBS received an allocable portion of the advisory fee the advisor received from the International Equity Fund. The allocation was based on the amount of securities which UBS managed for the Fund. This fee was paid by the Advisor out of the fees it received and was not a direct Fund expense. UBS was paid by the Advisor as follows:

Sub-Advisory Fee	Average Daily Net Assets of the Fund

0.40%	on the first $50 million average daily net assets
0.35%	on the next $150 million average daily net assets
0.30%	on average daily net assets over $200 million

Effective October 24, 2005, the Advisor delegated daily management of the value component of the International Equity Fund to LSV, as sub-advisor. For its services under the Sub-Advisory Agreement, LSV receives an allocable portion of the advisory fee that the Advisor receives from the International Equity Fund. The allocation is based on the amount of average daily net assets that LSV manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. LSV is entitled to be paid at an annual rate of 0.49% on the value portion of the average daily net assets of the International Equity Fund.

Effective October 24, 2005, the Advisor delegated daily management of the core component of the International Equity Fund to a sub-advisor, SSgA Funds Management, Inc. (SSgA FM). For its services under the Sub-Advisory Agreement, SSgA FM receives an allocable portion of the advisory fee that the Advisor receives from the International Equity Fund. The allocation is based on the amount of the average daily net assets that SSgA FM manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. SSgA FM is paid a fee on the core portion of the average daily net assets of the International Equity Fund it manages at the following annual rate: 0.40% on the first $50 million of average daily net assets; 0.32% on the next $90 million of average daily net assets; and 0.30% on average daily net assets over $140 million.

Effective October 24, 2005, the Advisor delegated daily management of the growth component of the International Equity Fund to Hansberger Global Investors, Inc. (HGI), as sub-advisor. For its services under the sub-advisory agreement, HGI receives an allocable portion of the advisory fee that the Advisor receives from the International Equity Fund. The allocation is based on the amount of the average daily net assets that HGI manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. HGI is paid at an annual rate of 0.60% on the growth portion of the average daily net assets of the International Equity Fund.

Administrative Fee - Federated Services Company (Fserv) and M&T Securities, Inc. (M&T Securities) serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided for in accordance with the following fee schedules:

Prior to October 1, 2005 the administrative fees payable to FServ were as follows:

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds

0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.02%	on the next $2 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Effective October 1, 2005 the administrative fees payable to FServ changed to reflect the following fee structure:

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds

0.04%	on the first $2 billion
0.03%	on the next $2 billion
0.02%	on the next $3 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Fees Payable to M&T Securities :

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds

0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

FServ and M&T Securities may each voluntarily choose to waive any portion of its fee. FServ and M&T Securities can each modify or terminate its voluntary waiver at any time at its sole discretion.

Distribution Services Fee - The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc. (Edgewood), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares and Institutional II Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate Edgewood:

Share Class Name	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class S Shares	0.25%
Institutional Shares	0.25%
Institutional II Shares	0.25%

Edgewood may voluntarily choose to waive any portion of its fee. Edgewood can modify or terminate this voluntary waiver at any time at its sole discretion. When Edgewood receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended April 30, 2006, Edgewood did not retain any fees paid by the Funds.

Edgewood is a wholly-owned subsidiary of Federated Investors, Inc.

Sales Charges - Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). The redemption proceeds with respect to Class B Shares may be reduced by the CDSC and the CDSC decreases the longer Class B Shares are held. Class B Shares convert to Class A Shares (which pay lower ongoing expenses) eight years after purchase. This is a non-taxable event.

For the year ended April 30, 2006, Edgewood retained the amounts listed in the chart below for sales charges from the sale of Class A Shares. Edgewood did not retain CDSC relating to redemptions of Class A Shares and Class C Shares.

Fund	Sales Charges from Class A Shares

Short Duration Government Bond	$89
U.S. Government Bond Fund	1,820
New York Municipal Bond Fund	5,285
Pennsylvania Municipal Bond Fund	498
Maryland Municipal Bond Fund	1,484
Intermediate-Term Bond Fund	70
Income Fund	710
Conservative Growth Fund	143
Moderate Growth Fund	2,638
Aggressive Growth Fund	1,754
Balanced Fund	1,572
Equity Income Fund	465
Large Cap Value Fund	1,545
Equity Index Fund	181
Large Cap Stock Fund	1,807
Large Cap Growth Fund	628
Multi Cap Growth Fund	914
Mid Cap Stock Fund	3,103
Mid Cap Growth Fund	1,162
Small Cap Stock Fund	2,356
Small Cap Growth Fund	3,001
International Equity Fund	1,202

See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee - Pursuant to a Shareholder Services Plan adopted by the Funds and administered by FServ, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class B Shares, Class C Shares and Institutional I Shares to financial institutions including M&T Securities, to finance certain services for shareholders and to maintain shareholder accounts. M&T Securities has entered into a Shareholder Services Agreement with FServ under the Shareholder Services Plan and is entitled to receive up to 0.25% of the average daily net assets of the Fund’s Shares. M&T Securities may voluntarily choose to waive any portion of its fee with respect to the Funds at any time at its sole discretion. For the year ended April 30, 2006, M&T Securities or an affiliate retained a portion of the fees paid by the Funds.

General - Certain of the Officers of the Trust are Officers of the above companies that provide services to the Funds.

Other Affiliated Parties and Transactions - Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor. The Advisor has agreed to reimburse the Trust for certain investment advisor fees (except for Conservative Growth Fund, Moderate Growth Fund and Aggressive Growth Fund) as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended April 30, 2006 are as follows:

Affiliated Fund Name	Balance of Shares Held 4/30/2005	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/2006	Value at 4/30/2006	Dividend Income

Pennsylvania Municipal Bond Fund:
Pennsylvania Municipal Cash Trust	124,325	22,768,165	22,892,490	--	$--	$26,320

Maryland Municipal Bond Fund:
Maryland Municipal Cash Trust	38,153	17,611,334	17,374,419	275,068	275,068	20,407

Virginia Municipal Bond Fund:
Virginia Municipal Cash Trust	--	311,763	168,547	143,216	143,216	349

Conservative Growth Fund:
MTB Prime Money Market Fund	798,717	8,312,234	8,263,932	847,019	847,019	31,845
MTB Short Duration Government Bond Fund	280,989	172,734	44,499	409,224	3,879,444	104,179
MTB Short-Term Corporate Bond Fund	152,882	93,938	24,852	221,968	2,157,529	56,735
MTB U.S. Government Bond Fund	148,267	94,363	21,332	221,298	2,013,807	69,834
MTB Intermediate-Term Bond Fund	100,259	63,571	14,779	149,051	1,436,855	48,694
MTB Equity Income Fund	20,654	20,111	7,102	33,663	289,504	4,490
MTB Large Cap Value Fund	55,006	32,069	17,760	69,315	862,976	6,056
MTB Large Cap Stock Fund	95,848	60,067	22,403	133,512	1,146,863	17,969
MTB Small Cap Stock Fund	60,633	35,460	24,422	71,671	711,694	--
MTB International Equity Fund	45,760	34,393	20,124	60,029	730,555	13,327

TOTAL						353,129

Moderate Growth Fund:
MTB Prime Money Market Fund	2,485,418	18,086,254	17,400,109	3,171,563	3,171,563	91,064
MTB Short Duration Government Bond Fund	483,943	215,303	11,992	687,254	6,515,167	174,478
MTB Short-Term Corporate Bond Fund	351,401	122,932	5,134	469,199	4,560,167	123,306
MTB U.S. Government Bond Fund	365,137	137,339	1,322	501,154	4,560,501	163,569
MTB Intermediate-Term Bond Fund	395,055	146,826	1,775	540,106	5,206,621	182,500
MTB Large Cap Value Fund	316,081	92,055	42,716	365,420	4,549,482	32,733
MTB Large Cap Stock Fund	1,121,214	362,374	47,552	1,436,036	12,335,550	183,461
MTB Large Cap Growth Fund	657,355	147,026	23,185	781,196	6,483,928	11,034
MTB Mid Cap Stock Fund	155,779	65,919	25,475	196,223	3,233,748	--
MTB Mid Cap Growth Fund	102,309	32,669	17,100	117,878	1,939,087	--
MTB Small Cap Stock Fund	358,369	107,201	73,617	391,953	3,892,092	--
MTB Small Cap Growth Fund	97,322	22,511	29,705	90,128	1,932,338	--
MTB International Equity Fund	450,769	205,656	118,498	537,927	6,546,571	111,559

TOTAL						1,073,704

Aggressive Growth Fund:
MTB Prime Money Market Fund	665,723	6,888,006	6,658,880	894,849	894,849	25,886
MTB Short-Term Corporate Bond Fund	68,809	26,906	1,570	94,145	915,092	23,782
MTB U.S. Government Bond Fund	47,666	20,189	820	67,035	610,022	21,055
MTB Large Cap Value Fund	206,311	50,609	12,501	244,419	3,043,013	21,036
MTB Large Cap Stock Fund	647,095	203,494	1,268	849,321	7,295,670	103,016
MTB Large Cap Growth Fund	540,624	118,145	405	658,364	5,464,420	8,761
MTB Mid Cap Stock Fund	85,411	31,713	6,871	110,253	1,816,973	--
MTB Mid Cap Growth Fund	46,745	12,331	3,883	55,193	907,923	--
MTB Small Cap Stock Fund	272,898	70,584	37,508	305,974	3,038,324	--
MTB Small Cap Growth Fund	44,467	8,224	10,488	42,203	904,830	--
MTB International Equity Fund	370,725	130,279	47,644	453,360	5,517,387	88,485

TOTAL						292,021

Balanced Fund:
MTB Prime Money Market Fund	1,813,368	56,871,947	57,270,083	1,415,232	$1,415,232	$25,758
MTB Money Market Fund	--	13,724,691	13,724,691	--	--	5,594

TOTAL						31,352

Equity Income Fund:
MTB Prime Money Market Fund	711,910	22,863,120	22,750,266	824,764	824,764	25,008

Large Cap Value Fund:
MTB Prime Money Market Fund	5,263,181	39,834,343	41,165,891	3,931,633	3,931,633	203,938

Equity Index Fund:
MTB Prime Money Market Fund	176,015	15,110,711	15,286,726	--	--	10,896

Large Cap Stock Fund:
MTB Prime Money Market Fund	8,015,212	131,700,674	135,160,884	4,555,002	4,555,002	285,798
MTB Money Market Fund	--	5,000,000	5,000,000	--	--	3,273

TOTAL						289,071

Large Cap Growth Fund:
MTB Prime Money Market Fund	1,651,614	10,434,435	11,226,124	859,925	859,925	10,022
MTB Money Market Fund	6	--	6	--	--	3

TOTAL						10,025

Multi Cap Growth Fund:
MTB Prime Money Market Fund	1,218,316	35,825,338	36,271,298	772,356	772,356	40,719
MTB Money Market Fund	--	3,261,953	2,827,537	434,416	434,416	8,391

TOTAL						49,110

Mid Cap Stock Fund:
MTB Prime Money Market Fund	2,945,829	39,828,337	37,046,480	5,727,686	5,727,686	105,244

Mid Cap Growth Fund:
MTB Prime Money Market Fund	2,164,278	33,535,417	31,738,254	3,961,441	3,961,441	70,092
MTB Money Market Fund	2	--	--	2	2	--

TOTAL						70,092

Small Cap Stock Fund:
MTB Prime Money Market Fund	4,334,570	45,199,836	47,867,520	1,666,886	1,666,886	115,614

Small Cap Growth Fund:
MTB Prime Money Market Fund	1,258,819	121,133,203	115,191,624	7,200,398	7,200,398	193,007
MTB Money Market Fund	6,842,930	69,283,586	72,268,403	3,858,113	3,858,113	96,375

TOTAL						289,382

International Equity Fund:
MTB Prime Money Market	594,525	35,828,778	35,994,232	429,071	429,071	43,665

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2006, were as follows:

Fund Name	Purchases	Sales

Short Duration Government Bond Fund	$8,696,984	$35,591,220
Short-Term Corporate Bond Fund	50,674,586	49,159,562
U.S. Government Bond Fund	8,962,897	9,053,549
New York Municipal Bond Fund	61,335,273	49,365,259
Pennsylvania Municipal Bond Fund	17,946,451	39,772,259
Maryland Municipal Bond Fund	43,479,993	15,035,163
Virginia Municipal Bond Fund	1,088,670	3,753,080
Intermediate-Term Bond Fund	60,476,302	71,116,461
Conservative Growth Fund	5,925,243	1,942,892
Moderate Growth Fund	35,104,659	22,229,158
Aggressive Growth Fund	$6,750,775	$1,486,950
Income Fund	215,048,921	162,851,471
Balanced Fund	30,414,059	88,888,980
Equity Income Fund	64,036,728	88,822,818
Large Cap Value Fund	40,679,476	20,317,036
Equity Index Fund	18,548,370	44,101,750
Large Cap Stock Fund	176,252,851	282,179,670
Large Cap Growth Fund	32,896,482	37,451,877
Multi Cap Growth Fund	85,694,105	118,835,912
Mid Cap Stock Fund	75,371,022	88,062,976
Mid Cap Growth Fund	68,233,892	86,568,035
Small Cap Stock Fund	103,098,843	110,497,833
Small Cap Growth Fund	740,396,892	743,015,738
International Equity Fund	195,483,795	203,149,806

7. CONCENTRATION OF CREDIT RISK

Since New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2006, 31.0% for New York Municipal Bond Fund, 57.7% for Pennsylvania Municipal Bond Fund, 32.7% for Maryland Municipal Bond Fund and 34.9% for Virginia Municipal Bond Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 8.4% for New York Municipal Bond Fund, 23.1% for Pennsylvania Municipal Bond Fund, 10.5% for Maryland Municipal Bond Fund and 11.1% for Virginia Municipal Bond Fund.

International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At April 30, 2006, the diversification of industries in International Equity Fund was as follows:

Industry	Percentage of Net Assets

Aerospace & Defense	0.4%
Agriculture	1.0%
Airlines	0.6%
Apparel	0.7%
Auto Manufacturers	3.5%
Auto Parts & Equipment	1.8%
Banks	17.8%
Beverages	0.6%
Building Materials	1.2%
Chemicals	3.5%
Commercial Services	1.3%
Computers	0.9%
Cosmetics/Personal Care	0.1%
Distribution/Wholesale	1.1%
Diversified Financial Services	3.9%
Electric Utilities	3.6%
Electrical Components & Equipment	1.8%
Electronics	1.0%
Engineering & Construction	0.7%
Entertainment	0.2%
Food	2.5%
Forest Products & Paper	0.6%
Gas	0.2%
Hand/Machine Tools	1.7%
Health Care-Products	1.3%
Holding Companies-Diversified	1.5%
Home Builders	0.1%
Home Furnishings	0.9%
Household Products/Wares	0.6%
Insurance	5.8%
Iron/Steel	2.5%
Leisure Equipment & Products	0.5%
Lodging	0.3%
Machinery-Construction & Mining	0.4%
Machinery-Diversified	0.9%
Media	1.6%
Metal Fabricate/Hardware	0.7%
Mining	2.1%
Miscellaneous Manufacturing	0.5%
Office/Business Equipment	0.4%
Oil & Gas	8.7%
Oil & Gas Services	0.4%
Pharmaceuticals	5.4%
Real Estate	1.1%
Retail	2.4%
Semiconductors	1.2%
Software	0.9%
Telecommunications	6.5%
Textiles	0.2%
Transportation	0.5%
Water	0.5%

TOTAL	98.6%

8. LINE OF CREDIT

The Funds (except Conservative Growth Fund, Moderate Growth Fund and Aggressive Growth Fund) participated in a $10,000,000 unsecured, committed revolving line of credit (LOC) agreement with State Street Bank & Trust Company. The LOC is made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the year ended April 30, 2006.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended April 30, 2006, the amount of long-term capital gain designated by the Funds was as follows:

Fund Name

New York Municipal Bond Fund	$54,951
Maryland Municipal Bond Fund	285,947
Virginia Municipal Fund	228,211
Income Fund	554,810
Conservative Growth Fund	319,154
Moderate Growth Fund	3,209,416
Aggressive Growth Fund	1,774,117
Equity Income Fund	13,805,901
Large Cap Value Fund	6,803,538
Large Cap Stock Fund	25,261,478
Mid Cap Stock Fund	15,294,533
Mid Cap Growth Fund	9,863,184
Small Cap Stock Fund	14,025,590
Small Cap Growth Fund	440,336
International Equity Fund	16,984,625

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the period ended April 30, 2006, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Fund Name

Conservative Growth Fund	14.00%
Moderate Growth Fund	40.43%
Aggressive Growth Fund	90.15%
Balanced Fund	70.69%
Equity Income Fund	48.63%
Large Cap Value Fund	58.67%
Equity Index Fund	100.0%
Large Cap Stock Fund	100.0%
Large Cap Growth Fund	100.0%
Mid Cap Stock Fund	21.82%

For the year ended April 30, 2006, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name

Conservative Growth Fund	13.61%
Moderate Growth Fund	55.23%
Aggressive Growth Fund	100.00%
Balanced Fund	72.82%
Equity Income Fund	49.02%
Large Cap Value Fund	64.03%
Equity Index Fund	100.00%
Large Cap Stock Fund	100.00%
Large Cap Growth Fund	100.00%
Mid Cap Stock Fund	14.85%
International Equity Fund	47.33%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds will pass through to their shareholders credits of foreign taxes paid.

For the year ended April 30, 2006, International Equity Fund derived $3,629,650 of gross income from foreign sources and paid foreign taxes of $291,151.

At April 30, 2006, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax:

Fund Name

New York Municipal Bond Fund	99.99%
Pennsylvania Municipal Bond Fund	99.38%
Maryland Municipal Bond Fund	99.92%
Virginia Municipal Bond Fund	100.00%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities of the MTB Short Duration Government Bond Fund, MTB Short-Term Corporate Bond Fund, MTB U.S. Government Bond Fund, MTB New York Municipal Bond Fund, MTB Maryland Municipal Bond Fund, MTB Intermediate-Term Bond Fund, MTB Income Fund, MTB Managed Allocation Fund - Conservative Growth, MTB Managed Allocation Fund - Moderate Growth, MTB Managed Allocation Fund - Aggressive Growth, MTB Balanced Fund, MTB Equity Income Fund, MTB Equity Index Fund, MTB Large Cap Value Fund, MTB Large Cap Stock Fund, MTB Large Cap Growth Fund, MTB Multi Cap Growth Fund, MTB Mid Cap Stock Fund, MTB Mid Cap Growth Fund, MTB Small Cap Stock Fund, MTB Small Cap Growth Fund and MTB International Equity Fund (twenty-three of the Funds constituting the MTB Group of Funds) (the “Funds”) including the portfolios of investments as of April 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. We have also audited the accompanying statement of assets and liabilities of the MTB Virginia Municipal Bond Fund (successor to the FBR Virginia Tax-Free Portfolio) (also a Fund constituting the MTB Group of Funds) including the portfolio of investments as of April 30, 2006, and the related statements of operations, changes in net assets and financial highlights for the period from November 1, 2005 to April 30, 2006. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through the period ended April 30, 2003 for the MTB Short-Term Corporate Bond Fund, MTB Pennsylvania Municipal Bond Fund, MTB Maryland Municipal Bond Fund, MTB Intermediate-Term Bond Fund, MTB Income Fund, MTB Balanced Fund, MTB Equity Income Fund, MTB Equity Index Fund, MTB Large Cap Stock Fund, MTB Multi Cap Growth Fund, MTB Mid Cap Growth Fund, and MTB Small Cap Growth Fund were audited by other auditors whose report, dated June 16, 2003, expressed an unqualified opinion on those financial highlights. The statement of operations for the year ended October 31, 2005 and the statements of changes in net assets for the years ended October 31, 2005 and October 31, 2004 and financial highlights for each of the periods presented through the period ended October 31, 2005 for MTB Virginia Municipal Bond Fund were also audited by another independent registered public accounting firm whose report, dated December 2, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned MTB Group of Funds at April 30, 2006, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 12, 2006

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The Trust is comprised of 36 funds and is the only investment company in the Fund Complex. Unless otherwise noted, each Board member oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Mark J. Czarnecki† Manufacturers and Traders Trust Company One M&T Plaza Buffalo, NY 14203 Birth date: November 3, 1955 TRUSTEE Began serving: August 2000	Principal Occupations: Executive Vice President, Manufacturers and Traders Trust Company (“M&T Bank”), division head for M&T Bank’s investment group. Other Directorships Held: None

†Mark J. Czarnecki is “Interested” due to positions he holds with M&T Bank, the parent of the Funds’ advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia Roycroft Campus 21 South Grove Street, Suite 291 East Aurora, NY 14052 Birth date: July 20, 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupations: Chairman of the Board, HealthNow Systems, Inc. and HealthNow New York, Inc. (health care company).

Other Directorships Held: The Energy East Corp.; Community Foundation for Greater Buffalo.

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

John S. Cramer 4216 Jonathan Lane Harrisburg, PA 17110 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc. (health care company) since February 2006.

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Position: President Emeritus, Pinnacle Health Systems (health care).

Daniel R. Gernatt, Jr. Richardson & Taylor Hollow Roads Collins, NY Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CFO, Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

William H. Cowie, Jr. 1408 Ruxton Road Baltimore, MD Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: None Previous Position: Vice Chairman of Signet Banking Corp., since 1991.

Richard B. Seidel 770 Hedges Lane Strafford, PA Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupations: Chairman and Director (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None

Dr. Marguerite D. Hambleton 62 LaNoche Court Buffalo, NY Birth date: February 19, 1943 TRUSTEE Began serving: September 2005

Principal Occupations: Member, Catholic Hospital System; Chairman, Member, AAA Foundation for Traffic Safety; Chairman, AAA Foundation for Traffic Safety R&D Committee; Vice Chairman, New York State AAA; President, Buffalo Club Board.

Previous Positions: Chairman, Federal Reserve Board (Buffalo Branch); Board Member, Western New York Public Broadcasting; Trustee, Canisius College.

Other Directorships Held: None

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Charles L. Davis Federated Investors Tower Pittsburgh, PA Birth date: March 23, 1960 CHIEF EXECUTIVE OFFICER Began serving: December 2002

Principal Occupations: Director of Mutual Fund Services, Federated Services Company; Director of Sales Administration, Federated Securities Corp.; President, Edgewood Services, Inc.; and President, Southpointe Distribution Services, Inc.

Previous Positions: Director of Business Development, Federated Services Company; Business Manager, Mutual Fund Services, Federated Services Company; Director of Investor Relations, MNC Financial, Inc.; and Vice President, Maryland National Bank.

Carl W. Jordan One M&T Plaza Buffalo, NY Birth date: January 2, 1955 PRESIDENT Began serving: May 2001	Principal Occupations: Senior Vice President, M&T Bank, 2001-Present; Administrative Vice President, M&T Bank, 1995-2001.

Todd E. Richards 100 East Pratt Street Baltimore, MD Birth date: August 5, 1948 VICE PRESIDENT Began serving: March 2006

Principal Occupations: Vice President, M&T Bank, 2000-Present; Vice President, Director of Product and Distribution, M&T Securities, since January 2006.

Previous Position: President, Keystone Brokerage.

Philip R. Carbone 100 East Pratt Street, 15th floor Baltimore, MD Birth date: July 27, 1954 VICE PRESIDENT Began serving: September 2003

Principal Occupations: Vice President, Director of Distribution for Proprietary Products, M&T Securities, since 2003; Manager, Vision Shareholder Services and Discount Brokerage, 1998-2002.

Previous Position: Regional Sales Manager, M&T Securities, Inc., 1995-1998.

Scot A. Millen 100 East Pratt Street, 15th floor Baltimore, MD Birth date: February 22, 1969 VICE PRESIDENT Began serving: September 2003	Principal Occupations: Vice President, Product Manager, M&T Securities, since 2002; Executive Associate, M&T Investment Group, 2001-2002; Summer Associate, M&T Investment Group, 2000.

Judy Mackin Federated Investors Tower Pittsburgh, PA Birth date: May 30, 1960 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: March 2005	Principal Occupation: Vice President, Mutual Fund Services Division, Federated Services Company.

Richard N. Paddock Federated Investors Tower Pittsburgh, PA Birth date: October 25, 1963TREASURER Began serving: January 2006	Principal Occupation: Vice President, Federated Administrative Services.

Thomas R. Rus 100 E. Pratt Street, 17th floor Baltimore, MD Birth date: October 11, 1959 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupation: Chief Compliance Officer, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Vice President and Associate Counsel, M&T Bank 2003-2004; Vice President and Trust Counsel, Allfirst Financial, Inc., 1995-2003.

Steven A. Friedman Federated Investors Tower Pittsburgh, PA Birth date: May 12, 1950 AML COMPLIANCE OFFICER Began serving: December 2002

Principal Occupation: Compliance Officer, Federated Services Company, Federated Securities Corp. and Edgewood Services, Inc.

Previous Positions: Senior Vice President, Compliance Officer and Bank Secrecy Officer, Parkvale Bank.

C. Grant Anderson Federated Investors Tower Pittsburgh, PA Birth date: November 6, 1940 SECRETARY Began serving: December 2000	Principal Occupation: Counsel, Reed Smith LLP (since October 2002). Previous Positions: Corporate Counsel, Federated Investors, Inc.; Vice President, Federated Services Company.

Victor R. Siclari
Federated Investors Tower
Pittsburgh, PA
Birth date: November 17, 1961
ASSISTANT SECRETARY
Began serving: May 2000; Secretary from
August 11, 1995 to May 11, 2000; Assistant
Secretary from May 11, 2000 to present.

Principal Occupation: Partner, Reed Smith LLP (since October 2002). Previous Positions: Senior Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Funds’ website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link to Form N-PX. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Funds & Performance” section of the MTB Funds’ website at www.mtbfunds.com by clicking “Fund Holdings” and selecting the name of the Fund.

[Logo of MTB GROUP OF FUNDS]

Investment Advisor

MTB Investment Advisors, Inc.
100 E. Pratt Street
17th Floor
Baltimore, MD 21202

Distributor

Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Co-Administrator

M&T Securities, Inc.
One M&T Plaza
Buffalo, NY 14203

Co-Administrator

Federated Services Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Sub-Advisors to
MTB International Equity Fund

LSV Asset Management
1 North Wacker Drive
Suite 4000
Chicago, IL 60606

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Center
Boston, MA 02111-2900

Hansberger Global Investors, Inc.
401 East Las Olas Blvd.
Suite 1700
Fort Lauderdale, FL 33301

Sub-Advisors to
MTB Small Cap Stock Fund

LSV Asset Management
1 North Wacker Drive
Suite 4000
Chicago, IL 60606

Mazama Capital Management, Inc.
One SW Columbia Street
Suite 1500
Portland, OR 97258

Sub-Advisor to
MTB Mid Cap Stock Fund

LSV Asset Management
1 North Wacker Drive
Suite 4000
Chicago, IL 60606

Sub-Advisor to
MTB Equity Income Fund

DePrince, Race & Zollo, Inc.
250 Park Avenue South
Suite 250
Winter Park, FL 32789

Sub-Advisor to
MTB Large Cap Value Fund

NWQ Investment Management Company LLC
2049 Century Park East
Los Angeles, CA 90067

Transfer Agent and Dividend
Disbursing Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

Custodian and Fund Accountant

State Street Corporation
P.O. Box 8609
Boston, MA 02266-8609

Independent Registered Public
Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.
Since we are required by law to send an Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

33048 (6/06)

[Logo of MTB Group of Funds]

1-800-836-2211 / mtbfunds.com

MTB FUNDS
100 EAST PRATT STREET, 15TH FLOOR
BALTIMORE, MD 21202

MTB-AR-010-0606

[Logo MTB GROUP OF FUNDS]

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: April 30, 2006

MTB Fund

U.S. Treasury Money Market Fund
U.S. Government
Money Market Fund
Tax-Free Money Market Fund
Money Market Fund
Prime Money Market Fund
New York Tax-Free
Money Market Fund
Pennsylvania Tax-Free
Money Market Fund

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period; and for U.S. Treasury Money Market Fund Class A Shares, Money Market Fund Class A Shares and New York Tax-Free Money Market Fund Class A Shares to estimate the expenses that you would have incurred if their current expense ratios had been in effect throughout the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (and current expense ratios for U.S. Treasury Money Market Fund Class A Shares, Money Market Fund Class A Shares and New York Tax-Free Money Market Fund Class A Shares) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/2005	Ending Account Value 4/30/2006	Expenses Paid During Period[1]
U.S. TREASURY MONEY MARKET FUND
Actual
Class A Shares	$ 1,000	$ 1,016.60	$ 4.05
Class S Shares	$ 1,000	$ 1,016.50	$ 4.20
Institutional I Shares	$ 1,000	$ 1,018.20	$ 2.45
Institutional II Shares	$ 1,000	$ 1,017.50	$ 3.10
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.78	$ 4.06
Class S Shares	$ 1,000	$ 1,020.63	$ 4.21
Institutional I Shares	$ 1,000	$ 1,022.36	$ 2.46
Institutional II Shares	$ 1,000	$ 1,021.72	$ 3.11
U.S. GOVERNMENT MONEY MARKET FUND
Actual
Class A Shares	$ 1,000	$ 1,017.40	$ 4.25
Institutional I Shares	$ 1,000	$ 1,019.40	$ 2.15
Institutional II Shares	$ 1,000	$ 1,019.10	$ 2.50
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.58	$ 4.26
Institutional I Shares	$ 1,000	$ 1,022.66	$ 2.16
Institutional II Shares	$ 1,000	$ 1,022.32	$ 2.51
TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$ 1,000	$ 1,011.10	$ 3.84
Institutional I Shares	$ 1,000	$ 1,013.00	$ 1.95
Institutional II Shares	$ 1,000	$ 1,012.40	$ 2.54
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.98	$ 3.86
Institutional I Shares	$ 1,000	$ 1,022.86	$ 1.96
Institutional II Shares	$ 1,000	$ 1,022.27	$ 2.56
MONEY MARKET FUND
Actual
Class A Shares	$ 1,000	$ 1,017.60	$ 4.30
Class B Shares	$ 1,000	$ 1,016.50	$ 5.40
Class S Shares	$ 1,000	$ 1,017.40	$ 4.55
Institutional Shares	$ 1,000	$ 1,018.90	$ 3.00
Institutional I Shares	$ 1,000	$ 1,019.90	$ 2.05
Institutional II Shares	$ 1,000	$ 1,019.40	$ 2.40
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.53	$ 4.31
Class B Shares	$ 1,000	$ 1,019.44	$ 5.41
Class S Shares	$ 1,000	$ 1,020.28	$ 4.56
Institutional Shares	$ 1,000	$ 1,021.82	$ 3.01
Institutional I Shares	$ 1,000	$ 1,022.76	$ 2.06
Institutional II Shares	$ 1,000	$ 1,022.41	$ 2.41
PRIME MONEY MARKET FUND
Actual
Institutional Shares	$ 1,000	$ 1,019.70	$ 2.20
Hypothetical (assuming a 5% return before expenses)
Institutional Shares	$ 1,000	$ 1,022.61	$ 2.21
NEW YORK TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$ 1,000	$ 1,011.30	$ 3.64
Institutional I Shares	$ 1,000	$ 1,012.50	$ 2.49
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,021.17	$ 3.66
Institutional I Shares	$ 1,000	$ 1,022.32	$ 2.51
PENNSYLVANIA TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$ 1,000	$ 1,011.00	$ 4.14
Institutional I Shares	$ 1,000	$ 1,012.30	$ 2.89
Institutional II Shares	$ 1,000	$ 1,012.20	$ 2.74
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,020.68	$ 4.16
Institutional I Shares	$ 1,000	$ 1,021.92	$ 2.91
Institutional II Shares	$ 1,000	$ 1,022.07	$ 2.76

(1) Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

U.S. TREASURY MONEY MARKET FUND
Class A Shares	0.81%
Class S Shares	0.84%
Institutional I Shares	0.49%
Institutional II Shares	0.62%
U.S. GOVERNMENT MONEY MARKET FUND
Class A Shares	0.85%
Institutional I Shares	0.43%
Institutional II Shares	0.50%
TAX-FREE MONEY MARKET FUND
Class A Shares	0.77%
Institutional I Shares	0.39%
Institutional II Shares	0.51%
MONEY MARKET FUND
Class A Shares	0.86%
Class B Shares	1.08%
Class S Shares	0.91%
Institutional Shares	0.60%
Institutional I Shares	0.41%
Institutional II Shares	0.48%
PRIME MONEY MARKET FUND
Institutional Shares	0.44%
NEW YORK TAX-FREE MONEY MARKET FUND
Class A Shares	0.73%
Institutional I Shares	0.50%
PENNSYLVANIA TAX-FREE MONEY MARKET FUND
Class A Shares	0.83%
Institutional I Shares	0.58%
Institutional II Shares	0.55%

	Beginning Account Value 11/1/2005	Ending Account Value 4/30/2006	Expenses Paid During Period[2]
U.S. TREASURY MONEY MARKET FUND
Actual
Class A Shares	$ 1,000	$ 1,016.60	$ 3.20
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,021.62	$ 3.21
MONEY MARKET FUND
Actual
Class A Shares	$ 1,000	$ 1,017.60	$ 2.30
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,022.51	$ 2.31
NEW YORK TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$ 1,000	$ 1,011.30	$ 3.44
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$ 1,000	$ 1,021.37	$ 3.46

(2) Expenses are equal to the Fund’s annualized current net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect expenses paid using the current fees as if they had been in effect throughout the most recent one-half year period). The annualized current net expense ratios are as follows:

U.S. TREASURY MONEY MARKET FUND
Class A Shares	0.64%
MONEY MARKET FUND
Class A Shares	0.46%
NEW YORK TAX-FREE MONEY MARKET FUND
Class A Shares	0.69%

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Treasury Money Market Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

U.S. Treasury Securities	50.8%

Cash Equivalents[1]	49.4%

Other Assets and Liabilities - Net[2]	(0.2)%

TOTAL	100%

(1) Cash Equivalents includes investments in money market mutual funds and any investments in overnight repurchase agreements.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value
U.S. TREASURY -- 50.8%
U.S. TREASURY BILLS -- 36.6%
United States Treasury Bills, 4.085% - 4.705%, 5/4/2006 - 10/12/2006	$325,000,000	$322,015,878

U.S. TREASURY NOTES -- 14.2%
United States Treasury Notes, 2.500% - 2.750%, 5/31/2006 -- 7/31/2006	125,000,000	124,761,728

TOTAL U.S. TREASURY		$446,777,606

REPURCHASE AGREEMENTS -- 49.4%
Interest in $200,000,000 repurchase agreement 4.680%, dated 4/28/2006 under which Chase Securities, Inc., will repurchase U.S. Treasury securities with various maturities to 8/15/2008 for $200,078,000 on 5/1/2006. The market value of the underlying securities at the end of the period was $204,000,298.	$200,000,000	$200,000,000
Interest in $100,000,000 repurchase agreement 4.650%, dated 4/28/2006 under which Morgan Stanley & Co., Inc., will repurchase U.S. Treasury securities with various maturities to 8/15/2007 for $100,038,750 on 5/1/2006. The market value of the underlying securities at the end of the period was $102,006,664.	100,000,000	100,000,000
Interest in $135,187,000 repurchase agreement 4.400%, dated 4/28/2006 under which State Street Corp., will repurchase a U.S. Treasury security with a maturity of 8/15/2008 for $135,236,569 on 5/1/2006. The market value of the underlying security at the end of the period was $137,892,988.	135,187,000	135,187,000

TOTAL REPURCHASE AGREEMENTS		$435,187,000

TOTAL INVESTMENTS -- 100.2% (AT AMORTIZED COST)		$881,964,606

OTHER ASSETS AND LIABILITIES -- NET -- (0.2)%		$(1,517,928)

TOTAL NET ASSETS -- 100%		$880,446,678

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Money Market Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

U.S. Government Agency Securities	76.8%

Cash Equivalents[1]	23.4%

Other Assets and Liabilities - Net[2]	(0.2)%

TOTAL	100%

(1) Cash Equivalents includes investments in money market mutual funds and any investments in overnight repurchase agreements.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description		Principal Amount	Value
GOVERNMENT AGENCIES -- 76.8%
	FEDERAL FARM CREDIT SYSTEM -- 14.0%
[1]	Floating Rate Notes, 4.706% - 4.813%, 5/1/2006 - 5/20/2006	$300,000,000	$299,986,143

	FEDERAL HOME LOAN BANK -- 22.2%
[2]	Discount Notes, 4.490% - 4.650%, 5/3/2006 - 5/9/2006	375,000,000	374,671,292
[1]	Floating Rate Notes, 4.790%, 6/15/2006	100,000,000	99,977,838

	TOTAL FEDERAL HOME LOAN BANK		$474,649,130

	FEDERAL HOME LOAN MORTGAGE CORPORATION -- 26.6%
[2]	Discount Notes, 4.410% - 4.880%, 5/30/2006 - 12/1/2006	578,000,000	568,298,450
	FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.0%
[2]	Discount Notes, 4.360% - 4.430%, 5/8/2006 - 7/10/2006	250,000,000	248,623,139
	4.000%, 8/22/2006	50,000,000	49,994,350

	TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$298,617,489

TOTAL GOVERNMENT AGENCIES			$1,641,551,212

REPURCHASE AGREEMENTS -- 23.4%
	Interest in $400,000,000 repurchase agreement 4.680%, dated 4/28/2006, under which Chase Securities, Inc. will repurchase U.S. Treasury securities with various maturities to 02/15/2011 for $400,156,000 at 5/1/2006. The market value of the underlying securities at the end of the period was $407,999,195.	$400,000,000	$400,000,000
	Interest in $100,341,000 repurchase agreement 4.400%, dated 4/28/2006, under which State Street Corp. will repurchase U.S. Treasury securities with various maturities to 6/15/2009 for $100,377,792 at 5/1/2006. The market value of the underlying securities at the end of the period was $102,352,183.	100,341,000	100,341,000

TOTAL REPURCHASE AGREEMENTS			$500,341,000

TOTAL INVESTMENTS -- 100.2% (AT AMORTIZED COST)			$2,141,892,212

OTHER ASSETS AND LIABILITIES -- NET -- (0.2)%			$(5,726,620)

TOTAL NET ASSETS -- 100%			$2,136,165,592

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Tax-Free Money Market Fund

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

General Obligation	19.7%

Development	12.5%

Medical	12.0%

General	10.5%

Transportation	10.3%

Utilities	10.0%

Higher Education	8.6%

Nursing Homes	4.2%

Education	3.5%

School District	3.3%

Bond Bank	2.6%

Multifamily Housing	1.3%

Pollution	0.9%

Other Assets & Liabilities - Net [2]	0.6%

TOTAL	100%

(1) Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value
3SHORT-TERM MUNICIPALS -- 99.4%
ALABAMA -- 1.8%
Mobile, AL, IDB Dock & Wharf, Revenue Bonds Weekly VRDNs, (Wachovia LOC), 3.800%, 5/3/2006	$2,260,000	$2,260,000

ALASKA -- 2.8%
Valdez, AK, Marine Terminal, Revenue Bonds Daily VRDNs (Exxon Mobil Corp.), 3.770%, 5/1/2006	3,400,000	3,400,000

COLORADO -- 4.1%
Colorado Springs, CO, Utility System, Lien -- (Series A), Weekly VRDNs (Dexia Credit Local LIQ), 3.800%, 5/4/2006	5,000,000	5,000,000

FLORIDA -- 2.8%
Tampa, FL, Occupational License Tax Weekly VRDNs (FGIC INS)/(FGIC Securities Purchase, Inc. LIQ), 3.780%, 5/3/2006	3,500,000	3,500,000

GEORGIA -- 1.3%
DeKalb County, GA, MFH Authority, Winterscreek Apts Weekly VRDNs (FNMA COL), 3.830%, 5/3/2006	1,600,000	1,600,000

ILLINOIS -- 4.1%
Cook County, IL, GO UT, 5.875% Bonds (United States Treasury PRF 11/15/2006@101), 11/15/2022	5,000,000	5,114,222

INDIANA -- 6.3%
Elkhart County, IN, Hubbard Hill Estates Weekly VRDNs (Fifth Third Bank INV), 3.820%, 5/5/2006	$1,915,000	$1,915,000
Indiana State Educational Facilities Authority, St Josephs Weekly VRDNs (Fifth Third Bank LOC), 3.810%, 5/4/2006	4,300,000	4,300,000
Indianapolis, IN, Local Public Improvement Bond Bank, 3.620% CP, Mandatory Tender 8/9/2006	1,552,000	1,552,000

TOTAL INDIANA		$7,767,000

MAINE -- 2.6%
Maine Municipal Bond Bank, (Series B), 5.850% Bonds (United States Treasury PRF 11/1/2006@102), 11/1/2013	3,125,000	3,224,850

MARYLAND -- 0.9%
Maryland State Health & Higher Educational Facilities Authority Weekly VRDNs (Bank of America N.A. LIQ), 3.780%, 5/4/2006	1,094,000	1,094,000

MASSACHUSETTS -- 0.8%
Massachusetts HEFA, Revenue Bonds Daily VRDNs, (MBIA Insurance Corp. INS)/(State Street Bank LIQ),3.600%, 5/1/2006	1,005,000	1,005,000

MONTANA -- 0.8%
Montana State Health Facilities Authority, Revenue Bond Weekly VRDNs (FGIC INS)/(Wells Fargo LIQ), 3.800%, 5/4/2006	$1,000,000	$1,000,000

NEW JERSEY -- 1.9%
New Jersey State, GO UT, Weekly VRDNs, (JP Morgan LIQ), 3.870%, 5/3/2006	2,400,000	2,400,000

NEW YORK -- 21.2%
Albany, NY, IDA, (Series 2001C: Empire Commons North), Weekly VRDNs (University at Albany Foundation Student Housing Corp.)/(AMBAC INS)/(Key Bank, N.A. SA), 3.840%, 5/4/2006	1,540,000	1,540,000
Ardsley, NY, Union Free School District, 3.750% Bonds (State Aid Withholding LOC), 6/16/2006	2,000,000	2,002,649
Nassau County, NY, 4.250% Bonds, 10/31/2006	5,000,000	5,024,893
New York City, NY, Municipal Water Finance Authority, (Series 2001 F-1) Daily VRDNs (Dexia Credit Local LIQ), 3.770%, 5/1/2006	1,000,000	1,000,000
New York City, NY, Transitional Finance Authority, (Series A-1), 4.500% Bonds, 11/1/2006	5,000,000	5,033,437
New York City, NY, (1994 Series H-4), Weekly VRDNs (AMBAC INS)/(Kredietbank NV SA), 3.800%, 5/3/2006	1,200,000	1,200,000
Ontario County, NY, Industrial Development Agency, (Series 2003A), Weekly VRDNs (Frederick Ferris Thompson Hospital)/(Key Bank, N.A. LOC), 3.800%, 5/3/2006	3,500,000	3,500,000
Triborough Bridge & Tunnel Authority, NY, (Series 2001C), Weekly VRDNs (Bayerische Landesbank LIQ)/(AMBAC INS), 3.760%, 5/3/2006	3,000,000	3,000,000
Triborough Bridge & Tunnel Authority, NY, Subordinate Revenue Bonds (Series 2000A), Weekly VRDNs (FSA INS)/(J.P. Morgan Chase Bank, N.A. LIQ), 3.770%, 5/3/2006	1,220,000	1,220,000
Triborough Bridge & Tunnel Authority, NY, Subordinate Revenue Bonds (Series 2000D), Weekly VRDNs (FSA INS)/(Lloyds TSB Bank PLC, London LIQ), 3.760%, 5/3/2006	2,635,000	2,635,000

TOTAL NEW YORK		$26,155,979

NORTH CAROLINA -- 5.5%
Durham, NC, Water & Sewer Utility System, Refunding Revenue Bonds Weekly VRDNs (Wachovia Bank N.A. LIQ), 3.870%, 5/3/2006	1,800,000	1,800,000
Wake County, NC, (Series 2004A), Weekly VRDNs (Landesbank Hessen-Thueringen (GTD) LIQ), 3.800%, 5/4/2006	5,000,000	5,000,000

TOTAL NORTH CAROLINA		$6,800,000

PENNSYLVANIA -- 30.7%
Allegheny County, PA, HDA, Variable Rate Demand Hospital Revenue Bonds (Series B), 3.580% TOBs (South Hills Health System)/(PNC Bank, N.A. LOC) Mandatory Tender 4/1/2007	$2,115,000	$2,115,000
Allegheny County, PA, Higher Education Building Authority, (Series 1998) Daily VRDNs (Carnegie Mellon University)/(Landesbank Hessen-Thueringen (GTD) SA), 3.780%, 5/1/2006	4,150,000	4,150,000
Allegheny County, PA, IDA, Weekly VRDNs (Western PA Humane Society)/(National City Bank, Pennsylvania LOC), 3.920%, 5/4/2006	855,000	855,000
Allentown, PA, Commercial and IDA, (Series 1999) Daily VRDNs (Diocese of Allentown)/(Wachovia Bank N.A. LOC), 3.780%, 5/1/2006	2,000,000	2,000,000
Beaver County, PA, IDA, Refunding Revenue Bonds Weekly VRDNs, (Atlantic Richfield PROJ. OBG) 3.820%, 5/3/2006	1,100,000	1,100,000
Chester County, PA, IDA, (Series 2001) Daily VRDNs (Archdiocese of Philadelphia)/(Wachovia Bank N.A. LOC), 3.780%, 5/1/2006	1,850,000	1,850,000
Cumberland County, PA, Municipal Authority, (Series 2003-B), Weekly VRDNs (Presbyterian Homes, Inc.)/(KBC Bank N.V. LOC), 3.800%, 5/4/2006	3,440,000	3,440,000
Delaware County, PA, Authority, 6.000% Bonds (Connie Lee LOC)/(United States Treasury PRF 12/1/2006@101), 6/1/2011	1,750,000	1,792,838
Emmaus, PA, General Authority, (Series A), Weekly VRDNs (FSA INS)/(Wachovia Bank NA LIQ), 3.830%, 5/4/2006	2,600,000	2,600,000
Lancaster County, PA, Hospital Authority, Refunding Revenue Bonds Weekly VRDNs (AMBAC INS)/(PNC Bank NA LIQ), 3.800%, 5/3/2006	2,310,000	2,310,000
Montgomery County, PA, IDA, 3.500% CP, Mandatory Tender 8/3/2006	2,000,000	2,000,000
Pennsylvania State Higher Education Facilities Authority, (Series 2002B), Weekly VRDNs (Drexel University)/(Landesbank Hessen-Thueringen (GTD) LOC), 3.800%, 5/4/2006	100,000	100,000
Pennsylvania State Higher Education Facilities Authority, (Series I-4), Weekly VRDNs (Messiah College)/(PNC Bank, N.A. LOC), 3.830%, 5/4/2006	1,575,000	1,575,000
Pennsylvania State Turnpike Commission, (Series Q) Daily VRDNs (Westdeutsche Landesbank Girozentrale/Bayerische Landesbank, Landesbank Baden-Württemberg LIQ), 3.780%, 5/1/2006	3,000,000	3,000,000
Philadelphia, PA, Gas Works, (Series A-2), Weekly VRDNs (Bank of Nova Scotia and J.P. Morgan Chase Bank, N.A. LOCs), 3.830%, 5/4/2006	2,500,000	2,500,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority, (Series 2004), Weekly VRDNs (Philadelphia Protestant Home)/(Bank of America N.A. LOC), 3.800%, 5/4/2006	3,260,000	3,260,000
University of Pittsburgh, (Series 2000A), Weekly VRDNs (GO of University LOC)/(DEPFA Bank LLC LIQ), 3.820%, 5/3/2006	$3,300,000	$3,300,000

TOTAL PENNSYLVANIA		$37,947,838

TEXAS -- 7.0%
Arlington, TX, Independent School District, 5.000% Bonds (United States Treasury PRF 2/15/2007@100), 2/15/2015	2,000,000	2,025,109
Houston, TX, Water & Sewer System, Junior Lien Refunding Revenue Bonds (Series A), 5.250% Bonds (United States Treasury PRF 12/1/2006@101), 12/1/2025	2,000,000	2,040,286
Port Arthur Navigation District, TX, IDC, Refunding Revenue Bonds Daily VRDNs,(Texaco Inc.-OBG), 3.790%, 5/1/2006	600,000	600,000
Texas State, (Series 2005), 4.500% TRANs, 8/31/2006	4,000,000	4,020,030

TOTAL TEXAS		$8,685,425

UTAH -- 1.5%
Emery County, UT, PCRB (Series 1991), Weekly VRDNs (Pacificorp)/(BNP Paribas Securities Corp. LOC), 3.830%, 5/3/2006	$1,800,000	$1,800,000

VERMONT -- 3.3%
Vermont Educational and Health Buildings Financing Agency, VHA New England (Series C), Weekly VRDNs (AMBAC INS), 3.860%, 5/3/2006	1,000,000	1,000,000
Vermont Educational and Health Buildings Financing Agency, VHA New England (Series E), Weekly VRDNs (AMBAC INS), 3.860%, 5/3/2006	3,100,000	3,100,000

TOTAL VERMONT		$4,100,000

TOTAL INVESTMENTS -- 99.4% (AT AMORTIZED COST)		$122,854,314

OTHER ASSETS AND LIABILITIES -- NET -- 0.6%		$712,666

TOTAL NET ASSETS -- 100%		$123,566,980

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Money Market Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

Commercial Paper	66.6%

U.S. Government Agency Securities	16.9%

Certificate of Deposit	4.6%

Notes - Variable	4.6%

Cash Equivalents[1]	7.6%

Other Assets and Liabilities - Net[2]	(0.3)%

TOTAL	100%

(1) Cash Equivalents includes investments in money market mutual funds and any investments in overnight repurchase agreements.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value
CERTIFICATE OF DEPOSIT -- 4.6%
COMMERCIAL BANKS -- 4.6%
Wells Fargo & Co., 4.770%, 5/5/2006	$84,500,000	$84,500,000

2COMMERCIAL PAPER -- 66.6%
ASSET BACKED -- 9.1%
[4] CRC Funding LLC, 4.850%, 6/8/2006	85,000,000	84,564,847
Falcon Asset Securitization Corp., 4.929%, 5/26/2006	85,500,000	85,208,469

TOTAL ASSET BACKED		$169,773,316

CONSUMER FINANCE -- 13.4%
American General Finance Corp., 4.830%, 6/5/2006	75,000,000	74,647,813
Dexia Delaware LLC, 4.890%, 7/10/2006	85,000,000	84,191,792
HSBC Finance Corp., 4.740%, 5/1/2006	90,000,000	90,000,000

TOTAL CONSUMER FINANCE		$248,839,605

DIVERSIFIED FINANCIAL SERVICES -- 11.9%
CIT Group, Inc., 5.010%, 9/1/2006	44,347,000	43,587,890
Citigroup Funding, Inc., 4.920%, 8/28/2006	92,000,000	90,503,773
General Electric Capital Services, 4.490%, 8/2/2006	87,500,000	86,485,073

TOTAL DIVERSIFIED FINANCIAL SERVICES		$220,576,736

INSURANCE -- 9.5%
AIG Funding, Inc., 4.790%, 5/22/2006	90,000,000	89,748,525
Prudential Funding LLC, 4.720%, 5/15/2006	87,000,000	86,840,307

TOTAL INSURANCE		$176,588,832

MEDIA -- 4.6%
Gannett Co., Inc., 4.843%, 5/16/2006	$85,500,000	$85,327,931

OIL GAS & CONSUMABLE FUELS -- 4.6%
Chevron Corp., 4.749%, 5/12/2006	85,000,000	84,876,892

PERSONAL CREDIT -- 4.5%
American Express Credit Corp., 4.840%, 6/21/2006	85,000,000	84,417,183

FINANCE AUTOMOTIVE -- 4.5%
FCAR Auto Loan Trust, A1/P1 Series, 5.060%, 10/16/2006	85,000,000	82,992,867

FINANCE SECURITIES -- 4.5%
[4] Sigma Finance, Inc., (Guaranteed by Sigma Finance Corp.), 4.540%, 7/11/2006	85,000,000	84,238,919

TOTAL COMMERCIAL PAPER		$1,237,632,281

GOVERNMENT AGENCIES -- 16.9%
DIVERSIFIED FINANCIAL SERVICES -- 4.3%
Federal Farm Credit System, 4.789%, 8/21/2006	80,000,000	79,995,086

THRIFTS & MORTGAGE FINANCE -- 12.6%
Federal Home Loan Mortgage Corp., 4.500%, 5/30/2006	150,000,000	149,456,250
FNMA, 4.000%, 8/22/2006	85,000,000	84,990,395

TOTAL THRIFTS & MORTGAGE FINANCE		$234,446,645

TOTAL GOVERNMENT AGENCIES		$314,441,731

1NOTES - VARIABLE -- 4.6%
ASSET BACKED -- 0.0%
Bob Sumerel Tire Co., Inc., 5.000%, 5/4/2006	$155,000	$155,000

CAPITAL MARKETS -- 4.6%
Morgan Stanley, Dean Witter, 4.860%, 5/1/2006	86,000,000	86,000,000

DIVERSIFIED FINANCIAL SERVICES -- 0.0%
Capital One Funding Corp., Series 1996-H, (JP Morgan Chase Bank, N.A. LOC), 4.900%, 5/4/2006	506,000	506,000

TOTAL NOTES - VARIABLE		$86,661,000

REPURCHASE AGREEMENT -- 7.6%
Interest in $140,365,000 repurchase agreement 4.400%, dated 4/28/2006 under which State Street Corp. will repurchase U.S. Treasury securities with various maturities to 11/15/2012 for $140,686,566 on 5/1/2006. The market value of the underlying securities at the end of the period was $143,449,813.	$140,635,000	$140,635,000

TOTAL INVESTMENTS -- 100.3% (AT AMORTIZED COST)		$1,863,870,012

OTHER ASSETS AND LIABILITIES -- NET -- (0.3)%		$(4,649,089)

TOTAL NET ASSETS -- 100%		$1,859,220,923

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Prime Money Market Fund

At April 30, 2006, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

Commercial Paper	65.1%

U.S. Government Agency Securities	15.9%

Certificate of Deposit	4.9%

Notes - Variable	4.5%

Cash Equivalents[1]	9.8%

Other Assets and Liabilities - Net[2]	(0.2)%

TOTAL	100.0%

(1) Cash Equivalents includes investments in money market mutual funds and any investments in overnight repurchase agreements.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value
CERTIFICATE OF DEPOSIT -- 4.9%
COMMERCIAL BANKS -- 4.9%
Wells Fargo & Co., 4.770%, 5/5/2006	$15,500,000	$15,500,000

2COMMERCIAL PAPER -- 65.1%
ASSET BACKED -- 6.2%
[4] CRC Funding LLC, 4.850%, 6/8/2006	5,000,000	4,974,403
Falcon Asset Securitization Corp., 4.910%, 5/26/2006	14,500,000	14,450,559

TOTAL ASSET BACKED		$19,424,962

CONSUMER FINANCE -- 14.4%
American General Finance Corp., 4.830%, 6/5/2006	15,000,000	14,929,562
Dexia Delaware LLC, 4.890%, 7/10/2006	15,000,000	14,857,375
HSBC Finance Corp., 4.740%, 5/1/2006	15,500,000	15,500,000

TOTAL CONSUMER FINANCE		$45,286,937

DIVERSIFIED FINANCIAL SERVICES -- 11.5%
Citigroup Funding, Inc., 5.023%, 8/28/2006	16,000,000	15,739,787
CIT Group, Inc., 5.110%, 9/1/2006	8,000,000	7,863,060
General Electric Capital Services, 4.490%, 8/2/2006	12,500,000	12,355,010

TOTAL DIVERSIFIED FINANCIAL SERVICES		$35,957,857

FINANCE AUTOMOTIVE -- 4.7%
FCAR Auto Loan Trust, (A1/P1 Series), 5.060%, 10/16/2006	15,000,000	14,645,800

FINANCIAL SERVICES -- 4.7%
[4] Sigma Finance, Inc., (Sigma Finance Corp. GTD), 4.540%, 7/11/2006	15,000,000	14,865,692

INSURANCE -- 9.5%
AIG Funding, Inc., 4.821%, 5/22/2006	$15,000,000	$14,958,087
Prudential Funding LLC, 4.720%, 5/15/2006	15,000,000	14,972,467

TOTAL INSURANCE		$29,930,554

MEDIA -- 4.6%
Gannett Co., Inc., 4.830%, 5/16/2006	14,500,000	14,470,819

OIL & GAS PRODUCTS -- 4.8%
Chevron Corp., 4.740%, 5/12/2006	15,000,000	14,978,275

PERSONAL CREDIT -- 4.7%
American Express Credit Corp., 4.840%, 6/21/2006	15,000,000	14,897,150

TOTAL COMMERCIAL PAPER		$204,458,046

GOVERNMENT AGENCIES -- 15.9%
FEDERAL FARM CREDIT SYSTEM -- 6.4%
4.789%, 8/21/2006	20,000,000	19,998,772

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 4.7%
4.500%, 5/30/2006	15,000,000	14,945,625

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.8%
4.000%, 8/22/2006	15,000,000	14,998,305

TOTAL GOVERNMENT AGENCIES		$49,942,702

1NOTES - VARIABLE -- 4.5%
CAPITAL MARKETS -- 4.5%
Morgan Stanley, Dean Witter, 4.860%, 5/1/2006	$14,000,000	$14,000,000

REPURCHASE AGREEMENT -- 9.8%
Interest in $30,660,000 repurchase agreement 4.400%, dated 4/28/2006 under which State Street Corp. will repurchase a U.S. Treasury security with a maturity of 11/15/2012 for $30,671,242 on 5/1/2006. The market value of the underlying security at the end of the period was $31,276,438.	$30,660,000	$30,660,000

TOTAL INVESTMENTS -- 100.2% (AT AMORTIZED COST)		$314,560,748

OTHER ASSETS AND LIABILITIES -- NET -- (0.2)%		$(663,512)

TOTAL NET ASSETS -- 100%		$313,897,236

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Tax-Free Money Market Fund

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

General Obligation	29.3%

Transportation	15.0%

Development	13.5%

General	9.3%

Medical	7.5%

School District	7.5%

Utilities	7.5%

Higher Education	4.4%

Housing	3.3%

Multifamily Housing	2.2%

Other Assets & Liabilities - Net[2]	0.5%

TOTAL	100%

(1) Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value
3SHORT-TERM MUNICIPALS -- 99.5%
NEW YORK -- 99.5%
Ardsley, NY Union Free School District, 3.75% Bonds (State Aid Withholding LOC), 6/16/2006	$5,000,000	$5,006,623
Clinton County, NY IDA, (Series 2002A) Weekly VRDNs (Champlain Valley Physicians Hospital Medical Center)/(Radian Asset Assurance INS)/(Key Bank, N.A. LIQ), 3.800%, 5/4/2006	1,750,000	1,750,000
Dutchess County, NY IDA, (Series 1998-A) Weekly VRDNs (Marist College)/(Bank of New York LOC), 3.780%, 5/4/2006	1,755,000	1,755,000
East Hampton Town, NY, UT GO (Series B), 3.50% TRANs, 6/1/2006	3,900,000	3,900,379
Erie County, NY IDA, (Series 2002: Civic Facility Revenue Bonds) Weekly VRDNs (People, Inc.)/(Key Bank, N.A. LOC), 3.860%, 5/4/2006	1,420,000	1,420,000
Fayetteville-Manlius, NY CSD, UT GO, 3.00% Bonds, 6/24/2006	4,500,000	4,501,811
Herkimer County, NY IDA, Civic Facility Revenue Bonds (Series 2000) Weekly VRDNs (Templeton Foundation)/(Key Bank, N.A. LOC), 3.860%, 5/4/2006	2,185,000	2,185,000
Ithaca, NY, (Series 2006A), 4.25% BANs, 1/17/2007	5,000,000	5,032,546
Metropolitan Transportation Authority, NY, (Series 2002D-2) Weekly VRDNs (FSA INS)/(Dexia Credit Local LIQ), 3.750%, 5/4/2006	4,505,000	4,505,000
New York City, NY, (1994 Series A-4) Daily VRDNs (Baden-Württemberg LOC), 3.770%, 5/1/2006	$3,000,000	$3,000,000
New York City, NY, (1994 Series A-5) Daily VRDNs (KBC Bank N.V. LOC), 3.710%, 5/1/2006	2,600,000	2,600,000
New York City, NY, (1994 Series A-8) Daily VRDNs (JPMorgan Chase Bank, N.A. LOC), 3.710%, 5/1/2006	1,600,000	1,600,000
New York City, NY, (1994 Series H-2) Daily VRDNs (MBIA INS)/(Wachovia Bank N.A. SA), 3.71%, 5/1/2006	3,000,000	3,000,000
New York City, NY, (1995 Series B-4) Daily VRDNs (MBIA Insurance Corp. INS)/(Landesbank Hessen-Thueringen (GTD) SA), 3.710%, 5/1/2006	3,600,000	3,600,000
New York City, NY, (1995 Series F-2) Weekly VRDNs (DEPFA LOC), 3.770%, 5/3/2006	3,200,000	3,200,000
New York City, NY, (1995 Series F-4) Weekly VRDNs (Landesbank Hessen-Thueringen (GTD) LOC), 3.770%, 5/3/2006	1,475,000	1,475,000
New York City, NY, (Series G), 5.00% Bonds, 8/1/2006	5,000,000	5,022,360
New York City, NY IDA, (Series 2000) Weekly VRDNs (National Center on Addiction and Substance Abuse at Columbia University)/(JPMorgan Chase Bank, N.A. LOC), 3.870%, 5/4/2006	3,600,000	3,600,000
Monroe County, NY IDA, (Series 2005) Weekly VRDNs (St. John Fisher College)/(Bank of America N.A. LIQ)/(Radian Group, Inc. LOC), 3.760%, 5/3/2006	$4,000,000	$4,000,000
New York City, NY IDA, Revenue Bonds Weekly VRDNs (Children’s Oncology Society)/(Bank of New York LOC), 3.790%, 5/3/2006	1,800,000	1,800,000
New York City, NY Housing Development Corp., (Series A) Weekly VRDNs, (FNMA LIQ) 3.740%, 5/3/2006	2,750,000	2,750,000
New York City, NY Municipal Water Finance Authority, (Series 2001 F-2) Weekly VRDNs (JPMorgan Chase Bank, N.A. LIQ), 3.800%, 5/3/2006	1,100,000	1,100,000
New York City, NY Municipal Water Finance Authority, (Series B), 5.75% Bonds (United States Treasury PRF 6/15/2006 @ 101), 6/15/2026	3,630,000	3,676,660
New York City, NY Municipal Water Finance Authority, (Series C) Daily VRDNs (FGIC INS)/(FGIC Securities Purchase, Inc. LIQ). 3.710%, 5/1/2006	1,050,000	1,050,000
New York City, NY Municipal Water Finance Authority, (Series F) Daily VRDNs (Bayerische Landesbank LIQ), 3.780%, 5/1/2006	520,000	520,000
New York City, NY Municipal Water Finance Authority Daily VRDNs (FGIC INS)/(FGIC Securities Purchase, Inc. LIQ), 3.710%, 5/1/2006	1,125,000	1,125,000
New York City, NY Transitional Finance Authority, (Series A-1), 4.50% Bonds, 11/1/2006	5,000,000	5,033,437
New York City, NY Weekly VRDNs, (JPMorgan Chase Bank, N.A. LOC) 3.750%, 5/3/2006	1,400,000	1,400,000
New York State HFA, Service Contract Revenue Bonds (2003 Series B) Weekly VRDNs (BNP Paribas SA LOC), 3.770%, 5/3/2006	4,200,000	4,200,000
New York State Dormitory Authority, Mental Health Services (2003 Subseries D-2D) Weekly VRDNs (New York State)/(AMBAC INS)/(Landesbank Baden-Württemberg (GTD) LIQ), 3.750%, 5/4/2006	5,460,000	5,460,000
New York State Dormitory Authority, Revenue Bonds, Mental Health (Series A), 5.75% (United States Treasury PRF 2/15/2007 @102), 2/15/2011	1,590,000	1,647,042
New York State Dormitory Authority, Revenues, 5.875%, (United States Treasury PRF 7/1/2006 @102) 7/1/2008	2,050,000	2,098,186
New York State Local Government Assistance Corp., (Series 1993A) Weekly VRDNs (Bayerische Landesbank (GTD), Zurich and WestLB AG (GTD) LOCs), 3.750%, 5/3/2006	$4,700,000	$4,700,000
New York State Local Government Assistance Corp., (Series 1995B) Weekly VRDNs (Bank of Nova Scotia, Toronto LOC), 3.700%, 5/3/2006	2,042,000	2,042,000
New York State Power Authority, (Series 1), 3.09% CP (Bank of New York, Bank of Nova Scotia, JPMorgan Chase Bank, N.A., State Street Bank, Bayerische, Wachovia, Baden LIQs), Mandatory Tender 5/2/2006	2,000,000	2,000,000
Onondaga County, NY IDA, (Series 1999A) Weekly VRDNs (Christian Brothers Academy of Syracuse, NY)/(Key Bank, N.A. LOC), 3.860%, 5/4/2006	2,553,000	2,553,000
Orangetown, NY, UT GO, 4.50% BANs, 3/30/2007	3,000,000	3,027,753
Port Authority of New York and New Jersey, Equipment Note Agreement (Series 2002-2) Weekly VRDNs, 3.820%, 5/4/2006	4,000,000	4,000,000
Seneca County, NY IDA, (Series 2000) Weekly VRDNs (Kidspeace National Centers of New York, Inc.)/(Key Bank, N.A. LOC), 3.860%, 5/4/2006	2,095,000	2,095,000
Suffolk County, NY IDA, (Series 1997B) Weekly VRDNs (Maryhaven Center of Hope)/(Key Bank, N.A. LOC), 3.860%, 5/3/2006	1,590,000	1,590,000
Triborough Bridge & Tunnel Authority, NY, (Series 2001B) Weekly VRDNs (AMBAC INS)/(State Street Bank an Trust Co. LIQ), 3.760%, 5/3/2006	1,200,000	1,200,000
Triborough Bridge & Tunnel Authority, NY, (Series 2001C) Weekly VRDNs (Bayerische Landesbank LIQ)/(AMBAC INS), 3.760%, 5/3/2006	2,800,000	2,800,000
Triborough Bridge & Tunnel Authority, NY, Subordinate Revenue Bonds (Series 2000D) Weekly VRDNs (FSA INS)/(Lloyds TSB Bank PLC, London LIQ), 3.760%, 5/3/2006	1,920,000	1,920,000
Triborough Bridge & Tunnel Authority, NY Weekly VRDNs (Dexia Credit Local LIQ)/(GO of Authority LOC), 3.780%, 5/3/2006	4,500,000	4,500,000

TOTAL INVESTMENTS -- 99.5% (AT AMORTIZED COST)		$125,441,797

OTHER ASSETS AND LIABILITIES -- NET -- 0.5%		$629,352

TOTAL NET ASSETS -- 100%		$126,071,149

See Notes to Portfolios of Investments

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Tax Free Money Market Fund

At April 30, 2006, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets

Development	24.5%

Higher Education	17.7%

General Obligation	8.8%

Medical	8.2%

Nursing Homes	8.2%

Transportation	8.1%

Utilities	8.0%

Pollution	5.1%

Airport	4.5%

General	4.2%

Water	3.2%

Other Assets and Liabilities - Net[2]	(0.5)%

TOTAL	100%

(1) Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2) Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value
3SHORT-TERM MUNICIPALS -- 100.5%
PENNSYLVANIA -- 100.5%
Allegheny County, PA, HDA, Refunding Revenue Bonds Weekly VRDNs (FNMA LOC), 3.810%, 5/4/2006	$700,000	$700,000
Allegheny County, PA, Higher Education Building Authority, (Series 1998) Daily VRDNs (Carnegie Mellon University)/(Landesbank Hessen-Thueringen (GTD) SA), 3.780%, 5/1/2006	1,350,000	1,350,000
Allegheny County, PA, IDA, Weekly VRDNs (Western PA Humane Society)/(National City Bank, Pennsylvania LOC), 3.920%, 5/4/2006	570,000	570,000
Allegheny County, PA, IDA, Refunding Revenue Bonds, 4.00% TOBs (PNC Bank, N.A. LOC), Mandatory Tender 7/1/2006	1,000,000	1,002,045
Allentown, PA, Commercial and IDA, (Series 1999) Daily VRDNs (Diocese of Allentown)/(Wachovia Bank N.A. LOC), 3.780%, 5/1/2006	1,000,000	1,000,000
Beaver County, PA, IDA, Refunding Revenue Bonds Weekly VRDNs (Atlantic Richfield OBG), 3.820%, 5/3/2006	1,000,000	1,000,000
Bucks County, PA, IDA, Revenue Bonds Weekly VRDNs (SHV Real Estate, Inc.)/(ABN AMRO Bank NV, New York LOC), 3.950%, 5/3/2006	900,000	900,000
Chester County, PA, IDA, (Series of 2001) Daily VRDNs (Archdiocese of Philadelphia)/(Wachovia Bank N.A. LOC), 3.780%, 5/1/2006	1,000,000	1,000,000
Commonwealth of Pennsylvania, GO UT, 5.00% Bonds, 7/1/2006	1,000,000	1,003,063
Commonwealth of Pennsylvania, GO UT, 5.00% Bonds, 1/15/2007	$1,750,000	$1,771,795
Cumberland County, PA, Municipal Authority, (Series 2003-B), Weekly VRDNs (Presbyterian Homes, Inc.)/(KBC Bank N.V. LOC), 3.800%, 5/4/2006	860,000	860,000
Delaware County, PA, Authority, 6.00% Bonds (United States Treasury PRF 12/1/2006@101), 6/1/2011	1,000,000	1,024,479
Delaware County, PA, IDA, Refunding Revenue Bonds Daily VRDNs (United Parcel Post OBG), 3.770%, 5/1/2006	1,400,000	1,400,000
Delaware County, PA, IDA, Revenue Bonds Weekly VRDNs (General Elec. Cap), 3.780%, 5/3/2006	500,000	500,000
Delaware County, PA, IDA, Scott Paper Co. Weekly VRDNs (Kimberly Clarke), 3.800%, 5/3/2006	600,000	600,000
Delaware Valley, PA, Regional Finance Authority Weekly VRDNs (National Australia Bank LOC), 3.800%, 5/3/2006	1,300,000	1,300,000
Erie County, PA, Hospital Authority, (Series 1998B) Daily VRDNs (Hamot Health Foundation)/(AMBAC INS)/(National City Bank, Pennsylvania SA), 3.780%, 5/1/2006	100,000	100,000
Lancaster, PA, Higher Education Authority, (Series 1997), Weekly VRDNs (Franklin & Marshall College)/(JPMorgan Chase Bank, N.A. LIQ), 3.100%, 5/4/2006	685,000	685,000
Lehigh County, PA, General Purpose Authority, (Series B) Daily VRDNs (MBIA Insurance Corp. LOC), 3.790%, 5/1/2006	$100,000	$100,000
Luzerne County, PA, Flood Protection Authority, Revenue Bonds, 5.50% Bonds (United States Treasury PRF 7/15/2006 @100), 7/15/2016	1,000,000	1,004,892
Montgomery County, PA, IDA, 3.50% CP, Mandatory Tender 8/3/2006	1,000,000	1,000,000
New Castle, PA, Area Hospital Authority, (Series 1996), Weekly VRDNs (Jameson Memorial Hospital)/(FSA INS)/(PNC Bank, N.A. LIQ), 3.900%, 5/3/2006	300,000	300,000
Pennsylvania State Higher Education Facilities Authority, (Series 2002B), Weekly VRDNs (Drexel University)/(Landesbank Hessen-Thueringen (GTD) LOC), 3.800%, 5/4/2006	930,000	930,000
Pennsylvania State Higher Education Facilities Authority, (Series I-2), 3.00% TOBs (Mercyhurst College)/(PNC Bank, N.A. LOC), Mandatory Tender 11/1/2006	500,000	499,251
Pennsylvania State Higher Education Facilities Authority, (Series O), 3.20% TOBs (National City Bank, Pennsylvania LOC), Mandatory Tender 11/1/2006	300,000	300,000
Pennsylvania State Turnpike Commission, (Series Q 1998) Daily VRDNs (Westdeutsche Landesbank Gironzentrale/Bayerische Landesbank/Landesbank Baden-Württemberg LIQ), 3.780%, 5/1/2006	1,085,000	1,085,000
Pennsylvania State Turnpike Commission, (Series Q) Daily VRDNs (Westdeutsche Landesbank Gironzentrale/Bayerische Landesbank/Landesbank Baden-Württemberg LIQ), 3.780%, 5/1/2006	450,000	450,000
Pennsylvania State University, (Series 2002), Weekly VRDNs (Westdeustche Landesbank LIQ), 3.800%, 5/4/2006	$600,000	$600,000
Philadelphia, PA, Authority for Industrial Development Daily VRDNs (Newcourtland Elder Services)/(PNC Bank, N.A. LOC), 3.780%, 5/1/2006	1,700,000	1,700,000
Philadelphia, PA, Gas Works, (Series A-2), Weekly VRDNs (Bank of Nova Scotia and J.P. Morgan Chase Bank, N.A. LOCs), 3.830%, 5/4/2006	2,500,000	2,500,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority, (Series 2004), Weekly VRDNs (Philadelphia Protestant Home)/(Bank of America N.A. LOC), 3.800%, 5/4/2006	500,000	500,000
South Fork Municipal Authority, PA, (Series A) Daily VRDNs (Conemaugh Health System)/(MBIA Insurance Corp. INS)/(Credit Suisse, Zurich LOC), 3.790%, 5/1/2006	1,030,000	1,030,000
Southcentral PA, General Authority, (Series 2005A), Weekly VRDNs (Wellspan Health Obligated Group)/(AMBAC INS)/(Citibank NA, New York LIQ), 3.780%, 5/3/2006	535,000	535,000
Southeastern, PA, Transportation Authority, Revenue Bonds (Series A), 5.00% Bonds (FGIC LOC), 3/1/2007	1,000,000	1,012,980
University of Pittsburgh, (Series 2000A), Weekly VRDNs (GO of University)/(DEPFA LIQ), 3.820%, 5/3/2006	1,200,000	1,200,000

TOTAL INVESTMENTS -- 100.5% (AT AMORTIZED COST)		$31,513,505

OTHER ASSETS AND LIABILITIES -- NET -- (0.5)%		$(154,186)

TOTAL NET ASSETS -- 100%		$31,359,319

See Notes to Portfolios of Investments

The categories of investments are shown as a percentage of total net assets at April 30, 2006.

(1) Floating rate note with current rate and next reset date shown.

(2) Discount rate at time of purchase.

(3) At April 30, 2006, the New York Tax-Free Money Market Fund, the Tax-Free Money Market Fund and the Pennsylvania Tax-Free Money Market Fund held no securities that were subject to the federal alternative minimum tax.

(4) Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund’s Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At April 30, 2006, the Prime Money Market Fund held restricted securities which amounted to $19,840,095 representing 6.3% of total net assets, and the Money Market Fund held restricted securities which amounted to $168,803,766 representing 9.1% of total net assets.

The following acronyms are used throughout this report:

AMBAC -- American Municipal Bond Assurance Corporation	IDC -- Industrial Development Corporation
BANs -- Bond Anticipation Notes	INS -- Insured
COL -- Collateralized	INV -- Investment Agreement
CP -- Commercial Paper	LIQ(s) -- Liquidity Agreements
CSD -- Central School District	LOC(s) -- Letter(s) of Credit
FGIC -- Financial Guaranty Insurance Company	MFH -- Multi-Family Housing
FNMA -- Federal National Mortgage Association	OBG -- Obligated
FSA -- Financial Security Assurance	PCRBs -- Pollution Control Revenue Bonds
GO -- General Obligation	PRF -- Pre-refunded
GTD -- Guaranteed	TOBs -- Tender Option Bonds
HDA -- Hospital Development Authority	TRANs -- Tax and Revenue Anticipation Notes
HEFA -- Health and Education Facilities Authority	UT -- Unlimited Tax
HFA -- Housing Finance Agency	VHA -- Veterans Housing Administration
IDA -- Industrial Development Authority	VRDNs -- Variable Rate Demand Notes
IDB -- Industrial Development Bond

MTB Fund	Cost of Investments for Federal Tax Purposes

U.S. Treasury Money Market Fund	$ 881,964,606
U.S. Government Money Market Fund	2,141,892,212
Tax-Free Money Market Fund	122,854,314
Money Market Fund	1,863,870,012
Prime Money Market Fund	314,560,748
New York Tax-Free Money Market Fund	125,441,797
Pennsylvania Tax-Free Money Market Fund	31,513,505

(See Notes which are an integral part of the Financial Statements)

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2006	U.S. Treasury Money Market Fund	U.S. Government Money Market Fund

ASSETS:
Investments in repurchase agreements	$ 435,187,000	$ 500,341,000
Investments in securities	446,777,606	1,641,551,212
TOTAL INVESTMENTS IN SECURITIES, AT AMORTIZED COST AND VALUE	881,964,606	2,141,892,212

Cash	53	811
Income receivable	1,291,136	2,279,860
Receivable for shares sold	2,191	--
TOTAL ASSETS	883,257,986	2,144,172,883

LIABILITIES:
Income distribution payable	2,521,761	7,682,140
Payable for shares redeemed	17,477	--
Payable to bank	--	--
Payable for audit fees	13,341	13,205
Payable for transfer and dividend disbursing agent fees and expenses	43,726	11,828
Payable for portfolio accounting fees	75,811	207,274
Payable for distribution services fee (Note 5)	63,108	50,152
Payable for shareholder services fee (Note 5)	36,753	998
Payable for share registration costs	13,211	8,972
Accrued expenses	26,120	32,722
TOTAL LIABILITIES	2,811,308	8,007,291

NET ASSETS	$ 880,446,678	$ 2,136,165,592

NET ASSETS CONSIST OF:

Paid in capital	$ 880,426,283	$ 2,136,166,438
Accumulated net realized loss on investments	(33)	--
Undistributed (distributions in excess of) net investment income	20,428	(846)

TOTAL NET ASSETS	$ 880,446,678	$ 2,136,165,592

Class A Shares	$ 117,863,129	$ 5,504,336

Class B Shares	$ --	$ --

Class S Shares	$ 28,842,228	$ --

Institutional Shares	$ --	$ --

Institutional I Shares	$ 337,038,074	$ 1,281,353,337

Institutional II Shares	$ 396,703,247	$ 849,307,919

SHARES OUTSTANDING, NO PAR VALUE, UNLIMITED SHARES AUTHORIZED:
Class A Shares	117,859,021	5,503,710

Class B Shares	--	--

Class S Shares	28,843,286	--

Institutional Shares	--	--

Institutional I Shares	336,970,814	1,281,412,578

Institutional II Shares	396,792,723	849,357,101

Tax-Free Money Market Fund	Money Market Fund	Prime Money Market Fund	New York Tax-Free Money Market Fund	Pennsylvania Tax-Free Money Market Fund

$ --	$ 140,635,000	$ 30,660,000	$ --	$ --
122,854,314	1,723,235,012	283,900,748	125,441,797	31,513,505
122,854,314	1,863,870,012	314,560,748	125,441,797	31,513,505
--	872	812	--	--
1,017,165	1,616,269	294,796	1,078,960	179,552
50	--	70,585	15,493	--

123,871,529	1,865,487,153	314,926,941	126,536,250	31,693,057

209,771	4,615,076	723,623	106,665	66,726
--	811,411	230,548	555	--
15,900	--	--	279,157	221,409
13,761	13,643	13,652	13,506	13,977
12,170	139,106	4,676	12,586	12,644
16,264	173,247	31,001	13,966	5,626
7,406	282,984	--	6,703	60
7,932	164,569	10,435	21,297	140
10,732	19,276	4,356	8,907	12,015
10,613	46,918	11,414	1,759	1,141

304,549	6,266,230	1,029,705	465,101	333,738

$ 123,566,980	$ 1,859,220,923	$ 313,897,236	$ 126,071,149	$ 31,359,319

$ 123,554,744	$ 1,859,231,070	$ 313,898,863	$ 126,057,878	$ 31,356,494
(1,443)	(11,291)	(2,927)	(340)	(27)
13,679	1,144	1,300	13,611	2,852

$ 123,566,980	$ 1,859,220,923	$ 313,897,236	$ 126,071,149	$ 31,359,319

$ 31,402,023	$ 745,487,664	$ --	$ 98,113,138	$ 662,678

$ --	$ 183,343	$ --	$ --	$ --

$ --	$ 45,691,406	$ --	$ --	$ --

$ --	$ 8,961,173	$ 313,897,236	$ --	$ --

$ 54,359,314	$ 508,399,134	$ --	$ 27,958,011	$ 29,676,615

$ 37,805,643	$ 550,498,203	$ --	$ --	$ 1,020,026

31,407,099	745,735,006	--	98,105,231	662,611

--	182,815	--	--	--

--	45,483,368	--	--	--

--	8,956,695	313,901,421	--	--

54,366,334	508,367,662	--	27,952,407	29,675,545

37,793,313	550,533,019	--	--	1,018,338

	U.S. Treasury Money Market Fund	U.S. Government Money Market Fund

NET ASSET VALUE PER SHARE:
Class A Shares	$ 1.00	$ 1.00

Class B Shares	$ --	$ --

Class S Shares	$ 1.00	$ --

Institutional Shares	$ --	$ --

Institutional I Shares	$ 1.00	$ 1.00

Institutional II Shares	$ 1.00	$ 1.00

See Notes which are an integral part of the Financial Statements

Tax-Free Money Market Fund	Money Market Fund	Prime Money Market Fund	New York Tax-Free Money Market Fund	Pennsylvania Tax-Free Money Market Fund

$ 1.00	$ 1.00	$ --	$ 1.00	$ 1.00

$ --	$ 1.00	$ --	$ --	$ --

$ --	$ 1.00	$ --	$ --	$ --

$ --	$ 1.00	$ 1.00	$ --	$ --

$ 1.00	$ 1.00	$ --	$ 1.00	$ 1.00

$ 1.00	$ 1.00	$ --	$ --	$ 1.00

STATEMENTS OF OPERATIONS

Year Ended April 30, 2006	U.S. Treasury Money Market Fund	U.S. Government Money Market Fund

INVESTMENT INCOME:
Interest	$ 30,962,517	$ 85,774,604

EXPENSES:
Investment advisory fee (Note 5)	3,382,149	8,913,335
Administrative personnel and services fee (Note 5)	524,111	1,379,381
Custodian fees	29,388	63,958
Transfer and dividend disbursing agent fees and expenses	84,000	18,325
Trustees’ fees	6,333	6,643
Auditing fees	13,528	14,507
Legal fees	3,770	4,455
Portfolio accounting fees	309,903	803,762
Distribution services fee--Class A Shares (Note 5 and Note 9)	355,901	7,133
Distribution services fee--Class B Shares (Note 5)	--	--
Distribution services fee--Class S Shares (Note 5)	69,442	--
Distribution services fee--Institutional Shares (Note 5)	--	--
Distribution services fee--Institutional II Shares (Note 5)	901,388	2,192,852
Shareholder services fee--Class A Shares (Note 5)	366,056	7,168
Shareholder services fee--Class B Shares (Note 5)	--	--
Shareholder services fee--Class S Shares (Note 5)	69,170	--
Shareholder services fee--Institutional Shares (Note 5)	--	--
Shareholder services fee--Institutional I Shares (Note 5)	775,074	3,367,138
Share registration costs	46,881	29,596
Printing and postage	19,099	9,496
Insurance premiums	32,735	78,210
Miscellaneous	1,474	47,869

TOTAL EXPENSES	6,990,402	16,943,828

WAIVERS:
Waiver of investment advisory fee (Note 5)	(479,644)	(1,787,967)
Waiver of administrative personnel and services fee (Note 5)	--	--
Waiver of distribution services fee--Class A Shares (Note 5 and Note 9)	(254,342)	(3,410)
Waiver of distribution services fee--Class B Shares (Note 5)	--	--
Waiver of distribution services fee--Class S Shares (Note 5)	(42,085)	--
Waiver of distribution services fee--Institutional Shares (Note 5)	--	--
Waiver of distribution services fee--Institutional II Shares (Note 5)	(416,138)	(1,581,525)
Waiver of shareholder services fee--Class A Shares (Note 5)	--	--
Waiver of shareholder services fee--Institutional Shares (Note 5)	--	--
Waiver of shareholder services fee--Institutional I Shares (Note 5)	(713,113)	(3,367,138)

TOTAL WAIVERS	(1,905,322)	(6,740,040)

Net expenses	5,085,080	10,203,788

Net investment income	$ 25,877,437	$ 75,570,816

See Notes which are an integral part of the Financial Statements

Tax-Free Money Market Fund	Money Market Fund	Prime Money Market Fund	New York Tax-Free Money Market Fund	Pennsylvania Tax-Free Money Market Fund

$ 3,940,536	$ 70,991,007	$ 11,874,478	$ 3,653,525	$ 822,866

580,405	7,291,075	1,227,786	534,292	117,848
90,250	1,128,207	190,299	82,940	18,201
7,255	53,819	14,377	6,679	1,473
25,314	484,988	13,240	34,667	33,895
5,868	7,278	6,070	6,362	7,061
13,980	15,535	14,192	14,478	14,863
3,302	4,093	3,422	4,057	4,283
62,456	660,305	117,543	56,259	18,783
115,869	1,827,982	--	245,476	1,880
--	1,269	--	--	--
--	122,784	--	--	--
--	25,344	767,367	--	--
89,353	1,058,814	--	--	3,091
115,822	1,880,293	--	232,810	1,875
--	473	--	--	--
--	122,784	--	--	--
--	25,102	746,483	--	--
157,420	1,435,168	--	78,086	68,161
38,412	50,269	17,980	23,737	37,114
13,996	134,366	12,127	22,826	6,943
11,347	65,965	15,694	12,000	8,950
423	851	24,899	1,112	3,404

1,331,472	16,396,764	3,171,479	1,355,781	347,825

(287,156)	(2,423,899)	(431,183)	(175,283)	(101,951)
--	--	--	(13,348)	--
(64,712)	(264,758)	--	(211,709)	(1,880)
--	(459)	--	--	--
--	--	--	--	--
--	(25,344)	(767,367)	--	--
(51,399)	(695,095)	--	--	(3,031)
--	--	--	(2,730)	(175)
--	(6,083)	(644,588)	--	--
(157,420)	(1,435,168)	--	(58,606)	(68,161)

(560,687)	(4,850,806)	(1,843,138)	(461,676)	(175,198)

770,785	11,545,958	1,328,341	894,105	172,627

$ 3,169,751	$ 59,445,049	$ 10,546,137	$ 2,759,420	$ 650,239

STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Treasury Money Market Fund Year Ended April 30,

	2006	2005

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$ 25,877,437	$ 9,269,347
Net realized gain (loss) on investments	--	--

Change in net assets resulting from operations	25,877,437	9,269,347

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(4,145,162)	(1,658,830)
Class B Shares	--	--
Class S Shares	(778,088)	(179,061)
Institutional Shares	--	--
Institutional I Shares	(9,914,544)	(3,470,159)
Institutional II Shares	(11,017,187)	(3,961,390)

Change in net assets resulting from distributions to shareholders	(25,854,981)	(9,269,440)

SHARE TRANSACTIONS:
Proceeds from sale of shares	3,381,438,908	3,356,360,119
Net asset value of shares issued to shareholders in payment of distributions declared	1,914,751	774,467
Cost of shares redeemed	(3,352,634,265)	(3,313,511,043)

Change in net assets resulting from share transactions	30,719,394	43,623,543

Change in net assets	30,741,850	43,623,450
NET ASSETS:
Beginning of period	849,704,828	806,081,378

End of period	$ 880,446,678	$ 849,704,828

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ 20,428	$ (2,028)

See Notes which are an integral part of the Financial Statements

U.S. Government Money Market Fund Year Ended April 30,		Tax-Free Money Market Fund Year Ended April 30,		Money Market Fund Year Ended April 30,		Prime Money Market Fund Year Ended April 30,

2006	2005	2006	2005	2006	2005	2006	2005

$ 75,570,816	$ 30,364,435	$ 3,169,751	$ 1,704,194	$ 59,445,049	$ 24,366,067	$ 10,546,137	$ 4,238,321
--	--	--	--	--	2,413	--	(177)

75,570,816	30,364,435	3,169,751	1,704,194	59,445,049	24,368,480	10,546,137	4,238,144

(89,936)	(11,201)	(907,233)	(461,486)	(23,036,175)	(9,608,084)	--	--
--	--	--	--	(5,288)	(1,822)	--	--
--	--	--	--	(1,461,190)	(530,293)	--	--
--	--	--	--	(328,671)	(87,960)	(10,544,612)	(4,238,555)
(45,913,453)	(17,548,293)	(1,453,010)	(762,539)	(19,840,197)	(9,087,482)	--	--
(29,567,235)	(12,806,354)	(795,867)	(480,148)	(14,771,318)	(5,050,964)	--	--

(75,570,624)	(30,365,848)	(3,156,110)	(1,704,173)	(59,442,839)	(24,366,605)	(10,544,612)	(4,238,555)

4,511,247,953	4,426,880,243	413,684,024	306,489,011	7,305,448,599	6,906,841,526	1,504,012,435	1,369,187,334
62,243	67,519	887,167	462,270	15,995,025	6,853,144	3,575,414	1,669,378
(4,372,299,308)	(5,120,343,592)	(449,234,364)	(301,617,035)	(7,179,659,620)	(7,235,356,284)	(1,502,659,693)	(1,311,659,539)

139,010,888	(693,395,830)	(34,663,173)	5,334,246	141,784,004	(321,661,614)	4,928,156	59,197,173

139,011,080	(693,397,243)	(34,649,532)	5,334,267	141,786,214	(321,659,739)	4,929,681	59,196,762

1,997,154,512	2,690,551,755	158,216,512	152,882,245	1,717,434,709	2,039,094,448	308,967,555	249,770,793

$ 2,136,165,592	$ 1,997,154,512	$ 123,566,980	$ 158,216,512	$ 1,859,220,923	$ 1,717,434,709	$ 313,897,236	$ 308,967,555

$ (846)	$ (1,038)	$ 13,679	$ 38	$ 1,144	$ (1,066)	$ 1,300	$ (225)

	New York Tax-Free Money Market Fund Year Ended April 30,		Pennsylvania Tax-Free Money Market Fund Year Ended April 30,

	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$ 2,759,420	$ 1,491,075	$ 650,239	$ 202,100
Net realized loss on investments	--	(340)	--	--

Change in net assets resulting from operations	2,759,420	1,490,735	650,239	202,100

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(2,057,971)	(1,109,887)	(14,532)	(3,365)
Institutional I Shares	(687,634)	(380,979)	(602,705)	(183,147)
Institutional II Shares	--	--	(30,185)	(15,589)
Distribution from net realized gain on investment
Class A Shares	--	(5,017)	--	--
Institutional I Shares	--	(1,627)	--	--

Change in net assets resulting from distributions to shareholders	(2,745,605)	(1,497,510)	(647,422)	(202,101)

SHARE TRANSACTIONS:
Proceeds from sale of shares	339,106,516	328,651,367	86,619,306	50,151,697
Net asset value of shares issued to shareholders in payment of distributions declared	1,648,523	827,799	35,786	3,365
Cost of shares redeemed	(358,154,259)	(349,332,461)	(78,782,754)	(42,925,436)

Change in net assets resulting from share transactions	(17,399,220)	(19,853,295)	7,872,338	7,229,626

Change in net assets	(17,385,405)	(19,860,070)	7,875,155	7,229,625
NET ASSETS:
Beginning of period	143,456,554	163,316,624	23,484,164	16,254,539

End of period	$ 126,071,149	$ 143,456,554	$ 31,359,319	$ 23,484,164

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ 13,611	$ (204)	$ 2,852	$ 35

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Distributions from Net Investment Income	Net Asset Value, end of period

U.S. TREASURY MONEY MARKET FUND -- CLASS A SHARES

2002	$ 1.00	0.02	(0.02)	$ 1.00
2003	$ 1.00	0.01	(0.01)	$ 1.00
2004	$ 1.00	0.004(c)	(0.004)	$ 1.00
2005	$ 1.00	0.011	(0.011)	$ 1.00
2006	$ 1.00	0.028	(0.028)	$ 1.00
U.S. TREASURY MONEY MARKET FUND -- CLASS S SHARES

2002	$ 1.00	0.02	(0.02)	$ 1.00
2003	$ 1.00	0.01	(0.01)	$ 1.00
2004	$ 1.00	0.002(c)	(0.002)	$ 1.00
2005	$ 1.00	0.010	(0.010)	$ 1.00
2006	$ 1.00	0.028	(0.028)	$ 1.00
U.S. TREASURY MONEY MARKET FUND -- INSTITUTIONAL I SHARES

2004(d)	$ 1.00	0.003(c)	(0.003)	$ 1.00
2005	$ 1.00	0.012	(0.012)	$ 1.00
2006	$ 1.00	0.032	(0.032)	$ 1.00
U.S. TREASURY MONEY MARKET FUND -- INSTITUTIONAL II SHARES

2004(d)	$ 1.00	0.003(c)	(0.003)	$ 1.00
2005	$ 1.00	0.012	(0.012)	$ 1.00
2006	$ 1.00	0.031	(0.031)	$ 1.00
U.S. GOVERNMENT MONEY MARKET FUND -- CLASS A SHARES

2002	$ 1.00	0.02	(0.02)	$ 1.00
2003	$ 1.00	0.01	(0.01)	$ 1.00
2004(f)	$ 1.00	0.005(c)	(0.005)	$ 1.00
2005	$ 1.00	0.012	(0.012)	$ 1.00
2006	$ 1.00	0.03	(0.03)	$ 1.00
U.S. GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL I SHARES

2002	$ 1.00	0.03	(0.03)	$ 1.00
2003	$ 1.00	0.01	(0.01)	$ 1.00
2004(f)	$ 1.00	0.007(c)	(0.007)	$ 1.00
2005	$ 1.00	0.014	(0.014)	$ 1.00
2006	$ 1.00	0.034	(0.034)	$ 1.00
U.S. GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL II SHARES

2002	$ 1.00	0.02	(0.02)	$ 1.00
2003	$ 1.00	0.01	(0.01)	$ 1.00
2004(f)	$ 1.00	0.006(c)	(0.006)	$ 1.00
2005	$ 1.00	0.014	(0.014)	$ 1.00
2006	$ 1.00	0.033	(0.033)	$ 1.00

(a) Based on net asset value. Total returns for periods of less than one year, if any, are not annualized.

(b) This voluntary expense decrease is reflected in both the net expense and net investment income ratios.

(c) Based on average shares oustanding.

(d) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(e) Computed on an annualized basis.

(f) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

See Notes which are an integral part of the Financial Statements

	Ratios to Average Net Assets

Total Return(a)	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)

2.38%	0.59%	2.27%	0.09%	$ 741,357
0.93%	0.61%	0.93%	0.09%	$ 622,086
0.39%	0.61%	0.40%	0.32%	$ 148,182
1.07%	0.65%	1.06%	0.48%	$ 152,536
2.91%	0.79%	2.84%	0.23%	$ 117,863

2.12%	0.84%	2.03%	0.09%	$ 26,138
0.68%	0.86%	0.70%	0.09%	$ 18,011
0.22%	0.77%	0.22%	0.32%	$ 16,013
0.95%	0.76%	0.98%	0.37%	$ 19,603
2.88%	0.81%	2.79%	0.21%	$ 28,842

0.33%	0.47%(e)	0.47%(e)	0.43%(e)	$ 288,113
1.23%	0.49%	1.24%	0.39%	$ 294,260
3.22%	0.49%	3.20%	0.29%	$ 337,038

0.28%	0.54%(e)	0.40%(e)	0.36%(e)	$ 353,773
1.16%	0.56%	1.13%	0.32%	$ 383,305
3.10%	0.60%	3.05%	0.19%	$ 396,703

2.39%	0.65%	2.46%	0.85%	$ 79,396
1.02%	0.66%	1.03%	0.83%	$ 70,506
0.46%	0.65%	0.54%	0.26%	$ 649
1.19%	0.69%	1.23%	0.42%	$ 878
3.06%	0.82%	3.17%	0.20%	$ 5,504

2.63%	0.42%	2.56%	0.60%	$ 1,327,751
1.25%	0.43%	1.26%	0.56%	$ 1,232,568
0.69%	0.42%	0.69%	0.37%	$ 1,255,603
1.45%	0.43%	1.45%	0.43%	$ 1,210,017
3.45%	0.43%	3.41%	0.33%	$ 1,281,353

2.55%	0.49%	2.35%	0.60%	$ 262,495
1.18%	0.50%	1.17%	0.56%	$ 259,017
0.62%	0.48%	0.59%	0.38%	$ 1,434,300
1.38%	0.49%	1.31%	0.36%	$ 786,260
3.38%	0.50%	3.36%	0.26%	$ 849,308

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

TAX FREE MONEY MARKET FUND -- CLASS A SHARES

2002	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2003	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2004(c)	$ 1.00	0.004	--	0.004	(0.004)	--	(0.004)
2005	$ 1.00	0.009	--	0.009	(0.009)	--	(0.009)
2006	$ 1.00	0.020	--	0.020	(0.020)	--	(0.020)
TAX-FREE MONEY MARKET FUND -- INSTITUTIONAL I SHARES

2002	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2003	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2004(c)	$ 1.00	0.006	--	0.006	(0.006)	--	(0.006)
2005	$ 1.00	0.011	--	0.011	(0.011)	--	(0.011)
2006	$ 1.00	0.023	--	0.023	(0.023)	--	(0.023)
TAX-FREE MONEY MARKET FUND -- INSTITUTIONAL II SHARES

2002	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2003	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2004(c)	$ 1.00	0.005	--	0.005	(0.005)	--	(0.005)
2005	$ 1.00	0.011	--	0.011	(0.011)	--	(0.011)
2006	$ 1.00	0.022	--	0.022	(0.022)	--	(0.022)
MONEY MARKET FUND -- CLASS A SHARES

2002	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2003	$ 1.00	0.01	--	0.01	(0.01)	(0.00)(d)	(0.01)
2004	$ 1.00	0.004	--	0.004	(0.004)	--	(0.004)
2005	$ 1.00	0.012	0.000(e)	0.012	(0.012)	--	(0.012)
2006	$ 1.00	0.030	--	0.030	(0.030)	--	(0.030)
MONEY MARKET FUND -- CLASS B SHARES

2004(f)	$ 1.00	0.001	--	0.001	(0.001)	--	(0.001)
2005	$ 1.00	0.009	0.000(e)	0.009	(0.009)	--	(0.009)
2006	$ 1.00	0.028	--	0.028	(0.028)	--	(0.028)
MONEY MARKET FUND -- CLASS S SHARES

2002	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2003	$ 1.00	0.01	--	0.01	(0.01)	(0.00)(d)	(0.01)
2004	$ 1.00	0.002	--	0.002	(0.002)	--	(0.002)
2005	$ 1.00	0.010	0.000(e)	0.010	(0.010)	--	(0.010)
2006	$ 1.00	0.030	--	0.030	(0.030)	--	(0.030)
MONEY MARKET FUND -- INSTITUTIONAL SHARES

2002(h)	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2003	$ 1.00	0.01	--	0.01	(0.01)	(0.00)(d)	(0.01)
2004	$ 1.00	0.005	--	0.005	(0.005)	--	(0.005)
2005	$ 1.00	0.013	0.000(e)	0.013	(0.013)	--	(0.013)
2006	$ 1.00	0.033	--	0.033	(0.033)	--	(0.033)

(a) Based on net asset value. Total returns for periods of less than one year, if any, are not annualized.

(b) This voluntary expense decrease is reflected in both the net expense and net investment income ratios.

(c) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(d) Represents less than $0.01.

(e) Represents less than $0.001.

(f) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(g) Computed on an annualized basis.

(h) Reflects operations for the period from September 4, 2001 (date of initial public investment) to April 30, 2002.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets

Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)

$ 1.00	1.54%	0.60%	1.49%	0.86%	$ 49,232
$ 1.00	0.77%	0.62%	0.77%	0.92%	$ 40,706
$ 1.00	0.40%	0.62%	0.40%	0.48%	$ 51,778
$ 1.00	0.89%	0.64%	0.89%	0.55%	$ 54,013
$ 1.00	1.99%	0.75%	1.97%	0.34%	$ 31,402

$ 1.00	1.77%	0.37%	1.73%	0.61%	$ 69,275
$ 1.00	1.00%	0.39%	0.99%	0.60%	$ 96,729
$ 1.00	0.62%	0.40%	0.62%	0.42%	$ 49,491
$ 1.00	1.14%	0.39%	1.13%	0.55%	$ 62,563
$ 1.00	2.36%	0.39%	2.32%	0.45%	$ 54,359

$ 1.00	1.70%	0.44%	1.74%	0.61%	$ 32,358
$ 1.00	0.93%	0.46%	0.92%	0.61%	$ 48,218
$ 1.00	0.55%	0.47%	0.54%	0.36%	$ 51,614
$ 1.00	1.07%	0.46%	1.05%	0.48%	$ 41,640
$ 1.00	2.25%	0.50%	2.23%	0.34%	$ 37,806

$ 1.00	2.41%	0.71%	2.39%	0.18%	$ 1,512,433
$ 1.00	0.92%	0.70%	0.92%	0.25%	$ 1,240,670
$ 1.00	0.41%	0.70%	0.41%	0.40%	$ 924,016
$ 1.00	1.16%	0.73%	1.13%	0.41%	$ 771,286
$ 1.00	3.06%	0.86%	3.01%	0.17%	$ 745,488

$ 1.00	0.07%	1.19%(g)	1.17%(g)	0.79%(g)	$ 226
$ 1.00	0.86%	1.02%	0.82%	0.62%	$ 171
$ 1.00	2.79%	1.08%	2.80%	0.37%	$ 183

$ 1.00	2.13%	0.98%	1.96%	0.17%	$ 112,156
$ 1.00	0.61%	1.00%	0.63%	0.20%	$ 81,002
$ 1.00	0.18%	0.94%	0.18%	0.24%	$ 53,238
$ 1.00	0.97%	0.92%	0.96%	0.22%	$ 47,094
$ 1.00	3.01%	0.91%	2.97%	0.13%	$ 45,691

$ 1.00	1.19%	0.61%(g)	1.55%(g)	0.36%(g)	$ 2,805
$ 1.00	1.02%	0.60%	0.99%	0.35%	$ 2,757
$ 1.00	0.51%	0.61%	0.50%	0.51%	$ 3,242
$ 1.00	1.29%	0.61%	1.43%	0.53%	$ 8,579
$ 1.00	3.33%	0.60%	3.29%	0.44%	$ 8,961

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions

MONEY MARKET FUND -- INSTITUTIONAL I SHARES

2004(c)	$ 1.00	0.006	0.000(e)	0.006	(0.006)	--	(0.006)
2005	$ 1.00	0.015	0.000(e)	0.015	(0.015)	--	(0.015)
2006	$ 1.00	0.035	--	0.035	(0.035)	--	(0.035)
MONEY MARKET FUND -- INSTITUTIONAL II SHARES

2004(c)	$ 1.00	0.004	--	0.004	(0.004)	--	(0.004)
2005	$ 1.00	0.014	0.000(e)	0.014	(0.014)	--	(0.014)
2006	$ 1.00	0.034	--	0.034	(0.034)	--	(0.034)
PRIME MONEY MARKET FUND -- INSTITUTIONAL SHARES

2002	$ 1.00	0.03	--	0.03	(0.03)	--	(0.03)
2003	$ 1.00	0.01	--	0.01	(0.01)	(0.000)(e)	(0.01)
2004	$ 1.00	0.007	--	0.007	(0.007)	--	(0.007)
2005	$ 1.00	0.015	(0.000)(e)	0.015	(0.015)	--	(0.015)
2006	$ 1.00	0.034	--	0.034	(0.034)	--	(0.034)
NEW YORK TAX-FREE MONEY MARKET FUND -- CLASS A SHARES

2002	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2003	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2004	$ 1.00	0.004	0.000(e)	0.004	(0.004)	--	(0.004)
2005	$ 1.00	0.009	0.000(e)	0.009	(0.009)	0.000(e)	(0.009)
2006	$ 1.00	0.020	--	0.020	(0.020)	--	(0.020)
NEW YORK TAX-FREE MONEY MARKET FUND -- INSTITUTIONAL I SHARES

2004(c)	$ 1.00	0.002	0.000(e)	0.002	(0.002)	--	(0.002)
2005	$ 1.00	0.009	0.000(e)	0.009	(0.009)	0.000(e)	(0.009)
2006	$ 1.00	0.022	--	0.022	(0.022)	--	(0.022)
PENNSYLVANIA TAX-FREE MONEY MARKET FUND -- CLASS A SHARES

2004(f)	$ 1.00	0.001	--	0.001	(0.001)	--	(0.001)
2005	$ 1.00	0.008	--	0.008	(0.008)	--	(0.008)
2006	$ 1.00	0.019	--	0.019	(0.019)	--	(0.019)
PENNSYLVANIA TAX-FREE MONEY MARKET FUND -- INSTITUTIONAL I SHARES

2002(g)	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2003	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2004(i)	$ 1.00	0.004	--	0.004	(0.004)	--	(0.004)
2005	$ 1.00	0.010	--	0.010	(0.010)	--	(0.010)
2006	$ 1.00	0.022	--	0.022	(0.022)	--	(0.022)
PENNSYLVANIA TAX-FREE MONEY MARKET FUND -- INSTITUTIONAL II SHARES

2002(h)	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2003	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2004(i)	$ 1.00	0.004	--	0.004	(0.004)	--	(0.004)
2005	$ 1.00	0.010	--	0.010	(0.010)	--	(0.010)
2006	$ 1.00	0.021	--	0.021	(0.021)	--	(0.021)

(a) Based on net asset value. Total returns for periods of less than one year, if any, are not annualized.

(b) This voluntary expense decrease is reflected in both the net expense and net investment income ratios.

(c) Reflects operations for the period from August 18, 2003 (date of initial public investment) to April 30, 2004.

(d) Computed on an annualized basis.

(e) Represents less than $0.001.

(f) Reflects operations for the period from August 25, 2003 (date of initial public investment) to April 30, 2004.

(g) Reflects operations for the period from May 1, 2001 (date of initial public investment) to April 30, 2002.

(h) Reflects operations for the period from May 11, 2001 (date of initial public investment) to April 30, 2002.

(i) Beginning with the year ended April 30, 2004, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets

Net Asset Value, end of period	Total Return(a)	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)

$ 1.00	0.48%	0.42%(d)	0.69%(d)	0.51%(d)	$ 698,792
$ 1.00	1.48%	0.41%	1.48%	0.47%	$ 563,829
$ 1.00	3.52%	0.41%	3.46%	0.38%	$ 508,399

$ 1.00	0.43%	0.49%(d)	0.62%(d)	0.44%(d)	$ 359,579
$ 1.00	1.41%	0.48%	1.41%	0.40%	$ 326,475
$ 1.00	3.43%	0.50%	3.48%	0.29%	$ 550,498

$ 1.00	2.63%	0.41%	2.54%	0.30%	$ 218,819
$ 1.00	1.21%	0.40%	1.20%	0.30%	$ 248,812
$ 1.00	0.68%	0.42%	0.66%	0.63%	$ 249,771
$ 1.00	1.48%	0.42%	1.48%	0.72%	$ 308,968
$ 1.00	3.49%	0.43%	3.44%	0.60%	$ 313,897

$ 1.00	1.62%	0.63%	1.59%	0.09%	$ 187,043
$ 1.00	0.86%	0.61%	0.86%	0.09%	$ 191,859
$ 1.00	0.43%	0.63%	0.44%	0.39%	$ 127,463
$ 1.00	0.90%	0.64%	0.88%	0.54%	$ 116,150
$ 1.00	2.04%	0.71%	2.02%	0.35%	$ 98,113

$ 1.00	0.23%	0.64%(d)	0.41%(d)	0.26%(d)	$ 35,853
$ 1.00	0.92%	0.62%	0.89%	0.31%	$ 27,306
$ 1.00	2.24%	0.52%	2.22%	0.33%	$ 27,958

$ 1.00	0.13%	0.82%(d)	0.26%(d)	0.93%(d)	$ 222
$ 1.00	0.79%	0.77%	0.86%	0.97%	$ 832
$ 1.00	1.96%	0.80%	1.94%	0.62%	$ 663

$ 1.00	1.54%	0.57%	1.51%	0.19%	$ 24,051
$ 1.00	0.86%	0.58%	0.88%	0.43%	$ 13,453
$ 1.00	0.45%	0.59%	0.44%	0.65%	$ 15,361
$ 1.00	0.96%	0.59%	0.95%	0.88%	$ 20,758
$ 1.00	2.20%	0.58%	2.22%	0.60%	$ 29,677

$ 1.00	1.46%	0.57%(d)	1.45%(d)	0.29%(d)	$ 2,068
$ 1.00	0.86%	0.58%	0.83%	0.73%	$ 3,439
$ 1.00	0.44%	0.53%	0.54%	0.72%	$ 671
$ 1.00	0.96%	0.59%	1.02%	0.88%	$ 1,894
$ 1.00	2.17%	0.58%	2.12%	0.57%	$ 1,020

MTB Group of Funds
April 30, 2006

1. ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 36 portfolios, 7 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 29 funds (5 of which are only made available to variable annuity contracts) are presented in separate reports.

MTB Fund	Investment Objectives

MTB U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	To seek current income with liquidity and stability of principal.
MTB U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	To seek current income and provide liquidity and security of principal.
MTB Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)(n)	Maximizing current income exempt from federal income tax and providing liquidity and stability of principal.
MTB Money Market Fund (“Money Market Fund”)(d)	To seek current income with liquidity and stability of principal.
MTB Prime Money Market Fund (“Prime Money Market Fund”)(d)	To seek current income with liquidity and stability of principal
MTB New York Tax-Free Money Market Fund (“New York Tax-Free Money Market Fund”)(n)	To seek a high level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal.
MTB Pennsylvania Tax-Free Money Market Fund (“Pennsylvania Tax-Free Money Market Fund”)(n)	Maximizing current income exempt from federal and Pennsylvania personal income taxes and providing liquidity and stability of principal.

(d) Diversified

(n) Non-diversified

The Trust offers 7 classes of shares: Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares, Institutional I Shares and Institutional II Shares. All shares of the Funds have equal rights with respect to voting, except on class specific matters.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation -- The money market funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements -- It is each Fund’s policy to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Funds treat the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Funds in excess of the repurchase price and related transaction costs must be remitted to the other party.

Investment Income, Gains and Losses, Expenses and Distributions -- Interest income and expenses are accrued daily. Distributions of net investment income are declared daily, paid monthly and recorded on the ex-dividend date. All Funds, except Prime Money Market Fund, offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization -- All premiums and discounts are amortized/accreted.

Federal Taxes -- It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

When-Issued and Delayed Delivery Transactions -- The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other -- Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

		U.S. Treasury Money Market Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	1,242,119,280	$1,242,119,280	1,271,168,563	$1,271,168,563
Shares issued to shareholders in payment of distributions declared	1,882,293	1,882,293	749,317	749,317
Shares redeemed	(1,278,683,556)	(1,278,683,556)	(1,267,566,729)	(1,267,566,729)

Net change resulting from Class A Share transactions	(34,681,983)	$(34,681,983)	4,351,151	$4,351,151

Class S Shares
Shares sold	272,495,970	$272,495,970	153,567,472	$153,567,472
Shares redeemed	(263,255,224)	(263,255,224)	(149,978,005)	(149,978,005)

Net change resulting from Class S Share transactions	9,240,746	$9,240,746	3,589,467	$3,589,467

Institutional I Shares
Shares sold	613,520,674	$613,520,674	857,438,462	$857,438,462
Shares issued to shareholders in payment of distributions declared	32,458	32,458	25,150	25,150
Shares redeemed	(570,780,826)	(570,780,826)	(851,314,377)	(851,314,377)

Net change resulting from Institutional I Share transactions	42,772,306	$42,772,306	6,149,235	$6,149,235

Institutional II Shares
Shares sold	1,253,302,984	$1,253,302,984	1,074,185,622	$1,074,185,622
Shares redeemed	(1,239,914,659)	(1,239,914,659)	(1,044,651,932)	(1,044,651,932)

Net change resulting from Institutional II Share transactions	13,388,325	$13,388,325	29,533,690	$29,533,690

Net change resulting from share transactions	30,719,394	$30,719,394	43,623,543	$43,623,543

	U.S. Government Money Market Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	29,593,475	$29,593,475	3,687,942	$3,687,942
Shares issued to shareholders in payment of distributions declared	62,243	62,243	7,840	7,840
Shares redeemed	(25,029,405)	(25,029,405)	(3,467,174)	(3,467,174)

Net change resulting from Class A Share transactions	4,626,313	$4,626,313	228,608	$228,608

Institutional I Shares
Shares sold	2,214,022,397	$2,214,022,397	2,359,419,899	$2,359,419,899
Shares issued to shareholders in payment of distributions declared	--	--	59,679	59,679
Shares redeemed	(2,142,709,615)	(2,142,709,615)	(2,405,069,168)	(2,405,069,168)

Net change resulting from Institutional I Share transactions	71,312,782	$71,312,782	(45,589,590)	$(45,589,590)

Institutional II Shares
Shares sold	2,267,632,081	$2,267,632,081	2,063,772,402	$2,063,772,402
Shares redeemed	(2,204,560,288)	(2,204,560,288)	(2,711,807,250)	(2,711,807,250)

Net change resulting from Institutional II Share transactions	63,071,793	$63,071,793	(648,034,848)	$(648,034,848)

Net change resulting from share transactions	139,010,888	$139,010,888	(693,395,830)	$(693,395,830)

	Tax-Free Money Market Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	161,669,552	$161,669,552	43,035,783	$43,035,783
Shares issued to shareholders in payment of distributions declared	885,821	885,821	461,483	461,483
Shares redeemed	(185,171,830)	(185,171,830)	(41,261,284)	(41,261,284)

Net change resulting from Class A Share transactions	(22,616,457)	$(22,616,457)	2,235,982	$2,235,982

Institutional I Shares
Shares sold	163,981,411	$163,981,411	181,145,657	$181,145,657
Shares redeemed	(172,190,213)	(172,190,213)	(168,073,746)	(168,073,746)

Net change resulting from Institutional I Share transactions	(8,208,802)	$(8,208,802)	13,071,911	$13,071,911

Institutional II Shares
Shares sold	88,033,061	$88,033,061	82,307,571	$82,307,571
Shares issued to shareholders in payment of distributions declared	1,346	1,346	787	787
Shares redeemed	(91,872,321)	(91,872,321)	(92,282,005)	(92,282,005)

Net change resulting from Institutional II Share transactions	(3,837,914)	$(3,837,914)	(9,973,647)	$(9,973,647)

Net change resulting from share transactions	(34,663,173)	$(34,663,173)	5,334,246	$5,334,246

	Money Market Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	4,079,192,785	$4,079,192,785	4,291,681,315	$4,291,681,315
Shares issued to shareholders in payment of distributions declared	14,925,641	14,925,641	6,182,115	6,182,115
Shares redeemed	(4,119,923,328)	(4,119,923,328)	(4,450,594,083)	(4,450,594,083)

Net change resulting from Class A Share transactions	(25,804,902)	$(25,804,902)	(152,730,653)	$(152,730,653)

Class B Shares
Shares sold	16,140	$16,140	55,429	$55,429
Shares issued to shareholders in payment of distributions declared	5,248	5,248	1,761	1,761
Shares redeemed	(8,854)	(8,854)	(112,824)	(112,824)

Net change resulting from Class B Share transactions	12,534	$12,534	(55,634)	$(55,634)

Class S Shares
Shares sold	533,845,802	$533,845,802	670,553,592	$670,553,592
Shares issued to shareholders in payment of distributions declared	321	321	67	67
Shares redeemed	(535,257,018)	(535,257,018)	(676,700,360)	(676,700,360)

Net change resulting from Class S Share transactions	(1,410,895)	$(1,410,895)	(6,146,701)	$(6,146,701)

Institutional Shares
Shares sold	65,747,455	$65,747,455	21,300,208	$21,300,208
Shares issued to shareholders in payment of distributions declared	200,829	200,829	49,747	49,747
Shares redeemed	(65,570,505)	(65,570,505)	(16,013,775)	(16,013,775)

Net change resulting from Institutional Share transactions	377,779	$377,779	5,336,180	$5,336,180

Institutional I Shares
Shares sold	1,187,782,579	$1,187,782,579	1,154,736,700	$1,154,736,700
Shares issued to shareholders in payment of distributions declared	862,041	862,041	618,892	618,892
Shares redeemed	(1,244,082,999)	(1,244,082,999)	(1,290,316,552)	(1,290,316,552)

Net change resulting from Institutional I Share transactions	(55,438,379)	$(55,438,379)	(134,960,960)	$(134,960,960)

Institutional II Shares
Shares sold	1,438,863,838	$1,438,863,838	768,514,282	$768,514,282
Shares issued to shareholders in payment of distributions declared	945	945	562	562
Shares redeemed	(1,214,816,916)	(1,214,816,916)	(801,618,690)	(801,618,690)

Net change resulting from Institutional II Share transactions	224,047,867	$224,047,867	(33,103,846)	$(33,103,846)

Net change resulting from share transactions	141,784,004	$141,784,004	(321,661,614)	$(321,661,614)

	Prime Money Market Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Institutional Shares
Shares sold	1,504,012,435	$1,504,012,435	1,369,187,334	$1,369,187,334
Shares issued to shareholders in payment of distributions declared	3,575,414	3,575,414	1,669,378	1,669,378
Shares redeemed	(1,502,659,693)	(1,502,659,693)	(1,311,659,539)	(1,311,659,539)

Net change resulting from share transactions	4,928,156	$4,928,156	59,197,173	$59,197,173

	New York Tax-Free Money Market Fund

	Year Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	250,829,647	$250,829,647	212,594,732	$212,594,732
Shares issued to shareholders in payment of distributions declared	1,648,523	1,648,523	827,799	827,799
Shares redeemed	(270,524,277)	(270,524,277)	(224,729,767)	(224,729,767)

Net change resulting from Class A Share transactions	(18,046,107)	$(18,046,107)	(11,307,236)	$(11,307,236)

Institutional I Shares
Shares sold	88,276,869	$88,276,869	116,056,635	$116,056,635
Shares redeemed	(87,629,982)	(87,629,982)	(124,602,694)	(124,602,694)

Net change resulting from Institutional I Share transactions	646,887	$646,887	(8,546,059)	$(8,546,059)

Net change resulting from share transactions	(17,399,220)	$(17,399,220)	(19,853,295)	$(19,853,295)

	Pennsylvania Tax-Free Money Market Fund

	Period Ended 4/30/2006		Year Ended 4/30/2005

	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	4,513,370	$4,513,370	2,324,495	$2,324,495
Shares issued to shareholders in payment of distributions declared	14,162	14,162	3,365	3,365
Shares redeemed	(4,697,262)	(4,697,262)	(1,717,671)	(1,717,671)

Net change resulting from Class A Share transactions	(169,730)	$(169,730)	610,189	$610,189

Institutional I Shares
Shares sold	77,851,205	$77,851,205	39,753,662	$39,753,662
Shares issued to shareholders in payment of distributions declared	21,622	21,622	--	--
Shares redeemed	(68,956,563)	(68,956,563)	(34,355,337)	(34,355,337)

Net change resulting from Institutional I Share transactions	8,916,264	$8,916,264	5,398,325	$5,398,325

Institutional II Shares
Shares sold	4,254,731	$4,254,731	8,073,540	$8,073,540
Shares issued to shareholders in payment of distributions declared	2	2	--	--
Shares redeemed	(5,128,929)	(5,128,929)	(6,852,428)	(6,852,428)

Net change resulting from Institutional II Share transactions	(874,196)	$(874,196)	1,221,112	$1,221,112

Net change resulting from share transactions	7,872,338	$7,872,338	7,229,626	$7,229,626

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended April 30, 2006 and 2005 was as follows:

	2006	2005
Fund	Ordinary Income*	Ordinary Income*

U.S. Treasury Money Market Fund	$ 25,854,981	$ 9,269,440
U.S. Government Money Market Fund	75,570,624	30,365,848
Tax-Free Money Market Fund	3,156,110**	1,704,173***
Money Market Fund	59,442,839	24,366,605
Prime Money Market Fund	10,544,612	4,238,555
New York Tax-Free Money Market Fund	2,745,605**	1,497,510***
Pennsylvania Tax-Free Money Market Fund	647,422**	202,101***

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

** Included in this amount is tax-exempt income of $3,156,110, $2,745,605 and $647,422 for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund, respectively.

*** Included in this amount is tax exempt income of $1,704,173, $1,490,866 and $202,101 for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund, respectively.

As of April 30, 2006, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Capital Loss Carryforward	Other Temporary Items

U.S. Treasury Money Market Fund	$ 2,542,189	$ 33	$ (2,521,761)
U.S. Government Money Market Fund	7,681,294	--	(7,682,140)
Tax-Free Money Market Fund	223,450*	1,445	(209,769)
Money Market Fund	4,616,220	11,291	(4,615,076)
Prime Money Market Fund	724,924	2,927	(723,624)
New York Tax-Free Money Market Fund	120,277*	340	(106,666)
Pennsylvania Tax-Free Money Market Fund	69,580*	27	(66,728)

* Included in this amount is tax exempt income of $223,450, $120,277 and $69,580 for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund, respectively.

For federal income tax purposes, the following amounts apply as of April 30, 2006:

Fund	Cost of Investments

U.S. Treasury Money Market Fund	$881,964,606
U.S. Government Money Market Fund	2,141,892,212
Tax-Free Money Market Fund	122,854,314
Money Market Fund	1,863,870,012
Prime Money Market Fund	314,560,748
New York Tax-Free Money Market Fund	125,441,797
Pennsylvania Tax-Free Money Market Fund	31,513,505

At April 30, 2006, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in						Total Capital Loss Carryforward
Fund Name	2008	2009	2010	2011	2012	2014

U.S. Treasury Money Market Fund	$ --	$--	$ --	$ --	$--	$ 33	$ 33
Tax-Free Money Market Fund	875	--	570	--	--	--	1,445
Money Market Fund	--	--	--	11,291	--	--	11,291
Prime Money Market Fund	--	--	--	2,750	--	177	2,927
New York Tax-Free Money Market Fund	--	--	--	--	--	340	340
Pennsylvania Tax-Free Money Market Fund	--	--	27	--	--	--	27

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee -- MTB Investment Advisors, Inc. (the “Advisor”), receives for its services an annual investment advisor fee equal to 0.40% of each Fund’s average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. The Advisor can modify or terminate this voluntary waiver and /or reimbursement at any time at its sole discretion.

Administrative Fee -- Federated Services Company (FServ) and M&T Securities, Inc. (M&T Securities) serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided in accordance with the following schedules specified below:

Prior to October 1, 2005 the administrative fees payable to FServ were as follows:

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds

0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.02%	on the next $2 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Effective October 1, 2005 the administrative fees payable to FServ changed to reflect the following fee structure:

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds

0.04%	on the first $2 billion
0.03%	on the next $2 billion
0.02%	on the next $3 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Fees payable to M&T Securities, Inc.:

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds

0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

FServ and M&T Securities may each voluntarily choose to waive any portion of its fee. FServ and M&T Securities can each modify or terminate its voluntary waiver at any time at its sole discretion.

Distribution Services Fee -- The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds, except for U.S. Treasury Money Market Fund’s Class A Shares, Money Market Fund’s Class A Shares and New York Tax-Free Money Market Fund’s Class A Shares, will compensate Edgewood Services, Inc. (Edgewood), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class S Shares, Institutional Shares and Institutional II Shares to finance activities intended to result in the sale of these shares. The Plan provides that each Fund, excluding the Class A Shares for U.S. Treasury Money Market Fund, Money Market Fund and New York Tax-Free Money Market Fund, may incur distribution expenses according to the following schedule annually, to compensate Edgewood:

Share Class Name	Percentage of Average Daily Net Assets of Class

Class A Shares	0.25%
Class B Shares	0.75%
Class S Shares	0.25%
Institutional Shares	0.25%
Institutional II Shares	0.25%

Edgewood may voluntarily choose to waive any portion of its fee. Edgewood can modify or terminate this voluntary waiver at any time at its sole discretion. When Edgewood receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended April 30, 2006, Edgewood did not retain any fees paid by the Funds.

Edgewood is a wholly-owned subsidiary of Federated Investors, Inc.

Sales Charges -- Class B Shares may be subject to a contingent deferred sales charge (CDSC). The redemption proceeds with respect to Class B Shares may be reduced by the CDSC and the CDSC decreases the longer Class B Shares are held. Class B Shares convert to Class A Shares (which pay lower ongoing expenses) eight years after purchase. This is a non-taxable event.

Shareholder Services Fee -- Pursuant to a Shareholder Services Plan adopted by the Funds and administered by FServ, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class B Shares, Class C Shares, Class S Shares, Institutional Shares and Institutional I Shares to financial institutions including M&T Securities, to finance certain services for shareholders and to maintain shareholder accounts. Class C Shares are not offered by the Funds. M&T Securities has entered into a Shareholder Services Agreement with FServ under the Shareholder Services Plan and is entitled to receive up to 0.25% of the average daily net assets of the Fund’s Shares. M&T Securities may voluntarily choose to waive any portion of its fee with respect to the Funds at any time at its sole discretion. For the year ended April 30, 2006, M&T Securities or an affiliate retained a portion of the fees paid by the Funds.

General -- Certain of the Officers of the Trust are Officers of the above companies that provide services to the Funds.

6. CONCENTRATION OF CREDIT RISK

Since New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2006, 63.94% of New York Tax-Free Money Market Fund, and 59.8% of Pennsylvania Tax-Free Money Market Fund’s portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 7.85% for New York Tax-Free Money Market Fund and 10.2% for Pennsylvania Tax-Free Money Market Fund.

7. LINE OF CREDIT

The Funds participate in a $10,000,000 unsecured, committed revolving line of credit (LOC) agreement with State Street Bank & Trust Company. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the year ended April 30, 2006.

8. FEDERAL TAX INFORMATION (UNAUDITED)

At April 30, 2006, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax:

Fund Name

Tax-Free Money Market Fund	100.0%
New York Tax-Free Money Market Fund	100.0%
Pennsylvania Tax-Free Money Market Fund	100.0%

9. SUBSEQUENT EVENT

Subsequent to April 30, 2006, M&T Securities will reimburse a portion of the operating expenses of Class A Shares of Money Market Fund, New York Tax-Free Money Market Fund and U.S. Treasury Money Market Fund. This reimbursement results from the correction of contractual terms relating to Distribution Plan payments made pursuant to Rule 12b-1 under the Act. This reimbursement is expected to be $2,533,688, $34,297 and $109,225, respectively, upon completion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
MTB Group of Funds

We have audited the accompanying statements of assets and liabilities of MTB U.S. Treasury Money Market Fund, MTB U.S. Government Money Market Fund, MTB Tax-Free Money Market Fund, MTB Money Market Fund, MTB Prime Money Market Fund, MTB New York Tax-Free Money Market Fund and MTB Pennsylvania Tax-Free Money Market Fund (seven of the “Funds” constituting the “MTB Group of Funds” or the “Funds”) including the portfolios of investments, as of April 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through the period ended April 30, 2003 for the MTB U.S. Government Money Market Fund, MTB Tax-Free Money Market Fund and the MTB Pennsylvania Tax-Free Money Market Fund were audited by other auditors whose report, dated June 16, 2003, expressed and unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MTB Group of Funds at April 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 9, 2006

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The Trust is comprised of 36 funds and is the only investment company in the Fund Complex. Unless otherwise noted, each Board member oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Mark J. Czarnecki† Manufacturers and Traders Trust Company One M&T Plaza Buffalo, NY 14203 Birth date: November 3, 1955 TRUSTEE Began serving: August 2000	Principal Occupations: Executive Vice President, Manufacturers and Traders Trust Company (“M&T Bank”), division head for M&T Bank’s investment group. Other Directorships Held: None

†Mark J. Czarnecki is “interested” due to positions he holds with M&T Bank, the parent of the Funds’ advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia Roycroft Campus 21 South Grove Street, Suite 291 East Aurora, NY 14052 Birth date: July 20, 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupations: Chairman of the Board, HealthNow Systems, Inc. and HealthNow New York, Inc. (health care company).

Other Directorships Held: The Energy East Corp.; Community Foundation for Greater Buffalo.

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paint and chemical specialties).

John S. Cramer 4216 Jonathan Lane Harrisburg, PA 17110 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc. (health care company) since February 2006.

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Position: President Emeritus, Pinnacle Health Systems (health care).

Daniel R. Gernatt, Jr. Richardson & Taylor Hollow Roads Collins, NY Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CFO, Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

William H. Cowie, Jr. 1408 Ruxton Road Baltimore, MD Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: None Previous Position: Vice Chairman of Signet Banking Corp., since 1991.

Richard B. Seidel 770 Hedges Lane Strafford, PA Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupations: Chairman and Director (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None

Dr. Marguerite D. Hambleton 62 LaNoche Court Buffalo, NY Birth date: February 19, 1943 TRUSTEE Began serving: September 2005

Principal Occupations: Member, Catholic Hospital System; Chairman, Member, AAA Foundation for Traffic Safety; Chairman, AAA Foundation for Traffic Safety R&D Committee; Vice Chairman, New York State AAA; President, Buffalo Club Board.

Previous Positions: Chairman, Federal Reserve Board (Buffalo Branch); Board Member, Western New York Public Broadcasting; Trustee, Canisius College.

Other Directorships Held: None

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Charles L. Davis Federated Investors Tower Pittsburgh, PA Birth date: March 23, 1960 CHIEF EXECUTIVE OFFICER Began serving: December 2002

Principal Occupations: Director of Mutual Fund Services, Federated Services Company; Director of Sales Administration, Federated Securities Corp.; President, Edgewood Services, Inc.; and President, Southpointe Distribution Services, Inc.

Previous Positions: Director of Business Development, Federated Services Company; Business Manager, Mutual Fund Services, Federated Servces Company; Director of Investor Relations, MNC Financial, Inc.; and Vice President, Maryland National Bank.

Carl W. Jordan One M&T Plaza Buffalo, NY Birth date: January 2, 1955 PRESIDENT Began serving: May 2001	Principal Occupations: Senior Vice President, M&T Bank, 2001-Present; Administrative Vice President, M&T Bank, 1995-2001.

Todd E. Richards 100 East Pratt Street Baltimore, MD Birth date: August 5, 1948 VICE PRESIDENT Began serving: March 2006

Principal Occupations: Vice President, M&T Bank, 2000-Present; Vice President, Director of Product and Distribution, M&T Securities, since January 2006.

Previous Position: President, Keystone Brokerage.

Philip R. Carbone 100 East Pratt Street, 15th floor Baltimore, MD Birth date: July 27, 1954 VICE PRESIDENT Began serving: September 2003

Principal Occupations: Vice President, Director of Distribution for Proprietary Products, M&T Securities, since 2003; Manager, Vision Shareholder Services and Discount Brokerage, 1998-2002.

Previous Position: Regional Sales Manager, M&T Securities, Inc., 1995-1998.

Scot A. Millen 100 East Pratt Street, 15th floor Baltimore, MD Birth date: February 22, 1969 VICE PRESIDENT Began serving: September 2003	Principal Occupations: Vice President, Product Manager, M&T Securities, since 2002; Executive Associate, M&T Investment Group, 2001-2002; Summer Associate, M&T Investment Group, 2000.

Judy Mackin Federated Investors Tower Pittsburgh, PA Birth date: May 30, 1960 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: March 2005	Principal Occupation: Vice President, Mutual Fund Services Division, Federated Services Company.

Richard N. Paddock Federated Investors Tower Pittsburgh, PA Birth date: October 25, 1963 TREASURER Began serving: January 2006	Principal Occupation: Vice President, Federated Administrative Services.

Thomas R. Rus 100 E. Pratt Street, 17th floor Baltimore, MD Birth date: October 11, 1959 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupation: Chief Compliance Officer, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Vice President and Associate Counsel, M&T Bank 2003-2004; Vice President and Trust Counsel, Allfirst Financial, Inc., 1995-2003.

Steven A. Friedman Federated Investors Tower Pittsburgh, PA Birth date: May 12, 1950 AML COMPLIANCE OFFICER Began serving: December 2002

Principal Occupation: Compliance Officer, Federated Services Company, Federated Securities Corp. and Edgewood Services, Inc.

Previous Positions: Senior Vice President, Compliance Officer and Bank Secrecy Officer, Parkvale Bank.

C. Grant Anderson Federated Investors Tower Pittsburgh, PA Birth date: November 6, 1940 SECRETARY Began serving: December 2000	Principal Occupation: Counsel, Reed Smith LLP (since October 2002). Previous Positions: Corporate Counsel, Federated Investors, Inc.; Vice President, Federated Services Company.

Victor R. Siclari
Federated Investors Tower
Pittsburgh, PA
Birth date: November 17, 1961
ASSISTANT SECRETARY
Began serving: May 2000; Secretary from
August 11, 1995 to May 11, 2000; Assistant
Secretary from May 11, 2000 to present.

Principal Occupation: Partner, Reed Smith LLP (since October 2002). Previous Positions: Senior Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the MTB Funds website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link to Form N-PX. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Funds & Performance” section of the MTB Funds website at www.mtbfunds.com by clicking “Fund Holdings” and selecting the name of the Fund.

[Logo of MTB Group of Funds]

Investment Advisor
MTB Investment Advisors, Inc.
100 E. Pratt Street
17th Floor
Baltimore, MD 21202

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Co-Administrator
M&T Securities, Inc.
One M&T Plaza
Buffalo, NY 14203

Co-Administrator
Federated Services Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Transfer Agent and Dividend
Disbursing Agent
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

Custodian and Fund Accountant
State Street Corporation
P.O. Box 8609
Boston, MA 02266-8609

Independent Registered Public
Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.
Since we are required by law to send a Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

33049 (6/06)

1-800-836-2211 / mtbfunds.com

MTB FUNDS
100 EAST PRATT STREET, 15th FLOOR
BALTIMORE, MD 21202

MTB-SAR-000-0605

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies
- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal
Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for
Principal Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Joseph J. Castiglia, William H. Cowie, Jr.,
John S. Cramer, and Richard B. Seidel.

Item 4.     Principal Accountant Fees and Services

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $494,500

                  Fiscal year ended 2005 - $457,350

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $11,000 and $0,
      respectively.  Issuance of audit consents for N-1A and N-14 filings.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0,
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0,
      respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and
non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit
Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.
The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide
Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit
Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all
Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by
                  the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management
                  and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or
                  under common control with the investment adviser that
                  provides ongoing services to the registrant to its
                  accountant during the fiscal year in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant  at the time of the engagement to be
                  non-audit services; and
(3)   Such services are promptly brought to the attention of the Audit
                  Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such
                  approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or
Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

            Fiscal year ended 2006 - $1,444,380

            Fiscal year ended 2005 - $163,945

(h)         The registrant's Audit Committee has considered that the
provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            No Changes to Report.

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within
90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  MTB Group of Funds

By          /S/ Richard N. Paddock
            Richard N. Paddock, Principal Financial Officer
Date        June 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ Charles L. Davis, Jr.
            Charles L. Davis, Jr., Principal Executive Officer

Date        June 26, 2006

By          /S/ Richard N. Paddock
            Richard N. Paddock, Principal Financial Officer

Date        June 26, 2006